UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®
Class A, Class T (to be named Class M), Class C and Class I

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor® Gold Fund

Fidelity Advisor® Materials Fund

Fidelity Advisor® Telecommunications Fund

Annual Report

February 28, 2017

Each Advisor fund listed above is a class of the Fidelity® Select Portfolios®

Contents

Fidelity Advisor® Consumer Staples Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Gold Fund
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Fidelity Advisor® Materials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Telecommunications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Consumer Staples Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.47%	10.04%	8.99%
Class T (incl. 3.50% sales charge)	7.71%	10.25%	8.95%
Class C (incl. contingent deferred sales charge)	10.07%	10.52%	8.82%
Class I	12.22%	11.63%	9.93%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Class A on February 28, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,651	Fidelity Advisor® Consumer Staples Fund - Class A
$20,834	S&P 500® Index

Fidelity Advisor® Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Robert Lee:  For the year, the fund's share classes (excluding sales charges, if applicable) rose roughly 11% to 12%, compared with the 12.16% return of the MSCI sector index, and significantly lagging the broader S&P 500® index. Against stable global economic data and improving prices for energy and certain other commodities, consumer staples came up short of the broad market this period. In addition, Trump's election ignited investors' hopes of potential business-friendly reforms, along with their expectations for a rise in inflation. As a result, typically more-defensive areas of the market, including consumer staples, suffered amid a shift toward riskier assets. Versus the MSCI sector index, the fund’s largest relative detractors were sizable stakes in CVS Health and Kroger. Shares of pharmacy retailer and health care company CVS fell on downward earnings guidance, as the firm lost some large contracts to competitor Walgreens Boots Alliance – another large fund holding. Meanwhile, grocer Kroger also reduced its earnings estimates, as food deflation led to slower sales growth and less fixed-cost leverage, and as investors began to fear an acceleration in price competition within the food retail industry. Conversely, a non-index stake in U.K.-based British American Tobacco (BAT) was by far the fund’s biggest individual contributor and among its largest holdings. The stock returned 22% for the fund, partly helped by news in January that BAT would buy the remaining stake in competitor Reynolds American that it did not own, making it the world’s largest publicly traded tobacco company. Bunge, a producer of fertilizer, processed grains and soybeans, also was significantly additive. Favorable crop conditions in key markets increased earnings expectations for the global agribusiness and food company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Staples Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Philip Morris International, Inc.	11.7	4.1
British American Tobacco PLC sponsored ADR	11.6	10.9
CVS Health Corp.	8.4	9.2
Kroger Co.	6.0	6.2
Reynolds American, Inc.	5.2	4.8
Altria Group, Inc.	4.9	4.1
The Coca-Cola Co.	4.9	3.9
Estee Lauder Companies, Inc. Class A	4.8	0.8
Procter & Gamble Co.	3.9	12.3
Colgate-Palmolive Co.	3.8	2.7
	65.2

Top Industries (% of fund's net assets)

As of February 28, 2017
Tobacco	33.8%
Food & Staples Retailing	17.6%
Beverages	16.6%
Food Products	10.4%
Personal Products	9.7%
All Others*	11.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Food & Staples Retailing	24.9%
Tobacco	24.2%
Beverages	17.0%
Household Products	16.2%
Food Products	11.1%
All Others*	6.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Consumer Staples Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Beverages - 16.4%
Brewers - 2.8%
Anheuser-Busch InBev SA NV	670,590	$73,353,629
China Resources Beer Holdings Co. Ltd. (a)	3,468,000	7,871,563
		81,225,192
Distillers & Vintners - 3.2%
Brown-Forman Corp. Class B (non-vtg.)	195,168	9,516,392
Constellation Brands, Inc. Class A (sub. vtg.)	213,600	33,921,816
Kweichow Moutai Co. Ltd. (A Shares)	268,853	13,883,937
Pernod Ricard SA	238,376	27,248,584
Wuliangye Yibin Co. Ltd. Class A	1,314,309	7,570,757
		92,141,486
Soft Drinks - 10.4%
Britvic PLC	2,255,964	17,677,661
Coca-Cola Bottling Co. Consolidated	150,638	25,920,281
Coca-Cola European Partners PLC	47,700	1,654,713
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	64,529	4,235,038
Coca-Cola Icecek Sanayi A/S	611,162	5,888,088
Embotelladora Andina SA Series A sponsored ADR Series A	287,573	5,808,975
Monster Beverage Corp. (a)	2,113,502	87,583,523
PepsiCo, Inc.	68,800	7,594,144
The Coca-Cola Co.	3,336,218	139,987,707
		296,350,130

TOTAL BEVERAGES		469,716,808

Food & Staples Retailing - 17.6%
Drug Retail - 11.3%
CVS Health Corp.	2,978,903	240,040,004
Drogasil SA (a)	343,600	6,481,814
Rite Aid Corp. (a)	1,031,800	6,190,800
Walgreens Boots Alliance, Inc.	829,524	71,654,283
		324,366,901
Food Retail - 6.0%
Kroger Co.	5,395,670	171,582,306
Hypermarkets & Super Centers - 0.3%
Wal-Mart Stores, Inc.	123,800	8,781,134

TOTAL FOOD & STAPLES RETAILING		504,730,341

Food Products - 10.4%
Agricultural Products - 2.7%
Bunge Ltd.	944,844	77,335,481
Packaged Foods & Meats - 7.7%
Amplify Snack Brands, Inc. (a)	284,938	2,855,079
Blue Buffalo Pet Products, Inc. (a)	490,676	11,992,121
Mead Johnson Nutrition Co. Class A	240,640	21,125,786
Mondelez International, Inc.	1,379,358	60,581,403
Nestle SA	231,912	17,114,683
The Hain Celestial Group, Inc. (a)	1,191,666	42,161,143
TreeHouse Foods, Inc. (a)	762,959	64,912,552
		220,742,767

TOTAL FOOD PRODUCTS		298,078,248

Hotels, Restaurants & Leisure - 0.7%
Restaurants - 0.7%
U.S. Foods Holding Corp.	737,016	20,304,791
Household Products - 9.1%
Household Products - 9.1%
Colgate-Palmolive Co.	1,478,196	107,878,744
Kimberly-Clark Corp.	145,466	19,281,518
Procter & Gamble Co.	1,231,261	112,130,939
Spectrum Brands Holdings, Inc. (b)	147,105	19,965,091
		259,256,292
Personal Products - 9.7%
Personal Products - 9.7%
Avon Products, Inc. (a)	2,634,800	11,593,120
Coty, Inc. Class A (b)	4,174,597	78,398,932
Estee Lauder Companies, Inc. Class A	1,652,639	136,921,141
Herbalife Ltd. (a)	289,610	16,360,069
L'Oreal SA	82,100	15,268,767
Unilever NV (Certificaten Van Aandelen) (Bearer)	295,700	13,997,879
Unilever PLC sponsored ADR (b)	108,400	5,146,832
		277,686,740
Tobacco - 33.8%
Tobacco - 33.8%
Altria Group, Inc.	1,877,045	140,628,211
British American Tobacco PLC sponsored ADR (b)	5,187,692	331,182,257
ITC Ltd.	2,461,847	9,673,980
Philip Morris International, Inc.	3,065,591	335,222,374
Reynolds American, Inc.	2,431,523	149,708,871
		966,415,693
TOTAL COMMON STOCKS
(Cost $2,136,570,932)		2,796,188,913

Nonconvertible Preferred Stocks - 0.2%
Beverages - 0.2%
Brewers - 0.2%
Ambev SA sponsored ADR
(Cost $4,208,238)	1,079,010	6,139,567

Money Market Funds - 14.5%
Fidelity Cash Central Fund, 0.60% (c)	67,980,774	67,994,370
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	345,125,337	345,194,362
TOTAL MONEY MARKET FUNDS
(Cost $413,159,142)		413,188,732
TOTAL INVESTMENT PORTFOLIO - 112.4%
(Cost $2,553,938,312)		3,215,517,212
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(354,007,815)
NET ASSETS - 100%		$2,861,509,397

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$259,718
Fidelity Securities Lending Cash Central Fund	1,515,619
Total	$1,775,337

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,796,188,913	$2,685,240,908	$110,948,005	$--
Nonconvertible Preferred Stocks	6,139,567	6,139,567	--	--
Money Market Funds	413,188,732	413,188,732	--	--
Total Investments in Securities:	$3,215,517,212	$3,104,569,207	$110,948,005	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.8%
United Kingdom	12.5%
Bermuda	2.7%
Belgium	2.5%
France	1.4%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $336,402,757) — See accompanying schedule: Unaffiliated issuers (cost $2,140,779,170)	$2,802,328,480
Fidelity Central Funds (cost $413,159,142)	413,188,732
Total Investments (cost $2,553,938,312)		$3,215,517,212
Receivable for investments sold		1,470,144
Receivable for fund shares sold		7,125,395
Dividends receivable		3,442,599
Distributions receivable from Fidelity Central Funds		494,426
Prepaid expenses		12,955
Other receivables		172,464
Total assets		3,228,235,195
Liabilities
Payable to custodian bank	$147
Payable for investments purchased	12,917,380
Payable for fund shares redeemed	5,656,387
Accrued management fee	1,282,517
Distribution and service plan fees payable	399,595
Other affiliated payables	499,023
Other payables and accrued expenses	796,673
Collateral on securities loaned	345,174,076
Total liabilities		366,725,798
Net Assets		$2,861,509,397
Net Assets consist of:
Paid in capital		$2,161,673,906
Undistributed net investment income		4,801,401
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,120,683
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		660,913,407
Net Assets		$2,861,509,397
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($522,014,431 ÷ 5,427,232 shares)		$96.18
Maximum offering price per share (100/94.25 of $96.18)		$102.05
Class T:
Net Asset Value and redemption price per share ($89,924,874 ÷ 942,418 shares)		$95.42
Maximum offering price per share (100/96.50 of $95.42)		$98.88
Class C:
Net Asset Value and offering price per share ($308,350,291 ÷ 3,284,096 shares)(a)		$93.89
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($1,665,603,660 ÷ 17,170,009 shares)		$97.01
Class I:
Net Asset Value, offering price and redemption price per share ($275,616,141 ÷ 2,846,783 shares)		$96.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$74,847,125
Income from Fidelity Central Funds		1,775,337
Total income		76,622,462
Expenses
Management fee	$17,449,594
Transfer agent fees	5,832,031
Distribution and service plan fees	4,855,574
Accounting and security lending fees	951,646
Custodian fees and expenses	90,578
Independent trustees' fees and expenses	70,084
Registration fees	222,336
Audit	57,796
Legal	45,597
Interest	3,438
Miscellaneous	41,607
Total expenses before reductions	29,620,281
Expense reductions	(283,563)	29,336,718
Net investment income (loss)		47,285,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	132,377,339
Redemptions in-kind with affiliated entities	85,065,706
Fidelity Central Funds	(7,690)
Foreign currency transactions	(102,855)
Total net realized gain (loss)		217,332,500
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $618,798)	57,306,523
Assets and liabilities in foreign currencies	1,526
Total change in net unrealized appreciation (depreciation)		57,308,049
Net gain (loss)		274,640,549
Net increase (decrease) in net assets resulting from operations		$321,926,293

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,285,744	$45,297,947
Net realized gain (loss)	217,332,500	141,211,479
Change in net unrealized appreciation (depreciation)	57,308,049	(292,128,539)
Net increase (decrease) in net assets resulting from operations	321,926,293	(105,619,113)
Distributions to shareholders from net investment income	(44,327,157)	(42,428,021)
Distributions to shareholders from net realized gain	(82,139,579)	(202,474,580)
Total distributions	(126,466,736)	(244,902,601)
Share transactions - net increase (decrease)	(395,070,237)	299,448,347
Redemption fees	44,026	52,041
Total increase (decrease) in net assets	(199,566,654)	(51,021,326)
Net Assets
Beginning of period	3,061,076,051	3,112,097,377
End of period	$2,861,509,397	$3,061,076,051
Other Information
Undistributed net investment income end of period	$4,801,401	$4,626,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.78	$101.33	$87.93	$85.67	$74.90
Income from Investment Operations
Net investment income (loss)B	1.28	1.34	1.37	1.43	1.26
Net realized and unrealized gain (loss)	9.12	(4.86)	17.28	7.51	11.73
Total from investment operations	10.40	(3.52)	18.65	8.94	12.99
Distributions from net investment income	(1.37)	(1.31)	(1.28)	(1.44)	(1.08)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.00)C	(8.03)	(5.25)D	(6.68)	(2.22)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.18	$89.78	$101.33	$87.93	$85.67
Total ReturnF,G	11.91%	(3.51)%	21.95%	10.53%	17.60%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.03%	1.04%	1.05%	1.06%	1.08%
Net investment income (loss)	1.37%	1.45%	1.45%	1.61%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$522,014	$470,249	$414,151	$329,459	$277,329
Portfolio turnover rateJ	56%K	63%	42%K	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.10	$100.61	$87.37	$85.18	$74.49
Income from Investment Operations
Net investment income (loss)B	1.01	1.08	1.10	1.18	1.03
Net realized and unrealized gain (loss)	9.07	(4.83)	17.15	7.46	11.68
Total from investment operations	10.08	(3.75)	18.25	8.64	12.71
Distributions from net investment income	(1.12)	(1.04)	(1.04)	(1.21)	(.88)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.76)	(7.76)	(5.01)C	(6.45)	(2.02)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$95.42	$89.10	$100.61	$87.37	$85.18
Total ReturnE,F	11.61%	(3.78)%	21.60%	10.23%	17.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of all reductions	1.31%	1.31%	1.32%	1.33%	1.35%
Net investment income (loss)	1.09%	1.17%	1.18%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$89,925	$76,586	$81,489	$61,421	$52,024
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$87.77	$99.27	$86.32	$84.28	$73.75
Income from Investment Operations
Net investment income (loss)B	.56	.63	.65	.75	.65
Net realized and unrealized gain (loss)	8.92	(4.75)	16.93	7.36	11.55
Total from investment operations	9.48	(4.12)	17.58	8.11	12.20
Distributions from net investment income	(.73)	(.65)	(.65)	(.84)	(.53)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.36)C	(7.38)D	(4.63)	(6.07)E	(1.67)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$93.89	$87.77	$99.27	$86.32	$84.28
Total ReturnG,H	11.07%	(4.23)%	21.03%	9.70%	16.73%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.80%	1.80%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.79%	1.80%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.79%	1.79%	1.80%	1.81%	1.82%
Net investment income (loss)	.61%	.69%	.70%	.85%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$308,350	$250,576	$228,151	$164,669	$134,966
Portfolio turnover rateK	56%L	63%	42%L	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 E Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.48	$102.03	$88.51	$86.17	$75.29
Income from Investment Operations
Net investment income (loss)B	1.56	1.61	1.64	1.69	1.48
Net realized and unrealized gain (loss)	9.20	(4.89)	17.40	7.55	11.82
Total from investment operations	10.76	(3.28)	19.04	9.24	13.30
Distributions from net investment income	(1.60)	(1.55)	(1.54)	(1.66)	(1.28)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.23)C	(8.27)	(5.52)	(6.90)	(2.42)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$97.01	$90.48	$102.03	$88.51	$86.17
Total ReturnE	12.24%	(3.25)%	22.27%	10.82%	17.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.79%	.81%
Expenses net of all reductions	.76%	.76%	.77%	.79%	.80%
Net investment income (loss)	1.64%	1.72%	1.73%	1.88%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$1,665,604	$2,039,983	$2,173,970	$1,328,594	$1,425,055
Portfolio turnover rateH	56%I	63%	42%I	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.34	$101.91	$88.33	$85.92	$75.14
Income from Investment Operations
Net investment income (loss)B	1.54	1.60	1.59	1.66	1.45
Net realized and unrealized gain (loss)	9.19	(4.89)	17.40	7.53	11.79
Total from investment operations	10.73	(3.29)	18.99	9.19	13.24
Distributions from net investment income	(1.61)	(1.55)	(1.44)	(1.54)	(1.32)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.25)	(8.28)C	(5.41)D	(6.78)	(2.46)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.82	$90.34	$101.91	$88.33	$85.92
Total ReturnF	12.22%	(3.26)%	22.26%	10.80%	17.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.78%	.77%	.80%	.82%	.85%
Expenses net of all reductions	.77%	.77%	.80%	.82%	.84%
Net investment income (loss)	1.63%	1.71%	1.70%	1.85%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$275,616	$216,836	$198,538	$154,271	$378,731
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$700,011,718
Gross unrealized depreciation	(43,745,466)
Net unrealized appreciation (depreciation) on securities	$656,266,252
Tax Cost	$2,559,250,960

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,923,518
Undistributed long-term capital gain	$39,433,331
Net unrealized appreciation (depreciation) on securities and other investments	$656,219,557

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$67,916,475	$ 74,502,566
Long-term Capital Gains	58,550,261	170,400,035
Total	$126,466,736	$ 244,902,601

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securites and in-kind transactions, aggregated $1,728,107,751 and $1,942,329,048, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25 % during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,339,266	$–
Class T	.25%	.25%	436,934	–
Class B	.75%	.25%	18,669	14,002
Class C	.75%	.25%	3,060,705	786,573
			$4,855,574	$800,575

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$454,705
Class T	51,077
Class B(a)	19
Class C(a)	51,246
$557,047

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,074,330.20
Class T	198,886.23
Class B	4,085.22
Class C	619,029.20
Consumer Staples	3,384,602.17
Class I	551,099.19
	$5,832,031

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,116 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,265,050.74%		$2,995

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,230,314 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $205,991,818. The net realized gain of $85,065,706 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,764 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,515,619.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,290,333. The weighted average interest rate was 1.16%. The interest expense amounted to $443 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $256,302 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expense by $3,219.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,042.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$7,577,410	$5,892,374
Class T	1,043,893	832,225
Class B	–	21,356
Class C	2,453,649	1,681,417
Consumer Staples	28,450,076	30,907,531
Class I	4,802,129	3,093,118
Total	$44,327,157	$42,428,021
From net realized gain
Class A	$14,585,099	$29,492,766
Class T	2,440,856	5,430,950
Class B	38,559	809,700
Class C	8,724,413	16,753,262
Consumer Staples	48,589,839	136,504,977
Class I	7,760,813	13,482,925
Total	$82,139,579	$202,474,580

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	2,074,631	1,973,363	$195,949,659	$181,606,150
Reinvestment of distributions	237,892	372,764	21,465,950	34,290,264
Shares redeemed	(2,123,267)	(1,195,463)	(197,828,865)	(110,798,612)
Net increase (decrease)	189,256	1,150,664	$19,586,744	$105,097,802
Class T
Shares sold	258,361	197,944	$24,169,768	$18,205,532
Reinvestment of distributions	37,389	66,110	3,349,216	6,055,600
Shares redeemed	(212,844)	(214,470)	(19,792,973)	(19,884,944)
Net increase (decrease)	82,906	49,584	$7,726,011	$4,376,188
Class B
Shares sold	1,629	4,002	$151,958	$364,996
Reinvestment of distributions	379	8,400	35,399	777,774
Shares redeemed	(78,913)	(93,279)	(7,397,851)	(8,496,255)
Net increase (decrease)	(76,905)	(80,877)	$(7,210,494)	$(7,353,485)
Class C
Shares sold	1,245,446	926,964	$115,155,143	$84,032,895
Reinvestment of distributions	115,157	181,545	10,152,865	16,369,686
Shares redeemed	(931,585)	(551,638)	(84,513,838)	(49,873,026)
Net increase (decrease)	429,018	556,871	$40,794,170	$50,529,555
Consumer Staples
Shares sold	4,086,473	5,277,258	$389,479,615	$487,809,315
Reinvestment of distributions	801,941	1,736,133	73,103,322	161,200,153
Shares redeemed	(10,263,589)(a)	(5,774,399)	(963,924,332)(a)	(543,103,364)
Net increase (decrease)	(5,375,175)	1,238,992	$(501,341,395)	$105,906,104
Class I
Shares sold	2,282,645	1,318,941	$217,344,361	$121,982,188
Reinvestment of distributions	121,641	148,325	11,031,386	13,734,363
Shares redeemed	(1,957,632)	(1,015,396)	(183,001,020)	(94,824,368)
Net increase (decrease)	446,654	451,870	$45,374,727	$40,892,183

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Gold Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.07%	(15.10)%	(3.06)%
Class T (incl. 3.50% sales charge)	15.43%	(14.94)%	(3.08)%
Class C (incl. contingent deferred sales charge)	18.19%	(14.71)%	(3.20)%
Class I	20.41%	(13.80)%	(2.17)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Gold Fund - Class A on February 28, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$7,331	Fidelity Advisor® Gold Fund - Class A
$20,834	S&P 500® Index

Fidelity Advisor® Gold Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the year, most of the fund's share classes (excluding sales charges, if applicable) rose roughly 20%, underperforming the 21.88% return of the S&P® Global BMI Gold Capped Index, and falling short of the broad-based S&P 500®. It was a volatile year for gold and gold stocks. Both rallied in the first half of the fiscal year against a global backdrop of below-average economic growth, negative real interest rates, currency debasement and increasing political tension. After August, gold markets reversed course, falling steeply after Trump's election on expectations of a stronger dollar and higher interest rates. The asset class hit bottom in late December, and appearing oversold, then rebounded a bit through the end of February 2017. The commodity price finished flat for the year, however. Versus the S&P industry benchmark, the fund's biggest detractor by far was its non-index stake in bullion, with a 9% weighting, on average. I've tactically used gold and silver bullion for price exposure and liquidity reasons, but in the period's second half, gold-related equities gained favor among investors, hurting our bullion position. Among individual stocks, detractors included names we overweighted that underperformed, including Detour Gold and New Gold. These firms stuggled with operational execution. Another contributor, Premier Gold Mines, executed well but failed to attract investment interest, which caused it to underperform. Conversely, the fund was helped by overweighting names that significantly outperformed, such as B2Gold, the fund's biggest relative contributor by far. B2 executed well, made significant progress in key projects, and did not need to raise capital as the market anticipated. The stock returned 175% for the fund this year. Other contributors included Continental Gold and Torex Gold. All three stayed focused on their project pipelines and benefited from an improved gold environment in the period's first half.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P® Global BMI Gold Capped Index (a custom index developed for Fidelity) to S&P® Global BMI Gold Capped 20/45 Index (a public benchmark that became available more recently). Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new S&P® index will continue to provide shareholders with meaningful performance comparisons.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Randgold Resources Ltd. sponsored ADR	8.2	6.5
Barrick Gold Corp.	7.6	5.8
Newmont Mining Corp.	6.9	7.6
Agnico Eagle Mines Ltd. (Canada)	6.0	6.4
B2Gold Corp.	5.7	3.8
Franco-Nevada Corp.	5.3	5.3
Newcrest Mining Ltd.	4.5	5.4
Silver Bullion	4.0	4.8
Goldcorp, Inc.	3.8	3.2
Torex Gold Resources, Inc.	3.3	3.0
	55.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Gold	90.5%
Commodities & Related Investments*	5.7%
Precious Metals & Minerals	1.0%
Silver	1.0%
Diversified Metals & Mining	0.8%
Copper	0.3%
All Others**	0.7%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Gold	87.8%
Commodities & Related Investments*	9.4%
Precious Metals & Minerals	1.2%
Silver	1.2%
Diversified Metals & Mining	0.4%

 * Includes gold bullion and/or silver bullion.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Geographic Diversification (% of fund's net assets)

As of February 28, 2017
Canada	59.8%
United States of America*	16.3%
Bailiwick of Jersey	8.3%
Australia	6.2%
South Africa	4.8%
United Kingdom	2.1%
Cayman Islands	1.2%
Peru	1.0%
China	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2016
Canada	55.7%
United States of America*	20.0%
Australia	7.7%
Bailiwick of Jersey	6.5%
South Africa	5.9%
United Kingdom	1.4%
Peru	1.0%
Cayman Islands	0.8%
China	0.6%
Other	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 6.2%
Metals & Mining - 6.2%
Gold - 6.2%
Evolution Mining Ltd.	2,641,243	$4,374,089
Gold Road Resources Ltd. (a)	1,080,000	438,859
Newcrest Mining Ltd.	4,118,268	69,906,520
Northern Star Resources Ltd.	1,278,118	4,105,920
Perseus Mining Ltd.:
(Australia) (a)	1,717,134	408,123
(Canada) (a)	1,300,000	313,206
Resolute Mng Ltd.	3,125,161	3,857,658
Saracen Mineral Holdings Ltd. (a)	8,122,787	6,788,237
Silver Lake Resources Ltd. (a)	3,205,985	1,634,589
St Barbara Ltd. (a)	1,847,257	3,597,382
		95,424,583
Bailiwick of Jersey - 8.3%
Metals & Mining - 8.3%
Diversified Metals & Mining - 0.1%
Glencore Xstrata PLC (a)	416,400	1,664,000
Gold - 8.2%
Randgold Resources Ltd. sponsored ADR	1,371,295	125,761,466
TOTAL METALS & MINING		127,425,466
Canada - 59.8%
Metals & Mining - 59.8%
Copper - 0.3%
First Quantum Minerals Ltd.	382,700	3,982,016
Diversified Metals & Mining - 0.4%
Arizona Mining, Inc. (a)(b)	622,900	1,313,146
Ivanhoe Mines Ltd. (a)	1,708,400	4,952,070
		6,265,216
Gold - 57.5%
Agnico Eagle Mines Ltd. (Canada)	2,188,601	92,029,337
Alacer Gold Corp. (a)	1,623,663	3,105,032
Alamos Gold, Inc.	2,655,487	19,213,394
Argonaut Gold, Inc. (a)	6,308,462	9,879,236
B2Gold Corp. (a)	28,385,793	87,196,232
Barrick Gold Corp.	6,357,669	117,321,538
Belo Sun Mining Corp. (a)	59,800	43,222
Centerra Gold, Inc.	647,000	3,122,474
Continental Gold, Inc. (a)(c)	7,770,400	26,033,941
Detour Gold Corp. (a)	2,636,900	32,876,874
Detour Gold Corp. (a)(d)	785,900	9,798,603
Eldorado Gold Corp.	9,290,935	28,400,238
Franco-Nevada Corp.	1,256,100	80,962,747
Goldcorp, Inc.	3,675,700	58,254,393
Guyana Goldfields, Inc. (a)	4,378,400	22,317,247
Guyana Goldfields, Inc. (a)(d)	155,000	790,054
Integra Gold Corp. (a)	1,664,500	952,432
Kinross Gold Corp. (a)	2,825,391	9,955,451
Kirkland Lake Gold Ltd. (a)	1,131,919	8,096,093
Klondex Mines Ltd. (a)	603,600	3,203,870
Lundin Gold, Inc. (a)	1,000	4,111
New Gold, Inc. (a)	10,245,675	29,544,448
Novagold Resources, Inc. (a)	1,747,700	9,237,204
OceanaGold Corp.	9,921,932	28,162,689
Osisko Gold Royalties Ltd.	1,105,993	12,124,121
Pilot Gold, Inc. (a)	1,418,150	565,893
Premier Gold Mines Ltd. (a)(c)	15,325,622	29,885,078
Pretium Resources, Inc. (a)	1,652,083	16,754,674
Pretium Resources, Inc. (a)(d)	225,000	2,281,848
Primero Mining Corp. (a)	1,812,100	1,159,679
Richmont Mines, Inc. (a)	702,843	5,482,197
Rubicon Minerals Corp. (a)	1,000	1,506
Sandstorm Gold Ltd. (a)	1,506,475	6,317,622
Seabridge Gold, Inc. (a)	1,405,890	14,340,078
SEMAFO, Inc. (a)	6,750,700	20,686,153
Silver Standard Resources, Inc. (a)	581,200	6,441,247
Tahoe Resources, Inc.	2,985,938	25,313,704
Teranga Gold Corp. (a)	1,230,000	805,677
Teranga Gold Corp. CDI unit (a)	3,338,072	2,252,184
Timmins Gold Corp. (a)	371,500	142,648
Torex Gold Resources, Inc. (a)	2,646,400	51,206,505
Yamana Gold, Inc.	3,225,620	8,912,833
		885,174,507
Precious Metals & Minerals - 0.6%
Dalradian Resources, Inc. (a)	415,700	384,965
Gold Standard Ventures Corp. (a)	2,724,500	7,076,890
Osisko Mining, Inc. (a)(b)	778,900	2,134,615
		9,596,470
Silver - 1.0%
MAG Silver Corp. (a)	352,600	5,070,516
Silver Wheaton Corp.	556,600	10,841,170
		15,911,686
TOTAL METALS & MINING		920,929,895
Cayman Islands - 1.2%
Metals & Mining - 1.2%
Gold - 1.2%
Endeavour Mining Corp. (a)	997,240	18,612,844
China - 0.3%
Metals & Mining - 0.3%
Gold - 0.3%
Zijin Mng Group Co. Ltd. (H Shares)	11,240,000	4,242,384
Mexico - 0.0%
Metals & Mining - 0.0%
Precious Metals & Minerals - 0.0%
Industrias Penoles SA de CV	8,518	202,365
Peru - 1.0%
Metals & Mining - 1.0%
Gold - 1.0%
Compania de Minas Buenaventura SA sponsored ADR	1,313,928	16,161,314
South Africa - 4.8%
Metals & Mining - 4.8%
Gold - 4.8%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,651,408	40,238,516
DRDGOLD Ltd. sponsored ADR	1,000	5,230
Gold Fields Ltd. sponsored ADR	4,729,426	14,613,926
Harmony Gold Mining Co. Ltd.	1,484,000	3,598,689
Harmony Gold Mining Co. Ltd. sponsored ADR	1,585,400	3,963,500
Sibanye Gold Ltd. ADR	1,325,306	10,748,232
		73,168,093
United Kingdom - 2.1%
Metals & Mining - 2.1%
Diversified Metals & Mining - 0.3%
Rio Tinto PLC	101,900	4,176,493
Gold - 1.4%
Acacia Mining PLC	3,331,536	22,157,899
Pan African Resources PLC	230,000	47,090
		22,204,989
Precious Metals & Minerals - 0.4%
Fresnillo PLC	363,000	6,693,368
TOTAL METALS & MINING		33,074,850
United States of America - 9.9%
Metals & Mining - 9.9%
Gold - 9.9%
McEwen Mining, Inc.	939,010	3,220,804
Newmont Mining Corp.	3,080,200	105,466,048
Royal Gold, Inc.	660,413	43,620,279
		152,307,131
TOTAL COMMON STOCKS
(Cost $1,369,430,408)		1,441,548,925
	Troy Ounces

Commodities - 5.7%
Gold Bullion (a)	21,510	26,915,033
Silver Bullion (a)	3,322,000	60,923,819
TOTAL COMMODITIES
(Cost $80,077,110)		87,838,852
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 0.60% (e)	15,759,747	15,762,899
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	1,081,568	1,081,785
TOTAL MONEY MARKET FUNDS
(Cost $16,844,672)		16,844,684
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $1,466,352,190)		1,546,232,461
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,128,124)
NET ASSETS - 100%		$1,540,104,337

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,870,505 or 0.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$69,522
Fidelity Securities Lending Cash Central Fund	10,665
Total	$80,187

Consolidated Subsidiary

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Cayman Gold Ltd.	$185,320,085	$92,173,835	$200,298,268	$--	$87,787,763

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Continental Gold, Inc.	$7,779,166	$2,177,205	$742,920	$--	$26,033,941
Premier Gold Mines Ltd.	25,711,502	11,220,829	--	--	29,885,078
Total	$33,490,668	$13,398,034	$742,920	$--	$55,919,019

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,441,548,925	$1,433,773,743	$7,775,182	$--
Commodities	87,838,852	87,838,852	--	--
Money Market Funds	16,844,684	16,844,684	--	--
Total Investments in Securities:	$1,546,232,461	$1,538,457,279	$7,775,182	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$72,999,912

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $1,186,039) — See accompanying schedule: Unaffiliated issuers (cost $1,300,354,005)	$1,385,629,906
Fidelity Central Funds (cost $16,844,672)	16,844,684
Commodities (cost $80,077,110)	87,838,852
Other affiliated issuers (cost $69,076,403)	55,919,019
Total Investments (cost $1,466,352,190)		$1,546,232,461
Cash		8,950
Foreign currency held at value (cost $114,029)		114,029
Receivable for fund shares sold		3,691,431
Dividends receivable		505,820
Distributions receivable from Fidelity Central Funds		15,268
Prepaid expenses		7,881
Other receivables		77,802
Total assets		1,550,653,642
Liabilities
Payable for investments purchased	$677,067
Payable for fund shares redeemed	7,396,301
Accrued management fee	758,073
Distribution and service plan fees payable	120,136
Other affiliated payables	341,617
Other payables and accrued expenses	174,338
Collateral on securities loaned	1,081,773
Total liabilities		10,549,305
Net Assets		$1,540,104,337
Net Assets consist of:
Paid in capital		$2,818,682,698
Accumulated net investment loss		(49,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,358,407,528)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,878,839
Net Assets		$1,540,104,337
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($83,588,637 ÷ 4,069,614 shares)		$20.54
Maximum offering price per share (100/94.25 of $20.54)		$21.79
Class T:
Net Asset Value and redemption price per share ($25,169,746 ÷ 1,246,366 shares)		$20.19
Maximum offering price per share (100/96.50 of $20.19)		$20.92
Class C:
Net Asset Value and offering price per share ($101,214,813 ÷ 5,228,706 shares)(a)		$19.36
Gold:
Net Asset Value, offering price and redemption price per share ($1,271,457,815 ÷ 60,489,023 shares)		$21.02
Class I:
Net Asset Value, offering price and redemption price per share ($58,673,326 ÷ 2,791,934 shares)		$21.02

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$8,352,091
Income from Fidelity Central Funds		80,187
Income before foreign taxes withheld		8,432,278
Less foreign taxes withheld		(800,026)
Total income		7,632,252
Expenses
Management fee	$9,811,701
Transfer agent fees	3,642,106
Distribution and service plan fees	1,289,371
Accounting and security lending fees	760,040
Custodian fees and expenses	331,897
Independent trustees' fees and expenses	36,346
Registration fees	211,660
Audit	71,567
Legal	20,581
Interest	3,044
Miscellaneous	19,888
Total expenses before reductions	16,198,201
Expense reductions	(515,991)	15,682,210
Net investment income (loss)		(8,049,958)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(50,651,285)
Fidelity Central Funds	1,349
Other affiliated issuers	(1,353,943)
Commodities	(4,656,219)
Foreign currency transactions	101,165
Total net realized gain (loss)		(56,558,933)
Change in net unrealized appreciation (depreciation) on: Investments	264,003,740
Assets and liabilities in foreign currencies	16,260
Commodities	18,412,875
Total change in net unrealized appreciation (depreciation)		282,432,875
Net gain (loss)		225,873,942
Net increase (decrease) in net assets resulting from operations		$217,823,984

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,049,958)	$(2,113,041)
Net realized gain (loss)	(56,558,933)	(161,201,963)
Change in net unrealized appreciation (depreciation)	282,432,875	158,387,878
Net increase (decrease) in net assets resulting from operations	217,823,984	(4,927,126)
Distributions to shareholders from net realized gain	(47,051,891)	–
Share transactions - net increase (decrease)	114,767,885	137,310,705
Redemption fees	402,160	180,108
Total increase (decrease) in net assets	285,942,138	132,563,687
Net Assets
Beginning of period	1,254,162,199	1,121,598,512
End of period	$1,540,104,337	$1,254,162,199
Other Information
Accumulated net investment loss end of period	$(49,672)	$(13,704)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.70	$18.11	$22.01	$30.25	$45.37
Income from Investment Operations
Net investment income (loss)B	(.16)	(.06)	(.10)	–C	.07
Net realized and unrealized gain (loss)	3.59	(.35)	(3.80)	(8.25)	(15.19)
Total from investment operations	3.43	(.41)	(3.90)	(8.25)	(15.12)
Distributions from net realized gain	(.60)	–	–	–	–
Total distributions	(.60)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.54	$17.70	$18.11	$22.01	$30.25
Total ReturnD,E	19.97%	(2.26)%	(17.72)%	(27.24)%	(33.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.23%	1.23%	1.21%	1.18%
Expenses net of fee waivers, if any	1.16%	1.20%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.16%	1.20%	1.19%	1.18%	1.17%
Net investment income (loss)	(.71)%	(.44)%	(.51)%	- %H	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$83,589	$53,509	$46,898	$60,270	$101,202
Portfolio turnover rateI	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.37	$17.83	$21.73	$29.95	$45.04
Income from Investment Operations
Net investment income (loss)B	(.22)	(.11)	(.15)	(.06)	(.03)
Net realized and unrealized gain (loss)	3.54	(.35)	(3.75)	(8.17)	(15.06)
Total from investment operations	3.32	(.46)	(3.90)	(8.23)	(15.09)
Distributions from net realized gain	(.51)	–	–	–	–
Total distributions	(.51)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.19	$17.37	$17.83	$21.73	$29.95
Total ReturnD,E	19.62%	(2.58)%	(17.95)%	(27.45)%	(33.50)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.52%	1.50%	1.49%	1.45%
Expenses net of fee waivers, if any	1.46%	1.48%	1.46%	1.47%	1.44%
Expenses net of all reductions	1.46%	1.48%	1.46%	1.46%	1.44%
Net investment income (loss)	(1.01)%	(.72)%	(.79)%	(.28)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,170	$17,720	$16,200	$18,402	$24,913
Portfolio turnover rateH	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.68	$17.20	$21.06	$29.15	$44.05
Income from Investment Operations
Net investment income (loss)B	(.29)	(.16)	(.23)	(.16)	(.20)
Net realized and unrealized gain (loss)	3.42	(.36)	(3.63)	(7.94)	(14.70)
Total from investment operations	3.13	(.52)	(3.86)	(8.10)	(14.90)
Distributions from net realized gain	(.45)	–	–	–	–
Total distributions	(.45)	–	–	–	–
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$19.36	$16.68	$17.20	$21.06	$29.15
Total ReturnD,E	19.19%	(3.02)%	(18.33)%	(27.75)%	(33.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.97%	1.96%	1.96%	1.93%
Expenses net of fee waivers, if any	1.85%	1.93%	1.92%	1.94%	1.92%
Expenses net of all reductions	1.84%	1.93%	1.92%	1.93%	1.91%
Net investment income (loss)	(1.40)%	(1.17)%	(1.25)%	(.76)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$101,215	$52,732	$39,429	$33,811	$37,787
Portfolio turnover rateH	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.12	$18.50	$22.41	$30.72	$45.96
Income from Investment Operations
Net investment income (loss)B	(.09)	(.03)	(.04)	.06	.16
Net realized and unrealized gain (loss)	3.66	(.35)	(3.87)	(8.38)	(15.40)
Total from investment operations	3.57	(.38)	(3.91)	(8.32)	(15.24)
Distributions from net realized gain	(.68)	–	–	–	–
Total distributions	(.68)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.12	$18.50	$22.41	$30.72
Total ReturnD	20.38%	(2.05)%	(17.45)%	(27.05)%	(33.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.97%	.94%	.94%	.93%
Expenses net of fee waivers, if any	.84%	.93%	.90%	.92%	.92%
Expenses net of all reductions	.84%	.93%	.90%	.91%	.92%
Net investment income (loss)	(.39)%	(.17)%	(.22)%	.27%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,271,458	$1,076,206	$992,944	$1,275,913	$2,301,019
Portfolio turnover rateG	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.13	$18.50	$22.41	$30.69	$45.87
Income from Investment Operations
Net investment income (loss)B	(.09)	(.02)	(.04)	.07	.20
Net realized and unrealized gain (loss)	3.67	(.35)	(3.87)	(8.36)	(15.38)
Total from investment operations	3.58	(.37)	(3.91)	(8.29)	(15.18)
Distributions from net realized gain	(.70)	–	–	–	–
Total distributions	(.70)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.13	$18.50	$22.41	$30.69
Total ReturnD	20.41%	(2.00)%	(17.45)%	(26.98)%	(33.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.92%	.90%	.87%	.84%
Expenses net of fee waivers, if any	.84%	.88%	.86%	.85%	.83%
Expenses net of all reductions	.84%	.88%	.86%	.84%	.82%
Net investment income (loss)	(.39)%	(.12)%	(.18)%	.34%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$58,673	$52,607	$23,667	$107,830	$128,262
Portfolio turnover rateG	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2017

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Consolidated Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $87,787,763 in the Subsidiary, representing 5.7% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Consolidated Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$290,781,302
Gross unrealized depreciation	(395,611,347)
Net unrealized appreciation (depreciation) on securities	$(104,830,045)
Tax Cost	$1,651,011,417

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,999,109
Capital loss carryforward	$(1,218,001,068)
Net unrealized appreciation (depreciation) on securities and other investments	$(104,839,163)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(140,407,726)
Long-term	(1,077,593,342)
Total capital loss carryforward	$(1,218,001,068)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$47,051,891	$–

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $531,160,049 and $456,022,645, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .57% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$218,687	$1,445
Class T	.25%	.25%	130,979	132
Class B	.75%	.25%	4,112	3,086
Class C	.75%	.25%	935,593	341,534
			$1,289,371	$346,197

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$99,491
Class T	15,214
Class B(a)	45
Class C(a)	22,697
$137,447

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$247,853.28
Class T	86,396.33
Class B	1,090.27
Class C	202,946.22
Gold	2,964,629.21
Class I	139,192.21
	$3,642,106

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $8,571 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,242,148.65%		$3,044

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,125.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,499 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,665.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $471,109.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,346 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,536.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net realized gain
Class A	$2,221,326	$–
Class T	587,030	–
Class C	2,039,868	–
Gold	40,224,766	–
Class I	1,978,901	–
Total	$47,051,891	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	3,164,607	1,535,243	$69,537,871	$23,173,408
Reinvestment of distributions	120,564	–	2,146,978	–
Shares redeemed	(2,238,855)	(1,100,912)	(48,377,613)	(16,009,093)
Net increase (decrease)	1,046,316	434,331	$23,307,236	$7,164,315
Class T
Shares sold	712,177	373,972	$15,561,760	$5,610,984
Reinvestment of distributions	32,071	–	560,038	–
Shares redeemed	(517,783)	(262,516)	(11,004,318)	(3,867,307)
Net increase (decrease)	226,465	111,456	$5,117,480	$1,743,677
Class B
Shares sold	7,043	6,237	$134,526	$87,905
Shares redeemed	(89,907)	(65,868)	(1,923,575)	(948,946)
Net increase (decrease)	(82,864)	(59,631)	$(1,789,049)	$(861,041)
Class C
Shares sold	3,277,150	1,382,064	$68,100,712	$19,834,455
Reinvestment of distributions	115,019	–	1,909,405	–
Shares redeemed	(1,324,351)	(513,567)	(26,570,952)	(7,072,215)
Net increase (decrease)	2,067,818	868,497	$43,439,165	$12,762,240
Gold
Shares sold	44,152,495	25,445,576	$998,832,934	$393,817,498
Reinvestment of distributions	2,098,203	–	38,476,693	–
Shares redeemed	(45,146,079)	(19,739,546)	(990,273,602)	(303,052,757)
Net increase (decrease)	1,104,619	5,706,030	$47,036,025	$90,764,741
Class I
Shares sold	2,033,849	2,727,491	$45,606,027	$42,106,104
Reinvestment of distributions	97,474	–	1,788,422	–
Shares redeemed	(2,240,667)	(1,105,474)	(49,737,421)	(16,369,331)
Net increase (decrease)	(109,344)	1,622,017	$(2,342,972)	$25,736,773

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Materials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	22.69%	5.74%	6.91%
Class T (incl. 3.50% sales charge)	25.24%	5.92%	6.85%
Class C (incl. contingent deferred sales charge)	28.21%	6.20%	6.73%
Class I	30.55%	7.30%	7.85%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Materials Fund - Class A on February 28, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,502	Fidelity Advisor® Materials Fund - Class A
$20,834	S&P 500® Index

Fidelity Advisor® Materials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 29% to 31%, trailing the 34.26% gain of the MSCI U.S. IMI Materials 25/50 Index, but topping the S&P 500®. Despite a robust rally in materials stocks fueled by post-election optimism, my focus on stocks with positive cyclical drivers was less effective this period. Versus the MSCI sector index, negligible exposure to the strong-performing steel group hampered fund results, as did stock picking in fertilizers & agricultural chemicals and untimely ownership of gold equities. A large overweighting in paper-packaging provider Graphic Packaging Holding was the fund’s largest relative detractor. The stock considerably underperformed our industry index this period, partly due to weakness in paperboard prices. Other detractors included sizable overweightings in specialty chemicals provider W.R. Grace and fertilizer maker CF Industries Holdings. Conversely, picks in construction materials and commodity chemicals were noteworthy positives, along with a sizable underweighting in the lagging industrial-gases group and a meaningful overweighting in the strong-performing paper-packaging segment. In the latter category, our top contributor was WestRock, the fund's second-largest holding at period end. Our large overweighting in this stock reflected my belief in the longer-term promise of the union of MeadWestvaco and Rock-Tenn in July 2015, from which WestRock was formed. Another standout and significant overweighting for the fund was construction materials supplier Eagle Materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	15.3	15.5
WestRock Co.	6.4	7.7
Monsanto Co.	6.1	7.5
LyondellBasell Industries NV Class A	5.5	4.2
Graphic Packaging Holding Co.	4.8	6.1
Ball Corp.	4.6	5.7
The Dow Chemical Co.	4.6	4.9
PPG Industries, Inc.	4.4	4.9
Ecolab, Inc.	3.9	4.6
Air Products & Chemicals, Inc.	3.7	0.0
	59.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Chemicals	67.7%
Containers & Packaging	16.6%
Metals & Mining	9.4%
Construction Materials	3.3%
Trading Companies & Distributors	2.0%
All Others*	1.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Chemicals	67.5%
Containers & Packaging	21.3%
Metals & Mining	5.6%
Construction Materials	4.0%
Trading Companies & Distributors	1.2%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Materials Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Chemicals - 67.7%
Commodity Chemicals - 8.4%
LyondellBasell Industries NV Class A	941,596	$85,911,219
Olin Corp.	674,300	20,957,244
Trinseo SA	245,900	17,003,985
Westlake Chemical Corp.	131,300	8,328,359
		132,200,807
Diversified Chemicals - 27.0%
Ashland Global Holdings, Inc.	147,200	17,761,152
E.I. du Pont de Nemours & Co.	3,049,100	239,476,313
Eastman Chemical Co.	614,448	49,309,452
The Chemours Co. LLC	1,295,200	43,596,432
The Dow Chemical Co.	1,167,800	72,707,228
		422,850,577
Fertilizers & Agricultural Chemicals - 10.8%
Agrium, Inc.	250,900	24,188,936
CF Industries Holdings, Inc.	744,910	23,405,072
Monsanto Co.	842,930	95,950,722
The Scotts Miracle-Gro Co. Class A	286,431	25,959,242
		169,503,972
Industrial Gases - 3.7%
Air Products & Chemicals, Inc.	409,900	57,578,653
Specialty Chemicals - 17.8%
Axalta Coating Systems (a)	518,700	15,099,357
Ecolab, Inc.	490,820	60,846,955
Frutarom Industries Ltd.	215,996	12,256,186
Platform Specialty Products Corp. (a)	1,626,800	21,457,492
PPG Industries, Inc.	674,700	69,109,521
Sherwin-Williams Co.	148,700	45,879,898
W.R. Grace & Co.	771,640	54,662,978
		279,312,387

TOTAL CHEMICALS		1,061,446,396

Construction Materials - 3.3%
Construction Materials - 3.3%
Eagle Materials, Inc.	504,215	52,292,138
Containers & Packaging - 16.6%
Metal & Glass Containers - 5.4%
Ball Corp.	992,875	73,006,099
Berry Plastics Group, Inc. (a)	242,000	12,179,860
		85,185,959
Paper Packaging - 11.2%
Graphic Packaging Holding Co.	5,680,295	75,831,938
WestRock Co.	1,857,219	99,769,805
		175,601,743

TOTAL CONTAINERS & PACKAGING		260,787,702

Metals & Mining - 9.4%
Copper - 2.9%
Freeport-McMoRan, Inc. (a)	3,334,100	44,676,940
Diversified Metals & Mining - 3.6%
Alcoa Corp.	464,800	16,077,432
Glencore Xstrata PLC (a)	3,587,482	14,336,143
Rio Tinto PLC	645,400	26,452,487
		56,866,062
Gold - 2.9%
Barrick Gold Corp.	820,700	15,144,825
Franco-Nevada Corp.	208,300	13,426,113
Randgold Resources Ltd. sponsored ADR (b)	180,800	16,581,168
		45,152,106

TOTAL METALS & MINING		146,695,108

Trading Companies & Distributors - 2.0%
Trading Companies & Distributors - 2.0%
Nexeo Solutions, Inc. (c)	1,116,600	10,339,716
Univar, Inc. (a)	629,600	20,273,120
		30,612,836
TOTAL COMMON STOCKS
(Cost $1,215,382,264)		1,551,834,180

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.60% (d)	26,183,408	26,188,645
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	12,517,902	12,520,406
TOTAL MONEY MARKET FUNDS
(Cost $38,706,553)		38,709,051
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $1,254,088,817)		1,590,543,231
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(22,668,422)
NET ASSETS - 100%		$1,567,874,809

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,339,716 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$11,166,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,287
Fidelity Securities Lending Cash Central Fund	89,092
Total	$153,379

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,551,834,180	$1,525,381,693	$26,452,487	$--
Money Market Funds	38,709,051	38,709,051	--	--
Total Investments in Securities:	$1,590,543,231	$1,564,090,744	$26,452,487	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Netherlands	5.5%
Canada	3.3%
Bailiwick of Jersey	2.0%
United Kingdom	1.7%
Luxembourg	1.1%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $12,408,363) — See accompanying schedule: Unaffiliated issuers (cost $1,215,382,264)	$1,551,834,180
Fidelity Central Funds (cost $38,706,553)	38,709,051
Total Investments (cost $1,254,088,817)		$1,590,543,231
Foreign currency held at value (cost $19,790)		19,388
Receivable for fund shares sold		2,720,643
Dividends receivable		3,046,320
Distributions receivable from Fidelity Central Funds		19,080
Prepaid expenses		5,272
Other receivables		99,232
Total assets		1,596,453,166
Liabilities
Payable for investments purchased	$10,612,092
Payable for fund shares redeemed	4,192,323
Accrued management fee	704,469
Distribution and service plan fees payable	129,497
Other affiliated payables	297,515
Other payables and accrued expenses	127,211
Collateral on securities loaned	12,515,250
Total liabilities		28,578,357
Net Assets		$1,567,874,809
Net Assets consist of:
Paid in capital		$1,219,514,455
Undistributed net investment income		2,492,054
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,423,575
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,444,725
Net Assets		$1,567,874,809
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($229,085,975 ÷ 2,818,905 shares)		$81.27
Maximum offering price per share (100/94.25 of $81.27)		$86.23
Class T:
Net Asset Value and redemption price per share ($40,935,304 ÷ 507,531 shares)		$80.66
Maximum offering price per share (100/96.50 of $80.66)		$83.59
Class C:
Net Asset Value and offering price per share ($80,225,272 ÷ 1,019,159 shares)(a)		$78.72
Materials:
Net Asset Value, offering price and redemption price per share ($882,504,037 ÷ 10,809,628 shares)		$81.64
Class I:
Net Asset Value, offering price and redemption price per share ($335,124,221 ÷ 4,112,229 shares)		$81.49

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$29,133,077
Income from Fidelity Central Funds		153,379
Total income		29,286,456
Expenses
Management fee	$7,904,862
Transfer agent fees	3,070,538
Distribution and service plan fees	1,420,989
Accounting and security lending fees	456,285
Custodian fees and expenses	45,540
Independent trustees' fees and expenses	31,309
Registration fees	118,755
Audit	50,408
Legal	21,488
Interest	1,640
Miscellaneous	20,582
Total expenses before reductions	13,142,396
Expense reductions	(93,787)	13,048,609
Net investment income (loss)		16,237,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,427,248
Redemptions in-kind with affiliated entities	17,720,821
Fidelity Central Funds	4,670
Foreign currency transactions	(57,126)
Total net realized gain (loss)		64,095,613
Change in net unrealized appreciation (depreciation) on: Investment securities	293,430,621
Assets and liabilities in foreign currencies	(9,689)
Total change in net unrealized appreciation (depreciation)		293,420,932
Net gain (loss)		357,516,545
Net increase (decrease) in net assets resulting from operations		$373,754,392

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,237,847	$21,289,378
Net realized gain (loss)	64,095,613	179,640
Change in net unrealized appreciation (depreciation)	293,420,932	(394,277,283)
Net increase (decrease) in net assets resulting from operations	373,754,392	(372,808,265)
Distributions to shareholders from net investment income	(13,547,763)	(15,036,509)
Distributions to shareholders from net realized gain	–	(20,008,646)
Total distributions	(13,547,763)	(35,045,155)
Share transactions - net increase (decrease)	(113,259,980)	(326,507,843)
Redemption fees	17,097	36,485
Total increase (decrease) in net assets	246,963,746	(734,324,778)
Net Assets
Beginning of period	1,320,911,063	2,055,235,841
End of period	$1,567,874,809	$1,320,911,063
Other Information
Undistributed net investment income end of period	$2,492,054	$–
Distributions in excess of net investment income end of period	$–	$(45,053)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.94	$80.43	$86.46	$73.44	$69.23
Income from Investment Operations
Net investment income (loss)B	.70	.79	.51	.36	.70
Net realized and unrealized gain (loss)	18.26	(16.80)	1.05	14.56	5.69
Total from investment operations	18.96	(16.01)	1.56	14.92	6.39
Distributions from net investment income	(.63)	(.58)	(.43)	(.30)	(.63)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.63)	(1.48)C	(7.59)D	(1.90)	(2.18)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$81.27	$62.94	$80.43	$86.46	$73.44
Total ReturnF,G	30.18%	(20.01)%	2.20%	20.46%	9.40%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.06%	1.06%	1.09%	1.12%
Net investment income (loss)	.96%	1.09%	.61%	.45%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$229,086	$202,747	$319,740	$336,777	$219,627
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.52	$79.95	$85.99	$73.05	$68.91
Income from Investment Operations
Net investment income (loss)B	.47	.56	.25	.12	.50
Net realized and unrealized gain (loss)	18.12	(16.69)	1.06	14.48	5.66
Total from investment operations	18.59	(16.13)	1.31	14.60	6.16
Distributions from net investment income	(.45)	(.40)	(.18)	(.06)	(.46)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.45)	(1.30)C	(7.35)	(1.66)	(2.02)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$80.66	$62.52	$79.95	$85.99	$73.05
Total ReturnF,G	29.78%	(20.27)%	1.90%	20.10%	9.10%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.39%	1.38%	1.37%	1.40%	1.42%
Expenses net of fee waivers, if any	1.39%	1.37%	1.37%	1.40%	1.42%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.39%	1.41%
Net investment income (loss)	.65%	.77%	.31%	.15%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$40,935	$30,118	$45,252	$45,223	$37,860
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.09	$78.12	$84.38	$71.96	$67.98
Income from Investment Operations
Net investment income (loss)B	.15	.24	(.12)	(.23)	.18
Net realized and unrealized gain (loss)	17.68	(16.28)	1.03	14.23	5.55
Total from investment operations	17.83	(16.04)	.91	14.00	5.73
Distributions from net investment income	(.20)	(.08)	–	–	(.20)
Distributions from net realized gain	–	(.91)	(7.17)	(1.58)	(1.55)
Total distributions	(.20)	(.99)	(7.17)	(1.58)	(1.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$78.72	$61.09	$78.12	$84.38	$71.96
Total ReturnD,E	29.21%	(20.61)%	1.43%	19.56%	8.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.81%	1.82%	1.85%	1.89%
Expenses net of fee waivers, if any	1.82%	1.81%	1.82%	1.85%	1.89%
Expenses net of all reductions	1.82%	1.81%	1.82%	1.84%	1.88%
Net investment income (loss)	.21%	.34%	(.14)%	(.30)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$80,225	$66,896	$107,697	$106,879	$75,007
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.20	$80.77	$86.81	$73.68	$69.41
Income from Investment Operations
Net investment income (loss)B	.90	.98	.73	.58	.90
Net realized and unrealized gain (loss)	18.34	(16.89)	1.05	14.63	5.71
Total from investment operations	19.24	(15.91)	1.78	15.21	6.61
Distributions from net investment income	(.80)	(.76)	(.65)	(.48)	(.79)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.66)C	(7.82)	(2.08)	(2.34)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.64	$63.20	$80.77	$86.81	$73.68
Total ReturnE	30.52%	(19.81)%	2.46%	20.80%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.81%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.82%	.85%
Expenses net of all reductions	.81%	.80%	.80%	.82%	.84%
Net investment income (loss)	1.22%	1.34%	.87%	.73%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$882,504	$711,985	$1,107,689	$1,231,942	$1,146,782
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.07	$80.60	$86.66	$73.57	$69.35
Income from Investment Operations
Net investment income (loss)B	.91	1.00	.74	.59	.90
Net realized and unrealized gain (loss)	18.31	(16.86)	1.05	14.60	5.70
Total from investment operations	19.22	(15.86)	1.79	15.19	6.60
Distributions from net investment income	(.80)	(.77)	(.68)	(.50)	(.83)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.67)C	(7.85)	(2.10)	(2.38)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.49	$63.07	$80.60	$86.66	$73.57
Total ReturnE	30.55%	(19.79)%	2.49%	20.81%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.81%	.85%
Expenses net of all reductions	.78%	.78%	.78%	.81%	.84%
Net investment income (loss)	1.25%	1.37%	.89%	.74%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$335,124	$306,145	$468,371	$333,963	$246,696
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, deferred trustees compensations, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$355,770,575
Gross unrealized depreciation	(24,555,933)
Net unrealized appreciation (depreciation) on securities	$331,214,642
Tax Cost	$1,259,328,589

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,568,977
Undistributed long-term capital gain	$15,355,441
Net unrealized appreciation (depreciation) on securities and other investments	$331,204,953

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(611,309)
2019	(80,787)
Total with expiration	$(692,096)

The Fund acquired $692,096 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$13,547,763	$ 15,036,509
Long-term Capital Gains	–	20,008,646
Total	$13,547,763	$ 35,045,155

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $693,566,413 and $738,416,796, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$523,269	$–
Class T	.25%	.25%	170,918	–
Class B	.75%	.25%	9,283	6,962
Class C	.75%	.25%	717,519	48,804
			$1,420,989	$55,766

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$62,168
Class T	6,901
Class B(a)	132
Class C(a)	4,512
$73,713

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$473,160.23
Class T	97,978.29
Class B	2,396.26
Class C	161,032.22
Materials	1,705,128.21
Class I	630,844.19
	$3,070,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22,121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,565,000.60%		$1,640

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 845,013 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $60,325,459. The net realized gain of $17,720,821 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,299 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,092.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,087 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,700.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$1,672,756	$1,939,569
Class T	205,222	197,484
Class C	195,843	96,966
Materials	8,304,133	8,906,972
Class I	3,169,809	3,895,518
Total	$13,547,763	$15,036,509
From net realized gain
Class A	$–	$3,076,815
Class T	–	454,774
Class B	–	50,258
Class C	–	1,065,857
Materials	–	10,731,466
Class I	–	4,629,476
Total	$–	$20,008,646

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	902,923	820,014	$67,495,419	$59,881,537
Reinvestment of distributions	20,549	70,909	1,575,920	4,729,990
Shares redeemed	(1,326,009)	(1,644,717)	(96,308,599)	(118,125,615)
Net increase (decrease)	(402,537)	(753,794)	$(27,237,260)	$(53,514,088)
Class T
Shares sold	158,674	84,811	$11,939,333	$5,963,121
Reinvestment of distributions	2,663	9,611	202,830	637,500
Shares redeemed	(135,543)	(178,706)	(9,849,995)	(12,734,979)
Net increase (decrease)	25,794	(84,284)	$2,292,168	$(6,134,358)
Class B
Shares sold	325	1,827	$22,444	$136,913
Reinvestment of distributions	–	717	–	46,833
Shares redeemed	(49,631)	(36,076)	(3,403,614)	(2,579,948)
Net increase (decrease)	(49,306)	(33,532)	$(3,381,170)	$(2,396,202)
Class C
Shares sold	197,093	141,291	$14,487,205	$10,125,628
Reinvestment of distributions	2,419	16,060	179,992	1,043,658
Shares redeemed	(275,454)	(440,847)	(19,415,602)	(30,549,327)
Net increase (decrease)	(75,942)	(283,496)	$(4,748,405)	$(19,380,041)
Materials
Shares sold	2,367,980	1,388,149	$176,958,165	$101,563,248
Reinvestment of distributions	100,563	273,187	7,743,369	18,281,510
Shares redeemed	(2,924,430)	(4,109,408)	(214,559,584)	(297,748,381)
Net increase (decrease)	(455,887)	(2,448,072)	$(29,858,050)	$(177,903,623)
Class I
Shares sold	1,754,029	1,480,820	$130,244,335	$107,996,943
Reinvestment of distributions	37,780	118,643	2,903,738	7,923,047
Shares redeemed	(2,533,375)(a)	(2,556,391)	(183,475,336)(a)	(183,099,521)
Net increase (decrease)	(741,566)	(956,928)	$(50,327,263)	$(67,179,531)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Telecommunications Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.82%	10.55%	4.79%
Class T (incl. 3.50% sales charge)	14.12%	10.73%	4.72%
Class C (incl. contingent deferred sales charge)	16.77%	11.07%	4.64%
Class I	19.03%	12.22%	5.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Telecommunications Fund - Class A on February 28, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,962	Fidelity Advisor® Telecommunications Fund - Class A
$20,834	S&P 500® Index

Fidelity Advisor® Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes (excluding sales charges, if applicable), outpaced the 13.77% result of the MSCI U.S. IMI Telecommunication Services 25/50 Index by roughly 4 to 5 percentage points. Nonetheless, the fund fell short of the broad-based S&P 500, as telecom stocks cooled off mid-period. Stock selection among specialized real estate investment trusts (REITs), cable & satellite, and wireless telecommunication services all helped performance versus the index. The fund’s biggest relative contribution came from largely avoiding wireless provider NII Holdings, which recently had emerged from bankruptcy. The fund’s sizable position in American Tower, a large owner/operator of wireless communication towers, also was beneficial. American Tower exhibited sustainable growth as wireless providers have continued to invest in broadband access to remain competitive. On the downside, choices among integrated telecommunication services names hindered the fund’s relative results. An underweighting in pre-paid calling card provider and strong-performing index component IDT was the fund's most significant detractor. We sold the position in IDT by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.3	14.5
AT&T, Inc.	15.2	22.5
T-Mobile U.S., Inc.	8.1	5.8
SBA Communications Corp. Class A	5.4	5.4
Level 3 Communications, Inc.	4.6	4.5
CenturyLink, Inc.	3.5	2.8
American Tower Corp.	2.9	2.6
Cogent Communications Group, Inc.	2.5	2.4
Lumos Networks Corp.	2.5	2.4
Iridium Communications, Inc.	2.4	1.3
	66.4

Top Industries (% of fund's net assets)

As of February 28, 2017
Diversified Telecommunication Services	68.1%
Wireless Telecommunication Services	15.5%
Media	8.7%
Equity Real Estate Investment Trusts (Reits)	3.8%
Semiconductors & Semiconductor Equipment	1.2%
All Others*	2.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Diversified Telecommunication Services	71.7%
Wireless Telecommunication Services	16.0%
Media	8.3%
Real Estate Investment Trusts	2.6%
Internet Software & Services	0.8%
All Others*	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Telecommunications Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Commercial Services & Supplies - 0.4%
Office Services & Supplies - 0.4%
West Corp.	136,100	$3,254,151
Diversified Telecommunication Services - 68.1%
Alternative Carriers - 16.3%
Cogent Communications Group, Inc.	465,268	19,285,359
Globalstar, Inc. (a)(b)	3,620,022	4,959,430
Iliad SA	26,408	5,468,033
Iridium Communications, Inc. (a)(b)	2,107,430	18,334,641
Level 3 Communications, Inc. (a)	614,367	35,172,511
Lumos Networks Corp. (a)	1,071,878	18,982,959
Vonage Holdings Corp. (a)	1,978,071	11,907,987
Zayo Group Holdings, Inc. (a)	303,900	9,578,928
		123,689,848
Integrated Telecommunication Services - 51.8%
AT&T, Inc.	2,751,620	114,990,200
Atlantic Tele-Network, Inc.	183,300	12,535,887
CenturyLink, Inc. (b)	1,098,978	26,661,206
Cincinnati Bell, Inc. (a)	414,502	7,999,889
Consolidated Communications Holdings, Inc. (b)	167,898	3,786,100
FairPoint Communications, Inc. (a)	313,500	4,968,975
Frontier Communications Corp. (b)	5,088,034	14,907,940
General Communications, Inc. Class A (a)	501,693	10,109,114
SBA Communications Corp. Class A (a)	355,556	41,162,718
Verizon Communications, Inc.	2,950,397	146,428,204
Windstream Holdings, Inc. (b)	1,139,309	8,510,638
		392,060,871

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		515,750,719

Equity Real Estate Investment Trusts (REITs) - 3.8%
Specialized REITs - 3.8%
American Tower Corp.	192,990	22,153,322
Communications Sales & Leasing, Inc.	228,000	6,605,160
		28,758,482
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	200,800	3,791,104
Internet Software & Services - 1.0%
Internet Software & Services - 1.0%
Gogo, Inc. (a)(b)	734,247	7,783,018
Media - 8.7%
Broadcasting - 0.5%
Nexstar Broadcasting Group, Inc. Class A	57,900	3,992,205
Cable & Satellite - 6.5%
Altice NV Class A (a)	483,479	10,195,294
Charter Communications, Inc. Class A (a)	43,375	14,012,728
Comcast Corp. Class A	183,800	6,877,796
Liberty Global PLC:
Class C (a)	400,336	14,047,790
LiLAC Class C (a)	91,034	2,238,526
Megacable Holdings S.A.B. de CV unit	568,000	2,044,534
		49,416,668
Movies & Entertainment - 1.7%
The Walt Disney Co.	57,000	6,275,130
Time Warner, Inc.	64,900	6,373,829
		12,648,959

TOTAL MEDIA		66,057,832

Semiconductors & Semiconductor Equipment - 1.2%
Semiconductors - 1.2%
Broadcom Ltd.	21,500	4,534,995
Qorvo, Inc. (a)	65,500	4,329,550
		8,864,545
Technology Hardware, Storage & Peripherals - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	32,600	4,465,874
Wireless Telecommunication Services - 15.5%
Wireless Telecommunication Services - 15.5%
Millicom International Cellular SA	37,800	2,059,155
NII Holdings, Inc. (a)	1,400,383	2,800,766
Shenandoah Telecommunications Co.	242,467	6,813,323
Sprint Corp. (a)(b)	1,494,485	13,166,413
T-Mobile U.S., Inc. (a)	986,297	61,673,151
Telephone & Data Systems, Inc.	611,964	16,541,387
U.S. Cellular Corp. (a)	378,700	14,159,593
		117,213,788
TOTAL COMMON STOCKS
(Cost $624,698,166)		755,939,513

Money Market Funds - 10.8%
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)
(Cost $82,165,145)	82,159,370	82,175,802
TOTAL INVESTMENT PORTFOLIO - 110.6%
(Cost $706,863,311)		838,115,315
NET OTHER ASSETS (LIABILITIES) - (10.6)%		(80,417,476)
NET ASSETS - 100%		$757,697,839

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$48,378
Fidelity Securities Lending Cash Central Fund	964,047
Total	$1,012,425

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Lumos Networks Corp.	$11,351,399	$12,670,357	$12,902,055	$--	$--
Total	$11,351,399	$12,670,357	$12,902,055	$--	$--

 * Includes the value of securities delivered through in-kind transactions.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $75,668,187) — See accompanying schedule: Unaffiliated issuers (cost $624,698,166)	$755,939,513
Fidelity Central Funds (cost $82,165,145)	82,175,802
Total Investments (cost $706,863,311)		$838,115,315
Receivable for investments sold		7,109,419
Receivable for fund shares sold		832,296
Dividends receivable		165,679
Distributions receivable from Fidelity Central Funds		136,834
Prepaid expenses		3,753
Other receivables		42,229
Total assets		846,405,525
Liabilities
Payable to custodian bank	$15,840
Payable for fund shares redeemed	4,473,657
Accrued management fee	356,658
Distribution and service plan fees payable	20,931
Notes payable to affiliates	1,473,000
Other affiliated payables	145,554
Other payables and accrued expenses	64,383
Collateral on securities loaned	82,157,663
Total liabilities		88,707,686
Net Assets		$757,697,839
Net Assets consist of:
Paid in capital		$617,696,989
Undistributed net investment income		2,151,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,600,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		131,248,575
Net Assets		$757,697,839
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($31,966,150 ÷ 459,218 shares)		$69.61
Maximum offering price per share (100/94.25 of $69.61)		$73.86
Class T:
Net Asset Value and redemption price per share ($6,933,398 ÷ 100,007 shares)		$69.33
Maximum offering price per share (100/96.50 of $69.33)		$71.84
Class C:
Net Asset Value and offering price per share ($13,528,403 ÷ 195,378 shares)(a)		$69.24
Telecommunications:
Net Asset Value, offering price and redemption price per share ($690,720,164 ÷ 9,872,032 shares)		$69.97
Class I:
Net Asset Value, offering price and redemption price per share ($14,549,724 ÷ 208,394 shares)		$69.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$19,894,128
Interest		145,002
Income from Fidelity Central Funds		1,012,425
Total income		21,051,555
Expenses
Management fee	$4,796,107
Transfer agent fees	1,622,285
Distribution and service plan fees	236,281
Accounting and security lending fees	311,791
Custodian fees and expenses	64,856
Independent trustees' fees and expenses	19,001
Registration fees	135,131
Audit	60,150
Legal	11,369
Interest	7,680
Miscellaneous	9,681
Total expenses before reductions	7,274,332
Expense reductions	(159,988)	7,114,344
Net investment income (loss)		13,937,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,209,205
Redemptions in-kind with affiliated entities (including gain from Other affiliated issuers of $349,270)	12,655,696
Fidelity Central Funds	7,139
Other affiliated issuers	1,672,544
Foreign currency transactions	(11,742)
Total net realized gain (loss)		61,532,842
Change in net unrealized appreciation (depreciation) on: Investment securities	57,549,433
Assets and liabilities in foreign currencies	124
Total change in net unrealized appreciation (depreciation)		57,549,557
Net gain (loss)		119,082,399
Net increase (decrease) in net assets resulting from operations		$133,019,610

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,937,211	$7,986,783
Net realized gain (loss)	61,532,842	(87,999)
Change in net unrealized appreciation (depreciation)	57,549,557	9,807,560
Net increase (decrease) in net assets resulting from operations	133,019,610	17,706,344
Distributions to shareholders from net investment income	(13,294,404)	(6,674,056)
Distributions to shareholders from net realized gain	(31,675,318)	(4,168,398)
Total distributions	(44,969,722)	(10,842,454)
Share transactions - net increase (decrease)	(55,515,132)	345,924,755
Redemption fees	54,102	10,972
Total increase (decrease) in net assets	32,588,858	352,799,617
Net Assets
Beginning of period	725,108,981	372,309,364
End of period	$757,697,839	$725,108,981
Other Information
Undistributed net investment income end of period	$2,151,795	$1,545,938

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.32	$63.26	$58.71	$51.58	$46.12
Income from Investment Operations
Net investment income (loss)B	.88	.81	.76	1.76C	.99
Net realized and unrealized gain (loss)	10.68	(.76)D	5.83	6.48	5.43
Total from investment operations	11.56	.05	6.59	8.24	6.42
Distributions from net investment income	(1.11)	(.54)	(2.04)	(1.11)	(.96)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.27)	(.99)	(2.04)	(1.11)E	(.96)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.61	$62.32	$63.26	$58.71	$51.58
Total ReturnG,H	18.65%	.16%	11.54%	16.00%	13.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of all reductions	1.12%	1.15%	1.15%	1.15%	1.17%
Net investment income (loss)	1.28%	1.33%	1.26%	3.08%C	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$31,966	$13,032	$11,052	$7,712	$6,449
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class T

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.95	$63.04	$58.50	$51.41	$46.01
Income from Investment Operations
Net investment income (loss)B	.65	.61	.57	1.59C	.85
Net realized and unrealized gain (loss)	10.62	(.76)D	5.81	6.44	5.39
Total from investment operations	11.27	(.15)	6.38	8.03	6.24
Distributions from net investment income	(.73)	(.49)	(1.84)	(.94)	(.84)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.89)	(.94)	(1.84)	(.94)E	(.84)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.33	$61.95	$63.04	$58.50	$51.41
Total ReturnG,H	18.26%	(.16)%	11.19%	15.64%	13.61%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of fee waivers, if any	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of all reductions	1.44%	1.46%	1.46%	1.45%	1.46%
Net investment income (loss)	.96%	1.01%	.94%	2.78%C	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$6,933	$8,280	$5,095	$4,344	$4,237
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.10	$63.04	$58.54	$51.47	$46.02
Income from Investment Operations
Net investment income (loss)B	.37	.36	.34	1.36C	.63
Net realized and unrealized gain (loss)	10.62	(.75)D	5.80	6.46	5.41
Total from investment operations	10.99	(.39)	6.14	7.82	6.04
Distributions from net investment income	(.69)	(.10)	(1.64)	(.74)	(.59)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.85)	(.55)	(1.64)	(.75)	(.59)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.24	$62.10	$63.04	$58.54	$51.47
Total ReturnF,G	17.77%	(.57)%	10.75%	15.20%	13.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of fee waivers, if any	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of all reductions	1.86%	1.88%	1.85%	1.85%	1.89%
Net investment income (loss)	.54%	.60%	.56%	2.38%C	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$13,528	$7,735	$7,074	$5,523	$4,353
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.58	$63.54	$58.94	$51.75	$46.26
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.96	1.96C	1.15
Net realized and unrealized gain (loss)	10.74	(.77)D	5.85	6.51	5.43
Total from investment operations	11.86	.25	6.81	8.47	6.58
Distributions from net investment income	(1.31)	(.76)	(2.21)	(1.28)	(1.09)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.47)	(1.21)	(2.21)	(1.28)E	(1.09)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.97	$62.58	$63.54	$58.94	$51.75
Total ReturnG	19.06%	.49%	11.90%	16.40%	14.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.82%	.83%	.85%	.87%
Expenses net of fee waivers, if any	.80%	.81%	.83%	.85%	.87%
Expenses net of all reductions	.78%	.81%	.82%	.82%	.85%
Net investment income (loss)	1.62%	1.67%	1.58%	3.41%C	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$690,720	$689,600	$346,174	$343,548	$377,841
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.46	$63.38	$58.80	$51.65	$46.20
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.94	1.93C	1.17
Net realized and unrealized gain (loss)	10.70	(.76)D	5.83	6.48	5.42
Total from investment operations	11.82	.26	6.77	8.41	6.59
Distributions from net investment income	(1.30)	(.73)	(2.19)	(1.25)	(1.14)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.46)	(1.18)	(2.19)	(1.26)	(1.14)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.82	$62.46	$63.38	$58.80	$51.65
Total ReturnF	19.03%	.51%	11.85%	16.30%	14.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.82%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.86%	.91%	.85%
Expenses net of all reductions	.78%	.81%	.85%	.88%	.83%
Net investment income (loss)	1.62%	1.67%	1.55%	3.35%C	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$14,550	$6,197	$2,505	$1,604	$2,641
Portfolio turnover rateI	105%J	51%	94%J	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$144,418,791
Gross unrealized depreciation	(20,292,166)
Net unrealized appreciation (depreciation) on securities	$124,126,625
Tax Cost	$713,988,690

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,726,551
Undistributed long-term capital gain	$13,151,561
Net unrealized appreciation (depreciation) on securities and other investments	$124,123,196

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$33,284,559	$ 7,554,050
Long-term Capital Gains	11,685,163	3,288,404
Total	$44,969,722	$ 10,842,454

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $900,357,820 and $922,943,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$76,395	$–
Class T	.25%	.25%	39,876	–
Class B	.75%	.25%	731	550
Class C	.75%	.25%	119,279	32,166
			$236,281	$32,716

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37,482
Class T	3,694
Class B(a)	1
Class C(a)	2,967
$44,144

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81,938.27
Class T	27,593.35
Class B	182.25
Class C	30,773.26
Telecommunications	1,454,952.18
Class I	26,847.19
	$1,622,285

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $47,168 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,053,902.63%		$6,254

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 805,095 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $53,345,591. The net realized gain of $12,655,696 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,591 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $964,047.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,409,800. The weighted average interest rate was .90%. The interest expense amounted to $1,426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $154,305 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $5,683.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$455,173	$101,836
Class T	67,280	64,003
Class B	–	172
Class C	124,522	12,147
Telecommunications	12,452,745	6,462,442
Class I	194,684	33,456
Total	$13,294,404	$6,674,056
From net realized gain
Class A	$1,308,078	$85,263
Class T	287,783	59,140
Class B	–	2,151
Class C	572,522	53,589
Telecommunications	29,029,256	3,948,074
Class I	477,679	20,181
Total	$31,675,318	$4,168,398

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	521,786	91,221	$35,388,038	$5,573,645
Reinvestment of distributions	24,324	3,029	1,671,796	178,902
Shares redeemed	(296,004)	(59,841)	(20,518,786)	(3,630,540)
Net increase (decrease)	250,106	34,409	$16,541,048	$2,122,007
Class T
Shares sold	82,122	70,704	$5,468,018	$4,245,232
Reinvestment of distributions	5,039	2,087	345,400	122,479
Shares redeemed	(120,797)	(19,976)	(8,187,323)	(1,205,139)
Net increase (decrease)	(33,636)	52,815	$(2,373,905)	$3,162,572
Class B
Shares sold	975	129	$64,042	$7,453
Reinvestment of distributions	–	39	–	2,323
Shares redeemed	(5,216)	(2,377)	(349,278)	(146,261)
Net increase (decrease)	(4,241)	(2,209)	$(285,236)	$(136,485)
Class C
Shares sold	135,768	48,243	$9,283,679	$2,966,823
Reinvestment of distributions	8,829	861	604,885	50,662
Shares redeemed	(73,776)	(36,747)	(5,085,863)	(2,199,789)
Net increase (decrease)	70,821	12,357	$4,802,701	$817,696
Telecommunications
Shares sold	6,206,062	6,996,236	$424,943,213	$423,896,658
Reinvestment of distributions	578,869	169,238	39,940,628	10,035,177
Shares redeemed	(7,931,924)(a)	(1,594,679)	(546,713,599)(a)	(97,516,561)
Net increase (decrease)	(1,146,993)	5,570,795	$(81,829,758)	$336,415,274
Class I
Shares sold	536,498	91,633	$37,085,732	$5,507,038
Reinvestment of distributions	8,128	779	559,963	46,233
Shares redeemed	(435,454)	(32,720)	(30,015,677)	(2,009,580)
Net increase (decrease)	109,172	59,692	$7,630,018	$3,543,691

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Consumer Staples Portfolio
Class A	2.11%
Actual		$1,000.00	$1,033.70	$10.64
Hypothetical-C		$1,000.00	$1,014.33	$10.54
Class T	2.65%
Actual		$1,000.00	$1,032.40	$13.35
Hypothetical-C		$1,000.00	$1,011.65	$13.22
Class C	3.52%
Actual		$1,000.00	$1,029.90	$17.72
Hypothetical-C		$1,000.00	$1,007.34	$17.52
Consumer Staples	1.69%
Actual		$1,000.00	$1,035.20	$8.53
Hypothetical-C		$1,000.00	$1,016.41	$8.45
Class I	1.54%
Actual		$1,000.00	$1,035.00	$7.77
Hypothetical-C		$1,000.00	$1,017.16	$7.70
Gold Portfolio
Class A	1.16%
Actual		$1,000.00	$906.70	$5.48
Hypothetical-C		$1,000.00	$1,019.04	$5.81
Class T	1.46%
Actual		$1,000.00	$905.00	$6.90
Hypothetical-C		$1,000.00	$1,017.55	$7.30
Class C	1.83%
Actual		$1,000.00	$903.50	$8.64
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Gold	.84%
Actual		$1,000.00	$908.10	$3.97
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Class I	.84%
Actual		$1,000.00	$908.50	$3.97
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Materials Portfolio
Class A	1.07%
Actual		$1,000.00	$1,103.20	$5.58
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class T	1.38%
Actual		$1,000.00	$1,101.50	$7.19
Hypothetical-C		$1,000.00	$1,017.95	$6.90
Class C	1.82%
Actual		$1,000.00	$1,099.00	$9.47
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Materials	.81%
Actual		$1,000.00	$1,104.50	$4.23
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Class I	.79%
Actual		$1,000.00	$1,104.60	$4.12
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Telecommunications Portfolio
Class A	2.10%
Actual		$1,000.00	$1,060.40	$10.73
Hypothetical-C		$1,000.00	$1,014.38	$10.49
Class T	3.27%
Actual		$1,000.00	$1,058.50	$16.69
Hypothetical-C		$1,000.00	$1,008.58	$16.29
Class C	3.45%
Actual		$1,000.00	$1,056.30	$17.59
Hypothetical-C		$1,000.00	$1,007.69	$17.17
Telecommunications	1.74%
Actual		$1,000.00	$1,062.20	$8.90
Hypothetical-C		$1,000.00	$1,016.17	$8.70
Class I	1.58%
Actual		$1,000.00	$1,062.10	$8.08
Hypothetical-C		$1,000.00	$1,016.96	$7.90

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	4/13/17	4/12/17	$0.128	$1.337
Class M	4/13/17	4/12/17	$0.109	$1.337
Class C	4/13/17	4/12/17	$0.034	$1.337
Consumer Staples	4/13/17	4/12/17	$0.198	$1.337
Class I	4/13/17	4/12/17	$0.204	$1.337
Gold Portfolio
Class A	4/13/17	4/12/17	$0.000	$0.034
Class M	4/13/17	4/12/17	$0.000	$0.026
Class C	4/13/17	4/12/17	$0.000	$0.015
Gold	4/13/17	4/12/17	$0.000	$0.046
Class I	4/13/17	4/12/17	$0.000	$0.048
Materials Portfolio
Class A	4/13/17	4/12/17	$0.104	$0.798
Class M	4/13/17	4/12/17	$0.080	$0.798
Class C	4/13/17	4/12/17	$0.021	$0.798
Materials	4/13/17	4/12/17	$0.147	$0.798
Class I	4/13/17	4/12/17	$0.154	$0.798
Telecommunications Portfolio
Class A	4/13/17	4/12/17	$0.186	$1.434
Class M	4/13/17	4/12/17	$0.144	$1.434
Class C	4/13/17	4/12/17	$0.092	$1.434
Telecommunications	4/13/17	4/12/17	$0.230	$1.434
Class I	4/13/17	4/12/17	$0.232	$1.434

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples Portfolio	$94,968,443
Materials Portfolio	$15,928,366
Telecommunications Portfolio	$24,836,724

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class T	Class C	Retail	Class I
Consumer Staples Portfolio
April 2016	100%	100%	100%	100%	99%
December 2016	83%	92%	100%	76%	75%
Gold Portfolio
April 2016	4%	4%	5%	3%	3%
December 2016	3%	4%	4%	3%	3%
Materials Portfolio
December 2016	100%	100%	100%	100%	100%
Telecommunications Portfolio
April 2016	100%	100%	100%	99%	93%
December 2016	46%	51%	52%	43%	43%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class C	Retail	Class I
Consumer Staples Portfolio
April 2016	100%	100%	100%	100%	100%
December 2016	100%	100%	100%	100%	100%
Gold Portfolio
April 2016	27%	34%	40%	25%	23%
December 2016	27%	31%	34%	24%	24%
Materials Portfolio
December 2016	100%	100%	100%	100%	100%
Telecommunications Portfolio
April 2016	100%	100%	100%	99%	94%
December 2016	50%	56%	57%	48%	48%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/18/16	$0.0752	$0.0037
Class A	12/19/16	$0.0687	$0.0093
Class T	04/18/16	$0.0596	$0.0037
Class T	12/19/16	$0.0603	$0.0093
Class C	04/18/16	$0.0515	$0.0037
Class C	12/19/16	$0.0543	$0.0093
Gold	04/18/16	$0.0840	$0.0037
Gold	12/19/16	$0.0789	$0.0093
Class I	04/18/16	$0.0901	$0.0037
Class I	12/19/16	$0.0787	$0.0093

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Consumer Staples Portfolio, Materials Portfolio, and Telecommunications Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2016.

For each of Gold Portfolio and Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2016 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of certain funds was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the total expense ratio of Class T of each of Gold Portfolio and Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

ASGMT-ANN-0417
1.845780.110

Fidelity® Select Portfolios® Consumer Staples Sector Consumer Staples Portfolio Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio	12.24%	11.66%	9.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,778	Consumer Staples Portfolio
$20,834	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Robert Lee:  For the year, the fund's share classes (excluding sales charges, if applicable) rose roughly 11% to 12%, compared with the 12.16% return of the MSCI sector index, and significantly lagging the broader S&P 500® index. Against stable global economic data and improving prices for energy and certain other commodities, consumer staples came up short of the broad market this period. In addition, Trump's election ignited investors' hopes of potential business-friendly reforms, along with their expectations for a rise in inflation. As a result, typically more-defensive areas of the market, including consumer staples, suffered amid a shift toward riskier assets. Versus the MSCI sector index, the fund’s largest relative detractors were sizable stakes in CVS Health and Kroger. Shares of pharmacy retailer and health care company CVS fell on downward earnings guidance, as the firm lost some large contracts to competitor Walgreens Boots Alliance – another large fund holding. Meanwhile, grocer Kroger also reduced its earnings estimates, as food deflation led to slower sales growth and less fixed-cost leverage, and as investors began to fear an acceleration in price competition within the food retail industry. Conversely, a non-index stake in U.K.-based British American Tobacco (BAT) was by far the fund’s biggest individual contributor and among its largest holdings. The stock returned 22% for the fund, partly helped by news in January that BAT would buy the remaining stake in competitor Reynolds American that it did not own, making it the world’s largest publicly traded tobacco company. Bunge, a producer of fertilizer, processed grains and soybeans, also was significantly additive. Favorable crop conditions in key markets increased earnings expectations for the global agribusiness and food company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Philip Morris International, Inc.	11.7	4.1
British American Tobacco PLC sponsored ADR	11.6	10.9
CVS Health Corp.	8.4	9.2
Kroger Co.	6.0	6.2
Reynolds American, Inc.	5.2	4.8
Altria Group, Inc.	4.9	4.1
The Coca-Cola Co.	4.9	3.9
Estee Lauder Companies, Inc. Class A	4.8	0.8
Procter & Gamble Co.	3.9	12.3
Colgate-Palmolive Co.	3.8	2.7
	65.2

Top Industries (% of fund's net assets)

As of February 28, 2017
Tobacco	33.8%
Food & Staples Retailing	17.6%
Beverages	16.6%
Food Products	10.4%
Personal Products	9.7%
All Others*	11.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Food & Staples Retailing	24.9%
Tobacco	24.2%
Beverages	17.0%
Household Products	16.2%
Food Products	11.1%
All Others*	6.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Beverages - 16.4%
Brewers - 2.8%
Anheuser-Busch InBev SA NV	670,590	$73,353,629
China Resources Beer Holdings Co. Ltd. (a)	3,468,000	7,871,563
		81,225,192
Distillers & Vintners - 3.2%
Brown-Forman Corp. Class B (non-vtg.)	195,168	9,516,392
Constellation Brands, Inc. Class A (sub. vtg.)	213,600	33,921,816
Kweichow Moutai Co. Ltd. (A Shares)	268,853	13,883,937
Pernod Ricard SA	238,376	27,248,584
Wuliangye Yibin Co. Ltd. Class A	1,314,309	7,570,757
		92,141,486
Soft Drinks - 10.4%
Britvic PLC	2,255,964	17,677,661
Coca-Cola Bottling Co. Consolidated	150,638	25,920,281
Coca-Cola European Partners PLC	47,700	1,654,713
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	64,529	4,235,038
Coca-Cola Icecek Sanayi A/S	611,162	5,888,088
Embotelladora Andina SA Series A sponsored ADR Series A	287,573	5,808,975
Monster Beverage Corp. (a)	2,113,502	87,583,523
PepsiCo, Inc.	68,800	7,594,144
The Coca-Cola Co.	3,336,218	139,987,707
		296,350,130

TOTAL BEVERAGES		469,716,808

Food & Staples Retailing - 17.6%
Drug Retail - 11.3%
CVS Health Corp.	2,978,903	240,040,004
Drogasil SA (a)	343,600	6,481,814
Rite Aid Corp. (a)	1,031,800	6,190,800
Walgreens Boots Alliance, Inc.	829,524	71,654,283
		324,366,901
Food Retail - 6.0%
Kroger Co.	5,395,670	171,582,306
Hypermarkets & Super Centers - 0.3%
Wal-Mart Stores, Inc.	123,800	8,781,134

TOTAL FOOD & STAPLES RETAILING		504,730,341

Food Products - 10.4%
Agricultural Products - 2.7%
Bunge Ltd.	944,844	77,335,481
Packaged Foods & Meats - 7.7%
Amplify Snack Brands, Inc. (a)	284,938	2,855,079
Blue Buffalo Pet Products, Inc. (a)	490,676	11,992,121
Mead Johnson Nutrition Co. Class A	240,640	21,125,786
Mondelez International, Inc.	1,379,358	60,581,403
Nestle SA	231,912	17,114,683
The Hain Celestial Group, Inc. (a)	1,191,666	42,161,143
TreeHouse Foods, Inc. (a)	762,959	64,912,552
		220,742,767

TOTAL FOOD PRODUCTS		298,078,248

Hotels, Restaurants & Leisure - 0.7%
Restaurants - 0.7%
U.S. Foods Holding Corp.	737,016	20,304,791
Household Products - 9.1%
Household Products - 9.1%
Colgate-Palmolive Co.	1,478,196	107,878,744
Kimberly-Clark Corp.	145,466	19,281,518
Procter & Gamble Co.	1,231,261	112,130,939
Spectrum Brands Holdings, Inc. (b)	147,105	19,965,091
		259,256,292
Personal Products - 9.7%
Personal Products - 9.7%
Avon Products, Inc. (a)	2,634,800	11,593,120
Coty, Inc. Class A (b)	4,174,597	78,398,932
Estee Lauder Companies, Inc. Class A	1,652,639	136,921,141
Herbalife Ltd. (a)	289,610	16,360,069
L'Oreal SA	82,100	15,268,767
Unilever NV (Certificaten Van Aandelen) (Bearer)	295,700	13,997,879
Unilever PLC sponsored ADR (b)	108,400	5,146,832
		277,686,740
Tobacco - 33.8%
Tobacco - 33.8%
Altria Group, Inc.	1,877,045	140,628,211
British American Tobacco PLC sponsored ADR (b)	5,187,692	331,182,257
ITC Ltd.	2,461,847	9,673,980
Philip Morris International, Inc.	3,065,591	335,222,374
Reynolds American, Inc.	2,431,523	149,708,871
		966,415,693
TOTAL COMMON STOCKS
(Cost $2,136,570,932)		2,796,188,913

Nonconvertible Preferred Stocks - 0.2%
Beverages - 0.2%
Brewers - 0.2%
Ambev SA sponsored ADR
(Cost $4,208,238)	1,079,010	6,139,567

Money Market Funds - 14.5%
Fidelity Cash Central Fund, 0.60% (c)	67,980,774	67,994,370
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	345,125,337	345,194,362
TOTAL MONEY MARKET FUNDS
(Cost $413,159,142)		413,188,732
TOTAL INVESTMENT PORTFOLIO - 112.4%
(Cost $2,553,938,312)		3,215,517,212
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(354,007,815)
NET ASSETS - 100%		$2,861,509,397

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$259,718
Fidelity Securities Lending Cash Central Fund	1,515,619
Total	$1,775,337

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,796,188,913	$2,685,240,908	$110,948,005	$--
Nonconvertible Preferred Stocks	6,139,567	6,139,567	--	--
Money Market Funds	413,188,732	413,188,732	--	--
Total Investments in Securities:	$3,215,517,212	$3,104,569,207	$110,948,005	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.8%
United Kingdom	12.5%
Bermuda	2.7%
Belgium	2.5%
France	1.4%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $336,402,757) — See accompanying schedule: Unaffiliated issuers (cost $2,140,779,170)	$2,802,328,480
Fidelity Central Funds (cost $413,159,142)	413,188,732
Total Investments (cost $2,553,938,312)		$3,215,517,212
Receivable for investments sold		1,470,144
Receivable for fund shares sold		7,125,395
Dividends receivable		3,442,599
Distributions receivable from Fidelity Central Funds		494,426
Prepaid expenses		12,955
Other receivables		172,464
Total assets		3,228,235,195
Liabilities
Payable to custodian bank	$147
Payable for investments purchased	12,917,380
Payable for fund shares redeemed	5,656,387
Accrued management fee	1,282,517
Distribution and service plan fees payable	399,595
Other affiliated payables	499,023
Other payables and accrued expenses	796,673
Collateral on securities loaned	345,174,076
Total liabilities		366,725,798
Net Assets		$2,861,509,397
Net Assets consist of:
Paid in capital		$2,161,673,906
Undistributed net investment income		4,801,401
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,120,683
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		660,913,407
Net Assets		$2,861,509,397
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($522,014,431 ÷ 5,427,232 shares)		$96.18
Maximum offering price per share (100/94.25 of $96.18)		$102.05
Class T:
Net Asset Value and redemption price per share ($89,924,874 ÷ 942,418 shares)		$95.42
Maximum offering price per share (100/96.50 of $95.42)		$98.88
Class C:
Net Asset Value and offering price per share ($308,350,291 ÷ 3,284,096 shares)(a)		$93.89
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($1,665,603,660 ÷ 17,170,009 shares)		$97.01
Class I:
Net Asset Value, offering price and redemption price per share ($275,616,141 ÷ 2,846,783 shares)		$96.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$74,847,125
Income from Fidelity Central Funds		1,775,337
Total income		76,622,462
Expenses
Management fee	$17,449,594
Transfer agent fees	5,832,031
Distribution and service plan fees	4,855,574
Accounting and security lending fees	951,646
Custodian fees and expenses	90,578
Independent trustees' fees and expenses	70,084
Registration fees	222,336
Audit	57,796
Legal	45,597
Interest	3,438
Miscellaneous	41,607
Total expenses before reductions	29,620,281
Expense reductions	(283,563)	29,336,718
Net investment income (loss)		47,285,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	132,377,339
Redemptions in-kind with affiliated entities	85,065,706
Fidelity Central Funds	(7,690)
Foreign currency transactions	(102,855)
Total net realized gain (loss)		217,332,500
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $618,798)	57,306,523
Assets and liabilities in foreign currencies	1,526
Total change in net unrealized appreciation (depreciation)		57,308,049
Net gain (loss)		274,640,549
Net increase (decrease) in net assets resulting from operations		$321,926,293

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,285,744	$45,297,947
Net realized gain (loss)	217,332,500	141,211,479
Change in net unrealized appreciation (depreciation)	57,308,049	(292,128,539)
Net increase (decrease) in net assets resulting from operations	321,926,293	(105,619,113)
Distributions to shareholders from net investment income	(44,327,157)	(42,428,021)
Distributions to shareholders from net realized gain	(82,139,579)	(202,474,580)
Total distributions	(126,466,736)	(244,902,601)
Share transactions - net increase (decrease)	(395,070,237)	299,448,347
Redemption fees	44,026	52,041
Total increase (decrease) in net assets	(199,566,654)	(51,021,326)
Net Assets
Beginning of period	3,061,076,051	3,112,097,377
End of period	$2,861,509,397	$3,061,076,051
Other Information
Undistributed net investment income end of period	$4,801,401	$4,626,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.78	$101.33	$87.93	$85.67	$74.90
Income from Investment Operations
Net investment income (loss)B	1.28	1.34	1.37	1.43	1.26
Net realized and unrealized gain (loss)	9.12	(4.86)	17.28	7.51	11.73
Total from investment operations	10.40	(3.52)	18.65	8.94	12.99
Distributions from net investment income	(1.37)	(1.31)	(1.28)	(1.44)	(1.08)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.00)C	(8.03)	(5.25)D	(6.68)	(2.22)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.18	$89.78	$101.33	$87.93	$85.67
Total ReturnF,G	11.91%	(3.51)%	21.95%	10.53%	17.60%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.03%	1.04%	1.05%	1.06%	1.08%
Net investment income (loss)	1.37%	1.45%	1.45%	1.61%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$522,014	$470,249	$414,151	$329,459	$277,329
Portfolio turnover rateJ	56%K	63%	42%K	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$89.10	$100.61	$87.37	$85.18	$74.49
Income from Investment Operations
Net investment income (loss)B	1.01	1.08	1.10	1.18	1.03
Net realized and unrealized gain (loss)	9.07	(4.83)	17.15	7.46	11.68
Total from investment operations	10.08	(3.75)	18.25	8.64	12.71
Distributions from net investment income	(1.12)	(1.04)	(1.04)	(1.21)	(.88)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.76)	(7.76)	(5.01)C	(6.45)	(2.02)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$95.42	$89.10	$100.61	$87.37	$85.18
Total ReturnE,F	11.61%	(3.78)%	21.60%	10.23%	17.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.33%	1.36%
Expenses net of all reductions	1.31%	1.31%	1.32%	1.33%	1.35%
Net investment income (loss)	1.09%	1.17%	1.18%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$89,925	$76,586	$81,489	$61,421	$52,024
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$87.77	$99.27	$86.32	$84.28	$73.75
Income from Investment Operations
Net investment income (loss)B	.56	.63	.65	.75	.65
Net realized and unrealized gain (loss)	8.92	(4.75)	16.93	7.36	11.55
Total from investment operations	9.48	(4.12)	17.58	8.11	12.20
Distributions from net investment income	(.73)	(.65)	(.65)	(.84)	(.53)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(3.36)C	(7.38)D	(4.63)	(6.07)E	(1.67)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$93.89	$87.77	$99.27	$86.32	$84.28
Total ReturnG,H	11.07%	(4.23)%	21.03%	9.70%	16.73%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.80%	1.80%	1.80%	1.82%	1.83%
Expenses net of fee waivers, if any	1.79%	1.80%	1.80%	1.82%	1.83%
Expenses net of all reductions	1.79%	1.79%	1.80%	1.81%	1.82%
Net investment income (loss)	.61%	.69%	.70%	.85%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$308,350	$250,576	$228,151	$164,669	$134,966
Portfolio turnover rateK	56%L	63%	42%L	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 E Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.48	$102.03	$88.51	$86.17	$75.29
Income from Investment Operations
Net investment income (loss)B	1.56	1.61	1.64	1.69	1.48
Net realized and unrealized gain (loss)	9.20	(4.89)	17.40	7.55	11.82
Total from investment operations	10.76	(3.28)	19.04	9.24	13.30
Distributions from net investment income	(1.60)	(1.55)	(1.54)	(1.66)	(1.28)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.23)C	(8.27)	(5.52)	(6.90)	(2.42)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$97.01	$90.48	$102.03	$88.51	$86.17
Total ReturnE	12.24%	(3.25)%	22.27%	10.82%	17.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.79%	.81%
Expenses net of all reductions	.76%	.76%	.77%	.79%	.80%
Net investment income (loss)	1.64%	1.72%	1.73%	1.88%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$1,665,604	$2,039,983	$2,173,970	$1,328,594	$1,425,055
Portfolio turnover rateH	56%I	63%	42%I	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$90.34	$101.91	$88.33	$85.92	$75.14
Income from Investment Operations
Net investment income (loss)B	1.54	1.60	1.59	1.66	1.45
Net realized and unrealized gain (loss)	9.19	(4.89)	17.40	7.53	11.79
Total from investment operations	10.73	(3.29)	18.99	9.19	13.24
Distributions from net investment income	(1.61)	(1.55)	(1.44)	(1.54)	(1.32)
Distributions from net realized gain	(2.64)	(6.72)	(3.98)	(5.24)	(1.14)
Total distributions	(4.25)	(8.28)C	(5.41)D	(6.78)	(2.46)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$96.82	$90.34	$101.91	$88.33	$85.92
Total ReturnF	12.22%	(3.26)%	22.26%	10.80%	17.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.78%	.77%	.80%	.82%	.85%
Expenses net of all reductions	.77%	.77%	.80%	.82%	.84%
Net investment income (loss)	1.63%	1.71%	1.70%	1.85%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$275,616	$216,836	$198,538	$154,271	$378,731
Portfolio turnover rateI	56%J	63%	42%J	31%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$700,011,718
Gross unrealized depreciation	(43,745,466)
Net unrealized appreciation (depreciation) on securities	$656,266,252
Tax Cost	$2,559,250,960

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,923,518
Undistributed long-term capital gain	$39,433,331
Net unrealized appreciation (depreciation) on securities and other investments	$656,219,557

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$67,916,475	$ 74,502,566
Long-term Capital Gains	58,550,261	170,400,035
Total	$126,466,736	$ 244,902,601

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securites and in-kind transactions, aggregated $1,728,107,751 and $1,942,329,048, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25 % during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,339,266	$–
Class T	.25%	.25%	436,934	–
Class B	.75%	.25%	18,669	14,002
Class C	.75%	.25%	3,060,705	786,573
			$4,855,574	$800,575

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$454,705
Class T	51,077
Class B(a)	19
Class C(a)	51,246
$557,047

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,074,330.20
Class T	198,886.23
Class B	4,085.22
Class C	619,029.20
Consumer Staples	3,384,602.17
Class I	551,099.19
	$5,832,031

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,116 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,265,050.74%		$2,995

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,230,314 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $205,991,818. The net realized gain of $85,065,706 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,764 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,515,619.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,290,333. The weighted average interest rate was 1.16%. The interest expense amounted to $443 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $256,302 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expense by $3,219.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,042.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$7,577,410	$5,892,374
Class T	1,043,893	832,225
Class B	–	21,356
Class C	2,453,649	1,681,417
Consumer Staples	28,450,076	30,907,531
Class I	4,802,129	3,093,118
Total	$44,327,157	$42,428,021
From net realized gain
Class A	$14,585,099	$29,492,766
Class T	2,440,856	5,430,950
Class B	38,559	809,700
Class C	8,724,413	16,753,262
Consumer Staples	48,589,839	136,504,977
Class I	7,760,813	13,482,925
Total	$82,139,579	$202,474,580

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	2,074,631	1,973,363	$195,949,659	$181,606,150
Reinvestment of distributions	237,892	372,764	21,465,950	34,290,264
Shares redeemed	(2,123,267)	(1,195,463)	(197,828,865)	(110,798,612)
Net increase (decrease)	189,256	1,150,664	$19,586,744	$105,097,802
Class T
Shares sold	258,361	197,944	$24,169,768	$18,205,532
Reinvestment of distributions	37,389	66,110	3,349,216	6,055,600
Shares redeemed	(212,844)	(214,470)	(19,792,973)	(19,884,944)
Net increase (decrease)	82,906	49,584	$7,726,011	$4,376,188
Class B
Shares sold	1,629	4,002	$151,958	$364,996
Reinvestment of distributions	379	8,400	35,399	777,774
Shares redeemed	(78,913)	(93,279)	(7,397,851)	(8,496,255)
Net increase (decrease)	(76,905)	(80,877)	$(7,210,494)	$(7,353,485)
Class C
Shares sold	1,245,446	926,964	$115,155,143	$84,032,895
Reinvestment of distributions	115,157	181,545	10,152,865	16,369,686
Shares redeemed	(931,585)	(551,638)	(84,513,838)	(49,873,026)
Net increase (decrease)	429,018	556,871	$40,794,170	$50,529,555
Consumer Staples
Shares sold	4,086,473	5,277,258	$389,479,615	$487,809,315
Reinvestment of distributions	801,941	1,736,133	73,103,322	161,200,153
Shares redeemed	(10,263,589)(a)	(5,774,399)	(963,924,332)(a)	(543,103,364)
Net increase (decrease)	(5,375,175)	1,238,992	$(501,341,395)	$105,906,104
Class I
Shares sold	2,282,645	1,318,941	$217,344,361	$121,982,188
Reinvestment of distributions	121,641	148,325	11,031,386	13,734,363
Shares redeemed	(1,957,632)	(1,015,396)	(183,001,020)	(94,824,368)
Net increase (decrease)	446,654	451,870	$45,374,727	$40,892,183

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Consumer Staples Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Class A	1.04%
Actual		$1,000.00	$1,033.70	$5.24
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class T	1.32%
Actual		$1,000.00	$1,032.40	$6.65
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class C	1.79%
Actual		$1,000.00	$1,029.90	$9.01
Hypothetical-C		$1,000.00	$1,015.92	$8.95
Consumer Staples	.76%
Actual		$1,000.00	$1,035.20	$3.84
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class I	.78%
Actual		$1,000.00	$1,035.10	$3.94
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	04/13/17	04/12/17	$0.128	$1.337
Class M	04/13/17	04/12/17	$0.109	$1.337
Class C	04/13/17	04/12/17	$0.034	$1.337
Consumer Staples	04/13/17	04/12/17	$0.198	$1.337
Class I	04/13/17	04/12/17	$0.204	$1.337

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $94,968,443, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 83%; Class T designates 100% and 92%; Class C designates 100% and 100%; Consumer Staples designates 100% and 76%; and Class I designates 99% and 75%; of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class C, Consumer Staples, and Class I designate 100% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELCS-ANN-0417
1.846042.110

Fidelity® Select Portfolios® Materials Sector Chemicals Portfolio Gold Portfolio Materials Portfolio Annual Report February 28, 2017

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	38.02%	13.40%	12.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,492	Chemicals Portfolio
$20,834	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Richard Malnight:  For the fiscal year, the fund returned 38.02%, topping the 33.40% return of the MSCI U.S. IMI Chemicals 25/50 Index by a wide margin. The MSCI industry index outpaced the broader S&P 500®, as chemicals stocks and other more economically sensitive investments outperformed as global economic fears receded. An influx of chemicals firms pursuing mergers, acquisitions and other strategic alternatives also appealed to investors. Timely ownership of diversified chemicals firm Chemours helped for the full year, a reversal from six months ago. We added the position in September and were handsomely rewarded, as our stake returned 131% for the period. The diversified chemicals firm is a 2015 spinoff of industry giant DuPont, which was the fund’s second-largest holding this period. Repurchasing fertilizer producer CF Industries in November also aided relative results. The fund’s stake in Williams Partners, established in March 2016, also helped. The firm provides natural-gas storage and transportation, as well as services for separating natural-gas liquids that are key in ethylene production. Conversely, overweightings in W.R. Grace and PPG Industries hampered our relative result; Our positions gained just over 3% and 7% for the period, respectively. Both positions represent examples of higher-quality companies that underperformed in recent months due to challenges surrounding growth potential of established businesses in the current environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	17.8	13.2
The Dow Chemical Co.	12.3	12.7
LyondellBasell Industries NV Class A	11.1	6.1
Monsanto Co.	7.4	10.2
Olin Corp.	4.4	2.9
Sherwin-Williams Co.	4.4	2.8
CF Industries Holdings, Inc.	4.0	0.0
The Chemours Co. LLC	3.7	0.0
Celanese Corp. Class A	3.5	0.0
Univar, Inc.	3.2	0.0
	71.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Chemicals	95.3%
Trading Companies & Distributors	3.2%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Chemicals	86.2%
Oil, Gas & Consumable Fuels	5.0%
Trading Companies & Distributors	0.8%
Energy Equipment & Services	0.4%
Machinery	0.2%
All Others*	7.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Chemicals Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Chemicals - 95.3%
Commodity Chemicals - 20.3%
LyondellBasell Industries NV Class A	1,977,722	$180,447,355
Olin Corp.	2,319,211	72,081,078
Orion Engineered Carbons SA	564,800	11,747,840
Trinseo SA	668,450	46,223,318
Tronox Ltd. Class A	542,200	9,396,326
Westlake Chemical Corp.	161,446	10,240,520
		330,136,437
Diversified Chemicals - 38.7%
Ashland Global Holdings, Inc.	206,206	24,880,816
E.I. du Pont de Nemours & Co.	3,678,129	288,880,251
Eastman Chemical Co.	475,057	38,123,324
Huntsman Corp.	717,100	16,206,460
LSB Industries, Inc. (a)(b)	6,993	76,014
The Chemours Co. LLC	1,805,000	60,756,300
The Dow Chemical Co.	3,211,794	199,966,294
		628,889,459
Fertilizers & Agricultural Chemicals - 12.6%
AgroFresh Solutions, Inc. (a)(b)	537,038	1,455,373
CF Industries Holdings, Inc.	2,051,100	64,445,562
CVR Partners LP	1,058,200	5,492,058
Monsanto Co.	1,052,059	119,755,876
The Scotts Miracle-Gro Co. Class A	152,512	13,822,163
		204,971,032
Industrial Gases - 3.0%
Air Products & Chemicals, Inc.	350,208	49,193,718
Specialty Chemicals - 20.7%
Axalta Coating Systems (a)	363,500	10,581,485
Celanese Corp. Class A	647,600	57,746,492
Ecolab, Inc.	389,430	48,277,637
Kraton Performance Polymers, Inc. (a)	884,071	24,073,253
Platform Specialty Products Corp. (a)(b)	3,503,637	46,212,972
PPG Industries, Inc.	463,900	47,517,277
Sherwin-Williams Co.	232,753	71,813,611
W.R. Grace & Co.	434,300	30,765,812
		336,988,539

TOTAL CHEMICALS		1,550,179,185

Trading Companies & Distributors - 3.2%
Trading Companies & Distributors - 3.2%
Univar, Inc. (a)	1,599,280	51,496,816
TOTAL COMMON STOCKS
(Cost $1,171,744,666)		1,601,676,001

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.60% (c)	35,793,823	35,800,982
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	3,124,546	3,125,171
TOTAL MONEY MARKET FUNDS
(Cost $38,924,860)		38,926,153
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $1,210,669,526)		1,640,602,154
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(13,959,884)
NET ASSETS - 100%		$1,626,642,270

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$226,280
Fidelity Securities Lending Cash Central Fund	38,016
Total	$264,296

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.7%
Netherlands	11.1%
Luxembourg	3.6%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $2,941,681) — See accompanying schedule: Unaffiliated issuers (cost $1,171,744,666)	$1,601,676,001
Fidelity Central Funds (cost $38,924,860)	38,926,153
Total Investments (cost $1,210,669,526)		$1,640,602,154
Receivable for investments sold		28,704,561
Receivable for fund shares sold		4,864,231
Dividends receivable		2,849,246
Distributions receivable from Fidelity Central Funds		11,396
Prepaid expenses		4,696
Other receivables		77,744
Total assets		1,677,114,028
Liabilities
Payable to custodian bank	$891
Payable for investments purchased	42,850,798
Payable for fund shares redeemed	3,393,964
Accrued management fee	721,951
Other affiliated payables	280,123
Other payables and accrued expenses	97,831
Collateral on securities loaned	3,126,200
Total liabilities		50,471,758
Net Assets		$1,626,642,270
Net Assets consist of:
Paid in capital		$1,135,944,850
Undistributed net investment income		761,893
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		60,002,899
Net unrealized appreciation (depreciation) on investments		429,932,628
Net Assets, for 10,015,880 shares outstanding		$1,626,642,270
Net Asset Value, offering price and redemption price per share ($1,626,642,270 ÷ 10,015,880 shares)		$162.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$26,332,246
Interest		645,026
Income from Fidelity Central Funds		264,296
Total income		27,241,568
Expenses
Management fee	$7,294,748
Transfer agent fees	2,653,399
Accounting and security lending fees	424,508
Custodian fees and expenses	25,908
Independent trustees' fees and expenses	28,417
Registration fees	69,314
Audit	47,682
Legal	17,091
Miscellaneous	16,911
Total expenses before reductions	10,577,978
Expense reductions	(105,775)	10,472,203
Net investment income (loss)		16,769,365
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	137,894,554
Fidelity Central Funds	12,611
Foreign currency transactions	57,910
Total net realized gain (loss)		137,965,075
Change in net unrealized appreciation (depreciation) on investment securities		267,026,378
Net gain (loss)		404,991,453
Net increase (decrease) in net assets resulting from operations		$421,760,818

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,769,365	$17,291,431
Net realized gain (loss)	137,965,075	19,690,989
Change in net unrealized appreciation (depreciation)	267,026,378	(244,358,951)
Net increase (decrease) in net assets resulting from operations	421,760,818	(207,376,531)
Distributions to shareholders from net investment income	(15,876,012)	(16,089,555)
Distributions to shareholders from net realized gain	(50,330,730)	(64,340,740)
Total distributions	(66,206,742)	(80,430,295)
Share transactions
Proceeds from sales of shares	556,232,815	213,978,441
Reinvestment of distributions	63,676,065	77,248,254
Cost of shares redeemed	(395,662,133)	(581,672,952)
Net increase (decrease) in net assets resulting from share transactions	224,246,747	(290,446,257)
Redemption fees	14,379	12,995
Total increase (decrease) in net assets	579,815,202	(578,240,088)
Net Assets
Beginning of period	1,046,827,068	1,625,067,156
End of period	$1,626,642,270	$1,046,827,068
Other Information
Undistributed net investment income end of period	$761,893	$–
Distributions in excess of net investment income end of period	$–	$(34,341)
Shares
Sold	3,811,949	1,536,095
Issued in reinvestment of distributions	426,812	567,690
Redeemed	(2,719,518)	(4,204,688)
Net increase (decrease)	1,519,243	(2,100,903)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Chemicals Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$123.20	$153.34	$148.23	$122.98	$110.52
Income from Investment Operations
Net investment income (loss)B	1.82	1.87	1.64	1.23	1.84C
Net realized and unrealized gain (loss)	44.40	(23.41)	9.09	32.11	15.10
Total from investment operations	46.22	(21.54)	10.73	33.34	16.94
Distributions from net investment income	(1.68)	(1.81)	(1.42)	(1.18)	(1.55)
Distributions from net realized gain	(5.33)	(6.80)	(4.20)	(6.92)	(2.95)
Total distributions	(7.01)	(8.60)D	(5.62)	(8.10)	(4.49)E
Redemption fees added to paid in capitalB	–F	–F	–F	.01	.01
Net asset value, end of period	$162.41	$123.20	$153.34	$148.23	$122.98
Total ReturnG	38.02%	(14.46)%	7.52%	27.77%	15.61%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.80%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.79%	.81%	.83%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.26%	1.36%	1.10%	.91%	1.62%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,626,642	$1,046,827	$1,625,067	$1,429,434	$1,134,777
Portfolio turnover rateJ	85%	79%	80%K	109%	60%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 D Total distributions of $8.60 per share is comprised of distributions from net investment income of $1.806 and distributions from net realized gain of $6.795 per share.

 E Total distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$435,761,054
Gross unrealized depreciation	(8,930,791)
Net unrealized appreciation (depreciation) on securities	$426,830,263
Tax Cost	$1,213,771,891

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,160,166
Undistributed long-term capital gain	$33,767,332
Net unrealized appreciation (depreciation) on securities and other investments	$426,830,263

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$40,880,727	$ 16,089,555
Long-term Capital Gains	25,326,015	64,340,740
Total	$66,206,742	$ 80,430,295

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,356,943,203 and $1,075,457,085, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $53,011 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,828 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $38,016.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93,739 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $563.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $11,473.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	20.38%	(13.85)%	(2.20)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,002	Gold Portfolio
$20,834	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the year, most of the fund's share classes (excluding sales charges, if applicable) rose roughly 20%, underperforming the 21.88% return of the S&P® Global BMI Gold Capped Index, and falling short of the broad-based S&P 500®. It was a volatile year for gold and gold stocks. Both rallied in the first half of the fiscal year against a global backdrop of below-average economic growth, negative real interest rates, currency debasement and increasing political tension. After August, gold markets reversed course, falling steeply after Trump's election on expectations of a stronger dollar and higher interest rates. The asset class hit bottom in late December, and appearing oversold, then rebounded a bit through the end of February 2017. The commodity price finished flat for the year, however. Versus the S&P industry benchmark, the fund's biggest detractor by far was its non-index stake in bullion, with a 9% weighting, on average. I've tactically used gold and silver bullion for price exposure and liquidity reasons, but in the period's second half, gold-related equities gained favor among investors, hurting our bullion position. Among individual stocks, detractors included names we overweighted that underperformed, including Detour Gold and New Gold. These firms stuggled with operational execution. Another contributor, Premier Gold Mines, executed well but failed to attract investment interest, which caused it to underperform. Conversely, the fund was helped by overweighting names that significantly outperformed, such as B2Gold, the fund's biggest relative contributor by far. B2 executed well, made significant progress in key projects, and did not need to raise capital as the market anticipated. The stock returned 175% for the fund this year. Other contributors included Continental Gold and Torex Gold. All three stayed focused on their project pipelines and benefited from an improved gold environment in the period's first half.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P® Global BMI Gold Capped Index (a custom index developed for Fidelity) to S&P® Global BMI Gold Capped 20/45 Index (a public benchmark that became available more recently). Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new S&P® index will continue to provide shareholders with meaningful performance comparisons.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Randgold Resources Ltd. sponsored ADR	8.2	6.5
Barrick Gold Corp.	7.6	5.8
Newmont Mining Corp.	6.9	7.6
Agnico Eagle Mines Ltd. (Canada)	6.0	6.4
B2Gold Corp.	5.7	3.8
Franco-Nevada Corp.	5.3	5.3
Newcrest Mining Ltd.	4.5	5.4
Silver Bullion	4.0	4.8
Goldcorp, Inc.	3.8	3.2
Torex Gold Resources, Inc.	3.3	3.0
	55.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Gold	90.5%
Commodities & Related Investments*	5.7%
Precious Metals & Minerals	1.0%
Silver	1.0%
Diversified Metals & Mining	0.8%
Copper	0.3%
All Others**	0.7%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Gold	87.8%
Commodities & Related Investments*	9.4%
Precious Metals & Minerals	1.2%
Silver	1.2%
Diversified Metals & Mining	0.4%

 * Includes gold bullion and/or silver bullion.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Geographic Diversification (% of fund's net assets)

As of February 28, 2017
Canada	59.8%
United States of America*	16.3%
Bailiwick of Jersey	8.3%
Australia	6.2%
South Africa	4.8%
United Kingdom	2.1%
Cayman Islands	1.2%
Peru	1.0%
China	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2016
Canada	55.7%
United States of America*	20.0%
Australia	7.7%
Bailiwick of Jersey	6.5%
South Africa	5.9%
United Kingdom	1.4%
Peru	1.0%
Cayman Islands	0.8%
China	0.6%
Other	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 6.2%
Metals & Mining - 6.2%
Gold - 6.2%
Evolution Mining Ltd.	2,641,243	$4,374,089
Gold Road Resources Ltd. (a)	1,080,000	438,859
Newcrest Mining Ltd.	4,118,268	69,906,520
Northern Star Resources Ltd.	1,278,118	4,105,920
Perseus Mining Ltd.:
(Australia) (a)	1,717,134	408,123
(Canada) (a)	1,300,000	313,206
Resolute Mng Ltd.	3,125,161	3,857,658
Saracen Mineral Holdings Ltd. (a)	8,122,787	6,788,237
Silver Lake Resources Ltd. (a)	3,205,985	1,634,589
St Barbara Ltd. (a)	1,847,257	3,597,382
		95,424,583
Bailiwick of Jersey - 8.3%
Metals & Mining - 8.3%
Diversified Metals & Mining - 0.1%
Glencore Xstrata PLC (a)	416,400	1,664,000
Gold - 8.2%
Randgold Resources Ltd. sponsored ADR	1,371,295	125,761,466
TOTAL METALS & MINING		127,425,466
Canada - 59.8%
Metals & Mining - 59.8%
Copper - 0.3%
First Quantum Minerals Ltd.	382,700	3,982,016
Diversified Metals & Mining - 0.4%
Arizona Mining, Inc. (a)(b)	622,900	1,313,146
Ivanhoe Mines Ltd. (a)	1,708,400	4,952,070
		6,265,216
Gold - 57.5%
Agnico Eagle Mines Ltd. (Canada)	2,188,601	92,029,337
Alacer Gold Corp. (a)	1,623,663	3,105,032
Alamos Gold, Inc.	2,655,487	19,213,394
Argonaut Gold, Inc. (a)	6,308,462	9,879,236
B2Gold Corp. (a)	28,385,793	87,196,232
Barrick Gold Corp.	6,357,669	117,321,538
Belo Sun Mining Corp. (a)	59,800	43,222
Centerra Gold, Inc.	647,000	3,122,474
Continental Gold, Inc. (a)(c)	7,770,400	26,033,941
Detour Gold Corp. (a)	2,636,900	32,876,874
Detour Gold Corp. (a)(d)	785,900	9,798,603
Eldorado Gold Corp.	9,290,935	28,400,238
Franco-Nevada Corp.	1,256,100	80,962,747
Goldcorp, Inc.	3,675,700	58,254,393
Guyana Goldfields, Inc. (a)	4,378,400	22,317,247
Guyana Goldfields, Inc. (a)(d)	155,000	790,054
Integra Gold Corp. (a)	1,664,500	952,432
Kinross Gold Corp. (a)	2,825,391	9,955,451
Kirkland Lake Gold Ltd. (a)	1,131,919	8,096,093
Klondex Mines Ltd. (a)	603,600	3,203,870
Lundin Gold, Inc. (a)	1,000	4,111
New Gold, Inc. (a)	10,245,675	29,544,448
Novagold Resources, Inc. (a)	1,747,700	9,237,204
OceanaGold Corp.	9,921,932	28,162,689
Osisko Gold Royalties Ltd.	1,105,993	12,124,121
Pilot Gold, Inc. (a)	1,418,150	565,893
Premier Gold Mines Ltd. (a)(c)	15,325,622	29,885,078
Pretium Resources, Inc. (a)	1,652,083	16,754,674
Pretium Resources, Inc. (a)(d)	225,000	2,281,848
Primero Mining Corp. (a)	1,812,100	1,159,679
Richmont Mines, Inc. (a)	702,843	5,482,197
Rubicon Minerals Corp. (a)	1,000	1,506
Sandstorm Gold Ltd. (a)	1,506,475	6,317,622
Seabridge Gold, Inc. (a)	1,405,890	14,340,078
SEMAFO, Inc. (a)	6,750,700	20,686,153
Silver Standard Resources, Inc. (a)	581,200	6,441,247
Tahoe Resources, Inc.	2,985,938	25,313,704
Teranga Gold Corp. (a)	1,230,000	805,677
Teranga Gold Corp. CDI unit (a)	3,338,072	2,252,184
Timmins Gold Corp. (a)	371,500	142,648
Torex Gold Resources, Inc. (a)	2,646,400	51,206,505
Yamana Gold, Inc.	3,225,620	8,912,833
		885,174,507
Precious Metals & Minerals - 0.6%
Dalradian Resources, Inc. (a)	415,700	384,965
Gold Standard Ventures Corp. (a)	2,724,500	7,076,890
Osisko Mining, Inc. (a)(b)	778,900	2,134,615
		9,596,470
Silver - 1.0%
MAG Silver Corp. (a)	352,600	5,070,516
Silver Wheaton Corp.	556,600	10,841,170
		15,911,686
TOTAL METALS & MINING		920,929,895
Cayman Islands - 1.2%
Metals & Mining - 1.2%
Gold - 1.2%
Endeavour Mining Corp. (a)	997,240	18,612,844
China - 0.3%
Metals & Mining - 0.3%
Gold - 0.3%
Zijin Mng Group Co. Ltd. (H Shares)	11,240,000	4,242,384
Mexico - 0.0%
Metals & Mining - 0.0%
Precious Metals & Minerals - 0.0%
Industrias Penoles SA de CV	8,518	202,365
Peru - 1.0%
Metals & Mining - 1.0%
Gold - 1.0%
Compania de Minas Buenaventura SA sponsored ADR	1,313,928	16,161,314
South Africa - 4.8%
Metals & Mining - 4.8%
Gold - 4.8%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,651,408	40,238,516
DRDGOLD Ltd. sponsored ADR	1,000	5,230
Gold Fields Ltd. sponsored ADR	4,729,426	14,613,926
Harmony Gold Mining Co. Ltd.	1,484,000	3,598,689
Harmony Gold Mining Co. Ltd. sponsored ADR	1,585,400	3,963,500
Sibanye Gold Ltd. ADR	1,325,306	10,748,232
		73,168,093
United Kingdom - 2.1%
Metals & Mining - 2.1%
Diversified Metals & Mining - 0.3%
Rio Tinto PLC	101,900	4,176,493
Gold - 1.4%
Acacia Mining PLC	3,331,536	22,157,899
Pan African Resources PLC	230,000	47,090
		22,204,989
Precious Metals & Minerals - 0.4%
Fresnillo PLC	363,000	6,693,368
TOTAL METALS & MINING		33,074,850
United States of America - 9.9%
Metals & Mining - 9.9%
Gold - 9.9%
McEwen Mining, Inc.	939,010	3,220,804
Newmont Mining Corp.	3,080,200	105,466,048
Royal Gold, Inc.	660,413	43,620,279
		152,307,131
TOTAL COMMON STOCKS
(Cost $1,369,430,408)		1,441,548,925
	Troy Ounces

Commodities - 5.7%
Gold Bullion (a)	21,510	26,915,033
Silver Bullion (a)	3,322,000	60,923,819
TOTAL COMMODITIES
(Cost $80,077,110)		87,838,852
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 0.60% (e)	15,759,747	15,762,899
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	1,081,568	1,081,785
TOTAL MONEY MARKET FUNDS
(Cost $16,844,672)		16,844,684
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $1,466,352,190)		1,546,232,461
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,128,124)
NET ASSETS - 100%		$1,540,104,337

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,870,505 or 0.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$69,522
Fidelity Securities Lending Cash Central Fund	10,665
Total	$80,187

Consolidated Subsidiary

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Cayman Gold Ltd.	$185,320,085	$92,173,835	$200,298,268	$--	$87,787,763

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Continental Gold, Inc.	$7,779,166	$2,177,205	$742,920	$--	$26,033,941
Premier Gold Mines Ltd.	25,711,502	11,220,829	--	--	29,885,078
Total	$33,490,668	$13,398,034	$742,920	$--	$55,919,019

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,441,548,925	$1,433,773,743	$7,775,182	$--
Commodities	87,838,852	87,838,852	--	--
Money Market Funds	16,844,684	16,844,684	--	--
Total Investments in Securities:	$1,546,232,461	$1,538,457,279	$7,775,182	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$72,999,912

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $1,186,039) — See accompanying schedule: Unaffiliated issuers (cost $1,300,354,005)	$1,385,629,906
Fidelity Central Funds (cost $16,844,672)	16,844,684
Commodities (cost $80,077,110)	87,838,852
Other affiliated issuers (cost $69,076,403)	55,919,019
Total Investments (cost $1,466,352,190)		$1,546,232,461
Cash		8,950
Foreign currency held at value (cost $114,029)		114,029
Receivable for fund shares sold		3,691,431
Dividends receivable		505,820
Distributions receivable from Fidelity Central Funds		15,268
Prepaid expenses		7,881
Other receivables		77,802
Total assets		1,550,653,642
Liabilities
Payable for investments purchased	$677,067
Payable for fund shares redeemed	7,396,301
Accrued management fee	758,073
Distribution and service plan fees payable	120,136
Other affiliated payables	341,617
Other payables and accrued expenses	174,338
Collateral on securities loaned	1,081,773
Total liabilities		10,549,305
Net Assets		$1,540,104,337
Net Assets consist of:
Paid in capital		$2,818,682,698
Accumulated net investment loss		(49,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,358,407,528)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,878,839
Net Assets		$1,540,104,337
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($83,588,637 ÷ 4,069,614 shares)		$20.54
Maximum offering price per share (100/94.25 of $20.54)		$21.79
Class T:
Net Asset Value and redemption price per share ($25,169,746 ÷ 1,246,366 shares)		$20.19
Maximum offering price per share (100/96.50 of $20.19)		$20.92
Class C:
Net Asset Value and offering price per share ($101,214,813 ÷ 5,228,706 shares)(a)		$19.36
Gold:
Net Asset Value, offering price and redemption price per share ($1,271,457,815 ÷ 60,489,023 shares)		$21.02
Class I:
Net Asset Value, offering price and redemption price per share ($58,673,326 ÷ 2,791,934 shares)		$21.02

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$8,352,091
Income from Fidelity Central Funds		80,187
Income before foreign taxes withheld		8,432,278
Less foreign taxes withheld		(800,026)
Total income		7,632,252
Expenses
Management fee	$9,811,701
Transfer agent fees	3,642,106
Distribution and service plan fees	1,289,371
Accounting and security lending fees	760,040
Custodian fees and expenses	331,897
Independent trustees' fees and expenses	36,346
Registration fees	211,660
Audit	71,567
Legal	20,581
Interest	3,044
Miscellaneous	19,888
Total expenses before reductions	16,198,201
Expense reductions	(515,991)	15,682,210
Net investment income (loss)		(8,049,958)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(50,651,285)
Fidelity Central Funds	1,349
Other affiliated issuers	(1,353,943)
Commodities	(4,656,219)
Foreign currency transactions	101,165
Total net realized gain (loss)		(56,558,933)
Change in net unrealized appreciation (depreciation) on: Investments	264,003,740
Assets and liabilities in foreign currencies	16,260
Commodities	18,412,875
Total change in net unrealized appreciation (depreciation)		282,432,875
Net gain (loss)		225,873,942
Net increase (decrease) in net assets resulting from operations		$217,823,984

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,049,958)	$(2,113,041)
Net realized gain (loss)	(56,558,933)	(161,201,963)
Change in net unrealized appreciation (depreciation)	282,432,875	158,387,878
Net increase (decrease) in net assets resulting from operations	217,823,984	(4,927,126)
Distributions to shareholders from net realized gain	(47,051,891)	–
Share transactions - net increase (decrease)	114,767,885	137,310,705
Redemption fees	402,160	180,108
Total increase (decrease) in net assets	285,942,138	132,563,687
Net Assets
Beginning of period	1,254,162,199	1,121,598,512
End of period	$1,540,104,337	$1,254,162,199
Other Information
Accumulated net investment loss end of period	$(49,672)	$(13,704)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.70	$18.11	$22.01	$30.25	$45.37
Income from Investment Operations
Net investment income (loss)B	(.16)	(.06)	(.10)	–C	.07
Net realized and unrealized gain (loss)	3.59	(.35)	(3.80)	(8.25)	(15.19)
Total from investment operations	3.43	(.41)	(3.90)	(8.25)	(15.12)
Distributions from net realized gain	(.60)	–	–	–	–
Total distributions	(.60)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.54	$17.70	$18.11	$22.01	$30.25
Total ReturnD,E	19.97%	(2.26)%	(17.72)%	(27.24)%	(33.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.23%	1.23%	1.21%	1.18%
Expenses net of fee waivers, if any	1.16%	1.20%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.16%	1.20%	1.19%	1.18%	1.17%
Net investment income (loss)	(.71)%	(.44)%	(.51)%	- %H	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$83,589	$53,509	$46,898	$60,270	$101,202
Portfolio turnover rateI	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.37	$17.83	$21.73	$29.95	$45.04
Income from Investment Operations
Net investment income (loss)B	(.22)	(.11)	(.15)	(.06)	(.03)
Net realized and unrealized gain (loss)	3.54	(.35)	(3.75)	(8.17)	(15.06)
Total from investment operations	3.32	(.46)	(3.90)	(8.23)	(15.09)
Distributions from net realized gain	(.51)	–	–	–	–
Total distributions	(.51)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$20.19	$17.37	$17.83	$21.73	$29.95
Total ReturnD,E	19.62%	(2.58)%	(17.95)%	(27.45)%	(33.50)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.52%	1.50%	1.49%	1.45%
Expenses net of fee waivers, if any	1.46%	1.48%	1.46%	1.47%	1.44%
Expenses net of all reductions	1.46%	1.48%	1.46%	1.46%	1.44%
Net investment income (loss)	(1.01)%	(.72)%	(.79)%	(.28)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,170	$17,720	$16,200	$18,402	$24,913
Portfolio turnover rateH	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.68	$17.20	$21.06	$29.15	$44.05
Income from Investment Operations
Net investment income (loss)B	(.29)	(.16)	(.23)	(.16)	(.20)
Net realized and unrealized gain (loss)	3.42	(.36)	(3.63)	(7.94)	(14.70)
Total from investment operations	3.13	(.52)	(3.86)	(8.10)	(14.90)
Distributions from net realized gain	(.45)	–	–	–	–
Total distributions	(.45)	–	–	–	–
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$19.36	$16.68	$17.20	$21.06	$29.15
Total ReturnD,E	19.19%	(3.02)%	(18.33)%	(27.75)%	(33.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.97%	1.96%	1.96%	1.93%
Expenses net of fee waivers, if any	1.85%	1.93%	1.92%	1.94%	1.92%
Expenses net of all reductions	1.84%	1.93%	1.92%	1.93%	1.91%
Net investment income (loss)	(1.40)%	(1.17)%	(1.25)%	(.76)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$101,215	$52,732	$39,429	$33,811	$37,787
Portfolio turnover rateH	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.12	$18.50	$22.41	$30.72	$45.96
Income from Investment Operations
Net investment income (loss)B	(.09)	(.03)	(.04)	.06	.16
Net realized and unrealized gain (loss)	3.66	(.35)	(3.87)	(8.38)	(15.40)
Total from investment operations	3.57	(.38)	(3.91)	(8.32)	(15.24)
Distributions from net realized gain	(.68)	–	–	–	–
Total distributions	(.68)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.12	$18.50	$22.41	$30.72
Total ReturnD	20.38%	(2.05)%	(17.45)%	(27.05)%	(33.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.97%	.94%	.94%	.93%
Expenses net of fee waivers, if any	.84%	.93%	.90%	.92%	.92%
Expenses net of all reductions	.84%	.93%	.90%	.91%	.92%
Net investment income (loss)	(.39)%	(.17)%	(.22)%	.27%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,271,458	$1,076,206	$992,944	$1,275,913	$2,301,019
Portfolio turnover rateG	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.13	$18.50	$22.41	$30.69	$45.87
Income from Investment Operations
Net investment income (loss)B	(.09)	(.02)	(.04)	.07	.20
Net realized and unrealized gain (loss)	3.67	(.35)	(3.87)	(8.36)	(15.38)
Total from investment operations	3.58	(.37)	(3.91)	(8.29)	(15.18)
Distributions from net realized gain	(.70)	–	–	–	–
Total distributions	(.70)	–	–	–	–
Redemption fees added to paid in capitalB	.01	–C	–C	.01	–C
Net asset value, end of period	$21.02	$18.13	$18.50	$22.41	$30.69
Total ReturnD	20.41%	(2.00)%	(17.45)%	(26.98)%	(33.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.92%	.90%	.87%	.84%
Expenses net of fee waivers, if any	.84%	.88%	.86%	.85%	.83%
Expenses net of all reductions	.84%	.88%	.86%	.84%	.82%
Net investment income (loss)	(.39)%	(.12)%	(.18)%	.34%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$58,673	$52,607	$23,667	$107,830	$128,262
Portfolio turnover rateG	28%	20%	20%	56%	18%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2017

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Consolidated Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $87,787,763 in the Subsidiary, representing 5.7% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Consolidated Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$290,781,302
Gross unrealized depreciation	(395,611,347)
Net unrealized appreciation (depreciation) on securities	$(104,830,045)
Tax Cost	$1,651,011,417

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,999,109
Capital loss carryforward	$(1,218,001,068)
Net unrealized appreciation (depreciation) on securities and other investments	$(104,839,163)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(140,407,726)
Long-term	(1,077,593,342)
Total capital loss carryforward	$(1,218,001,068)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$47,051,891	$–

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $531,160,049 and $456,022,645, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .57% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$218,687	$1,445
Class T	.25%	.25%	130,979	132
Class B	.75%	.25%	4,112	3,086
Class C	.75%	.25%	935,593	341,534
			$1,289,371	$346,197

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$99,491
Class T	15,214
Class B(a)	45
Class C(a)	22,697
$137,447

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$247,853.28
Class T	86,396.33
Class B	1,090.27
Class C	202,946.22
Gold	2,964,629.21
Class I	139,192.21
	$3,642,106

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $8,571 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,242,148.65%		$3,044

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,125.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,499 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,665.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $471,109.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,346 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,536.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net realized gain
Class A	$2,221,326	$–
Class T	587,030	–
Class C	2,039,868	–
Gold	40,224,766	–
Class I	1,978,901	–
Total	$47,051,891	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	3,164,607	1,535,243	$69,537,871	$23,173,408
Reinvestment of distributions	120,564	–	2,146,978	–
Shares redeemed	(2,238,855)	(1,100,912)	(48,377,613)	(16,009,093)
Net increase (decrease)	1,046,316	434,331	$23,307,236	$7,164,315
Class T
Shares sold	712,177	373,972	$15,561,760	$5,610,984
Reinvestment of distributions	32,071	–	560,038	–
Shares redeemed	(517,783)	(262,516)	(11,004,318)	(3,867,307)
Net increase (decrease)	226,465	111,456	$5,117,480	$1,743,677
Class B
Shares sold	7,043	6,237	$134,526	$87,905
Shares redeemed	(89,907)	(65,868)	(1,923,575)	(948,946)
Net increase (decrease)	(82,864)	(59,631)	$(1,789,049)	$(861,041)
Class C
Shares sold	3,277,150	1,382,064	$68,100,712	$19,834,455
Reinvestment of distributions	115,019	–	1,909,405	–
Shares redeemed	(1,324,351)	(513,567)	(26,570,952)	(7,072,215)
Net increase (decrease)	2,067,818	868,497	$43,439,165	$12,762,240
Gold
Shares sold	44,152,495	25,445,576	$998,832,934	$393,817,498
Reinvestment of distributions	2,098,203	–	38,476,693	–
Shares redeemed	(45,146,079)	(19,739,546)	(990,273,602)	(303,052,757)
Net increase (decrease)	1,104,619	5,706,030	$47,036,025	$90,764,741
Class I
Shares sold	2,033,849	2,727,491	$45,606,027	$42,106,104
Reinvestment of distributions	97,474	–	1,788,422	–
Shares redeemed	(2,240,667)	(1,105,474)	(49,737,421)	(16,369,331)
Net increase (decrease)	(109,344)	1,622,017	$(2,342,972)	$25,736,773

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio	30.52%	7.29%	7.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,262	Materials Portfolio
$20,834	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 29% to 31%, trailing the 34.26% gain of the MSCI U.S. IMI Materials 25/50 Index, but topping the S&P 500®. Despite a robust rally in materials stocks fueled by post-election optimism, my focus on stocks with positive cyclical drivers was less effective this period. Versus the MSCI sector index, negligible exposure to the strong-performing steel group hampered fund results, as did stock picking in fertilizers & agricultural chemicals and untimely ownership of gold equities. A large overweighting in paper-packaging provider Graphic Packaging Holding was the fund’s largest relative detractor. The stock considerably underperformed our industry index this period, partly due to weakness in paperboard prices. Other detractors included sizable overweightings in specialty chemicals provider W.R. Grace and fertilizer maker CF Industries Holdings. Conversely, picks in construction materials and commodity chemicals were noteworthy positives, along with a sizable underweighting in the lagging industrial-gases group and a meaningful overweighting in the strong-performing paper-packaging segment. In the latter category, our top contributor was WestRock, the fund's second-largest holding at period end. Our large overweighting in this stock reflected my belief in the longer-term promise of the union of MeadWestvaco and Rock-Tenn in July 2015, from which WestRock was formed. Another standout and significant overweighting for the fund was construction materials supplier Eagle Materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	15.3	15.5
WestRock Co.	6.4	7.7
Monsanto Co.	6.1	7.5
LyondellBasell Industries NV Class A	5.5	4.2
Graphic Packaging Holding Co.	4.8	6.1
Ball Corp.	4.6	5.7
The Dow Chemical Co.	4.6	4.9
PPG Industries, Inc.	4.4	4.9
Ecolab, Inc.	3.9	4.6
Air Products & Chemicals, Inc.	3.7	0.0
	59.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Chemicals	67.7%
Containers & Packaging	16.6%
Metals & Mining	9.4%
Construction Materials	3.3%
Trading Companies & Distributors	2.0%
All Others*	1.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Chemicals	67.5%
Containers & Packaging	21.3%
Metals & Mining	5.6%
Construction Materials	4.0%
Trading Companies & Distributors	1.2%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Materials Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Chemicals - 67.7%
Commodity Chemicals - 8.4%
LyondellBasell Industries NV Class A	941,596	$85,911,219
Olin Corp.	674,300	20,957,244
Trinseo SA	245,900	17,003,985
Westlake Chemical Corp.	131,300	8,328,359
		132,200,807
Diversified Chemicals - 27.0%
Ashland Global Holdings, Inc.	147,200	17,761,152
E.I. du Pont de Nemours & Co.	3,049,100	239,476,313
Eastman Chemical Co.	614,448	49,309,452
The Chemours Co. LLC	1,295,200	43,596,432
The Dow Chemical Co.	1,167,800	72,707,228
		422,850,577
Fertilizers & Agricultural Chemicals - 10.8%
Agrium, Inc.	250,900	24,188,936
CF Industries Holdings, Inc.	744,910	23,405,072
Monsanto Co.	842,930	95,950,722
The Scotts Miracle-Gro Co. Class A	286,431	25,959,242
		169,503,972
Industrial Gases - 3.7%
Air Products & Chemicals, Inc.	409,900	57,578,653
Specialty Chemicals - 17.8%
Axalta Coating Systems (a)	518,700	15,099,357
Ecolab, Inc.	490,820	60,846,955
Frutarom Industries Ltd.	215,996	12,256,186
Platform Specialty Products Corp. (a)	1,626,800	21,457,492
PPG Industries, Inc.	674,700	69,109,521
Sherwin-Williams Co.	148,700	45,879,898
W.R. Grace & Co.	771,640	54,662,978
		279,312,387

TOTAL CHEMICALS		1,061,446,396

Construction Materials - 3.3%
Construction Materials - 3.3%
Eagle Materials, Inc.	504,215	52,292,138
Containers & Packaging - 16.6%
Metal & Glass Containers - 5.4%
Ball Corp.	992,875	73,006,099
Berry Plastics Group, Inc. (a)	242,000	12,179,860
		85,185,959
Paper Packaging - 11.2%
Graphic Packaging Holding Co.	5,680,295	75,831,938
WestRock Co.	1,857,219	99,769,805
		175,601,743

TOTAL CONTAINERS & PACKAGING		260,787,702

Metals & Mining - 9.4%
Copper - 2.9%
Freeport-McMoRan, Inc. (a)	3,334,100	44,676,940
Diversified Metals & Mining - 3.6%
Alcoa Corp.	464,800	16,077,432
Glencore Xstrata PLC (a)	3,587,482	14,336,143
Rio Tinto PLC	645,400	26,452,487
		56,866,062
Gold - 2.9%
Barrick Gold Corp.	820,700	15,144,825
Franco-Nevada Corp.	208,300	13,426,113
Randgold Resources Ltd. sponsored ADR (b)	180,800	16,581,168
		45,152,106

TOTAL METALS & MINING		146,695,108

Trading Companies & Distributors - 2.0%
Trading Companies & Distributors - 2.0%
Nexeo Solutions, Inc. (c)	1,116,600	10,339,716
Univar, Inc. (a)	629,600	20,273,120
		30,612,836
TOTAL COMMON STOCKS
(Cost $1,215,382,264)		1,551,834,180

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.60% (d)	26,183,408	26,188,645
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	12,517,902	12,520,406
TOTAL MONEY MARKET FUNDS
(Cost $38,706,553)		38,709,051
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $1,254,088,817)		1,590,543,231
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(22,668,422)
NET ASSETS - 100%		$1,567,874,809

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,339,716 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$11,166,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,287
Fidelity Securities Lending Cash Central Fund	89,092
Total	$153,379

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,551,834,180	$1,525,381,693	$26,452,487	$--
Money Market Funds	38,709,051	38,709,051	--	--
Total Investments in Securities:	$1,590,543,231	$1,564,090,744	$26,452,487	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Netherlands	5.5%
Canada	3.3%
Bailiwick of Jersey	2.0%
United Kingdom	1.7%
Luxembourg	1.1%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $12,408,363) — See accompanying schedule: Unaffiliated issuers (cost $1,215,382,264)	$1,551,834,180
Fidelity Central Funds (cost $38,706,553)	38,709,051
Total Investments (cost $1,254,088,817)		$1,590,543,231
Foreign currency held at value (cost $19,790)		19,388
Receivable for fund shares sold		2,720,643
Dividends receivable		3,046,320
Distributions receivable from Fidelity Central Funds		19,080
Prepaid expenses		5,272
Other receivables		99,232
Total assets		1,596,453,166
Liabilities
Payable for investments purchased	$10,612,092
Payable for fund shares redeemed	4,192,323
Accrued management fee	704,469
Distribution and service plan fees payable	129,497
Other affiliated payables	297,515
Other payables and accrued expenses	127,211
Collateral on securities loaned	12,515,250
Total liabilities		28,578,357
Net Assets		$1,567,874,809
Net Assets consist of:
Paid in capital		$1,219,514,455
Undistributed net investment income		2,492,054
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,423,575
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,444,725
Net Assets		$1,567,874,809
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($229,085,975 ÷ 2,818,905 shares)		$81.27
Maximum offering price per share (100/94.25 of $81.27)		$86.23
Class T:
Net Asset Value and redemption price per share ($40,935,304 ÷ 507,531 shares)		$80.66
Maximum offering price per share (100/96.50 of $80.66)		$83.59
Class C:
Net Asset Value and offering price per share ($80,225,272 ÷ 1,019,159 shares)(a)		$78.72
Materials:
Net Asset Value, offering price and redemption price per share ($882,504,037 ÷ 10,809,628 shares)		$81.64
Class I:
Net Asset Value, offering price and redemption price per share ($335,124,221 ÷ 4,112,229 shares)		$81.49

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$29,133,077
Income from Fidelity Central Funds		153,379
Total income		29,286,456
Expenses
Management fee	$7,904,862
Transfer agent fees	3,070,538
Distribution and service plan fees	1,420,989
Accounting and security lending fees	456,285
Custodian fees and expenses	45,540
Independent trustees' fees and expenses	31,309
Registration fees	118,755
Audit	50,408
Legal	21,488
Interest	1,640
Miscellaneous	20,582
Total expenses before reductions	13,142,396
Expense reductions	(93,787)	13,048,609
Net investment income (loss)		16,237,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,427,248
Redemptions in-kind with affiliated entities	17,720,821
Fidelity Central Funds	4,670
Foreign currency transactions	(57,126)
Total net realized gain (loss)		64,095,613
Change in net unrealized appreciation (depreciation) on: Investment securities	293,430,621
Assets and liabilities in foreign currencies	(9,689)
Total change in net unrealized appreciation (depreciation)		293,420,932
Net gain (loss)		357,516,545
Net increase (decrease) in net assets resulting from operations		$373,754,392

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,237,847	$21,289,378
Net realized gain (loss)	64,095,613	179,640
Change in net unrealized appreciation (depreciation)	293,420,932	(394,277,283)
Net increase (decrease) in net assets resulting from operations	373,754,392	(372,808,265)
Distributions to shareholders from net investment income	(13,547,763)	(15,036,509)
Distributions to shareholders from net realized gain	–	(20,008,646)
Total distributions	(13,547,763)	(35,045,155)
Share transactions - net increase (decrease)	(113,259,980)	(326,507,843)
Redemption fees	17,097	36,485
Total increase (decrease) in net assets	246,963,746	(734,324,778)
Net Assets
Beginning of period	1,320,911,063	2,055,235,841
End of period	$1,567,874,809	$1,320,911,063
Other Information
Undistributed net investment income end of period	$2,492,054	$–
Distributions in excess of net investment income end of period	$–	$(45,053)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.94	$80.43	$86.46	$73.44	$69.23
Income from Investment Operations
Net investment income (loss)B	.70	.79	.51	.36	.70
Net realized and unrealized gain (loss)	18.26	(16.80)	1.05	14.56	5.69
Total from investment operations	18.96	(16.01)	1.56	14.92	6.39
Distributions from net investment income	(.63)	(.58)	(.43)	(.30)	(.63)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.63)	(1.48)C	(7.59)D	(1.90)	(2.18)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$81.27	$62.94	$80.43	$86.46	$73.44
Total ReturnF,G	30.18%	(20.01)%	2.20%	20.46%	9.40%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.06%	1.06%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.06%	1.06%	1.09%	1.12%
Net investment income (loss)	.96%	1.09%	.61%	.45%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$229,086	$202,747	$319,740	$336,777	$219,627
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class T

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.52	$79.95	$85.99	$73.05	$68.91
Income from Investment Operations
Net investment income (loss)B	.47	.56	.25	.12	.50
Net realized and unrealized gain (loss)	18.12	(16.69)	1.06	14.48	5.66
Total from investment operations	18.59	(16.13)	1.31	14.60	6.16
Distributions from net investment income	(.45)	(.40)	(.18)	(.06)	(.46)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.45)	(1.30)C	(7.35)	(1.66)	(2.02)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$80.66	$62.52	$79.95	$85.99	$73.05
Total ReturnF,G	29.78%	(20.27)%	1.90%	20.10%	9.10%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.39%	1.38%	1.37%	1.40%	1.42%
Expenses net of fee waivers, if any	1.39%	1.37%	1.37%	1.40%	1.42%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.39%	1.41%
Net investment income (loss)	.65%	.77%	.31%	.15%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$40,935	$30,118	$45,252	$45,223	$37,860
Portfolio turnover rateJ	49%K	64%	76%K	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.09	$78.12	$84.38	$71.96	$67.98
Income from Investment Operations
Net investment income (loss)B	.15	.24	(.12)	(.23)	.18
Net realized and unrealized gain (loss)	17.68	(16.28)	1.03	14.23	5.55
Total from investment operations	17.83	(16.04)	.91	14.00	5.73
Distributions from net investment income	(.20)	(.08)	–	–	(.20)
Distributions from net realized gain	–	(.91)	(7.17)	(1.58)	(1.55)
Total distributions	(.20)	(.99)	(7.17)	(1.58)	(1.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$78.72	$61.09	$78.12	$84.38	$71.96
Total ReturnD,E	29.21%	(20.61)%	1.43%	19.56%	8.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.81%	1.82%	1.85%	1.89%
Expenses net of fee waivers, if any	1.82%	1.81%	1.82%	1.85%	1.89%
Expenses net of all reductions	1.82%	1.81%	1.82%	1.84%	1.88%
Net investment income (loss)	.21%	.34%	(.14)%	(.30)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$80,225	$66,896	$107,697	$106,879	$75,007
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.20	$80.77	$86.81	$73.68	$69.41
Income from Investment Operations
Net investment income (loss)B	.90	.98	.73	.58	.90
Net realized and unrealized gain (loss)	18.34	(16.89)	1.05	14.63	5.71
Total from investment operations	19.24	(15.91)	1.78	15.21	6.61
Distributions from net investment income	(.80)	(.76)	(.65)	(.48)	(.79)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.66)C	(7.82)	(2.08)	(2.34)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.64	$63.20	$80.77	$86.81	$73.68
Total ReturnE	30.52%	(19.81)%	2.46%	20.80%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.81%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.82%	.85%
Expenses net of all reductions	.81%	.80%	.80%	.82%	.84%
Net investment income (loss)	1.22%	1.34%	.87%	.73%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$882,504	$711,985	$1,107,689	$1,231,942	$1,146,782
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.07	$80.60	$86.66	$73.57	$69.35
Income from Investment Operations
Net investment income (loss)B	.91	1.00	.74	.59	.90
Net realized and unrealized gain (loss)	18.31	(16.86)	1.05	14.60	5.70
Total from investment operations	19.22	(15.86)	1.79	15.19	6.60
Distributions from net investment income	(.80)	(.77)	(.68)	(.50)	(.83)
Distributions from net realized gain	–	(.91)	(7.17)	(1.60)	(1.55)
Total distributions	(.80)	(1.67)C	(7.85)	(2.10)	(2.38)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$81.49	$63.07	$80.60	$86.66	$73.57
Total ReturnE	30.55%	(19.79)%	2.49%	20.81%	9.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.81%	.85%
Expenses net of all reductions	.78%	.78%	.78%	.81%	.84%
Net investment income (loss)	1.25%	1.37%	.89%	.74%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$335,124	$306,145	$468,371	$333,963	$246,696
Portfolio turnover rateH	49%I	64%	76%I	53%	61%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, deferred trustees compensations, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$355,770,575
Gross unrealized depreciation	(24,555,933)
Net unrealized appreciation (depreciation) on securities	$331,214,642
Tax Cost	$1,259,328,589

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,568,977
Undistributed long-term capital gain	$15,355,441
Net unrealized appreciation (depreciation) on securities and other investments	$331,204,953

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(611,309)
2019	(80,787)
Total with expiration	$(692,096)

The Fund acquired $692,096 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$13,547,763	$ 15,036,509
Long-term Capital Gains	–	20,008,646
Total	$13,547,763	$ 35,045,155

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $693,566,413 and $738,416,796, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$523,269	$–
Class T	.25%	.25%	170,918	–
Class B	.75%	.25%	9,283	6,962
Class C	.75%	.25%	717,519	48,804
			$1,420,989	$55,766

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$62,168
Class T	6,901
Class B(a)	132
Class C(a)	4,512
$73,713

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$473,160.23
Class T	97,978.29
Class B	2,396.26
Class C	161,032.22
Materials	1,705,128.21
Class I	630,844.19
	$3,070,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22,121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,565,000.60%		$1,640

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 845,013 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $60,325,459. The net realized gain of $17,720,821 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,299 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,092.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,087 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,700.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$1,672,756	$1,939,569
Class T	205,222	197,484
Class C	195,843	96,966
Materials	8,304,133	8,906,972
Class I	3,169,809	3,895,518
Total	$13,547,763	$15,036,509
From net realized gain
Class A	$–	$3,076,815
Class T	–	454,774
Class B	–	50,258
Class C	–	1,065,857
Materials	–	10,731,466
Class I	–	4,629,476
Total	$–	$20,008,646

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	902,923	820,014	$67,495,419	$59,881,537
Reinvestment of distributions	20,549	70,909	1,575,920	4,729,990
Shares redeemed	(1,326,009)	(1,644,717)	(96,308,599)	(118,125,615)
Net increase (decrease)	(402,537)	(753,794)	$(27,237,260)	$(53,514,088)
Class T
Shares sold	158,674	84,811	$11,939,333	$5,963,121
Reinvestment of distributions	2,663	9,611	202,830	637,500
Shares redeemed	(135,543)	(178,706)	(9,849,995)	(12,734,979)
Net increase (decrease)	25,794	(84,284)	$2,292,168	$(6,134,358)
Class B
Shares sold	325	1,827	$22,444	$136,913
Reinvestment of distributions	–	717	–	46,833
Shares redeemed	(49,631)	(36,076)	(3,403,614)	(2,579,948)
Net increase (decrease)	(49,306)	(33,532)	$(3,381,170)	$(2,396,202)
Class C
Shares sold	197,093	141,291	$14,487,205	$10,125,628
Reinvestment of distributions	2,419	16,060	179,992	1,043,658
Shares redeemed	(275,454)	(440,847)	(19,415,602)	(30,549,327)
Net increase (decrease)	(75,942)	(283,496)	$(4,748,405)	$(19,380,041)
Materials
Shares sold	2,367,980	1,388,149	$176,958,165	$101,563,248
Reinvestment of distributions	100,563	273,187	7,743,369	18,281,510
Shares redeemed	(2,924,430)	(4,109,408)	(214,559,584)	(297,748,381)
Net increase (decrease)	(455,887)	(2,448,072)	$(29,858,050)	$(177,903,623)
Class I
Shares sold	1,754,029	1,480,820	$130,244,335	$107,996,943
Reinvestment of distributions	37,780	118,643	2,903,738	7,923,047
Shares redeemed	(2,533,375)(a)	(2,556,391)	(183,475,336)(a)	(183,099,521)
Net increase (decrease)	(741,566)	(956,928)	$(50,327,263)	$(67,179,531)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Chemicals Portfolios, Gold Portfolio and Materials Portfolio (funds of Fidelity Select portfolios) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Chemicals Portfolio	.79%
Actual		$1,000.00	$1,167.00	$4.24
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Gold Portfolio
Class A	1.16%
Actual		$1,000.00	$906.70	$5.48
Hypothetical-C		$1,000.00	$1,019.04	$5.81
Class T	1.46%
Actual		$1,000.00	$905.00	$6.90
Hypothetical-C		$1,000.00	$1,017.55	$7.30
Class C	1.83%
Actual		$1,000.00	$903.50	$8.64
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Gold	.84%
Actual		$1,000.00	$908.10	$3.97
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Class I	.84%
Actual		$1,000.00	$908.50	$3.97
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Materials Portfolio
Class A	1.07%
Actual		$1,000.00	$1,103.20	$5.58
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class T	1.38%
Actual		$1,000.00	$1,101.50	$7.19
Hypothetical-C		$1,000.00	$1,017.95	$6.90
Class C	1.82%
Actual		$1,000.00	$1,099.00	$9.47
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Materials	.81%
Actual		$1,000.00	$1,104.50	$4.23
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Class I	.79%
Actual		$1,000.00	$1,104.60	$4.12
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/13/2017	04/12/2017	$0.081	$6.185
Gold Portfolio	04/13/2017	04/12/2017	$0.000	$0.046
Materials Portfolio	04/13/2017	04/12/2017	$0.147	$0.798

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$59,093,347
Materials Portfolio	$15,928,366

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Chemicals Portfolio	–	48%
Gold Portfolio	3%	3%
Materials	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Chemicals Portfolio	–	56%
Gold Portfolio	25%	24%
Materials Portfolio	–	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio	04/18/16	$0.0840	$0.0037
	12/19/16	$0.0789	$0.0093

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Chemicals Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

For Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2016.

For Gold Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2016 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Gold Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELMT-ANN-0417
1.846032.110

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2017

Contents

Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Industrial Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	26.30%	18.52%	9.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,005	Air Transportation Portfolio
$20,834	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Matthew Moulis:  For the year, the fund returned 26.30%, trailing the 30.84% gain of the S&P® Custom Air Transportation Index but outpacing the S&P 500®. Air transportation stocks were helped by several subindustry-specific factors this period, along with positive expectations surrounding the Republican presidential win in November. However, my focus on value-oriented stocks that I believe are priced cheaply relative to peers and have positive catalysts struggled this period. Versus the S&P® industry index, the fund’s results were hampered by positioning in aerospace & defense and air freight & logistics, as well as by a modest cash position. At the stock level, the largest relative detractors were aircraft manufacturers Bombardier and Boeing, both of which I significantly underweighted, although Boeing was the fund’s third-largest holding at the end of February. Bombardier – our largest relative detractor – makes narrow-body commercial jets. The company had been struggling for several years to gain acceptance for its C Series jets. However, in April 2016, the firm landed a major order from Delta Air Lines. I sold the fund’s small position here in September. In air freight & logistics, largely avoiding benchmark component XPO Logistics weighed on our relative result, given this stock’s roughly 106% return. An overweighting in JetBlue Airways also was a meaningful relative detractor this period. On the other hand, Alaska Air Group and American Airlines Group were the fund’s two largest relative contributors. In each case, we were rewarded for adding to the position on temporary weakness. American was the fund’s fourth-largest holding at the end of February.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P® Custom Air Transportation Index to the Nasdaq® North America Air Transportation Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new Nasdaq index will continue to provide shareholders with meaningful performance comparisons.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	10.3	12.4
FedEx Corp.	9.7	9.1
The Boeing Co.	7.3	9.1
American Airlines Group, Inc.	7.0	7.9
Delta Air Lines, Inc.	6.1	4.5
Alaska Air Group, Inc.	5.3	2.0
Expeditors International of Washington, Inc.	5.0	1.5
Southwest Airlines Co.	4.3	4.4
Rockwell Collins, Inc.	3.9	1.1
JetBlue Airways Corp.	3.8	1.2
	62.7

Top Industries (% of fund's net assets)

As of February 28, 2017
Airlines	38.8%
Air Freight & Logistics	29.4%
Aerospace & Defense	25.3%
Road & Rail	1.9%
Machinery	1.0%
All Others*	3.6%

As of August 31, 2016
Airlines	40.0%
Aerospace & Defense	29.3%
Air Freight & Logistics	28.5%
Machinery	0.8%
Transportation Infrastructure	0.8%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Air Transportation Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Aerospace & Defense - 24.0%
Aerospace & Defense - 24.0%
Astronics Corp. (a)	50,100	$1,678,851
Astronics Corp. Class B	4,755	162,764
BE Aerospace, Inc.	166,200	10,570,320
Moog, Inc. Class A (a)	18,800	1,270,504
Rockwell Collins, Inc.	161,800	15,466,462
Spirit AeroSystems Holdings, Inc. Class A	239,000	14,724,790
Textron, Inc.	219,700	10,391,810
The Boeing Co.	160,400	28,908,893
TransDigm Group, Inc.	38,200	9,710,440
Wesco Aircraft Holdings, Inc. (a)	129,000	1,560,900
		94,445,734
Air Freight & Logistics - 29.4%
Air Freight & Logistics - 29.4%
Air Transport Services Group, Inc. (a)	198,400	3,376,768
Atlas Air Worldwide Holdings, Inc. (a)	40,500	2,302,425
C.H. Robinson Worldwide, Inc.	50,100	4,026,537
Expeditors International of Washington, Inc.	352,100	19,851,398
FedEx Corp.	198,500	38,306,530
Forward Air Corp.	99,150	4,912,883
Hub Group, Inc. Class A (a)	34,178	1,725,989
Park-Ohio Holdings Corp.	19,390	865,764
United Parcel Service, Inc. Class B	381,800	40,379,166
		115,747,460
Airlines - 38.8%
Airlines - 38.8%
Air Canada (a)	339,300	3,418,035
Alaska Air Group, Inc.	215,100	21,041,082
Allegiant Travel Co.	22,600	3,934,660
American Airlines Group, Inc.	594,100	27,542,476
Chorus Aviation, Inc. Class B	171,346	922,394
Dart Group PLC	101,286	670,507
Delta Air Lines, Inc.	484,402	24,186,192
Exchange Income Corp. (b)	80,700	2,305,193
Hawaiian Holdings, Inc. (a)	124,500	6,056,925
JetBlue Airways Corp. (a)	745,300	14,876,188
LATAM Airlines Group SA sponsored ADR (b)	397,900	4,026,748
Ryanair Holdings PLC sponsored ADR (a)	83,800	6,850,650
SkyWest, Inc.	277,200	9,743,580
Southwest Airlines Co.	292,800	16,923,840
Spirit Airlines, Inc. (a)	103,600	5,408,956
WestJet Airlines Ltd.	317,500	5,211,188
		153,118,614
Internet Software & Services - 0.3%
Internet Software & Services - 0.3%
Stamps.com, Inc. (a)	8,200	1,034,020
Machinery - 1.0%
Industrial Machinery - 1.0%
Global Brass& Copper Holdings, Inc.	50,887	1,712,348
TriMas Corp. (a)	101,800	2,244,690
		3,957,038
Road & Rail - 1.9%
Railroads - 1.2%
Genesee & Wyoming, Inc. Class A (a)	67,300	4,989,622
Trucking - 0.7%
J.B. Hunt Transport Services, Inc.	27,700	2,719,309

TOTAL ROAD & RAIL		7,708,931

TOTAL COMMON STOCKS
(Cost $280,844,731)		376,011,797

Nonconvertible Preferred Stocks - 1.3%
Aerospace & Defense - 1.3%
Aerospace & Defense - 1.3%
Embraer SA sponsored ADR
(Cost $5,055,691)	218,300	5,040,547

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.60% (c)	16,950,449	16,953,838
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	4,465,831	4,466,724
TOTAL MONEY MARKET FUNDS
(Cost $21,419,448)		21,420,562
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $307,319,870)		402,472,906
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(8,330,262)
NET ASSETS - 100%		$394,142,644

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,531
Fidelity Securities Lending Cash Central Fund	29,223
Total	$72,754

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $4,234,385) — See accompanying schedule: Unaffiliated issuers (cost $285,900,422)	$381,052,344
Fidelity Central Funds (cost $21,419,448)	21,420,562
Total Investments (cost $307,319,870)		$402,472,906
Receivable for investments sold		10,124,183
Receivable for fund shares sold		1,174,063
Dividends receivable		752,354
Distributions receivable from Fidelity Central Funds		6,950
Prepaid expenses		1,095
Other receivables		3,275
Total assets		414,534,826
Liabilities
Payable for investments purchased	$14,283,391
Payable for fund shares redeemed	1,351,200
Accrued management fee	175,685
Other affiliated payables	79,780
Other payables and accrued expenses	36,266
Collateral on securities loaned	4,465,860
Total liabilities		20,392,182
Net Assets		$394,142,644
Net Assets consist of:
Paid in capital		$295,160,762
Undistributed net investment income		335,489
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,493,091
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		95,153,302
Net Assets, for 5,183,263 shares outstanding		$394,142,644
Net Asset Value, offering price and redemption price per share ($394,142,644 ÷ 5,183,263 shares)		$76.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$4,216,094
Income from Fidelity Central Funds		72,754
Total income		4,288,848
Expenses
Management fee	$1,782,868
Transfer agent fees	737,619
Accounting and security lending fees	127,613
Custodian fees and expenses	15,308
Independent trustees' fees and expenses	7,077
Registration fees	34,447
Audit	41,748
Legal	4,566
Miscellaneous	4,202
Total expenses before reductions	2,755,448
Expense reductions	(35,633)	2,719,815
Net investment income (loss)		1,569,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,918,054
Fidelity Central Funds	723
Foreign currency transactions	7,206
Total net realized gain (loss)		15,925,983
Change in net unrealized appreciation (depreciation) on: Investment securities	53,078,403
Assets and liabilities in foreign currencies	240
Total change in net unrealized appreciation (depreciation)		53,078,643
Net gain (loss)		69,004,626
Net increase (decrease) in net assets resulting from operations		$70,573,659

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,569,033	$1,145,020
Net realized gain (loss)	15,925,983	30,519,699
Change in net unrealized appreciation (depreciation)	53,078,643	(74,887,574)
Net increase (decrease) in net assets resulting from operations	70,573,659	(43,222,855)
Distributions to shareholders from net investment income	(1,185,421)	(1,079,296)
Distributions to shareholders from net realized gain	(1,110,453)	(32,093,843)
Total distributions	(2,295,874)	(33,173,139)
Share transactions
Proceeds from sales of shares	189,705,911	137,284,032
Reinvestment of distributions	2,204,136	31,915,068
Cost of shares redeemed	(191,690,596)	(483,119,513)
Net increase (decrease) in net assets resulting from share transactions	219,451	(313,920,413)
Redemption fees	15,263	21,121
Total increase (decrease) in net assets	68,512,499	(390,295,286)
Net Assets
Beginning of period	325,630,145	715,925,431
End of period	$394,142,644	$325,630,145
Other Information
Undistributed net investment income end of period	$335,489	$–
Shares
Sold	2,678,190	1,988,815
Issued in reinvestment of distributions	29,373	510,043
Redeemed	(2,897,377)	(6,920,418)
Net increase (decrease)	(189,814)	(4,421,560)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Air Transportation Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$60.60	$73.09	$61.02	$43.97	$38.12
Income from Investment Operations
Net investment income (loss)B	.32	.18	.20C	.12	.21D
Net realized and unrealized gain (loss)	15.61	(6.82)	13.09	18.28	6.44
Total from investment operations	15.93	(6.64)	13.29	18.40	6.65
Distributions from net investment income	(.25)	(.17)	(.08)	(.06)	(.15)
Distributions from net realized gain	(.24)	(5.68)	(1.14)	(1.30)	(.66)
Total distributions	(.49)	(5.85)	(1.23)E	(1.36)	(.80)F
Redemption fees added to paid in capitalB	–G	–G	.01	.01	–G
Net asset value, end of period	$76.04	$60.60	$73.09	$61.02	$43.97
Total ReturnH	26.30%	(9.24)%	21.93%	42.26%	17.62%
Ratios to Average Net AssetsI,J
Expenses before reductions	.85%	.83%	.83%	.87%	.94%
Expenses net of fee waivers, if any	.85%	.83%	.83%	.87%	.94%
Expenses net of all reductions	.84%	.82%	.83%	.86%	.92%
Net investment income (loss)	.48%	.27%	.30%C	.22%	.54%D
Supplemental Data
Net assets, end of period (000 omitted)	$394,143	$325,630	$715,925	$350,960	$90,837
Portfolio turnover rateK	106%	97%	65%L	125%	74%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

 E Total distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in kind.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	34.36%	15.46%	9.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,176	Defense and Aerospace Portfolio
$20,834	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Jonathan Siegmann:  For the year, the fund returned 34.36%, considerably trailing the 40.11% gain of the MSCI U.S. IMI Aerospace & Defense 25/50 Index, but outpacing the S&P 500®. Versus the MSCI industry index, unfavorable stock picking detracted from performance. A modest cash position also weighed on relative performance in a surging market. Our sizable underweighting in major index component Boeing had by far the most negative impact on the fund’s relative result. Following the November election, air traffic increased and the U.S. economy’s leading indicators strengthened, easing concerns about a downturn in the aerospace cycle. Elsewhere, five of the fund’s 10 biggest relative detractors were strong-performing small-cap or low-end mid-cap index names – primarily exposed to the defense industry – that we didn’t own or significantly underweighted. These included Kratos Defense & Security Solutions, DigitalGlobe, American Science & Engineering, KEYW Holding and Mercury Systems, which posted returns ranging from 59% to 147%. I’ll also mention defense giant Northrop Grumman, the fund’s largest overweighting at period end. Northrop returned “only” 30% this period, thus detracting from relative results despite strong absolute performance. Conversely, small positions in several out-of-index groups modestly aided results. At the stock level, our top contributor was an underweighting in Lockheed Martin that roughly corresponded to our overweighting in Northrop Grumman. Other relative contributors included meaningful overweightings in shipbuilders Huntington Ingalls Industries and General Dynamics, and in Engility Holdings, a personnel-outsourcing provider for the U.S. military and intelligence agencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Northrop Grumman Corp.	10.7	8.8
General Dynamics Corp.	9.7	8.4
United Technologies Corp.	9.4	12.9
The Boeing Co.	6.6	6.8
Rockwell Collins, Inc.	5.5	4.4
TransDigm Group, Inc.	5.0	6.0
Huntington Ingalls Industries, Inc.	4.6	4.6
Raytheon Co.	4.4	4.4
Lockheed Martin Corp.	3.7	5.2
Orbital ATK, Inc.	3.4	3.1
	63.0

Top Industries (% of fund's net assets)

As of February 28, 2017
Aerospace & Defense	92.4%
IT Services	1.5%
Trading Companies & Distributors	0.6%
Industrial Conglomerates	0.5%
Containers & Packaging	0.4%
All Others*	4.6%

As of August 31, 2016
Aerospace & Defense	95.9%
Trading Companies & Distributors	0.8%
IT Services	0.5%
All Others*	2.8%

* Includes short-term investments and net other assets (liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Defense and Aerospace Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Aerospace & Defense - 91.9%
Aerospace & Defense - 91.9%
AeroVironment, Inc. (a)	136,100	$3,677,422
Airbus Group NV	142,300	10,455,701
Arconic, Inc.	581,900	16,752,901
Astronics Corp. (a)	546,120	18,300,481
Astronics Corp. Class B	113,234	3,876,000
BAE Systems PLC	3,050,800	23,883,327
BE Aerospace, Inc.	208,331	13,249,852
BWX Technologies, Inc.	285,901	13,277,242
Elbit Systems Ltd.	260,900	30,786,200
Elbit Systems Ltd. (Israel)	24,000	2,837,682
Engility Holdings, Inc. (a)	935,334	29,285,308
General Dynamics Corp.	819,500	155,549,295
HEICO Corp.	369,247	30,333,641
HEICO Corp. Class A	491,599	34,878,949
Hexcel Corp.	963,000	52,945,740
Huntington Ingalls Industries, Inc.	334,074	72,995,169
KEYW Holding Corp. (a)	213,054	2,113,496
L3 Technologies, Inc.	31,020	5,221,286
Lockheed Martin Corp.	219,015	58,385,019
Mercury Systems, Inc. (a)	141,793	5,297,386
Moog, Inc. Class A (a)	468,477	31,659,676
Northrop Grumman Corp.	691,000	170,739,187
Orbital ATK, Inc.	588,080	54,350,354
Raytheon Co.	457,906	70,586,210
Rockwell Collins, Inc.	915,967	87,557,286
Sparton Corp. (a)	230,267	5,339,892
Spirit AeroSystems Holdings, Inc. Class A	295,750	18,221,158
Taser International, Inc. (a)(b)	666,603	17,111,699
Teledyne Technologies, Inc. (a)	396,526	52,107,482
Textron, Inc.	906,531	42,878,916
The Boeing Co.	587,419	105,870,526
TransDigm Group, Inc.	317,183	80,627,919
United Technologies Corp.	1,337,501	150,535,738
		1,471,688,140
Construction & Engineering - 0.1%
Construction & Engineering - 0.1%
KBR, Inc.	167,700	2,523,885
Containers & Packaging - 0.4%
Metal & Glass Containers - 0.4%
Ball Corp.	79,200	5,823,576
Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
Iridium Communications, Inc. (a)	311,800	2,712,660
Industrial Conglomerates - 0.5%
Industrial Conglomerates - 0.5%
Honeywell International, Inc.	62,300	7,756,350
IT Services - 1.5%
IT Consulting & Other Services - 1.5%
CSRA, Inc.	355,300	10,595,046
Leidos Holdings, Inc.	267,130	14,238,029
		24,833,075
Trading Companies & Distributors - 0.6%
Trading Companies & Distributors - 0.6%
Air Lease Corp. Class A	259,200	10,090,656
TOTAL COMMON STOCKS
(Cost $1,086,716,398)		1,525,428,342

Nonconvertible Preferred Stocks - 0.5%
Aerospace & Defense - 0.5%
Aerospace & Defense - 0.5%
Embraer SA sponsored ADR
(Cost $6,223,262)	320,200	7,393,418

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 0.60% (c)	71,033,677	71,047,884
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	14,120,926	14,123,751
TOTAL MONEY MARKET FUNDS
(Cost $85,166,533)		85,171,635
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,178,106,193)		1,617,993,395
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(16,525,596)
NET ASSETS - 100%		$1,601,467,799

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$177,769
Fidelity Securities Lending Cash Central Fund	11,857
Total	$189,626

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,525,428,342	$1,491,089,314	$34,339,028	$--
Nonconvertible Preferred Stocks	7,393,418	7,393,418	--	--
Money Market Funds	85,171,635	85,171,635	--	--
Total Investments in Securities:	$1,617,993,395	$1,583,654,367	$34,339,028	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $13,553,760) — See accompanying schedule: Unaffiliated issuers (cost $1,092,939,660)	$1,532,821,760
Fidelity Central Funds (cost $85,166,533)	85,171,635
Total Investments (cost $1,178,106,193)		$1,617,993,395
Receivable for investments sold		8,665,379
Receivable for fund shares sold		19,818,697
Dividends receivable		2,431,815
Distributions receivable from Fidelity Central Funds		28,081
Prepaid expenses		3,690
Other receivables		48,386
Total assets		1,648,989,443
Liabilities
Payable for investments purchased	$31,250,966
Payable for fund shares redeemed	1,111,108
Accrued management fee	690,578
Other affiliated payables	264,491
Other payables and accrued expenses	80,501
Collateral on securities loaned	14,124,000
Total liabilities		47,521,644
Net Assets		$1,601,467,799
Net Assets consist of:
Paid in capital		$1,150,831,269
Undistributed net investment income		1,273,925
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,475,403
Net unrealized appreciation (depreciation) on investments		439,887,202
Net Assets, for 11,576,850 shares outstanding		$1,601,467,799
Net Asset Value, offering price and redemption price per share ($1,601,467,799 ÷ 11,576,850 shares)		$138.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$15,827,292
Special dividends		4,411,673
Income from Fidelity Central Funds		189,626
Total income		20,428,591
Expenses
Management fee	$6,187,210
Transfer agent fees	2,106,910
Accounting and security lending fees	368,311
Custodian fees and expenses	17,395
Independent trustees' fees and expenses	23,891
Registration fees	92,236
Audit	42,598
Legal	13,410
Miscellaneous	12,739
Total expenses before reductions	8,864,700
Expense reductions	(33,038)	8,831,662
Net investment income (loss)		11,596,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,001,868
Fidelity Central Funds	250
Foreign currency transactions	(680)
Total net realized gain (loss)		64,001,438
Change in net unrealized appreciation (depreciation) on: Investment securities	254,945,455
Assets and liabilities in foreign currencies	1,089
Total change in net unrealized appreciation (depreciation)		254,946,544
Net gain (loss)		318,947,982
Net increase (decrease) in net assets resulting from operations		$330,544,911

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,596,929	$8,362,532
Net realized gain (loss)	64,001,438	23,092,585
Change in net unrealized appreciation (depreciation)	254,946,544	(146,985,736)
Net increase (decrease) in net assets resulting from operations	330,544,911	(115,530,619)
Distributions to shareholders from net investment income	(11,758,000)	(7,997,911)
Distributions to shareholders from net realized gain	(53,922,271)	(49,261,334)
Total distributions	(65,680,271)	(57,259,245)
Share transactions
Proceeds from sales of shares	698,805,364	357,700,834
Reinvestment of distributions	62,788,633	54,856,943
Cost of shares redeemed	(310,408,871)	(302,562,366)
Net increase (decrease) in net assets resulting from share transactions	451,185,126	109,995,411
Redemption fees	19,875	36,853
Total increase (decrease) in net assets	716,069,641	(62,757,600)
Net Assets
Beginning of period	885,398,158	948,155,758
End of period	$1,601,467,799	$885,398,158
Other Information
Undistributed net investment income end of period	$1,273,925	$2,013,132
Shares
Sold	5,346,927	2,974,606
Issued in reinvestment of distributions	492,405	455,738
Redeemed	(2,454,187)	(2,590,571)
Net increase (decrease)	3,385,145	839,773

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Defense and Aerospace Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$108.08	$128.97	$122.55	$91.73	$86.02
Income from Investment Operations
Net investment income (loss)B	1.28C	1.08	1.06D	.77	1.17E
Net realized and unrealized gain (loss)	35.26	(14.72)	13.14	36.34	5.94
Total from investment operations	36.54	(13.64)	14.20	37.11	7.11
Distributions from net investment income	(1.15)	(1.01)	(.97)	(.64)	(1.21)
Distributions from net realized gain	(5.14)	(6.24)	(6.81)	(5.65)	(.19)
Total distributions	(6.29)	(7.25)	(7.78)	(6.29)	(1.40)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$138.33	$108.08	$128.97	$122.55	$91.73
Total ReturnG	34.36%	(11.08)%	12.53%	40.85%	8.37%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.80%	.79%	.81%	.84%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.81%	.84%
Expenses net of all reductions	.79%	.79%	.79%	.81%	.83%
Net investment income (loss)	1.03%C	.92%	.90%D	.70%	1.39%E
Supplemental Data
Net assets, end of period (000 omitted)	$1,601,468	$885,398	$948,156	$1,023,393	$606,859
Portfolio turnover rateJ	24%	52%	20%	48%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.49 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.66 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	33.02%	12.08%	5.67%

 Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,354	Environment and Alternative Energy Portfolio
$20,834	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund returned 33.02%, beating the 27.06% gain of the FTSE® Environmental Opportunities & Alternative Energy Index and the broader market S&P 500. Security selection in the energy-efficiency group gave a particularly strong boost to relative performance, as higher U.S. oil prices shortened the payback period for investing in these types of products. Individual contributors included Innospec, a small-cap company that makes chemical additives to enhance fuel efficiency as well as non-sulfate products that go into personal care products; EnerSys, a manufacturer of large rechargeable batteries for industrial equipment; and A.O. Smith, which makes energy-efficient water heaters and air conditioning systems. EnerSys was not in the fund at period end. By contrast, a modest cash position detracted from relative results. Individual disappointments included U.K.-based Delphi Automotive, which makes auto parts that enhance the fuel efficiency of cars. Concerns that auto sales might slow in Europe and the U.S. hampered its return. An overweighting in Austria-based engineering company Andritz, one of our largest holdings at period end, also disappointed, largely because, as a non-U.S. company, it wasn’t fully exposed to the new administration’s plans for increased infrastructure spending.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
3M Co.	10.5	2.5
Honeywell International, Inc.	8.1	12.0
Deere & Co.	4.3	5.6
Ingersoll-Rand PLC	3.6	2.5
Iberdrola SA	3.4	3.5
Andritz AG	3.1	3.6
Cummins, Inc.	2.5	4.4
Danaher Corp.	2.5	0.0
IDACORP, Inc.	2.4	2.4
Crane Co.	2.2	2.5
	42.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Energy Efficiency	30.4%
Renewable & Alternative Energy	23.8%
Environmental Support Services	12.7%
Food Agriculture & Forestry	11.3%
Pollution Control	5.5%
All Others*	16.3%

As of August 31, 2016
Energy Efficiency	50.5%
Renewable & Alternative Energy	14.1%
Food Agriculture & Forestry	10.3%
Pollution Control	8.3%
Environmental Support Services	6.1%
All Others*	10.7%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Environment and Alternative Energy Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Energy Efficiency - 30.4%
Buildings Energy Efficiency - 12.9%
A.O. Smith Corp.	29,642	$1,492,771
Apogee Enterprises, Inc.	32,040	1,832,047
Carlisle Companies, Inc.	22,165	2,289,645
Comfort Systems U.S.A., Inc.	38,270	1,460,001
Ingersoll-Rand PLC	61,460	4,877,466
Lennox International, Inc.	16,511	2,718,041
Owens Corning	49,540	2,897,595
		17,567,566
Diversified Energy Efficiency - 8.1%
Honeywell International, Inc.	89,367	11,126,192
Industrial Energy Efficiency - 5.8%
EMCOR Group, Inc.	25,318	1,556,551
Regal Beloit Corp.	25,584	1,904,729
Rockwell Automation, Inc.	12,459	1,882,555
VMware, Inc. Class A (a)(b)	29,373	2,640,339
		7,984,174
Transport Energy Efficiency - 3.6%
Delphi Automotive PLC	14,510	1,104,646
Hexcel Corp.	39,600	2,177,208
Innospec, Inc.	25,677	1,676,708
		4,958,562

TOTAL ENERGY EFFICIENCY		41,636,494

Environmental Support Services - 12.7%
Diversified Environmental - 12.7%
3M Co.	77,242	14,394,042
MKS Instruments, Inc.	21,883	1,435,525
Parker Hannifin Corp.	11,096	1,718,105
		17,547,672
Food Agriculture & Forestry - 11.3%
Logistics, Food Safety and Packing - 5.2%
Bemis Co., Inc.	36,130	1,790,964
Bunge Ltd.	33,940	2,777,989
Sealed Air Corp.	56,700	2,635,416
		7,204,369
Sustainable and Efficient Agriculture - 6.1%
Deere & Co.	54,088	5,922,095
Whole Foods Market, Inc.	80,040	2,454,827
		8,376,922

TOTAL FOOD AGRICULTURE & FORESTRY		15,581,291

Miscellaneous Environmental - 4.0%
Other Environmental - 4.0%
Alphabet, Inc. Class C (b)	1,650	1,358,297
Apple, Inc.	10,240	1,402,778
IBM Corp.	7,645	1,374,724
Johnson & Johnson	11,510	1,406,637
		5,542,436
Pollution Control - 5.5%
Environmental Testing and Gas Sensing- 1.7%
PerkinElmer, Inc.	43,430	2,356,512
Pollution Control Solutions - 3.8%
Cummins, Inc.	23,402	3,474,963
Tenneco, Inc.	27,748	1,784,474
		5,259,437

TOTAL POLLUTION CONTROL		7,615,949

Renewable & Alternative Energy - 23.8%
Biofuels - 0.8%
Cosan SA Industria e Comercio	80,410	1,018,920
Other Renewables Equipment - 3.1%
Andritz AG	82,252	4,296,763
Renewable Energy Developers and Independent Power Producers - 16.9%
China Power Intl Development Ltd.	1,012,910	392,747
Electric Power Development Co. Ltd.	20,680	485,776
Empresa Nacional de Electricidad SA	464,430	315,689
Enel Chile Sa	4,530,752	466,136
Energias de Portugal SA	256,400	792,888
Enersis SA	2,651,210	515,723
Enersis SA sponsored	193,540	1,887,015
ENGIE Brasil Energia SA	198,410	2,330,169
Graphic Packaging Holding Co.	197,970	2,642,900
Grupo Acciona SA	17,280	1,293,716
Hollysys Automation Technologies Ltd.	56,441	985,460
Iberdrola SA	703,412	4,675,351
IDACORP, Inc.	39,134	3,245,383
NHPC Ltd. (b)	944,530	431,745
PNOC Energy Development Corp.	3,345,500	392,887
Portland General Electric Co.	55,891	2,533,539
		23,387,124
Solar Energy Generation Equipment - 0.9%
Advanced Energy Industries, Inc. (b)	18,750	1,164,375
Wind Power Generation Equipment - 2.1%
China High Speed Transmission Equipment Group Co. Ltd.	476,570	580,756
Nordex Se (b)	9,820	144,502
Vestas Wind Systems A/S	29,760	2,207,555
		2,932,813

TOTAL RENEWABLE & ALTERNATIVE ENERGY		32,799,995

Waste Management & Technologies - 3.8%
Hazardous Waste Management - 1.4%
Stericycle, Inc. (b)	22,390	1,855,683
Recycling and Value Added Waste Processing - 2.4%
Copart, Inc. (b)	33,114	1,958,362
Interface, Inc.	73,653	1,392,042
		3,350,404

TOTAL WASTE MANAGEMENT & TECHNOLOGIES		5,206,087

Water Infrastructure & Technologies - 4.7%
Diversified Water Infrastructure and Technology - 2.5%
Danaher Corp.	39,920	3,415,156
Water Infrastructure - 2.2%
Crane Co.	42,197	3,050,421

TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		6,465,577

TOTAL COMMON STOCKS
(Cost $114,316,937)		132,395,501

Cash Equivalents - 5.8%
Fidelity Cash Central Fund, 0.60% (c)	5,958,143	5,959,335
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	2,034,593	2,035,000
TOTAL CASH EQUIVALENTS
(Cost $7,993,729)		7,994,335
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $122,310,666)		140,389,836
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(2,716,319)
NET ASSETS - 100%		$137,673,517

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,610
Fidelity Securities Lending Cash Central Fund	40,267
Total	$56,877

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$132,395,501	$129,046,412	$3,349,089	$--
Money Market Funds	7,994,335	7,994,335	--	--
Total Investments in Securities:	$140,389,836	$137,040,747	$3,349,089	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$2,821,069

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.8%
Spain	4.3%
Ireland	3.6%
Austria	3.1%
Brazil	2.5%
Chile	2.3%
Bermuda	2.0%
Denmark	1.6%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $1,977,580) — See accompanying schedule: Unaffiliated issuers (cost $114,316,937)	$132,395,501
Fidelity Central Funds (cost $7,993,729)	7,994,335
Total Investments (cost $122,310,666)		$140,389,836
Foreign currency held at value (cost $68,340)		68,340
Receivable for investments sold		136,255
Receivable for fund shares sold		1,664,417
Dividends receivable		267,027
Distributions receivable from Fidelity Central Funds		5,821
Prepaid expenses		318
Other receivables		598
Total assets		142,532,612
Liabilities
Payable for investments purchased	$2,530,829
Payable for fund shares redeemed	150,261
Accrued management fee	60,691
Other affiliated payables	27,865
Other payables and accrued expenses	54,449
Collateral on securities loaned	2,035,000
Total liabilities		4,859,095
Net Assets		$137,673,517
Net Assets consist of:
Paid in capital		$115,055,429
Undistributed net investment income		279,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,274,138
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,064,393
Net Assets, for 5,763,094 shares outstanding		$137,673,517
Net Asset Value, offering price and redemption price per share ($137,673,517 ÷ 5,763,094 shares)		$23.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$1,798,492
Income from Fidelity Central Funds		56,877
Total income		1,855,369
Expenses
Management fee	$544,231
Transfer agent fees	239,357
Accounting and security lending fees	39,337
Custodian fees and expenses	24,926
Independent trustees' fees and expenses	2,116
Registration fees	25,468
Audit	47,991
Legal	2,966
Miscellaneous	1,163
Total expenses before reductions	927,555
Expense reductions	(2,774)	924,781
Net investment income (loss)		930,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,958,111
Fidelity Central Funds	(154)
Foreign currency transactions	(2,299)
Total net realized gain (loss)		5,955,658
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $12,300)	21,442,772
Assets and liabilities in foreign currencies	(937)
Total change in net unrealized appreciation (depreciation)		21,441,835
Net gain (loss)		27,397,493
Net increase (decrease) in net assets resulting from operations		$28,328,081

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$930,588	$688,889
Net realized gain (loss)	5,955,658	(781,724)
Change in net unrealized appreciation (depreciation)	21,441,835	(8,882,304)
Net increase (decrease) in net assets resulting from operations	28,328,081	(8,975,139)
Distributions to shareholders from net investment income	(790,016)	(533,726)
Distributions to shareholders from net realized gain	(676,548)	(1,831,107)
Total distributions	(1,466,564)	(2,364,833)
Share transactions
Proceeds from sales of shares	66,656,121	12,805,231
Reinvestment of distributions	1,399,954	2,254,180
Cost of shares redeemed	(30,686,349)	(18,861,388)
Net increase (decrease) in net assets resulting from share transactions	37,369,726	(3,801,977)
Redemption fees	10,066	1,482
Total increase (decrease) in net assets	64,241,309	(15,140,467)
Net Assets
Beginning of period	73,432,208	88,572,675
End of period	$137,673,517	$73,432,208
Other Information
Undistributed net investment income end of period	$279,557	$155,477
Shares
Sold	3,101,751	657,036
Issued in reinvestment of distributions	64,231	111,117
Redeemed	(1,437,873)	(963,138)
Net increase (decrease)	1,728,109	(194,985)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Environment and Alternative Energy Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$20.94	$23.36	$18.12	$16.32
Income from Investment Operations
Net investment income (loss)B	.20	.17	.16	.14	.18
Net realized and unrealized gain (loss)	5.78	(2.34)	.31	5.27	1.77
Total from investment operations	5.98	(2.17)	.47	5.41	1.95
Distributions from net investment income	(.16)	(.13)	(.14)	(.17)	(.15)
Distributions from net realized gain	(.13)	(.44)	(2.75)	–	–
Total distributions	(.29)	(.57)	(2.89)	(.17)	(.15)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$23.89	$18.20	$20.94	$23.36	$18.12
Total ReturnD	33.02%	(10.63)%	2.19%	29.97%	12.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.95%	.92%	.97%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.92%	.97%	.99%
Expenses net of all reductions	.94%	.95%	.92%	.97%	.97%
Net investment income (loss)	.94%	.86%	.71%	.70%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$137,674	$73,432	$88,573	$102,869	$82,018
Portfolio turnover rateG	82%	20%	160%	28%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	21.11%	10.45%	7.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,345	Industrial Equipment Portfolio
$20,834	S&P 500® Index

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Co-Portfolio Manager Janet Glazer:  For the year, the fund returned 21.11%, considerably behind the 29.78% gain of the MSCI U.S. IMI Capital Goods 25/50 Index and also trailing the S&P 500®. Versus the MSCI industry index, stock selection was the primary negative factor, especially in the industrial machinery group. Positioning in aerospace & defense also hampered relative results. An overweighting in industrial machinery holding Flowserve proved to be the fund’s largest relative detractor. The company designs, manufactures and markets flow-control products and systems for a variety of markets worldwide. Unfortunately, the fund didn’t own the stock when we took over in April, and by the time we began buying it in June, it was near what turned out to be Flowserve’s high for the period. Also within industrial machinery, overweighting Pentair proved relatively unrewarding. Overweighted exposure to electrical components & equipment provider Acuity Brands further detracted. Additionally, early-cycle favorites such as heavy-equipment manufacturer Caterpillar and heavy-duty truck-engine maker Cummins – both of which I underweighted – delivered above-index performance and therefore hurt our relative results. Conversely, overweighting trading companies & distributors and underweighting industrial conglomerates added a little value. At the stock level, our largest relative contributor was an underweighted position in lagging index heavyweight General Electric. Another positive was water-technology provider Xylem, an overweighted position we established in April that returned about 20% over the reporting period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrial Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	11.6	14.3
AMETEK, Inc.	5.8	4.0
Flowserve Corp.	5.8	3.7
Parker Hannifin Corp.	5.3	2.8
Honeywell International, Inc.	5.2	6.2
HD Supply Holdings, Inc.	5.1	3.0
The Boeing Co.	4.8	1.9
General Dynamics Corp.	4.7	3.7
Pentair PLC	3.4	5.5
Acuity Brands, Inc.	3.4	0.3
	55.1

Top Industries (% of fund's net assets)

As of February 28, 2017
Machinery	30.9%
Aerospace & Defense	22.3%
Industrial Conglomerates	20.2%
Electrical Equipment	14.3%
Trading Companies & Distributors	8.3%
All Others*	4.0%

As of August 31, 2016
Aerospace & Defense	27.9%
Machinery	27.8%
Industrial Conglomerates	22.4%
Electrical Equipment	11.9%
Trading Companies & Distributors	4.1%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Industrial Equipment Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Aerospace & Defense - 22.3%
Aerospace & Defense - 22.3%
Astronics Corp. (a)	8,412	$281,886
Elbit Systems Ltd.	5,300	625,400
General Dynamics Corp.	45,600	8,655,336
HEICO Corp. Class A	21,200	1,504,140
Hexcel Corp.	35,300	1,940,794
Huntington Ingalls Industries, Inc.	7,100	1,551,350
Lockheed Martin Corp.	8,000	2,132,640
Northrop Grumman Corp.	24,300	6,004,287
Raytheon Co.	27,400	4,223,710
The Boeing Co.	49,100	8,849,293
TransDigm Group, Inc.	5,400	1,372,680
United Technologies Corp.	37,600	4,231,880
		41,373,396
Chemicals - 0.0%
Diversified Chemicals - 0.0%
AdvanSix, Inc. (a)	1	27
Commercial Services & Supplies - 1.7%
Environmental & Facility Services - 1.7%
Team, Inc. (a)	89,494	3,074,119
Construction & Engineering - 1.4%
Construction & Engineering - 1.4%
AECOM (a)	34,493	1,253,821
Dycom Industries, Inc. (a)	8,900	731,402
KBR, Inc.	42,600	641,130
		2,626,353
Electrical Equipment - 14.3%
Electrical Components & Equipment - 14.3%
Acuity Brands, Inc.	29,600	6,254,480
AMETEK, Inc.	200,900	10,842,573
Eaton Corp. PLC	74,600	5,369,708
Fortive Corp.	69,600	4,012,440
		26,479,201
Industrial Conglomerates - 20.2%
Industrial Conglomerates - 20.2%
3M Co.	16,500	3,074,775
General Electric Co.	723,455	21,566,193
Honeywell International, Inc.	77,300	9,623,850
Roper Technologies, Inc.	14,800	3,096,160
		37,360,978
Machinery - 30.9%
Agricultural & Farm Machinery - 2.7%
AGCO Corp.	7,163	436,370
Deere & Co.	41,300	4,521,937
		4,958,307
Construction Machinery & Heavy Trucks - 7.6%
Allison Transmission Holdings, Inc.	500	17,990
Caterpillar, Inc.	51,500	4,977,990
Cummins, Inc.	22,400	3,326,176
PACCAR, Inc.	14,000	935,340
Wabtec Corp. (b)	60,800	4,871,296
		14,128,792
Industrial Machinery - 20.6%
Flowserve Corp.	233,008	10,823,222
IDEX Corp.	34,600	3,189,774
Parker Hannifin Corp.	63,100	9,770,404
Pentair PLC	108,815	6,317,799
Rexnord Corp. (a)	204,414	4,531,858
SPX Flow, Inc. (a)	19,400	659,600
Xylem, Inc.	58,100	2,795,772
		38,088,429

TOTAL MACHINERY		57,175,528

Trading Companies & Distributors - 8.3%
Trading Companies & Distributors - 8.3%
HD Supply Holdings, Inc. (a)	221,600	9,528,800
MRC Global, Inc. (a)	221,500	4,476,515
United Rentals, Inc. (a)	8,700	1,113,861
Univar, Inc. (a)	8,950	288,190
		15,407,366
TOTAL COMMON STOCKS
(Cost $158,104,617)		183,496,968

Money Market Funds - 1.6%
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)
(Cost $3,036,925)	3,036,318	3,036,925
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $161,141,542)		186,533,893
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,378,141)
NET ASSETS - 100%		$185,155,752

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,548
Fidelity Securities Lending Cash Central Fund	14,762
Total	$28,310

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $2,940,404) — See accompanying schedule: Unaffiliated issuers (cost $158,104,617)	$183,496,968
Fidelity Central Funds (cost $3,036,925)	3,036,925
Total Investments (cost $161,141,542)		$186,533,893
Receivable for investments sold		3,609,061
Receivable for fund shares sold		207,167
Dividends receivable		444,684
Distributions receivable from Fidelity Central Funds		707
Prepaid expenses		712
Other receivables		989
Total assets		190,797,213
Liabilities
Payable to custodian bank	$310,214
Payable for investments purchased	1,585,161
Payable for fund shares redeemed	543,587
Accrued management fee	86,076
Other affiliated payables	36,038
Other payables and accrued expenses	43,460
Collateral on securities loaned	3,036,925
Total liabilities		5,641,461
Net Assets		$185,155,752
Net Assets consist of:
Paid in capital		$153,714,585
Undistributed net investment income		362,649
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,686,167
Net unrealized appreciation (depreciation) on investments		25,392,351
Net Assets, for 4,559,408 shares outstanding		$185,155,752
Net Asset Value, offering price and redemption price per share ($185,155,752 ÷ 4,559,408 shares)		$40.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$3,314,488
Income from Fidelity Central Funds		28,310
Total income		3,342,798
Expenses
Management fee	$1,036,018
Transfer agent fees	356,186
Accounting and security lending fees	73,998
Custodian fees and expenses	17,110
Independent trustees' fees and expenses	4,096
Registration fees	25,270
Audit	54,539
Legal	3,037
Interest	584
Miscellaneous	2,183
Total expenses before reductions	1,573,021
Expense reductions	(6,474)	1,566,547
Net investment income (loss)		1,776,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,033,138
Fidelity Central Funds	545
Foreign currency transactions	(2,667)
Total net realized gain (loss)		18,031,016
Change in net unrealized appreciation (depreciation) on: Investment securities	14,711,560
Assets and liabilities in foreign currencies	3,018
Total change in net unrealized appreciation (depreciation)		14,714,578
Net gain (loss)		32,745,594
Net increase (decrease) in net assets resulting from operations		$34,521,845

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,776,251	$1,419,020
Net realized gain (loss)	18,031,016	26,572,923
Change in net unrealized appreciation (depreciation)	14,714,578	(34,442,394)
Net increase (decrease) in net assets resulting from operations	34,521,845	(6,450,451)
Distributions to shareholders from net investment income	(1,294,923)	(940,848)
Distributions to shareholders from net realized gain	(8,371,263)	(10,329,487)
Total distributions	(9,666,186)	(11,270,335)
Share transactions
Proceeds from sales of shares	66,086,044	73,896,865
Reinvestment of distributions	9,433,524	11,068,825
Cost of shares redeemed	(72,725,165)	(138,056,936)
Net increase (decrease) in net assets resulting from share transactions	2,794,403	(53,091,246)
Redemption fees	4,026	2,786
Total increase (decrease) in net assets	27,654,088	(70,809,246)
Net Assets
Beginning of period	157,501,664	228,310,910
End of period	$185,155,752	$157,501,664
Other Information
Undistributed net investment income end of period	$362,649	$–
Shares
Sold	1,702,493	2,015,473
Issued in reinvestment of distributions	240,651	297,026
Redeemed	(1,851,754)	(3,719,909)
Net increase (decrease)	91,390	(1,407,410)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Industrial Equipment Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$35.25	$38.86	$46.03	$39.59	$36.37
Income from Investment Operations
Net investment income (loss)B	.37	.33	.32	.37	.45
Net realized and unrealized gain (loss)	7.00	(1.87)	.75	9.19	3.22
Total from investment operations	7.37	(1.54)	1.07	9.56	3.67
Distributions from net investment income	(.27)	(.19)	(.36)	(.32)	(.45)
Distributions from net realized gain	(1.74)	(1.88)	(7.88)	(2.80)	–
Total distributions	(2.01)	(2.07)	(8.24)	(3.12)	(.45)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$40.61	$35.25	$38.86	$46.03	$39.59
Total ReturnD	21.11%	(4.20)%	3.36%	24.37%	10.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.83%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.83%	.83%	.77%	.78%	.82%
Expenses net of all reductions	.83%	.82%	.77%	.78%	.81%
Net investment income (loss)	.94%	.90%	.76%	.87%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$185,156	$157,502	$228,311	$425,386	$369,951
Portfolio turnover rateG	166%	72%H	53%	100%	69%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	25.18%	13.04%	9.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,219	Industrials Portfolio
$20,834	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Tobias Welo:  For the year, the fund returned 25.18%, trailing the 29.90% gain of the MSCI U.S. IMI Industrials 25/50 Index but edging the broader-market S&P 500®. Versus the MSCI sector index, stock selection in aerospace & defense and industrial machinery weighed on results, as did a modest cash position in a strong up market. In aerospace & defense, most of the damage came from avoiding commercial aircraft maker Boeing, the fund’s largest individual relative detractor this period. The Republican presidential victory lifted hopes that the aerospace cycle might be extended and pushed Boeing shares to a 58% return for the year. Rail carrier Union Pacific was another strong-performing index name we didn’t own that hampered relative results. Additionally, large overweightings in the lagging shares of West, a provider of the technology enabling telephone conference calls, and Ametek, a maker of electronic instruments and motors, also detracted. Conversely, positioning in trading companies & distributors, air freight & logistics, and airlines was helpful. In the second group, avoiding the shares of United Parcel Service – the fund’s top relative contributor – paid off, as this index name advanced 13%, well behind the MSCI index. Overweighting instrumentation maker Teledyne Technologies also was timely, as were larger-than-index stakes in chemicals distributor Univar and construction materials and equipment distributor HD Supply Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	10.4	12.8
Honeywell International, Inc.	4.8	6.1
United Technologies Corp.	4.8	5.6
General Dynamics Corp.	4.3	4.8
Northrop Grumman Corp.	3.7	3.6
Caterpillar, Inc.	3.6	3.3
J.B. Hunt Transport Services, Inc.	3.2	3.8
Southwest Airlines Co.	2.9	2.7
AECOM	2.9	3.9
Norfolk Southern Corp.	2.7	0.0
	43.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Aerospace & Defense	21.2%
Machinery	17.6%
Industrial Conglomerates	16.5%
Road & Rail	9.4%
Electrical Equipment	7.9%
All Others*	27.4%

As of August 31, 2016
Aerospace & Defense	32.0%
Machinery	15.4%
Industrial Conglomerates	14.0%
Electrical Equipment	10.8%
Road & Rail	4.8%
All Others*	23.0%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Industrials Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Aerospace & Defense - 21.2%
Aerospace & Defense - 21.2%
Astronics Corp. (a)	87,817	$2,942,748
Astronics Corp. Class B	8,732	298,896
Elbit Systems Ltd.	22,700	2,678,600
General Dynamics Corp.	230,497	43,750,636
Hexcel Corp.	265,000	14,569,700
Huntington Ingalls Industries, Inc.	41,600	9,089,600
Northrop Grumman Corp.	149,300	36,890,537
Raytheon Co.	123,900	19,099,185
Rockwell Collins, Inc.	51,600	4,932,444
Teledyne Technologies, Inc. (a)	123,221	16,192,472
TransDigm Group, Inc.	59,800	15,201,160
United Technologies Corp.	425,271	47,864,251
		213,510,229
Airlines - 3.8%
Airlines - 3.8%
JetBlue Airways Corp. (a)	240,700	4,804,372
Southwest Airlines Co.	504,000	29,131,200
Spirit Airlines, Inc. (a)	73,300	3,826,993
		37,762,565
Building Products - 3.3%
Building Products - 3.3%
A.O. Smith Corp.	228,078	11,486,008
Fortune Brands Home & Security, Inc.	229,600	13,277,768
Masco Corp.	261,300	8,826,714
		33,590,490
Commercial Services & Supplies - 5.0%
Diversified Support Services - 2.1%
Cintas Corp.	75,800	8,945,158
KAR Auction Services, Inc.	266,400	11,940,048
		20,885,206
Environmental & Facility Services - 1.6%
Stericycle, Inc. (a)	88,400	7,326,592
Team, Inc. (a)	266,700	9,161,145
		16,487,737
Office Services & Supplies - 1.3%
West Corp.	553,705	13,239,087

TOTAL COMMERCIAL SERVICES & SUPPLIES		50,612,030

Construction & Engineering - 5.6%
Construction & Engineering - 5.6%
AECOM (a)	796,000	28,934,600
Dycom Industries, Inc. (a)(b)	130,500	10,724,490
Fluor Corp.	111,500	6,175,985
KBR, Inc.	691,000	10,399,550
		56,234,625
Electrical Equipment - 7.9%
Electrical Components & Equipment - 7.3%
Acuity Brands, Inc.	42,300	8,937,990
AMETEK, Inc.	467,954	25,255,477
Eaton Corp. PLC	238,800	17,188,824
Fortive Corp.	361,310	20,829,522
Regal Beloit Corp.	22,600	1,682,570
		73,894,383
Heavy Electrical Equipment - 0.6%
TPI Composites, Inc. (b)	314,857	5,494,255

TOTAL ELECTRICAL EQUIPMENT		79,388,638

Industrial Conglomerates - 16.5%
Industrial Conglomerates - 16.5%
General Electric Co.	3,521,284	104,969,474
Honeywell International, Inc.	384,859	47,914,946
Roper Technologies, Inc.	61,100	12,782,120
		165,666,540
Machinery - 17.6%
Construction Machinery & Heavy Trucks - 8.4%
Allison Transmission Holdings, Inc.	597,400	21,494,452
Caterpillar, Inc.	379,600	36,692,136
PACCAR, Inc.	167,000	11,157,270
Wabtec Corp.	197,300	15,807,676
		85,151,534
Industrial Machinery - 9.2%
Colfax Corp. (a)	148,800	5,661,840
Flowserve Corp.	258,500	12,007,325
IDEX Corp.	116,598	10,749,170
Ingersoll-Rand PLC	217,600	17,268,736
Pentair PLC	142,400	8,267,744
Rexnord Corp. (a)	577,800	12,809,826
Snap-On, Inc.	79,800	13,539,666
TriMas Corp. (a)	547,729	12,077,424
		92,381,731

TOTAL MACHINERY		177,533,265

Professional Services - 2.5%
Human Resource & Employment Services - 1.2%
Recruit Holdings Co. Ltd.	54,100	2,653,354
Robert Half International, Inc.	197,200	9,512,928
		12,166,282
Research & Consulting Services - 1.3%
IHS Markit Ltd. (a)	318,200	12,664,360

TOTAL PROFESSIONAL SERVICES		24,830,642

Road & Rail - 9.4%
Railroads - 4.7%
CSX Corp.	343,100	16,660,936
Kansas City Southern	38,800	3,438,844
Norfolk Southern Corp.	226,600	27,425,398
		47,525,178
Trucking - 4.7%
J.B. Hunt Transport Services, Inc.	325,120	31,917,030
Old Dominion Freight Lines, Inc.	130,600	11,983,856
YRC Worldwide, Inc. (a)	272,000	3,492,480
		47,393,366

TOTAL ROAD & RAIL		94,918,544

Trading Companies & Distributors - 5.0%
Trading Companies & Distributors - 5.0%
HD Supply Holdings, Inc. (a)	461,448	19,842,264
MSC Industrial Direct Co., Inc. Class A	104,600	10,521,714
Univar, Inc. (a)	398,100	12,818,820
WESCO International, Inc. (a)	35,900	2,495,050
Wolseley PLC	78,050	4,762,282
		50,440,130
Water Utilities - 0.5%
Water Utilities - 0.5%
AquaVenture Holdings Ltd. (b)	275,700	4,549,050
TOTAL COMMON STOCKS
(Cost $814,262,382)		989,036,748

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.60% (c)	12,978,421	12,981,017
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	2,800,610	2,801,170
TOTAL MONEY MARKET FUNDS
(Cost $15,781,982)		15,782,187
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $830,044,364)		1,004,818,935
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,601,451
NET ASSETS - 100%		$1,006,420,386

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$69,030
Fidelity Securities Lending Cash Central Fund	12,094
Total	$81,124

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$989,036,748	$984,274,466	$4,762,282	$--
Money Market Funds	15,782,187	15,782,187	--	--
Total Investments in Securities:	$1,004,818,935	$1,000,056,653	$4,762,282	$--

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $2,663,749) — See accompanying schedule: Unaffiliated issuers (cost $814,262,382)	$989,036,748
Fidelity Central Funds (cost $15,781,982)	15,782,187
Total Investments (cost $830,044,364)		$1,004,818,935
Receivable for investments sold		6,018,879
Receivable for fund shares sold		23,350,524
Dividends receivable		1,894,723
Distributions receivable from Fidelity Central Funds		9,180
Prepaid expenses		4,054
Other receivables		54,664
Total assets		1,036,150,959
Liabilities
Payable for investments purchased	$24,380,571
Payable for fund shares redeemed	1,849,972
Accrued management fee	442,942
Other affiliated payables	169,181
Other payables and accrued expenses	85,107
Collateral on securities loaned	2,802,800
Total liabilities		29,730,573
Net Assets		$1,006,420,386
Net Assets consist of:
Paid in capital		$815,539,606
Undistributed net investment income		1,623,010
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,483,199
Net unrealized appreciation (depreciation) on investments		174,774,571
Net Assets, for 29,847,646 shares outstanding		$1,006,420,386
Net Asset Value, offering price and redemption price per share ($1,006,420,386 ÷ 29,847,646 shares)		$33.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$16,252,701
Income from Fidelity Central Funds		81,124
Total income		16,333,825
Expenses
Management fee	$5,615,170
Transfer agent fees	1,758,716
Accounting and security lending fees	339,454
Custodian fees and expenses	25,745
Independent trustees' fees and expenses	22,449
Registration fees	62,294
Audit	47,217
Legal	15,446
Interest	932
Miscellaneous	14,494
Total expenses before reductions	7,901,917
Expense reductions	(43,715)	7,858,202
Net investment income (loss)		8,475,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,945,303
Redemption in-kind with affiliated entities	45,579,937
Fidelity Central Funds	(1,664)
Foreign currency transactions	(6,083)
Total net realized gain (loss)		113,517,493
Change in net unrealized appreciation (depreciation) on investment securities		81,799,219
Net gain (loss)		195,316,712
Net increase (decrease) in net assets resulting from operations		$203,792,335

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,475,623	$8,794,775
Net realized gain (loss)	113,517,493	55,150,171
Change in net unrealized appreciation (depreciation)	81,799,219	(166,730,410)
Net increase (decrease) in net assets resulting from operations	203,792,335	(102,785,464)
Distributions to shareholders from net investment income	(5,098,193)	(7,361,744)
Distributions to shareholders from net realized gain	(33,247,891)	(62,174,193)
Total distributions	(38,346,084)	(69,535,937)
Share transactions
Proceeds from sales of shares	405,686,354	273,540,425
Reinvestment of distributions	37,026,695	67,847,745
Cost of shares redeemed	(580,294,997)	(333,211,627)
Net increase (decrease) in net assets resulting from share transactions	(137,581,948)	8,176,543
Redemption fees	6,151	5,989
Total increase (decrease) in net assets	27,870,454	(164,138,869)
Net Assets
Beginning of period	978,549,932	1,142,688,801
End of period	$1,006,420,386	$978,549,932
Other Information
Undistributed net investment income end of period	$1,623,010	$–
Distributions in excess of net investment income end of period	$–	$(27,494)
Shares
Sold	12,627,592	8,694,986
Issued in reinvestment of distributions	1,142,094	2,328,702
Redeemed	(18,750,051)	(11,147,316)
Net increase (decrease)	(4,980,365)	(123,628)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Industrials Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$28.10	$32.69	$33.69	$28.04	$24.69
Income from Investment Operations
Net investment income (loss)B	.26	.24	.22	.23	.28
Net realized and unrealized gain (loss)	6.76	(2.90)	2.44	7.36	3.54
Total from investment operations	7.02	(2.66)	2.66	7.59	3.82
Distributions from net investment income	(.19)	(.20)	(.23)	(.20)	(.26)
Distributions from net realized gain	(1.21)	(1.73)	(3.43)	(1.74)	(.21)
Total distributions	(1.40)	(1.93)	(3.66)	(1.94)	(.47)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$33.72	$28.10	$32.69	$33.69	$28.04
Total ReturnD	25.18%	(8.29)%	8.74%	27.80%	15.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.77%	.76%	.78%	.81%	.85%
Expenses net of all reductions	.77%	.76%	.78%	.81%	.84%
Net investment income (loss)	.83%	.79%	.68%	.74%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,006,420	$978,550	$1,142,689	$1,217,117	$873,266
Portfolio turnover rateG	62%H	75%H	72%H	58%	75%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	29.40%	16.85%	10.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,465	Transportation Portfolio
$20,834	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Matthew Moulis:  For the year, the fund returned 29.40%, trailing the 31.41% gain of the MSCI U.S. IMI Transportation 25/50 Index but outpacing the S&P 500®. Versus the MSCI industry index, the drag from a modest cash position and a sizable overweighting in the lagging airlines group in the first half of the period hampered performance. The fund’s three largest relative detractors were airline stocks, although this group also included some of our top contributors. United Continental Holdings was the biggest relative detractor. We began the period with a significant position here, and I reduced it as the period progressed, selling out completely by the end of October. In doing so, I missed the late-period rally in this stock. Stakes in JetBlue Airways and Spirit Airlines also detracted, as did Matson, a company supplying ocean-freight transportation and logistics services, mainly between Hawaii and the U.S. mainland. Conversely, stock picking in railroads helped versus the MSCI index. Here, the primary boost came from CSX, which benefited from the prospect of a massive increase in federal spending on infrastructure projects. In addition, CSX’s shares got a big lift in January, when the firm announced that it was in talks to bring aboard highly respected industry veteran Hunter Harrison as CEO. With that said, our largest relative contributor was American Airlines Group, where I added value by significantly increasing our overweighting in the aftermath of the U.K.’s late-June vote to leave the European Union.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	14.5	13.8
Union Pacific Corp.	11.6	12.8
FedEx Corp.	9.4	9.7
CSX Corp.	8.1	5.7
American Airlines Group, Inc.	6.5	7.2
Norfolk Southern Corp.	4.9	4.9
Delta Air Lines, Inc.	4.7	4.5
Genesee & Wyoming, Inc. Class A	4.4	1.9
Expeditors International of Washington, Inc.	4.2	0.5
Alaska Air Group, Inc.	4.0	1.5
	72.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Road & Rail	38.6%
Air Freight & Logistics	30.6%
Airlines	25.7%
Machinery	1.4%
Transportation Infrastructure	0.6%
All Others*	3.1%

As of August 31, 2016
Road & Rail	38.5%
Air Freight & Logistics	26.7%
Airlines	24.5%
Transportation Infrastructure	2.0%
Auto Components	1.2%
All Others*	7.1%

* Includes short-term investments and net other assets (liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Transportation Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Air Freight & Logistics - 30.6%
Air Freight & Logistics - 30.6%
Air Transport Services Group, Inc. (a)	232,000	$3,948,640
Atlas Air Worldwide Holdings, Inc. (a)	23,500	1,335,975
C.H. Robinson Worldwide, Inc.	23,596	1,896,411
Expeditors International of Washington, Inc.	475,200	26,791,776
FedEx Corp.	313,200	60,441,336
Forward Air Corp.	95,244	4,719,340
Park-Ohio Holdings Corp.	52,070	2,324,926
United Parcel Service, Inc. Class B	883,800	93,470,686
XPO Logistics, Inc. (a)	37,800	1,927,422
		196,856,512
Airlines - 25.7%
Airlines - 25.7%
Alaska Air Group, Inc.	262,800	25,707,096
Allegiant Travel Co.	15,800	2,750,780
American Airlines Group, Inc.	895,400	41,510,744
Delta Air Lines, Inc.	607,402	30,327,582
Hawaiian Holdings, Inc. (a)	121,000	5,886,650
JetBlue Airways Corp. (a)	983,400	19,628,664
SkyWest, Inc.	388,200	13,645,230
Southwest Airlines Co.	371,000	21,443,800
Spirit Airlines, Inc. (a)	84,959	4,435,709
		165,336,255
Auto Components - 0.2%
Auto Parts & Equipment - 0.2%
Hertz Global Holdings, Inc. (a)	44,800	1,017,856
Internet Software & Services - 0.3%
Internet Software & Services - 0.3%
Stamps.com, Inc. (a)	15,000	1,891,500
Machinery - 1.4%
Construction Machinery & Heavy Trucks - 0.7%
Allison Transmission Holdings, Inc.	122,300	4,400,354
Industrial Machinery - 0.7%
Global Brass & Copper Holdings, Inc.	47,500	1,598,375
TriMas Corp. (a)	147,100	3,243,555
		4,841,930

TOTAL MACHINERY		9,242,284

Marine - 0.3%
Marine - 0.3%
Kirby Corp. (a)	14,300	989,560
Matson, Inc.	20,300	688,779
		1,678,339
Road & Rail - 38.6%
Railroads - 30.5%
CSX Corp.	1,073,519	52,130,083
Genesee& Wyoming, Inc. Class A (a)	379,600	28,143,544
Kansas City Southern	106,600	9,447,958
Norfolk Southern Corp.	260,600	31,540,418
Union Pacific Corp.	691,995	74,693,940
		195,955,943
Trucking - 8.1%
AMERCO	2,800	1,081,640
Avis Budget Group, Inc. (a)	197,800	6,839,924
Celadon Group, Inc. (b)	150,100	1,208,305
J.B. Hunt Transport Services, Inc.	182,200	17,886,574
Landstar System, Inc.	49,200	4,270,560
Marten Transport Ltd.	133,600	3,279,880
Roadrunner Transportation Systems, Inc. (a)	108,900	821,106
Ryder System, Inc.	50,800	3,868,420
Saia, Inc. (a)	125,588	6,072,180
Swift Transporation Co. (a)	28,500	619,020
Universal Logistics Holdings I	85,090	1,161,479
YRC Worldwide, Inc. (a)	388,300	4,985,772
		52,094,860

TOTAL ROAD & RAIL		248,050,803

Transportation Infrastructure - 0.6%
Airport Services - 0.6%
Macquarie Infrastructure Co. LLC	52,600	4,047,044
TOTAL COMMON STOCKS
(Cost $458,139,204)		628,120,593

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.60% (c)	7,945,393	7,946,983
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	984,178	984,375
TOTAL MONEY MARKET FUNDS
(Cost $8,929,902)		8,931,358
TOTAL INVESTMENT PORTFOLIO - 99.1%
(Cost $467,069,106)		637,051,951
NET OTHER ASSETS (LIABILITIES) - 0.9%		6,015,352
NET ASSETS - 100%		$643,067,303

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$74,227
Fidelity Securities Lending Cash Central Fund	7,870
Total	$82,097

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $905,625) — See accompanying schedule: Unaffiliated issuers (cost $458,139,204)	$628,120,593
Fidelity Central Funds (cost $8,929,902)	8,931,358
Total Investments (cost $467,069,106)		$637,051,951
Receivable for investments sold		10,401,822
Receivable for fund shares sold		735,433
Dividends receivable		1,786,918
Distributions receivable from Fidelity Central Funds		8,553
Prepaid expenses		1,474
Other receivables		4,862
Total assets		649,991,013
Liabilities
Payable for fund shares redeemed	$5,478,767
Accrued management fee	298,624
Other affiliated payables	125,463
Other payables and accrued expenses	36,481
Collateral on securities loaned	984,375
Total liabilities		6,923,710
Net Assets		$643,067,303
Net Assets consist of:
Paid in capital		$470,687,209
Undistributed net investment income		885,200
Accumulated undistributed net realized gain (loss) on investments		1,512,049
Net unrealized appreciation (depreciation) on investments		169,982,845
Net Assets, for 6,916,368 shares outstanding		$643,067,303
Net Asset Value, offering price and redemption price per share ($643,067,303 ÷ 6,916,368 shares)		$92.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$7,317,042
Income from Fidelity Central Funds		82,097
Total income		7,399,139
Expenses
Management fee	$2,579,286
Transfer agent fees	991,273
Accounting and security lending fees	180,070
Custodian fees and expenses	15,037
Independent trustees' fees and expenses	10,002
Registration fees	56,782
Audit	47,250
Legal	6,108
Miscellaneous	6,508
Total expenses before reductions	3,892,316
Expense reductions	(54,161)	3,838,155
Net investment income (loss)		3,560,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,776,664
Fidelity Central Funds	345
Total net realized gain (loss)		25,777,009
Change in net unrealized appreciation (depreciation) on investment securities		86,525,869
Net gain (loss)		112,302,878
Net increase (decrease) in net assets resulting from operations		$115,863,862

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,560,984	$3,655,932
Net realized gain (loss)	25,777,009	18,954,502
Change in net unrealized appreciation (depreciation)	86,525,869	(151,446,381)
Net increase (decrease) in net assets resulting from operations	115,863,862	(128,835,947)
Distributions to shareholders from net investment income	(2,471,329)	(3,339,075)
Distributions to shareholders from net realized gain	(9,022,622)	(30,400,241)
Total distributions	(11,493,951)	(33,739,316)
Share transactions
Proceeds from sales of shares	345,780,616	110,642,037
Reinvestment of distributions	11,028,020	32,315,777
Cost of shares redeemed	(226,311,294)	(718,863,775)
Net increase (decrease) in net assets resulting from share transactions	130,497,342	(575,905,961)
Redemption fees	29,312	18,511
Total increase (decrease) in net assets	234,896,565	(738,462,713)
Net Assets
Beginning of period	408,170,738	1,146,633,451
End of period	$643,067,303	$408,170,738
Other Information
Undistributed net investment income end of period	$885,200	$–
Shares
Sold	3,926,788	1,313,508
Issued in reinvestment of distributions	120,921	432,669
Redeemed	(2,703,847)	(8,366,334)
Net increase (decrease)	1,343,862	(6,620,157)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Transportation Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$73.25	$94.04	$76.28	$57.75	$53.02
Income from Investment Operations
Net investment income (loss)B	.63	.50	.46	.45	.51
Net realized and unrealized gain (loss)	20.86	(15.81)	19.67	20.44	7.59
Total from investment operations	21.49	(15.31)	20.13	20.89	8.10
Distributions from net investment income	(.38)	(.52)	(.34)	(.27)	(.41)
Distributions from net realized gain	(1.39)	(4.95)	(2.04)	(2.09)	(2.96)
Total distributions	(1.77)	(5.48)C	(2.38)	(2.36)	(3.37)
Redemption fees added to paid in capitalB	.01	–D	.01	–D	–D
Net asset value, end of period	$92.98	$73.25	$94.04	$76.28	$57.75
Total ReturnE	29.40%	(16.28)%	26.80%	36.60%	16.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.81%	.81%	.85%	.89%
Expenses net of fee waivers, if any	.83%	.81%	.81%	.85%	.89%
Expenses net of all reductions	.82%	.80%	.81%	.84%	.86%
Net investment income (loss)	.76%	.60%	.53%	.68%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$643,067	$408,171	$1,146,633	$450,237	$212,956
Portfolio turnover rateH	104%	80%	72%I	78%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Defense and Aerospace Portfolio and Industrials Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, redemptions in kind, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Air Transportation Portfolio	$308,353,203	$97,238,000	$(3,118,297)	$94,119,703
Defense and Aerospace Portfolio	1,178,541,834	446,198,140	(6,746,579)	439,451,561
Environment and Alternative Energy Portfolio	122,518,021	18,648,904	(777,089)	17,871,815
Industrial Equipment Portfolio	161,595,761	26,805,009	(1,866,877)	24,938,132
Industrials Portfolio	831,569,314	183,643,144	(10,393,523)	173,249,621
Transportation Portfolio	469,781,216	175,420,354	(8,149,619)	167,270,735

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$1,111,891	$3,750,495	$94,119,496
Defense and Aerospace Portfolio	3,914,380	7,312,164	439,451,561
Environment and Alternative Energy Portfolio	1,028,862	3,732,293	17,869,338
Industrial Equipment Portfolio	3,404,551	3,098,485	24,938,132
Industrials Portfolio	1,672,123	16,008,150	173,249,621
Transportation Portfolio	885,200	4,224,158	167,270,735

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$1,185,421	$1,110,453	$2,295,874
Defense and Aerospace Portfolio	15,056,809	50,623,462	65,680,271
Environment and Alternative Energy Portfolio	790,016	676,548	1,466,564
Industrial Equipment Portfolio	1,810,003	7,856,183	9,666,186
Industrials Portfolio	5,098,193	33,247,891	38,346,084
Transportation Portfolio	2,471,329	9,022,622	11,493,951

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$4,357,629	$28,815,510	$33,173,139
Defense and Aerospace Portfolio	7,997,911	49,261,334	57,259,245
Environment and Alternative Energy Portfolio	533,726	1,831,107	2,364,833
Industrial Equipment Portfolio	940,848	10,329,487	11,270,335
Industrials Portfolio	7,361,744	62,174,193	69,535,937
Transportation Portfolio	3,339,075	30,400,241	33,739,316

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees for Defense and Aerospace Portfolio and Industrials Portfolio effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	335,341,777	337,052,914
Defense and Aerospace Portfolio	605,885,666	262,616,393
Environment and Alternative Energy Portfolio	112,363,151	78,550,050
Industrial Equipment Portfolio	305,571,398	309,418,175
Industrials Portfolio	654,756,089	625,710,591
Transportation Portfolio	598,207,953	476,160,319

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,554,993 shares of the Industrial Equipment Portfolio held by an unaffiliated entity were redeemed for investments and cash with a value of $96,042,190. The Fund had a net realized gain of $25,749,250 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Industrial Equipment Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, investments and cash received in-kind through subscriptions totaled $96,022,017 in exchange for 2,963,642 shares of the Industrials Portfolio. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Industrials Portfolio recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.25%	.55%
Defense and Aerospace Portfolio	.30%	.25%	.55%
Environment and Alternative Energy Portfolio	.30%	.25%	.55%
Industrial Equipment Portfolio	.30%	.25%	.55%
Industrials Portfolio	.30%	.25%	.55%
Transportation Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.23%
Defense and Aerospace Portfolio	.19%
Environment and Alternative Energy Portfolio	.24%
Industrial Equipment Portfolio	.19%
Industrials Portfolio	.17%
Transportation Portfolio	.21%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$12,537
Defense and Aerospace Portfolio	13,914
Environment and Alternative Energy Portfolio	2,596
Industrial Equipment Portfolio	5,704
Industrials Portfolio	18,639
Transportation Portfolio	21,806

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrial Equipment Portfolio	Borrower	$5,001,400.84%		$584
Industrials Portfolio	Borrower	$3,165,111.59%		$932

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 6,790,326 shares of Industrials Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $203,573,978. The net realized gain of $45,579,937 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$950
Defense and Aerospace Portfolio	3,159
Environment and Alternative Energy Portfolio	276
Industrial Equipment Portfolio	560
Industrials Portfolio	3,118
Transportation Portfolio	1,297

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Air Transportation Portfolio	$29,223
Defense and Aerospace Portfolio	11,857
Environment and Alternative Energy Portfolio	40,267
Industrial Equipment Portfolio	14,762
Industrials Portfolio	12,094
Transportation Portfolio	7,870

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$32,388	$166
Defense and Aerospace Portfolio	21,792	652
Environment and Alternative Energy Portfolio	1,849	43
Industrial Equipment Portfolio	4,888	–
Industrials Portfolio	35,076	–
Transportation Portfolio	49,517	80

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$3,079
Defense and Aerospace Portfolio	10,594
Environment and Alternative Energy Portfolio	882
Industrial Equipment Portfolio	1,586
Industrials Portfolio	8,639
Transportation Portfolio	4,564

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Industrial Equipment Portfolio	20%	26%
Industrials Portfolio	–%	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

Fund	% of shares held
Industrial Equipment Portfolio	56%
Industrials Portfolio	25%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (each a fund of Fidelity Select Portfolios) (the"Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Air Transportation Portfolio	.84%
Actual		$1,000.00	$1,205.10	$4.59
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Defense and Aerospace Portfolio	.79%
Actual		$1,000.00	$1,164.60	$4.24
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Environment and Alternative Energy Portfolio	.91%
Actual		$1,000.00	$1,138.10	$4.82
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Industrial Equipment Portfolio	.83%
Actual		$1,000.00	$1,071.50	$4.26
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Industrials Portfolio	.78%
Actual		$1,000.00	$1,112.80	$4.09
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Transportation Portfolio	.82%
Actual		$1,000.00	$1,194.10	$4.46
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/13/17	04/12/17	$0.067	$0.892
Defense and Aerospace Portfolio	04/13/17	04/12/17	$0.111	$0.832
Environment and Alternative Energy Portfolio	04/13/17	04/12/17	$0.045	$0.721
Industrial Equipment Portfolio	04/13/17	04/12/17	$0.086	$1.444
Industrials Portfolio	04/13/17	04/12/17	$0.059	$0.565
Transportation Portfolio	04/13/17	04/12/17	$0.141	$0.673

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$4,860,948
Defense and Aerospace Portfolio	$53,430,114
Environment and Alternative Energy Portfolio	$4,408,841
Industrial Equipment Portfolio	$10,954,667
Industrials Portfolio	$65,730,605
Transportation Portfolio	$14,222,438

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Air Transportation Portfolio	–	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	–	100%
Industrials Portfolio	–	100%
Transportation Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Air Transportation Portfolio	–	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	–	100%
Industrials Portfolio	–	100%
Transportation Portfolio	–	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Industrial Equipment Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELCI-ANN-0417
1.813657.112

Fidelity® Select Portfolios® Telecommunications Services Sector Telecommunications Portfolio Wireless Portfolio Annual Report February 28, 2017

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	19.06%	12.24%	5.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,456	Telecommunications Portfolio
$20,834	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes (excluding sales charges, if applicable), outpaced the 13.77% result of the MSCI U.S. IMI Telecommunication Services 25/50 Index by roughly 4 to 5 percentage points. Nonetheless, the fund fell short of the broad-based S&P 500, as telecom stocks cooled off mid-period. Stock selection among specialized real estate investment trusts (REITs), cable & satellite, and wireless telecommunication services all helped performance versus the index. The fund’s biggest relative contribution came from largely avoiding wireless provider NII Holdings, which recently had emerged from bankruptcy. The fund’s sizable position in American Tower, a large owner/operator of wireless communication towers, also was beneficial. American Tower exhibited sustainable growth as wireless providers have continued to invest in broadband access to remain competitive. On the downside, choices among integrated telecommunication services names hindered the fund’s relative results. An underweighting in pre-paid calling card provider and strong-performing index component IDT was the fund's most significant detractor. We sold the position in IDT by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.3	14.5
AT&T, Inc.	15.2	22.5
T-Mobile U.S., Inc.	8.1	5.8
SBA Communications Corp. Class A	5.4	5.4
Level 3 Communications, Inc.	4.6	4.5
CenturyLink, Inc.	3.5	2.8
American Tower Corp.	2.9	2.6
Cogent Communications Group, Inc.	2.5	2.4
Lumos Networks Corp.	2.5	2.4
Iridium Communications, Inc.	2.4	1.3
	66.4

Top Industries (% of fund's net assets)

As of February 28, 2017
Diversified Telecommunication Services	68.1%
Wireless Telecommunication Services	15.5%
Media	8.7%
Equity Real Estate Investment Trusts (Reits)	3.8%
Semiconductors & Semiconductor Equipment	1.2%
All Others*	2.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Diversified Telecommunication Services	71.7%
Wireless Telecommunication Services	16.0%
Media	8.3%
Real Estate Investment Trusts	2.6%
Internet Software & Services	0.8%
All Others*	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Telecommunications Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Commercial Services & Supplies - 0.4%
Office Services & Supplies - 0.4%
West Corp.	136,100	$3,254,151
Diversified Telecommunication Services - 68.1%
Alternative Carriers - 16.3%
Cogent Communications Group, Inc.	465,268	19,285,359
Globalstar, Inc. (a)(b)	3,620,022	4,959,430
Iliad SA	26,408	5,468,033
Iridium Communications, Inc. (a)(b)	2,107,430	18,334,641
Level 3 Communications, Inc. (a)	614,367	35,172,511
Lumos Networks Corp. (a)	1,071,878	18,982,959
Vonage Holdings Corp. (a)	1,978,071	11,907,987
Zayo Group Holdings, Inc. (a)	303,900	9,578,928
		123,689,848
Integrated Telecommunication Services - 51.8%
AT&T, Inc.	2,751,620	114,990,200
Atlantic Tele-Network, Inc.	183,300	12,535,887
CenturyLink, Inc. (b)	1,098,978	26,661,206
Cincinnati Bell, Inc. (a)	414,502	7,999,889
Consolidated Communications Holdings, Inc. (b)	167,898	3,786,100
FairPoint Communications, Inc. (a)	313,500	4,968,975
Frontier Communications Corp. (b)	5,088,034	14,907,940
General Communications, Inc. Class A (a)	501,693	10,109,114
SBA Communications Corp. Class A (a)	355,556	41,162,718
Verizon Communications, Inc.	2,950,397	146,428,204
Windstream Holdings, Inc. (b)	1,139,309	8,510,638
		392,060,871

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		515,750,719

Equity Real Estate Investment Trusts (REITs) - 3.8%
Specialized REITs - 3.8%
American Tower Corp.	192,990	22,153,322
Communications Sales & Leasing, Inc.	228,000	6,605,160
		28,758,482
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	200,800	3,791,104
Internet Software & Services - 1.0%
Internet Software & Services - 1.0%
Gogo, Inc. (a)(b)	734,247	7,783,018
Media - 8.7%
Broadcasting - 0.5%
Nexstar Broadcasting Group, Inc. Class A	57,900	3,992,205
Cable & Satellite - 6.5%
Altice NV Class A (a)	483,479	10,195,294
Charter Communications, Inc. Class A (a)	43,375	14,012,728
Comcast Corp. Class A	183,800	6,877,796
Liberty Global PLC:
Class C (a)	400,336	14,047,790
LiLAC Class C (a)	91,034	2,238,526
Megacable Holdings S.A.B. de CV unit	568,000	2,044,534
		49,416,668
Movies & Entertainment - 1.7%
The Walt Disney Co.	57,000	6,275,130
Time Warner, Inc.	64,900	6,373,829
		12,648,959

TOTAL MEDIA		66,057,832

Semiconductors & Semiconductor Equipment - 1.2%
Semiconductors - 1.2%
Broadcom Ltd.	21,500	4,534,995
Qorvo, Inc. (a)	65,500	4,329,550
		8,864,545
Technology Hardware, Storage & Peripherals - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	32,600	4,465,874
Wireless Telecommunication Services - 15.5%
Wireless Telecommunication Services - 15.5%
Millicom International Cellular SA	37,800	2,059,155
NII Holdings, Inc. (a)	1,400,383	2,800,766
Shenandoah Telecommunications Co.	242,467	6,813,323
Sprint Corp. (a)(b)	1,494,485	13,166,413
T-Mobile U.S., Inc. (a)	986,297	61,673,151
Telephone & Data Systems, Inc.	611,964	16,541,387
U.S. Cellular Corp. (a)	378,700	14,159,593
		117,213,788
TOTAL COMMON STOCKS
(Cost $624,698,166)		755,939,513

Money Market Funds - 10.8%
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)
(Cost $82,165,145)	82,159,370	82,175,802
TOTAL INVESTMENT PORTFOLIO - 110.6%
(Cost $706,863,311)		838,115,315
NET OTHER ASSETS (LIABILITIES) - (10.6)%		(80,417,476)
NET ASSETS - 100%		$757,697,839

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$48,378
Fidelity Securities Lending Cash Central Fund	964,047
Total	$1,012,425

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Lumos Networks Corp.	$11,351,399	$12,670,357	$12,902,055	$--	$--
Total	$11,351,399	$12,670,357	$12,902,055	$--	$--

 * Includes the value of securities delivered through in-kind transactions.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $75,668,187) — See accompanying schedule: Unaffiliated issuers (cost $624,698,166)	$755,939,513
Fidelity Central Funds (cost $82,165,145)	82,175,802
Total Investments (cost $706,863,311)		$838,115,315
Receivable for investments sold		7,109,419
Receivable for fund shares sold		832,296
Dividends receivable		165,679
Distributions receivable from Fidelity Central Funds		136,834
Prepaid expenses		3,753
Other receivables		42,229
Total assets		846,405,525
Liabilities
Payable to custodian bank	$15,840
Payable for fund shares redeemed	4,473,657
Accrued management fee	356,658
Distribution and service plan fees payable	20,931
Notes payable to affiliates	1,473,000
Other affiliated payables	145,554
Other payables and accrued expenses	64,383
Collateral on securities loaned	82,157,663
Total liabilities		88,707,686
Net Assets		$757,697,839
Net Assets consist of:
Paid in capital		$617,696,989
Undistributed net investment income		2,151,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,600,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		131,248,575
Net Assets		$757,697,839
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($31,966,150 ÷ 459,218 shares)		$69.61
Maximum offering price per share (100/94.25 of $69.61)		$73.86
Class T:
Net Asset Value and redemption price per share ($6,933,398 ÷ 100,007 shares)		$69.33
Maximum offering price per share (100/96.50 of $69.33)		$71.84
Class C:
Net Asset Value and offering price per share ($13,528,403 ÷ 195,378 shares)(a)		$69.24
Telecommunications:
Net Asset Value, offering price and redemption price per share ($690,720,164 ÷ 9,872,032 shares)		$69.97
Class I:
Net Asset Value, offering price and redemption price per share ($14,549,724 ÷ 208,394 shares)		$69.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$19,894,128
Interest		145,002
Income from Fidelity Central Funds		1,012,425
Total income		21,051,555
Expenses
Management fee	$4,796,107
Transfer agent fees	1,622,285
Distribution and service plan fees	236,281
Accounting and security lending fees	311,791
Custodian fees and expenses	64,856
Independent trustees' fees and expenses	19,001
Registration fees	135,131
Audit	60,150
Legal	11,369
Interest	7,680
Miscellaneous	9,681
Total expenses before reductions	7,274,332
Expense reductions	(159,988)	7,114,344
Net investment income (loss)		13,937,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,209,205
Redemptions in-kind with affiliated entities (including gain from Other affiliated issuers of $349,270)	12,655,696
Fidelity Central Funds	7,139
Other affiliated issuers	1,672,544
Foreign currency transactions	(11,742)
Total net realized gain (loss)		61,532,842
Change in net unrealized appreciation (depreciation) on: Investment securities	57,549,433
Assets and liabilities in foreign currencies	124
Total change in net unrealized appreciation (depreciation)		57,549,557
Net gain (loss)		119,082,399
Net increase (decrease) in net assets resulting from operations		$133,019,610

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,937,211	$7,986,783
Net realized gain (loss)	61,532,842	(87,999)
Change in net unrealized appreciation (depreciation)	57,549,557	9,807,560
Net increase (decrease) in net assets resulting from operations	133,019,610	17,706,344
Distributions to shareholders from net investment income	(13,294,404)	(6,674,056)
Distributions to shareholders from net realized gain	(31,675,318)	(4,168,398)
Total distributions	(44,969,722)	(10,842,454)
Share transactions - net increase (decrease)	(55,515,132)	345,924,755
Redemption fees	54,102	10,972
Total increase (decrease) in net assets	32,588,858	352,799,617
Net Assets
Beginning of period	725,108,981	372,309,364
End of period	$757,697,839	$725,108,981
Other Information
Undistributed net investment income end of period	$2,151,795	$1,545,938

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.32	$63.26	$58.71	$51.58	$46.12
Income from Investment Operations
Net investment income (loss)B	.88	.81	.76	1.76C	.99
Net realized and unrealized gain (loss)	10.68	(.76)D	5.83	6.48	5.43
Total from investment operations	11.56	.05	6.59	8.24	6.42
Distributions from net investment income	(1.11)	(.54)	(2.04)	(1.11)	(.96)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.27)	(.99)	(2.04)	(1.11)E	(.96)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.61	$62.32	$63.26	$58.71	$51.58
Total ReturnG,H	18.65%	.16%	11.54%	16.00%	13.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.18%	1.18%
Expenses net of all reductions	1.12%	1.15%	1.15%	1.15%	1.17%
Net investment income (loss)	1.28%	1.33%	1.26%	3.08%C	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$31,966	$13,032	$11,052	$7,712	$6,449
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class T

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$61.95	$63.04	$58.50	$51.41	$46.01
Income from Investment Operations
Net investment income (loss)B	.65	.61	.57	1.59C	.85
Net realized and unrealized gain (loss)	10.62	(.76)D	5.81	6.44	5.39
Total from investment operations	11.27	(.15)	6.38	8.03	6.24
Distributions from net investment income	(.73)	(.49)	(1.84)	(.94)	(.84)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.89)	(.94)	(1.84)	(.94)E	(.84)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.33	$61.95	$63.04	$58.50	$51.41
Total ReturnG,H	18.26%	(.16)%	11.19%	15.64%	13.61%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of fee waivers, if any	1.46%	1.47%	1.47%	1.48%	1.48%
Expenses net of all reductions	1.44%	1.46%	1.46%	1.45%	1.46%
Net investment income (loss)	.96%	1.01%	.94%	2.78%C	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$6,933	$8,280	$5,095	$4,344	$4,237
Portfolio turnover rateK	105%L	51%	94%L	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.10	$63.04	$58.54	$51.47	$46.02
Income from Investment Operations
Net investment income (loss)B	.37	.36	.34	1.36C	.63
Net realized and unrealized gain (loss)	10.62	(.75)D	5.80	6.46	5.41
Total from investment operations	10.99	(.39)	6.14	7.82	6.04
Distributions from net investment income	(.69)	(.10)	(1.64)	(.74)	(.59)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(3.85)	(.55)	(1.64)	(.75)	(.59)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.24	$62.10	$63.04	$58.54	$51.47
Total ReturnF,G	17.77%	(.57)%	10.75%	15.20%	13.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of fee waivers, if any	1.88%	1.89%	1.85%	1.88%	1.90%
Expenses net of all reductions	1.86%	1.88%	1.85%	1.85%	1.89%
Net investment income (loss)	.54%	.60%	.56%	2.38%C	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$13,528	$7,735	$7,074	$5,523	$4,353
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.58	$63.54	$58.94	$51.75	$46.26
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.96	1.96C	1.15
Net realized and unrealized gain (loss)	10.74	(.77)D	5.85	6.51	5.43
Total from investment operations	11.86	.25	6.81	8.47	6.58
Distributions from net investment income	(1.31)	(.76)	(2.21)	(1.28)	(1.09)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.47)	(1.21)	(2.21)	(1.28)E	(1.09)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$69.97	$62.58	$63.54	$58.94	$51.75
Total ReturnG	19.06%	.49%	11.90%	16.40%	14.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.82%	.83%	.85%	.87%
Expenses net of fee waivers, if any	.80%	.81%	.83%	.85%	.87%
Expenses net of all reductions	.78%	.81%	.82%	.82%	.85%
Net investment income (loss)	1.62%	1.67%	1.58%	3.41%C	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$690,720	$689,600	$346,174	$343,548	$377,841
Portfolio turnover rateJ	105%K	51%	94%K	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.46	$63.38	$58.80	$51.65	$46.20
Income from Investment Operations
Net investment income (loss)B	1.12	1.02	.94	1.93C	1.17
Net realized and unrealized gain (loss)	10.70	(.76)D	5.83	6.48	5.42
Total from investment operations	11.82	.26	6.77	8.41	6.59
Distributions from net investment income	(1.30)	(.73)	(2.19)	(1.25)	(1.14)
Distributions from net realized gain	(3.16)	(.45)	–	(.01)	–
Total distributions	(4.46)	(1.18)	(2.19)	(1.26)	(1.14)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$69.82	$62.46	$63.38	$58.80	$51.65
Total ReturnF	19.03%	.51%	11.85%	16.30%	14.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.82%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.86%	.91%	.85%
Expenses net of all reductions	.78%	.81%	.85%	.88%	.83%
Net investment income (loss)	1.62%	1.67%	1.55%	3.35%C	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$14,550	$6,197	$2,505	$1,604	$2,641
Portfolio turnover rateI	105%J	51%	94%J	111%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

In March 2017, the Board of Trustees approved a change in the name of Class T to Class M effective after the close of business on March 24, 2017.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$144,418,791
Gross unrealized depreciation	(20,292,166)
Net unrealized appreciation (depreciation) on securities	$124,126,625
Tax Cost	$713,988,690

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,726,551
Undistributed long-term capital gain	$13,151,561
Net unrealized appreciation (depreciation) on securities and other investments	$124,123,196

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$33,284,559	$ 7,554,050
Long-term Capital Gains	11,685,163	3,288,404
Total	$44,969,722	$ 10,842,454

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $900,357,820 and $922,943,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$76,395	$–
Class T	.25%	.25%	39,876	–
Class B	.75%	.25%	731	550
Class C	.75%	.25%	119,279	32,166
			$236,281	$32,716

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37,482
Class T	3,694
Class B(a)	1
Class C(a)	2,967
$44,144

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81,938.27
Class T	27,593.35
Class B	182.25
Class C	30,773.26
Telecommunications	1,454,952.18
Class I	26,847.19
	$1,622,285

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $47,168 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,053,902.63%		$6,254

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 805,095 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $53,345,591. The net realized gain of $12,655,696 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,591 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $964,047.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,409,800. The weighted average interest rate was .90%. The interest expense amounted to $1,426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $154,305 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $5,683.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Class A	$455,173	$101,836
Class T	67,280	64,003
Class B	–	172
Class C	124,522	12,147
Telecommunications	12,452,745	6,462,442
Class I	194,684	33,456
Total	$13,294,404	$6,674,056
From net realized gain
Class A	$1,308,078	$85,263
Class T	287,783	59,140
Class B	–	2,151
Class C	572,522	53,589
Telecommunications	29,029,256	3,948,074
Class I	477,679	20,181
Total	$31,675,318	$4,168,398

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Class A
Shares sold	521,786	91,221	$35,388,038	$5,573,645
Reinvestment of distributions	24,324	3,029	1,671,796	178,902
Shares redeemed	(296,004)	(59,841)	(20,518,786)	(3,630,540)
Net increase (decrease)	250,106	34,409	$16,541,048	$2,122,007
Class T
Shares sold	82,122	70,704	$5,468,018	$4,245,232
Reinvestment of distributions	5,039	2,087	345,400	122,479
Shares redeemed	(120,797)	(19,976)	(8,187,323)	(1,205,139)
Net increase (decrease)	(33,636)	52,815	$(2,373,905)	$3,162,572
Class B
Shares sold	975	129	$64,042	$7,453
Reinvestment of distributions	–	39	–	2,323
Shares redeemed	(5,216)	(2,377)	(349,278)	(146,261)
Net increase (decrease)	(4,241)	(2,209)	$(285,236)	$(136,485)
Class C
Shares sold	135,768	48,243	$9,283,679	$2,966,823
Reinvestment of distributions	8,829	861	604,885	50,662
Shares redeemed	(73,776)	(36,747)	(5,085,863)	(2,199,789)
Net increase (decrease)	70,821	12,357	$4,802,701	$817,696
Telecommunications
Shares sold	6,206,062	6,996,236	$424,943,213	$423,896,658
Reinvestment of distributions	578,869	169,238	39,940,628	10,035,177
Shares redeemed	(7,931,924)(a)	(1,594,679)	(546,713,599)(a)	(97,516,561)
Net increase (decrease)	(1,146,993)	5,570,795	$(81,829,758)	$336,415,274
Class I
Shares sold	536,498	91,633	$37,085,732	$5,507,038
Reinvestment of distributions	8,128	779	559,963	46,233
Shares redeemed	(435,454)	(32,720)	(30,015,677)	(2,009,580)
Net increase (decrease)	109,172	59,692	$7,630,018	$3,543,691

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	24.09%	10.90%	7.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,322	Wireless Portfolio
$20,834	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund gained 24.09%, significantly besting the 15.77% result of the S&P Custom Wireless Index, but falling short of the S&P 500. Stock picks, and to a greater degree, sector allocation bolstered performance versus the industry benchmark, led by the technology hardware, storage & peripherals segment. Here, the fund benefited from its sizable position in consumer technology giant Apple. Shares of Apple rallied toward the end of last summer, buoyed by announcements the iPhone® 7, and continued to rally through period end, aided by strong product sales. Elsewhere, our stock picking in cable & satellite proved additive, led by an out-of-index stake in Altice, a Netherlands-based cable company. Conversely, stock picking in integrated telecommunication services detracted on a relative basis. However, the fund’s biggest individual detractor was the fund’s less-than-index stake in strong-performing ARM Holdings, a designer of microprocessors and other technological intellectual property.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On October 12, 2016, Matthew Drukker became Lead Portfolio Manager of the fund, succeeding Harlan Carere, who served as Co-Portfolio Manager until December 30, 2016.
Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. As a temporary solution, on April 1, 2017, the fund’s industry benchmark name will change from the S&P® Custom Wireless Index to the Fidelity Wireless Index. S&P® has agreed to continue calculating the benchmark until a suitable alternative is found.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	24.6	24.7
T-Mobile U.S., Inc.	7.0	2.7
American Tower Corp.	6.4	7.0
Verizon Communications, Inc.	5.8	1.1
Qualcomm, Inc.	4.8	5.0
Vodafone Group PLC sponsored ADR	3.7	7.6
BT Group PLC sponsored ADR	2.4	3.5
SFR Group SA	2.2	1.0
Orange SA	2.1	2.3
Masmovil Ibercom SA	2.0	0.1
	61.0

Top Industries (% of fund's net assets)

As of February 28, 2017
Diversified Telecommunication Services	29.0%
Technology Hardware, Storage & Peripherals	25.8%
Wireless Telecommunication Services	14.7%
Semiconductors & Semiconductor Equipment	8.9%
Equity Real Estate Investment Trusts (Reits)	6.4%
All Others*	15.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Diversified Telecommunication Services	26.5%
Technology Hardware, Storage & Peripherals	24.7%
Wireless Telecommunication Services	14.9%
Semiconductors & Semiconductor Equipment	13.3%
Real Estate Investment Trusts	7.0%
All Others*	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Wireless Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Communications Equipment - 4.1%
Communications Equipment - 4.1%
CommScope Holding Co., Inc. (a)	40,500	$1,541,025
Harris Corp.	18,100	1,989,190
Motorola Solutions, Inc.	11,568	913,525
NETGEAR, Inc. (a)	25,700	1,408,360
Nokia Corp. sponsored ADR	129,000	663,060
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,000	12,900
Telit Communications PLC (b)	952,300	3,379,552
ViaSat, Inc. (a)	1	69
		9,907,681
Diversified Telecommunication Services - 27.7%
Alternative Carriers - 1.6%
Iliad SA	17,156	3,552,317
ORBCOMM, Inc. (a)	37,000	317,090
		3,869,407
Integrated Telecommunication Services - 26.1%
AT&T, Inc.	72,300	3,021,417
BCE, Inc.	82,700	3,607,618
BT Group PLC	39,400	159,218
BT Group PLC sponsored ADR (b)	286,700	5,814,276
Cellnex Telecom Sau	110,600	1,665,566
Chunghwa Telecom Co. Ltd. sponsored ADR	42,900	1,410,123
Deutsche Telekom AG	112,500	1,942,575
Euskaltel, S.A.	243,800	2,305,939
Masmovil Ibercom SA (a)(b)	147,786	4,853,499
Nippon Telegraph & Telephone Corp. sponsored ADR	62,300	2,637,782
Orange SA	339,900	5,121,446
SBA Communications Corp. Class A (a)	25,100	2,905,827
SFR Group SA (a)	178,100	5,188,676
TDC A/S	305,298	1,642,910
Telecom Italia SpA (a)	2,531,700	2,043,116
Telecom Italia SpA sponsored ADR (a)(b)	25,400	203,962
Telefonica Deutschland Holding AG	830,188	3,644,653
Telefonica SA sponsored ADR	16,597	168,128
Verizon Communications, Inc.	277,901	13,792,227
Zegona Communications PLC	133,795	191,753
		62,320,711

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		66,190,118

Equity Real Estate Investment Trusts (REITs) - 6.4%
Specialized REITs - 6.4%
American Tower Corp.	134,492	15,438,337
Crown Castle International Corp.	1	94
		15,438,431
Internet Software & Services - 2.1%
Internet Software & Services - 2.1%
Alphabet, Inc. Class C (a)	2,452	2,018,511
Facebook, Inc. Class A (a)	7,500	1,016,550
Wix.com Ltd. (a)	31,200	1,943,760
		4,978,821
Media - 6.0%
Cable & Satellite - 6.0%
Altice NV:
Class A (a)	218,603	4,609,759
Class B (a)	161,793	3,413,501
Liberty Global PLC Class A (a)	99,600	3,555,720
NOS SGPS SA	462,900	2,741,315
		14,320,295
Semiconductors & Semiconductor Equipment - 8.9%
Semiconductors - 8.9%
ams AG	20,000	923,981
Marvell Technology Group Ltd.	150,500	2,347,800
Qorvo, Inc. (a)	53,525	3,538,003
Qualcomm, Inc.	205,350	11,598,168
Skyworks Solutions, Inc.	29,800	2,825,338
		21,233,290
Software - 0.5%
Application Software - 0.5%
RingCentral, Inc. (a)	46,700	1,246,890
Technology Hardware, Storage & Peripherals - 25.8%
Technology Hardware, Storage & Peripherals - 25.8%
Apple, Inc.	430,405	58,961,178
BlackBerry Ltd. (a)	1,101	7,651
Samsung Electronics Co. Ltd.	1,632	2,765,078
		61,733,907
Wireless Telecommunication Services - 13.9%
Wireless Telecommunication Services - 13.9%
America Movil S.A.B. de CV Series L sponsored ADR	19,600	249,116
China Mobile Ltd. sponsored ADR	86,300	4,768,938
Millicom International Cellular SA	23,200	1,263,820
NTT DOCOMO, Inc. sponsored ADR	1,400	33,264
Rogers Communications, Inc. Class B (non-vtg.)	6,900	289,673
Spok Holdings, Inc.	1	18
Sprint Corp. (a)	32	282
T-Mobile U.S., Inc. (a)	268,875	16,812,754
Telephone & Data Systems, Inc.	28,114	759,921
U.S. Cellular Corp. (a)	5,800	216,862
Vodafone Group PLC sponsored ADR	350,281	8,900,640
		33,295,288
TOTAL COMMON STOCKS
(Cost $192,203,725)		228,344,721

Nonconvertible Preferred Stocks - 2.1%
Diversified Telecommunication Services - 1.3%
Integrated Telecommunication Services - 1.3%
Telefonica Brasil SA	216,100	3,150,787
Wireless Telecommunication Services - 0.8%
Wireless Telecommunication Services - 0.8%
TIM Participacoes SA sponsored ADR	126,000	1,954,260
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $4,799,397)		5,105,047

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 0.60% (c)	5,328,892	5,329,958
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	5,870,347	5,871,521
TOTAL MONEY MARKET FUNDS
(Cost $11,200,421)		11,201,479
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $208,203,543)		244,651,247
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(5,292,319)
NET ASSETS - 100%		$239,358,928

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,250
Fidelity Securities Lending Cash Central Fund	143,996
Total	$154,246

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$228,344,721	$219,078,366	$9,266,355	$--
Nonconvertible Preferred Stocks	5,105,047	1,954,260	3,150,787	--
Money Market Funds	11,201,479	11,201,479	--	--
Total Investments in Securities:	$244,651,247	$232,234,105	$12,417,142	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	61.0%
United Kingdom	9.2%
France	5.8%
Spain	3.8%
Netherlands	3.3%
Germany	2.3%
Brazil	2.1%
Hong Kong	2.0%
Canada	1.6%
Korea (South)	1.2%
Portugal	1.2%
Japan	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $5,519,050) — See accompanying schedule: Unaffiliated issuers (cost $197,003,122)	$233,449,768
Fidelity Central Funds (cost $11,200,421)	11,201,479
Total Investments (cost $208,203,543)		$244,651,247
Receivable for investments sold		599,428
Receivable for fund shares sold		397,185
Dividends receivable		163,456
Distributions receivable from Fidelity Central Funds		16,656
Prepaid expenses		774
Other receivables		38,817
Total assets		245,867,563
Liabilities
Payable to custodian bank	$95
Payable for fund shares redeemed	428,493
Accrued management fee	105,247
Other affiliated payables	46,583
Other payables and accrued expenses	59,301
Collateral on securities loaned	5,868,916
Total liabilities		6,508,635
Net Assets		$239,358,928
Net Assets consist of:
Paid in capital		$204,211,325
Undistributed net investment income		247,360
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,548,307)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,448,550
Net Assets, for 26,275,592 shares outstanding		$239,358,928
Net Asset Value, offering price and redemption price per share ($239,358,928 ÷ 26,275,592 shares)		$9.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$4,334,917
Income from Fidelity Central Funds		154,246
Total income		4,489,163
Expenses
Management fee	$1,177,760
Transfer agent fees	482,369
Accounting and security lending fees	85,974
Custodian fees and expenses	44,951
Independent trustees' fees and expenses	4,682
Registration fees	26,963
Audit	47,199
Legal	3,886
Miscellaneous	2,843
Total expenses before reductions	1,876,627
Expense reductions	(22,139)	1,854,488
Net investment income (loss)		2,634,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,039,664
Fidelity Central Funds	1,742
Foreign currency transactions	(8,237)
Total net realized gain (loss)		17,033,169
Change in net unrealized appreciation (depreciation) on: Investment securities	26,587,040
Assets and liabilities in foreign currencies	2,276
Total change in net unrealized appreciation (depreciation)		26,589,316
Net gain (loss)		43,622,485
Net increase (decrease) in net assets resulting from operations		$46,257,160

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,634,675	$2,973,552
Net realized gain (loss)	17,033,169	7,911,836
Change in net unrealized appreciation (depreciation)	26,589,316	(38,703,939)
Net increase (decrease) in net assets resulting from operations	46,257,160	(27,818,551)
Distributions to shareholders from net investment income	(2,089,084)	(3,117,139)
Distributions to shareholders from net realized gain	(11,015,171)	(15,155,187)
Total distributions	(13,104,255)	(18,272,326)
Share transactions
Proceeds from sales of shares	45,389,529	21,142,366
Reinvestment of distributions	12,510,630	17,548,853
Cost of shares redeemed	(59,190,184)	(55,558,448)
Net increase (decrease) in net assets resulting from share transactions	(1,290,025)	(16,867,229)
Redemption fees	4,168	1,108
Total increase (decrease) in net assets	31,867,048	(62,956,998)
Net Assets
Beginning of period	207,491,880	270,448,878
End of period	$239,358,928	$207,491,880
Other Information
Undistributed net investment income end of period	$247,360	$8
Shares
Sold	5,182,631	2,374,555
Issued in reinvestment of distributions	1,569,715	2,018,445
Redeemed	(6,898,091)	(6,310,996)
Net increase (decrease)	(145,745)	(1,917,996)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Wireless Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.85	$9.54	$10.57	$8.60	$7.68
Income from Investment Operations
Net investment income (loss)B	.10	.11	.17	.56C	.12
Net realized and unrealized gain (loss)	1.71	(1.11)	.48	1.51	.94
Total from investment operations	1.81	(1.00)	.65	2.07	1.06
Distributions from net investment income	(.09)	(.12)	(.62)	(.10)	(.14)
Distributions from net realized gain	(.46)	(.57)	(1.06)	–	–
Total distributions	(.55)	(.69)	(1.68)	(.10)	(.14)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$9.11	$7.85	$9.54	$10.57	$8.60
Total ReturnE	24.09%	(11.07)%	7.55%	24.11%	13.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.86%	.86%	.88%	.90%
Expenses net of fee waivers, if any	.87%	.86%	.86%	.88%	.90%
Expenses net of all reductions	.86%	.85%	.85%	.86%	.87%
Net investment income (loss)	1.23%	1.23%	1.76%	5.91%C	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$239,359	$207,492	$270,449	$290,057	$253,794
Portfolio turnover rateH	98%	78%	48%	120%	100%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$43,735,077
Gross unrealized depreciation	(9,778,394)
Net unrealized appreciation (depreciation) on securities	$33,956,683
Tax Cost	$210,694,564

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$318,476
Undistributed long-term capital gain	$871,601
Net unrealized appreciation (depreciation) on securities and other investments	$33,957,529

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$2,089,084	$ 6,200,375
Long-term Capital Gains	11,015,171	12,071,951
Total	$13,104,255	$ 18,272,326

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $209,730,300 and $226,883,841, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,346 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $143,996.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,288 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,851.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (each a fund of Fidelity Select Portfolios) (the"Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Telecommunications Portfolio
Class A	1.13%
Actual		$1,000.00	$1,060.40	$5.77
Hypothetical-C		$1,000.00	$1,019.19	$5.66
Class T	1.47%
Actual		$1,000.00	$1,058.50	$7.50
Hypothetical-C		$1,000.00	$1,017.50	$7.35
Class C	1.87%
Actual		$1,000.00	$1,056.30	$9.53
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Telecommunications	.80%
Actual		$1,000.00	$1,062.20	$4.09
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.81%
Actual		$1,000.00	$1,062.10	$4.14
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Wireless Portfolio	.87%
Actual		$1,000.00	$1,115.80	$4.56
Hypothetical-C		$1,000.00	$1,020.48	$4.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications Portfolio	04/13/2017	04/12/2017	$0.230	$1.434
Wireless Portfolio	04/13/2017	04/12/2017	$0.010	$0.035

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017 or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$24,836,724
Wireless Portfolio	$11,886,772

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Telecommunications Portfolio	99%	43%
Wireless Portfolio	–	81%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Telecommunications Portfolio	99%	48%
Wireless Portfolio	–	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Telecommunications Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Telecommunications Portfolio

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2016 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Wireless Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTS-ANN-0417
1.846050.110

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2017

Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Multimedia Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	16.80%	9.11%	5.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,880	Automotive Portfolio
$20,834	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Annie Rosen, who managed the fund for the period in review:  For the year, the fund gained 16.80%, trailing the 24.75% result of the S&P® Custom Automobiles & Components Index, which performed roughly in line with the S&P 500®. Versus the industry index, weak stock selection drove results, with sub-industry allocations adding value overall. Unfavorable picks in auto parts & equipment and brief ownership of Johnson Controls hurt most. I chose to significantly underweight the automotive-parts supplier given its consistent share losses in its HVAC (heating, ventilation and air conditioning) business, which demonstrated no organic growth over the period. Johnson shares returned 27% the past 12 months, after successfully spinning out its seating business and merging with Tyco International last year. An out-of-index stake in electronically tintable glassmaker Research Frontiers detracted, as its stock fared poorly after the company reported disappointing second-quarter earnings. Conversely, underweighting Toyota Motor was our largest relative contributor. The stock performed poorly due to heavy sedan exposure in the U.S. in a period when low gas prices and shifting preferences bolstered customers’ preferences for larger vehicles. Out-of-index positions in China-based Tata Motors and Israel-based Mobileye aided relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P® Custom Automobiles & Components Index to the FactSet Automotive Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons.
On April 17, 2017, Elliot Mattingly became Portfolio Manager of the fund, replacing Annie Rosen.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	11.9	9.2
Tesla, Inc.	9.8	8.9
Allison Transmission Holdings, Inc.	6.5	4.1
General Motors Co.	5.8	5.3
Dana Holding Corp.	5.5	0.0
Ford Motor Co.	5.3	5.4
Tenneco, Inc.	4.8	4.8
Thor Industries, Inc.	4.4	0.0
KAR Auction Services, Inc.	4.3	3.0
NGK Spark Plug Co. Ltd.	4.2	4.1
	62.5

Top Industries (% of fund's net assets)

As of February 28, 2017
Automobiles	50.6%
Auto Components	25.1%
Machinery	6.5%
Commercial Services & Supplies	4.3%
Distributors	4.1%
All Others*	9.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Automobiles	39.9%
Auto Components	35.6%
Software	4.2%
Machinery	4.1%
Distributors	3.1%
All Others*	13.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Automotive Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Auto Components - 25.1%
Auto Parts & Equipment - 22.9%
Dana Holding Corp.	158,200	$2,988,398
Delphi Automotive PLC	21,858	1,664,050
NGK Spark Plug Co. Ltd.	99,500	2,252,245
Stoneridge, Inc. (a)	49,340	833,353
Tenneco, Inc.	40,706	2,617,803
Valeo SA	9,200	565,393
Visteon Corp. (a)	16,040	1,486,427
		12,407,669
Tires & Rubber - 2.2%
The Goodyear Tire & Rubber Co.	33,500	1,174,175

TOTAL AUTO COMPONENTS		13,581,844

Automobiles - 48.5%
Automobile Manufacturers - 47.4%
EDAG Engineering Group AG	101,500	1,688,207
Ford Motor Co.	227,731	2,853,469
General Motors Co.	84,914	3,128,232
Honda Motor Co. Ltd. sponsored ADR	71,495	2,214,200
Tata Motors Ltd. sponsored ADR	49,140	1,650,613
Tesla, Inc. (a)(b)	21,100	5,274,789
Thor Industries, Inc.	21,700	2,404,794
Toyota Motor Corp. sponsored ADR	56,817	6,428,841
		25,643,145
Motorcycle Manufacturers - 1.1%
Harley-Davidson, Inc.	10,020	564,928

TOTAL AUTOMOBILES		26,208,073

Commercial Services & Supplies - 4.3%
Diversified Support Services - 4.3%
KAR Auction Services, Inc.	51,980	2,329,744
Distributors - 4.1%
Distributors - 4.1%
LKQ Corp. (a)	69,000	2,179,020
Electronic Equipment & Components - 1.0%
Electronic Equipment & Instruments - 1.0%
Research Frontiers, Inc. (a)(b)	328,172	551,329
Leisure Products - 2.1%
Leisure Products - 2.1%
Brunswick Corp.	18,600	1,113,954
Machinery - 6.5%
Construction Machinery & Heavy Trucks - 6.5%
Allison Transmission Holdings, Inc.	97,800	3,518,844
Software - 3.0%
Application Software - 3.0%
Mobileye NV (a)	35,900	1,634,168
Specialty Retail - 2.1%
Automotive Retail - 2.1%
AutoZone, Inc. (a)	1,550	1,141,653
TOTAL COMMON STOCKS
(Cost $37,536,704)		52,258,629

Nonconvertible Preferred Stocks - 2.1%
Automobiles - 2.1%
Automobile Manufacturers - 2.1%
Volkswagen AG
(Cost $1,131,744)	7,700	1,139,586

Money Market Funds - 12.4%
Fidelity Cash Central Fund, 0.60% (c)	1,017,632	1,017,836
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	5,710,699	5,711,841
TOTAL MONEY MARKET FUNDS
(Cost $6,729,544)		6,729,677
TOTAL INVESTMENT PORTFOLIO - 111.2%
(Cost $45,397,992)		60,127,892
NET OTHER ASSETS (LIABILITIES) - (11.2)%		(6,058,730)
NET ASSETS - 100%		$54,069,162

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,508
Fidelity Securities Lending Cash Central Fund	151,907
Total	$159,415

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$2,954,688

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	64.5%
Japan	20.2%
Switzerland	3.1%
Bailiwick of Jersey	3.1%
India	3.0%
Netherlands	3.0%
Germany	2.1%
France	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $5,614,518) — See accompanying schedule: Unaffiliated issuers (cost $38,668,448)	$53,398,215
Fidelity Central Funds (cost $6,729,544)	6,729,677
Total Investments (cost $45,397,992)		$60,127,892
Cash		63,064
Receivable for fund shares sold		42,729
Dividends receivable		74,684
Distributions receivable from Fidelity Central Funds		8,988
Prepaid expenses		219
Other receivables		3,927
Total assets		60,321,503
Liabilities
Payable for investments purchased	$63,064
Payable for fund shares redeemed	407,355
Accrued management fee	25,632
Other affiliated payables	13,037
Other payables and accrued expenses	32,803
Collateral on securities loaned	5,710,450
Total liabilities		6,252,341
Net Assets		$54,069,162
Net Assets consist of:
Paid in capital		$36,406,296
Distributions in excess of net investment income		(82,188)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,017,011
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,728,043
Net Assets, for 1,470,147 shares outstanding		$54,069,162
Net Asset Value, offering price and redemption price per share ($54,069,162 ÷ 1,470,147 shares)		$36.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$968,813
Income from Fidelity Central Funds (including $151,907 from security lending)		159,415
Total income		1,128,228
Expenses
Management fee	$331,231
Transfer agent fees	142,907
Accounting and security lending fees	25,627
Custodian fees and expenses	13,010
Independent trustees' fees and expenses	1,377
Registration fees	19,682
Audit	41,261
Legal	3,896
Miscellaneous	1,077
Total expenses before reductions	580,068
Expense reductions	(6,242)	573,826
Net investment income (loss)		554,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,165,683
Fidelity Central Funds	1,856
Foreign currency transactions	(3,005)
Total net realized gain (loss)		7,164,534
Change in net unrealized appreciation (depreciation) on: Investment securities	1,447,442
Assets and liabilities in foreign currencies	(428)
Total change in net unrealized appreciation (depreciation)		1,447,014
Net gain (loss)		8,611,548
Net increase (decrease) in net assets resulting from operations		$9,165,950

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$554,402	$1,613,597
Net realized gain (loss)	7,164,534	11,358,803
Change in net unrealized appreciation (depreciation)	1,447,014	(35,349,072)
Net increase (decrease) in net assets resulting from operations	9,165,950	(22,376,672)
Distributions to shareholders from net investment income	(804,065)	(1,044,092)
Distributions to shareholders from net realized gain	(3,128,021)	(14,444,816)
Total distributions	(3,932,086)	(15,488,908)
Share transactions
Proceeds from sales of shares	20,368,287	26,726,919
Reinvestment of distributions	3,717,039	14,872,884
Cost of shares redeemed	(40,996,727)	(75,869,391)
Net increase (decrease) in net assets resulting from share transactions	(16,911,401)	(34,269,588)
Redemption fees	1,913	2,686
Total increase (decrease) in net assets	(11,675,624)	(72,132,482)
Net Assets
Beginning of period	65,744,786	137,877,268
End of period	$54,069,162	$65,744,786
Other Information
Undistributed net investment income end of period	$–	$170,482
Distributions in excess of net investment income end of period	$(82,188)	$–
Shares
Sold	560,082	610,209
Issued in reinvestment of distributions	104,277	353,475
Redeemed	(1,143,684)	(1,838,445)
Net increase (decrease)	(479,325)	(874,761)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Automotive Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.72	$48.82	$56.95	$40.65	$38.05
Income from Investment Operations
Net investment income (loss)B	.33	.65	.42	.22	.24
Net realized and unrealized gain (loss)	5.22	(9.37)	3.05	16.96	2.65
Total from investment operations	5.55	(8.72)	3.47	17.18	2.89
Distributions from net investment income	(.52)	(.45)	(.38)	(.15)	(.26)
Distributions from net realized gain	(1.98)	(5.93)	(11.22)	(.73)	(.02)
Total distributions	(2.49)C	(6.38)	(11.60)	(.88)	(.29)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$36.78	$33.72	$48.82	$56.95	$40.65
Total ReturnF	16.80%	(20.00)%	8.04%	42.33%	7.64%
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%	.87%	.85%	.84%	.91%
Expenses net of fee waivers, if any	.96%	.87%	.85%	.84%	.91%
Expenses net of all reductions	.95%	.86%	.85%	.83%	.89%
Net investment income (loss)	.92%	1.49%	.82%	.43%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$54,069	$65,745	$137,877	$214,227	$142,959
Portfolio turnover rateI	83%	80%	71%	148%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.49 per share is comprised of distributions from net investment income of $.515 and distributions from net realized gain of $1.975 per share.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.261 and distributions from net realized gain of $.024 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	20.23%	15.34%	7.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,426	Construction and Housing Portfolio
$20,834	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Neil Nabar, who became sole Portfolio Manager on September 1, 2016, replacing Holger Boerner:  For the year, the fund’s 20.23% return lagged the 23.13% return of the MSCI U.S. IMI Construction & Housing 25/50 Index. It also underperformed the broad-based S&P 500®. Security selection detracted from performance versus the MSCI industry index, most notably in the residential REITs (real estate investment trusts) and homebuilding segments. The fund’s stake in Blu Homes, a privately-held, small-cap homebuilder focused on high-end, prefabricated modular homes, did the most damage, as executional challenges delayed the timetable for the company’s profitability. Another disappointment was Extra Space Storage, a specialized REIT that is one of the largest self-storage companies in the U.S. Its performance suffered as investors shifted away from more-defensive groups and toward more-economically sensitive ones. Blu and Extra Space were not in the MSCI industry index. On the upside, picks in the strong-performing construction materials group helped, with a notable contribution from the fund’s overweighting in Martin Marietta Materials. This top-10 holding benefited from growing expectations for increased infrastructure spending and its disproportionate exposure to Texas, which has exhibited some of the nation’s fastest growth in terms of construction-materials consumption.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	24.1	22.5
Lowe's Companies, Inc.	8.3	10.3
AvalonBay Communities, Inc.	6.2	6.6
Apartment Investment & Management Co. Class A	3.8	1.2
Martin Marietta Materials, Inc.	3.3	3.1
Camden Property Trust (SBI)	3.3	0.0
Fortune Brands Home & Security, Inc.	2.9	3.5
Johnson Controls International PLC	2.7	0.0
Lennar Corp. Class A	2.7	0.3
Vulcan Materials Co.	2.5	0.2
	59.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Specialty Retail	32.4%
Equity Real Estate Investment Trusts (Reits)	20.6%
Building Products	17.0%
Household Durables	11.5%
Construction & Engineering	8.8%
All Others*	9.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Specialty Retail	33.0%
Real Estate Investment Trusts	19.2%
Household Durables	15.1%
Building Products	14.4%
Construction Materials	7.0%
All Others*	11.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Construction and Housing Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Building Products - 17.0%
Building Products - 17.0%
A.O. Smith Corp.	185,884	$9,361,118
Builders FirstSource, Inc. (a)	335,408	4,340,180
Continental Building Products, Inc. (a)	163,073	3,987,135
Fortune Brands Home & Security, Inc.	201,084	11,628,688
Gibraltar Industries, Inc. (a)	98,452	4,080,835
Johnson Controls International PLC	264,054	11,074,425
Masco Corp.	51,000	1,722,780
Masonite International Corp. (a)	62,400	4,873,440
Owens Corning	163,643	9,571,479
Patrick Industries, Inc. (a)	33,100	2,643,035
Simpson Manufacturing Co. Ltd.	49,300	2,127,788
Trex Co., Inc. (a)	51,700	3,516,117
		68,927,020
Construction & Engineering - 8.8%
Construction & Engineering - 8.8%
Chicago Bridge & Iron Co. NV	104,016	3,491,817
EMCOR Group, Inc.	101,428	6,235,793
Fluor Corp.	141,424	7,833,475
Jacobs Engineering Group, Inc.	128,902	7,271,362
KBR, Inc.	242,954	3,656,458
MasTec, Inc. (a)	89,100	3,497,175
Valmont Industries, Inc.	22,000	3,459,500
		35,445,580
Construction Materials - 6.8%
Construction Materials - 6.8%
Martin Marietta Materials, Inc.	62,744	13,549,567
Summit Materials, Inc.	173,710	4,149,932
Vulcan Materials Co.	82,731	9,978,186
		27,677,685
Equity Real Estate Investment Trusts (REITs) - 20.6%
Residential REITs - 18.7%
American Homes 4 Rent Class A	197,469	4,693,838
Apartment Investment & Management Co. Class A	334,250	15,552,653
AvalonBay Communities, Inc.	135,498	24,901,822
Camden Property Trust (SBI)	158,922	13,452,747
Equity Lifestyle Properties, Inc.	115,100	9,164,262
Equity Residential (SBI)	123,950	7,817,527
		75,582,849
Specialized REITs - 1.9%
Extra Space Storage, Inc.	99,182	7,854,223

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		83,437,072

Household Durables - 11.5%
Home Furnishings - 1.0%
Mohawk Industries, Inc. (a)	17,753	4,018,569
Homebuilding - 10.0%
CalAtlantic Group, Inc.	77,577	2,740,795
Lennar Corp. Class A	224,510	10,953,843
M/I Homes, Inc.	84,600	1,996,560
NVR, Inc. (a)	4,649	8,995,676
Taylor Morrison Home Corp. (a)	164,115	3,303,635
Toll Brothers, Inc. (a)	169,275	5,779,049
TopBuild Corp. (a)	154,600	6,490,108
		40,259,666
Household Appliances - 0.5%
Whirlpool Corp.	11,556	2,063,786

TOTAL HOUSEHOLD DURABLES		46,342,021

Real Estate Management & Development - 2.1%
Real Estate Development - 1.1%
Howard Hughes Corp. (a)	36,492	4,246,574
Real Estate Operating Companies - 0.3%
The RMR Group, Inc.	25,032	1,311,677
Real Estate Services - 0.7%
Invitation Homes, Inc.	126,300	2,752,077

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		8,310,328

Specialty Retail - 32.4%
Home Improvement Retail - 32.4%
Home Depot, Inc.	671,860	97,359,231
Lowe's Companies, Inc.	452,670	33,665,068
		131,024,299
TOTAL COMMON STOCKS
(Cost $280,000,960)		401,164,005

Convertible Preferred Stocks - 0.0%
Household Durables - 0.0%
Homebuilding - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(b)
(Cost $4,000,001)	865,801	51,948

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (c)
(Cost $3,476,540)	3,475,845	3,476,540
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $287,477,501)		404,692,493
NET OTHER ASSETS (LIABILITIES) - 0.0%		(166,701)
NET ASSETS - 100%		$404,525,792

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $51,948 or 0.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,667
Fidelity Securities Lending Cash Central Fund	46,538
Total	$65,205

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$401,164,005	$401,164,005	$--	$--
Convertible Preferred Stocks	51,948	--	--	51,948
Money Market Funds	3,476,540	3,476,540	--	--
Total Investments in Securities:	$404,692,493	$404,640,545	$--	$51,948

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $284,000,961)	$401,215,953
Fidelity Central Funds (cost $3,476,540)	3,476,540
Total Investments (cost $287,477,501)		$404,692,493
Receivable for investments sold		2,958,368
Receivable for fund shares sold		1,088,991
Dividends receivable		101,702
Distributions receivable from Fidelity Central Funds		1,370
Prepaid expenses		1,944
Other receivables		9,818
Total assets		408,854,686
Liabilities
Payable for investments purchased	$3,363,273
Payable for fund shares redeemed	675,204
Accrued management fee	180,840
Other affiliated payables	74,315
Other payables and accrued expenses	35,262
Total liabilities		4,328,894
Net Assets		$404,525,792
Net Assets consist of:
Paid in capital		$275,253,476
Distributions in excess of net investment income		(84,156)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,141,480
Net unrealized appreciation (depreciation) on investments		117,214,992
Net Assets, for 6,555,925 shares outstanding		$404,525,792
Net Asset Value, offering price and redemption price per share ($404,525,792 ÷ 6,555,925 shares)		$61.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$6,481,126
Income from Fidelity Central Funds (including $46,538 from security lending)		65,205
Total income		6,546,331
Expenses
Management fee	$2,540,708
Transfer agent fees	854,574
Accounting and security lending fees	180,966
Custodian fees and expenses	24,206
Independent trustees' fees and expenses	10,257
Registration fees	36,972
Audit	40,774
Legal	7,379
Interest	923
Miscellaneous	6,083
Total expenses before reductions	3,702,842
Expense reductions	(28,283)	3,674,559
Net investment income (loss)		2,871,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,347,363
Fidelity Central Funds	125
Foreign currency transactions	(10,207)
Total net realized gain (loss)		45,337,281
Change in net unrealized appreciation (depreciation) on: Investment securities	31,572,021
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		31,572,029
Net gain (loss)		76,909,310
Net increase (decrease) in net assets resulting from operations		$79,781,082

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,871,772	$2,748,118
Net realized gain (loss)	45,337,281	(8,750,625)
Change in net unrealized appreciation (depreciation)	31,572,029	(43,593,256)
Net increase (decrease) in net assets resulting from operations	79,781,082	(49,595,763)
Distributions to shareholders from net investment income	(2,958,507)	(2,235,224)
Distributions to shareholders from net realized gain	(10,930,766)	(14,717,246)
Total distributions	(13,889,273)	(16,952,470)
Share transactions
Proceeds from sales of shares	139,679,030	351,705,660
Reinvestment of distributions	13,323,889	16,385,270
Cost of shares redeemed	(263,677,954)	(271,749,922)
Net increase (decrease) in net assets resulting from share transactions	(110,675,035)	96,341,008
Redemption fees	5,822	31,411
Total increase (decrease) in net assets	(44,777,404)	29,824,186
Net Assets
Beginning of period	449,303,196	419,479,010
End of period	$404,525,792	$449,303,196
Other Information
Distributions in excess of net investment income end of period	$(84,156)	$–
Shares
Sold	2,347,435	5,957,476
Issued in reinvestment of distributions	225,218	281,591
Redeemed	(4,467,875)	(4,809,523)
Net increase (decrease)	(1,895,222)	1,429,544

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Construction and Housing Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$53.16	$59.74	$57.48	$52.01	$40.01
Income from Investment Operations
Net investment income (loss)B	.37	.33	.29	.26	.19
Net realized and unrealized gain (loss)	10.29	(5.02)	8.53	9.65	12.47
Total from investment operations	10.66	(4.69)	8.82	9.91	12.66
Distributions from net investment income	(.45)	(.23)	(.29)	(.30)	(.14)
Distributions from net realized gain	(1.67)	(1.66)	(6.28)	(4.14)	(.53)
Total distributions	(2.12)	(1.89)	(6.56)C	(4.44)	(.67)
Redemption fees added to paid in capitalB	–D	–D	–D	–D	.01
Net asset value, end of period	$61.70	$53.16	$59.74	$57.48	$52.01
Total ReturnE	20.23%	(8.11)%	16.99%	19.84%	31.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.81%	.82%	.81%	.86%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.81%	.86%
Expenses net of all reductions	.79%	.80%	.82%	.81%	.86%
Net investment income (loss)	.62%	.57%	.52%	.47%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$404,526	$449,303	$419,479	$376,750	$781,007
Portfolio turnover rateH	87%	80%	71%	53%	47%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	15.29%	14.00%	8.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,604	Consumer Discretionary Portfolio
$20,834	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Peter Dixon:  For the year, the fund gained 15.29%, underperforming the 18.51% result of the MSCI U.S. IMI Consumer Discretionary 25/50 Index and the 24.98% return of the broader S&P 500® index. The sector tends to underperform the broad market in the later stages of the business cycle, as was the case this period. However, stocks here were supported by a number of positives, including wage growth and an improving job market, as well as the U.S. Federal Reserve's continued accommodative monetary policy. Versus the sector index, L Brands, whose brands include Bath & Body Works, saw its shares return about -36%, making it by far our largest relative detractor. The firm faced estimate cuts and its stock suffered from multiple compression amid the company’s Victoria’s Secret brand repositioning itself to build on its strengths, reduce discounts and align selling channels. L Brands remained one of the fund's largest overweightings at period end. Also detracting was G-III Apparel Group, maker of licensed goods for brands such as Calvin Klein and Tommy Hilfiger. The fund was overweighted G-III during the first half of the period, which hurt when shares fell in July, after the stock was downgraded and investors viewed G-III's proposed acquisition of Donna Karan International as too expensive. Shares tumbled again in late August, after the firm announced disappointing quarterly financial results and lowered its fiscal 2017 guidance. We sold the fund’s stake here by period end. The fund’s sizable stake in shares of well-known athletic apparel and footwear giant Nike also hurt. Conversely, cable distributor Charter Communications, was by far our biggest relative contributor this period. Its share price rose in August after the company reported solid earnings gains from its roughly $70 billion acquisition of Time Warner Cable – along with internet provider Bright House Networks – completed in May. The merger propelled Charter from a minor player to the third-largest U.S. pay-TV company. In December, Charter shares further benefited from anticipation of greater-than-expected synergies from the acquisition. Amazon was the fund's largest holding and also a significant contributor this fiscal year, as our position returned about 52%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	14.9	15.0
Home Depot, Inc.	9.7	8.5
The Walt Disney Co.	9.6	8.3
Charter Communications, Inc. Class A	7.0	7.4
NIKE, Inc. Class B	6.4	5.4
Dollar Tree, Inc.	4.4	0.9
TJX Companies, Inc.	4.2	1.5
L Brands, Inc.	3.4	4.8
Comcast Corp. Class A	3.3	2.3
Interpublic Group of Companies, Inc.	2.7	2.7
	65.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Media	27.0%
Specialty Retail	20.4%
Internet & Direct Marketing Retail	17.2%
Hotels, Restaurants & Leisure	12.7%
Textiles, Apparel & Luxury Goods	8.0%
All Others*	14.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Specialty Retail	25.8%
Media	23.6%
Internet & Catalog Retail	17.2%
Hotels, Restaurants & Leisure	15.0%
Textiles, Apparel & Luxury Goods	8.1%
All Others*	10.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Consumer Discretionary Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Auto Components - 1.0%
Auto Parts & Equipment - 1.0%
Tenneco, Inc.	134,116	$8,625,000
Automobiles - 0.1%
Automobile Manufacturers - 0.1%
Ferrari NV	13,200	858,792
Beverages - 1.0%
Soft Drinks - 1.0%
Monster Beverage Corp. (a)	205,520	8,516,749
Distributors - 1.3%
Distributors - 1.3%
LKQ Corp. (a)	346,669	10,947,807
Food & Staples Retailing - 0.1%
Food Retail - 0.1%
Zhou Hei Ya International Holdings Co. Ltd.	1,165,500	1,017,930
Hotels, Restaurants & Leisure - 12.7%
Casinos & Gaming - 1.3%
Churchill Downs, Inc.	6,900	1,037,070
Las Vegas Sands Corp.	185,770	9,836,522
		10,873,592
Hotels, Resorts & Cruise Lines - 3.5%
Hilton Grand Vacations, Inc. (a)	135,187	4,047,499
Hilton Worldwide Holdings, Inc.	193,386	11,061,679
Marriott International, Inc. Class A	82,744	7,197,901
Park Hotels & Resorts, Inc.	270,375	6,905,378
		29,212,457
Leisure Facilities - 1.6%
International Speedway Corp. Class A	64,000	2,374,400
Vail Resorts, Inc.	60,189	10,905,043
		13,279,443
Restaurants - 6.3%
Buffalo Wild Wings, Inc. (a)	54,600	8,463,000
Darden Restaurants, Inc.	143,700	10,731,516
Del Frisco's Restaurant Group, Inc. (a)	143,557	2,282,556
Domino's Pizza, Inc.	38,700	7,345,647
Jack in the Box, Inc.	56,501	5,294,709
McDonald's Corp.	3,660	467,199
Starbucks Corp.	266,500	15,155,855
U.S. Foods Holding Corp.	88,267	2,431,756
		52,172,238

TOTAL HOTELS, RESTAURANTS & LEISURE		105,537,730

Household Durables - 0.8%
Household Appliances - 0.8%
Techtronic Industries Co. Ltd.	1,905,500	6,823,854
Household Products - 2.3%
Household Products - 2.3%
Spectrum Brands Holdings, Inc. (b)	137,602	18,675,343
Internet & Direct Marketing Retail - 17.2%
Internet & Direct Marketing Retail - 17.2%
Amazon.com, Inc. (a)	146,300	123,629,353
Liberty Interactive Corp. QVC Group Series A (a)	541,510	10,223,709
Ocado Group PLC (a)(b)	2,670,156	8,250,025
		142,103,087
Leisure Products - 1.4%
Leisure Products - 1.4%
Hasbro, Inc.	17,800	1,724,286
Mattel, Inc.	384,200	9,885,466
		11,609,752
Media - 26.6%
Advertising - 2.7%
Interpublic Group of Companies, Inc.	937,057	22,583,074
Broadcasting - 0.3%
CBS Corp. Class B	35,700	2,353,344
Cable & Satellite - 11.4%
Charter Communications, Inc. Class A (a)	180,369	58,270,009
Comcast Corp. Class A	734,800	27,496,216
Naspers Ltd. Class N	27,500	4,396,311
Sirius XM Holdings, Inc. (b)	858,100	4,367,729
		94,530,265
Movies & Entertainment - 12.2%
The Walt Disney Co.	724,547	79,765,379
Time Warner, Inc.	219,500	21,557,095
		101,322,474

TOTAL MEDIA		220,789,157

Multiline Retail - 5.2%
General Merchandise Stores - 5.2%
B&M European Value Retail S.A.	1,752,654	6,485,196
Dollar Tree, Inc. (a)	479,221	36,746,666
		43,231,862
Personal Products - 0.3%
Personal Products - 0.3%
Herbalife Ltd. (a)	36,200	2,044,938
Software - 0.6%
Application Software - 0.6%
Mobileye NV (a)	110,900	5,048,168
Specialty Retail - 20.4%
Apparel Retail - 9.8%
L Brands, Inc.	537,625	28,289,828
Ross Stores, Inc.	240,259	16,476,962
TJX Companies, Inc.	446,295	35,011,843
Zumiez, Inc. (a)	76,398	1,558,519
		81,337,152
Automotive Retail - 0.9%
O'Reilly Automotive, Inc. (a)	27,585	7,495,120
Home Improvement Retail - 9.7%
Home Depot, Inc.	554,100	80,294,631

TOTAL SPECIALTY RETAIL		169,126,903

Textiles, Apparel & Luxury Goods - 8.0%
Apparel, Accessories & Luxury Goods - 1.6%
Regina Miracle International Holdings Ltd. (b)	1,289,606	1,015,019
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	71,500	1,474,330
VF Corp.	200,694	10,526,400
		13,015,749
Footwear - 6.4%
NIKE, Inc. Class B	929,250	53,115,930

TOTAL TEXTILES, APPAREL & LUXURY GOODS		66,131,679

TOTAL COMMON STOCKS
(Cost $683,361,518)		821,088,751
	Principal Amount	Value

Convertible Bonds - 0.4%
Media - 0.4%
Cable & Satellite - 0.4%
DISH Network Corp. 3.375% 8/15/26 (c)
(Cost $2,780,000)	2,780,000	3,346,425
	Shares	Value

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.60% (d)	24,301,409	24,306,269
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	27,875,443	27,881,018
TOTAL MONEY MARKET FUNDS
(Cost $52,180,921)		52,187,287
TOTAL INVESTMENT PORTFOLIO - 105.7%
(Cost $738,322,439)		876,622,463
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(47,630,519)
NET ASSETS - 100%		$828,991,944

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,346,425 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$136,509
Fidelity Securities Lending Cash Central Fund	1,013,701
Total	$1,150,210

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$821,088,751	$816,692,440	$4,396,311	$--
Convertible Bonds	3,346,425	--	3,346,425	--
Money Market Funds	52,187,287	52,187,287	--	--
Total Investments in Securities:	$876,622,463	$868,879,727	$7,742,736	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$11,676,068
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $26,551,277) — See accompanying schedule: Unaffiliated issuers (cost $686,141,518)	$824,435,176
Fidelity Central Funds (cost $52,180,921)	52,187,287
Total Investments (cost $738,322,439)		$876,622,463
Receivable for investments sold		1,820,422
Receivable for fund shares sold		995,335
Dividends receivable		1,739,411
Interest receivable		4,170
Distributions receivable from Fidelity Central Funds		37,436
Prepaid expenses		4,037
Other receivables		21,974
Total assets		881,245,248
Liabilities
Payable for investments purchased	$313,736
Payable for fund shares redeemed	23,493,606
Accrued management fee	388,294
Other affiliated payables	146,014
Other payables and accrued expenses	36,104
Collateral on securities loaned	27,875,550
Total liabilities		52,253,304
Net Assets		$828,991,944
Net Assets consist of:
Paid in capital		$692,922,720
Distributions in excess of net investment income		(329,110)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,895,516)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		138,293,850
Net Assets, for 22,402,734 shares outstanding		$828,991,944
Net Asset Value, offering price and redemption price per share ($828,991,944 ÷ 22,402,734 shares)		$37.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$12,566,636
Interest		52,907
Income from Fidelity Central Funds (including $1,013,701 from security lending)		1,150,210
Total income		13,769,753
Expenses
Management fee	$5,541,926
Transfer agent fees	1,680,921
Accounting and security lending fees	345,440
Custodian fees and expenses	26,053
Independent trustees' fees and expenses	22,629
Registration fees	30,656
Audit	48,221
Legal	17,881
Interest	85
Miscellaneous	14,630
Total expenses before reductions	7,728,442
Expense reductions	(51,427)	7,677,015
Net investment income (loss)		6,092,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,686,538
Redemptions in-kind with affiliated entities	63,305,455
Fidelity Central Funds	2,077
Foreign currency transactions	(57,127)
Total net realized gain (loss)		106,936,943
Change in net unrealized appreciation (depreciation) on: Investment securities	18,937,761
Assets and liabilities in foreign currencies	(233)
Total change in net unrealized appreciation (depreciation)		18,937,528
Net gain (loss)		125,874,471
Net increase (decrease) in net assets resulting from operations		$131,967,209

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,092,738	$8,431,034
Net realized gain (loss)	106,936,943	(30,256,761)
Change in net unrealized appreciation (depreciation)	18,937,528	(42,278,954)
Net increase (decrease) in net assets resulting from operations	131,967,209	(64,104,681)
Distributions to shareholders from net investment income	(7,587,944)	(6,151,529)
Distributions to shareholders from net realized gain	–	(36,964,370)
Total distributions	(7,587,944)	(43,115,899)
Share transactions
Proceeds from sales of shares	189,032,213	430,866,530
Reinvestment of distributions	7,429,891	42,462,193
Cost of shares redeemed	(610,875,058)	(326,103,388)
Net increase (decrease) in net assets resulting from share transactions	(414,412,954)	147,225,335
Redemption fees	4,452	28,212
Total increase (decrease) in net assets	(290,029,237)	40,032,967
Net Assets
Beginning of period	1,119,021,181	1,078,988,214
End of period	$828,991,944	$1,119,021,181
Other Information
Undistributed net investment income end of period	$–	$1,145,499
Distributions in excess of net investment income end of period	$(329,110)	$–
Shares
Sold	5,346,026	12,418,787
Issued in reinvestment of distributions	208,347	1,227,860
Redeemed	(17,715,321)	(9,712,724)
Net increase (decrease)	(12,160,948)	3,933,923

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Discretionary Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.38	$35.23	$33.30	$27.40	$25.97
Income from Investment Operations
Net investment income (loss)B	.21	.24	.15	.04	.11
Net realized and unrealized gain (loss)	4.73	(1.79)	4.39	8.67	3.70
Total from investment operations	4.94	(1.55)	4.54	8.71	3.81
Distributions from net investment income	(.32)	(.18)	(.11)	(.03)	(.11)
Distributions from net realized gain	–	(1.13)	(2.51)	(2.77)	(2.27)
Total distributions	(.32)	(1.30)C	(2.61)D	(2.81)E	(2.38)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$37.00	$32.38	$35.23	$33.30	$27.40
Total ReturnG	15.29%	(4.60)%	14.79%	32.17%	15.38%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.77%	.79%	.82%	.86%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.82%	.86%
Expenses net of all reductions	.76%	.76%	.79%	.81%	.84%
Net investment income (loss)	.60%	.71%	.46%	.14%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$828,992	$1,119,021	$1,078,988	$557,868	$397,925
Portfolio turnover rateJ	39%K	69%	109%K	138%	170%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

 D Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

 E Total distributions of 2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	11.26%	11.92%	9.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,883	Leisure Portfolio
$20,834	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Katherine Shaw:  For the year, the fund gained 11.26%, underperforming the 15.61% result of the MSCI U.S. IMI Consumer Services 25/50 Index and the S&P 500®. Versus the MSCI index, stock selection in the education services area was by far the largest detractor, with textbook publisher Houghton Mifflin Harcourt the fund’s biggest individual relative detractor. As it became apparent that a textbook-refresh cycle might not happen with any significant magnitude, given the shift to online materials in the classroom, I lost confidence the company could benefit from this paradigm shift, and I eliminated the position, hurting the fund's result. Long-time holding Starbucks, a coffee-chain retailer, also performed poorly. Slower growth and disappointing financial results weighed on shares, which returned -1% for the past 12 months. On the upside, stock picking and an overweighting in leisure facilities, led by a sizable stake in ski-resort operator Vail Resorts, lifted the fund’s relative result the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	19.4	21.0
McDonald's Corp.	11.5	10.8
Las Vegas Sands Corp.	6.7	6.8
Marriott International, Inc. Class A	6.0	4.9
Yum! Brands, Inc.	5.6	8.3
Chipotle Mexican Grill, Inc.	3.7	4.1
Wyndham Worldwide Corp.	3.4	4.7
Vail Resorts, Inc.	3.3	2.9
Jack in the Box, Inc.	3.1	2.6
MGM Mirage, Inc.	3.1	2.7
	65.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Hotels, Restaurants & Leisure	87.0%
Diversified Consumer Services	2.7%
Specialty Retail	1.5%
Internet Software & Services	1.3%
Internet & Direct Marketing Retail	0.9%
All Others*	6.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Hotels, Restaurants & Leisure	90.3%
Diversified Consumer Services	4.4%
Internet Software & Services	1.6%
Commercial Services & Supplies	0.9%
Food Products	0.7%
All Others*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Leisure Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Automobiles - 0.1%
Automobile Manufacturers - 0.1%
Thor Industries, Inc.	1,900	$210,558
Beverages - 0.4%
Distillers & Vintners - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	9,100	1,445,171
Commercial Services & Supplies - 0.9%
Diversified Support Services - 0.9%
KAR Auction Services, Inc.	82,500	3,697,650
Diversified Consumer Services - 2.7%
Specialized Consumer Services - 2.7%
Service Corp. International	96,600	2,968,518
ServiceMaster Global Holdings, Inc. (a)	198,034	7,887,694
		10,856,212
Food & Staples Retailing - 0.7%
Food Distributors - 0.5%
Performance Food Group Co. (a)	93,300	2,201,880
Hypermarkets & Super Centers - 0.2%
Costco Wholesale Corp.	3,700	655,566

TOTAL FOOD & STAPLES RETAILING		2,857,446

Food Products - 0.1%
Packaged Foods & Meats - 0.1%
Amplify Snack Brands, Inc. (a)(b)	34,600	346,692
Hotels, Restaurants & Leisure - 87.0%
Casinos & Gaming - 10.5%
Boyd Gaming Corp. (a)	25,800	507,486
Churchill Downs, Inc.	3,023	454,357
Las Vegas Sands Corp.	512,508	27,137,299
Melco Crown Entertainment Ltd. sponsored ADR	84,300	1,379,991
MGM Mirage, Inc.	469,900	12,353,671
Wynn Resorts Ltd.	3,700	355,755
		42,188,559
Hotels, Resorts & Cruise Lines - 14.9%
Extended Stay America, Inc. unit	216,151	3,739,412
Hilton Grand Vacations, Inc. (a)	3,012	90,179
Hilton Worldwide Holdings, Inc.	200,697	11,479,868
Marriott International, Inc. Class A	278,096	24,191,571
Park Hotels & Resorts, Inc.	6,022	153,802
Royal Caribbean Cruises Ltd.	72,806	6,996,657
Wyndham Worldwide Corp.	162,314	13,511,017
		60,162,506
Leisure Facilities - 4.2%
Cedar Fair LP (depositary unit)	52,043	3,563,905
Vail Resorts, Inc.	74,392	13,478,343
		17,042,248
Restaurants - 57.4%
ARAMARK Holdings Corp.	64,900	2,319,526
Buffalo Wild Wings, Inc. (a)	49,734	7,708,770
Chipotle Mexican Grill, Inc. (a)	35,172	14,727,923
Dave & Buster's Entertainment, Inc. (a)	73,614	4,209,985
Del Frisco's Restaurant Group, Inc. (a)	181,600	2,887,440
Del Taco Restaurants, Inc. (a)	66,581	826,270
Domino's Pizza, Inc.	55,800	10,591,398
Dunkin' Brands Group, Inc.	102,900	5,660,529
Habit Restaurants, Inc. Class A (a)(b)	12,200	164,090
Jack in the Box, Inc.	134,080	12,564,637
McDonald's Corp.	361,910	46,197,812
Panera Bread Co. Class A (a)(b)	39,086	9,021,049
Papa John's International, Inc.	75,243	5,938,178
Red Robin Gourmet Burgers, Inc. (a)	200	9,130
Ruth's Hospitality Group, Inc.	167,162	2,816,680
Starbucks Corp.	1,374,500	78,167,813
U.S. Foods Holding Corp.	80,233	2,210,419
Wendy's Co.	71,200	992,528
Wingstop, Inc. (b)	66,550	1,750,265
Yum! Brands, Inc.	344,836	22,524,688
		231,289,130

TOTAL HOTELS, RESTAURANTS & LEISURE		350,682,443

Household Durables - 0.1%
Household Appliances - 0.1%
Helen of Troy Ltd. (a)	4,500	439,650
Household Products - 0.3%
Household Products - 0.3%
Spectrum Brands Holdings, Inc.	10,000	1,357,200
Internet & Direct Marketing Retail - 0.9%
Internet & Direct Marketing Retail - 0.9%
Amazon.com, Inc. (a)	3,000	2,535,120
Liberty Interactive Corp. QVC Group Series A (a)	67,500	1,274,400
		3,809,520
Internet Software & Services - 1.3%
Internet Software & Services - 1.3%
2U, Inc. (a)	86,985	3,179,302
Facebook, Inc. Class A (a)	15,700	2,127,978
		5,307,280
IT Services - 0.6%
Data Processing & Outsourced Services - 0.6%
Global Payments, Inc.	15,700	1,251,133
Visa, Inc. Class A	13,200	1,160,808
		2,411,941
Media - 0.5%
Cable & Satellite - 0.2%
Charter Communications, Inc. Class A (a)	3,288	1,062,221
Movies & Entertainment - 0.3%
The Walt Disney Co.	10,100	1,111,909

TOTAL MEDIA		2,174,130

Multiline Retail - 0.5%
General Merchandise Stores - 0.5%
Dollar Tree, Inc. (a)	24,100	1,847,988
Personal Products - 0.1%
Personal Products - 0.1%
Herbalife Ltd. (a)	7,900	446,271
Specialty Retail - 1.5%
Apparel Retail - 1.0%
Burlington Stores, Inc. (a)	11,800	1,050,318
L Brands, Inc.	15,500	815,610
TJX Companies, Inc.	27,000	2,118,150
		3,984,078
Home Improvement Retail - 0.4%
Home Depot, Inc.	10,500	1,521,555
Specialty Stores - 0.1%
Sally Beauty Holdings, Inc. (a)	25,600	559,872

TOTAL SPECIALTY RETAIL		6,065,505

Technology Hardware, Storage & Peripherals - 0.2%
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.	6,000	821,940
Textiles, Apparel & Luxury Goods - 0.4%
Apparel, Accessories & Luxury Goods - 0.4%
LVMH Moet Hennessy - Louis Vuitton SA	5,005	1,005,408
PVH Corp.	4,465	408,994
		1,414,402
TOTAL COMMON STOCKS
(Cost $224,859,427)		396,191,999

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 0.60% (c)	7,092,481	7,093,899
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	6,213,099	6,214,341
TOTAL MONEY MARKET FUNDS
(Cost $13,307,838)		13,308,240
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $238,167,265)		409,500,239
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(6,559,657)
NET ASSETS - 100%		$402,940,582

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39,543
Fidelity Securities Lending Cash Central Fund	134,850
Total	$174,393

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$396,191,999	$395,186,591	$1,005,408	$--
Money Market Funds	13,308,240	13,308,240	--	--
Total Investments in Securities:	$409,500,239	$408,494,831	$1,005,408	$--

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $6,066,516) — See accompanying schedule: Unaffiliated issuers (cost $224,859,427)	$396,191,999
Fidelity Central Funds (cost $13,307,838)	13,308,240
Total Investments (cost $238,167,265)		$409,500,239
Receivable for investments sold		984,033
Receivable for fund shares sold		135,574
Dividends receivable		500,588
Distributions receivable from Fidelity Central Funds		8,917
Prepaid expenses		1,481
Other receivables		3,797
Total assets		411,134,629
Liabilities
Payable for investments purchased	$392,450
Payable for fund shares redeemed	1,301,661
Accrued management fee	184,606
Other affiliated payables	72,584
Other payables and accrued expenses	35,096
Collateral on securities loaned	6,207,650
Total liabilities		8,194,047
Net Assets		$402,940,582
Net Assets consist of:
Paid in capital		$237,282,326
Undistributed net investment income		54,750
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,729,468)
Net unrealized appreciation (depreciation) on investments		171,332,974
Net Assets, for 2,850,324 shares outstanding		$402,940,582
Net Asset Value, offering price and redemption price per share ($402,940,582 ÷ 2,850,324 shares)		$141.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$7,753,087
Income from Fidelity Central Funds (including $134,850 from security lending)		174,393
Total income		7,927,480
Expenses
Management fee	$2,216,961
Transfer agent fees	725,302
Accounting and security lending fees	162,758
Custodian fees and expenses	14,402
Independent trustees' fees and expenses	8,946
Registration fees	36,544
Audit	42,148
Legal	8,752
Interest	259
Miscellaneous	5,317
Total expenses before reductions	3,221,389
Expense reductions	(18,192)	3,203,197
Net investment income (loss)		4,724,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,110,049
Fidelity Central Funds	6,213
Foreign currency transactions	(5,191)
Total net realized gain (loss)		4,111,071
Change in net unrealized appreciation (depreciation) on: Investment securities	33,167,504
Assets and liabilities in foreign currencies	1,526
Total change in net unrealized appreciation (depreciation)		33,169,030
Net gain (loss)		37,280,101
Net increase (decrease) in net assets resulting from operations		$42,004,384

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,724,283	$4,969,391
Net realized gain (loss)	4,111,071	6,756,248
Change in net unrealized appreciation (depreciation)	33,169,030	(31,612,720)
Net increase (decrease) in net assets resulting from operations	42,004,384	(19,887,081)
Distributions to shareholders from net investment income	(3,947,620)	(4,443,299)
Distributions to shareholders from net realized gain	–	(19,302,225)
Total distributions	(3,947,620)	(23,745,524)
Share transactions
Proceeds from sales of shares	56,175,802	153,197,305
Reinvestment of distributions	3,699,415	22,420,095
Cost of shares redeemed	(111,769,338)	(160,521,528)
Net increase (decrease) in net assets resulting from share transactions	(51,894,121)	15,095,872
Redemption fees	6,683	12,188
Total increase (decrease) in net assets	(13,830,674)	(28,524,545)
Net Assets
Beginning of period	416,771,256	445,295,801
End of period	$402,940,582	$416,771,256
Other Information
Undistributed net investment income end of period	$54,750	$–
Distributions in excess of net investment income end of period	$–	$(253,677)
Shares
Sold	417,493	1,101,279
Issued in reinvestment of distributions	26,364	170,326
Redeemed	(841,666)	(1,201,292)
Net increase (decrease)	(397,809)	70,313

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Leisure Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$128.31	$140.13	$135.06	$108.30	$106.53
Income from Investment Operations
Net investment income (loss)B	1.56	1.47	1.31	1.40C	1.40D
Net realized and unrealized gain (loss)	12.88	(6.24)	14.80	35.09	6.22
Total from investment operations	14.44	(4.77)	16.11	36.49	7.62
Distributions from net investment income	(1.38)	(1.30)	(1.47)	(1.01)	(1.36)
Distributions from net realized gain	–	(5.75)	(9.57)	(8.72)	(4.50)
Total distributions	(1.38)	(7.05)	(11.04)	(9.73)	(5.86)
Redemption fees added to paid in capitalB	–E	–E	–E	–E	.01
Net asset value, end of period	$141.37	$128.31	$140.13	$135.06	$108.30
Total ReturnF	11.26%	(3.48)%	12.91%	34.71%	7.52%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.79%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.82%	.85%
Expenses net of all reductions	.79%	.78%	.80%	.81%	.83%
Net investment income (loss)	1.17%	1.08%	1.00%	1.13%C	1.33%D
Supplemental Data
Net assets, end of period (000 omitted)	$402,941	$416,771	$445,296	$568,149	$347,701
Portfolio turnover rateI	23%	48%	32%J	65%	90%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	26.85%	16.89%	10.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,078	Multimedia Portfolio
$20,834	S&P 500® Index

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Nidhi Gupta:  For the year, the fund gained 26.85%, topping the 25.99% result of the MSCI U.S. IMI Consumer Services 25/50 Index, and outperforming the S&P 500®. The continued rise of new media platforms helped multimedia stocks outperform the broader market for the year. Versus the MSCI industry index, stock selection in cable & satellite was by far the largest contributor to the fund’s result, led by a stake in cable-services giant Charter Communications. After reporting strong earnings following its purchase of Time Warner Cable – and concurrent acquisition of internet provider Bright House Networks, Charter saw its shares rally. Also in cable & satellite, underweighting distributor Liberty Global proved positive. The company delivered weaker-than-expected financial results during the period in both its video and broadband businesses, which weighed heavily on its stock price. Conversely, unfavorable timing in media network owner AMC Networks detracted from the fund’s return versus the MSCI index. I started the period with an overweighting in this company, believing AMC could be a prime acquisition target. However, weak fundamentals dampened the stock’s performance, and I sold it in July to take advantage of other opportunities. AMC continued to underperform through period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Multimedia Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Comcast Corp. Class A	18.1	21.9
The Walt Disney Co.	17.7	21.4
Charter Communications, Inc. Class A	8.2	9.0
Time Warner, Inc.	5.0	5.1
Liberty Global PLC Class C	4.7	3.0
Twenty-First Century Fox, Inc. Class A	3.3	2.7
Facebook, Inc. Class A	3.1	3.6
Interpublic Group of Companies, Inc.	2.9	2.7
DISH Network Corp. Class A	2.8	2.2
Lions Gate Entertainment Corp. Class B	2.7	1.9
	68.5

Top Industries (% of fund's net assets)

As of February 28, 2017
Media	87.6%
Internet Software & Services	5.6%
Technology Hardware, Storage & Peripherals	2.0%
Internet & Direct Marketing Retail	1.9%
All Others*	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Media	89.9%
Internet Software & Services	6.6%
Internet & Catalog Retail	3.8%
All Others*,**	(0.3)%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

 ** Not included in the pie chart

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Multimedia Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Internet & Direct Marketing Retail - 1.9%
Internet & Direct Marketing Retail - 1.9%
Expedia, Inc.	50,500	$6,011,520
Netflix, Inc. (a)	47,400	6,736,962
		12,748,482
Internet Software & Services - 5.6%
Internet Software & Services - 5.6%
Alphabet, Inc.:
Class A (a)	10,200	8,618,286
Class C (a)	10,414	8,572,909
Facebook, Inc. Class A (a)	153,700	20,832,498
		38,023,693
Media - 87.6%
Advertising - 3.9%
Interpublic Group of Companies, Inc.	828,000	19,954,800
Omnicom Group, Inc.	79,000	6,722,900
		26,677,700
Broadcasting - 4.8%
CBS Corp. Class B	249,800	16,466,816
Cumulus Media, Inc. Class A (a)	26	17
Discovery Communications, Inc.:
Class A (a)	450	12,942
Class C (non-vtg.) (a)	584,900	16,418,143
Entercom Communications Corp. Class A (b)	3,053	47,779
		32,945,697
Cable & Satellite - 39.5%
Charter Communications, Inc. Class A (a)	172,371	55,686,175
Comcast Corp. Class A	3,286,300	122,973,347
DISH Network Corp. Class A (a)	302,500	18,755,000
Liberty Broadband Corp.:
Class A (a)	156,923	13,222,332
Class C (a)	93,640	8,047,422
Liberty Global PLC:
Class A (a)	17,338	618,967
Class C (a)	917,247	32,186,197
Sirius XM Holdings, Inc. (b)	3,406,800	17,340,612
		268,830,052
Movies & Entertainment - 39.4%
AMC Entertainment Holdings, Inc. Class A	43,583	1,366,327
Cinemark Holdings, Inc.	380,000	15,910,600
Liberty Media Corp. Liberty SiriusXM Class C (a)	420,586	16,373,413
Lions Gate Entertainment Corp.:
Class A (b)	235,388	6,301,337
Class B (a)	732,533	18,298,674
Live Nation Entertainment, Inc. (a)	290,400	8,250,264
The Madison Square Garden Co. (a)	52,099	9,344,477
The Walt Disney Co.	1,091,104	120,119,639
Time Warner, Inc.	348,282	34,204,775
Twenty-First Century Fox, Inc.:
Class A	747,807	22,374,385
Class B	84,400	2,477,140
Viacom, Inc. Class B (non-vtg.)	296,800	12,895,960
		267,916,991
Publishing - 0.0%
Gannett Co., Inc.	6,937	60,491

TOTAL MEDIA		596,430,931

Technology Hardware, Storage & Peripherals - 2.0%
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	101,100	13,849,689
TOTAL COMMON STOCKS
(Cost $365,635,953)		661,052,795

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.60% (c)	3,992,922	3,993,721
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	23,819,366	23,824,130
TOTAL MONEY MARKET FUNDS
(Cost $27,815,865)		27,817,851
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $393,451,818)		688,870,646
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(8,478,896)
NET ASSETS - 100%		$680,391,750

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,193
Fidelity Securities Lending Cash Central Fund	505,742
Total	$528,935

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $22,242,658) — See accompanying schedule: Unaffiliated issuers (cost $365,635,953)	$661,052,795
Fidelity Central Funds (cost $27,815,865)	27,817,851
Total Investments (cost $393,451,818)		$688,870,646
Receivable for investments sold		15,951,873
Receivable for fund shares sold		765,270
Dividends receivable		289,642
Distributions receivable from Fidelity Central Funds		17,558
Prepaid expenses		2,055
Other receivables		1,918
Total assets		705,898,962
Liabilities
Payable to custodian bank	$191
Payable for fund shares redeemed	1,219,675
Accrued management fee	308,476
Other affiliated payables	126,651
Other payables and accrued expenses	33,281
Collateral on securities loaned	23,818,938
Total liabilities		25,507,212
Net Assets		$680,391,750
Net Assets consist of:
Paid in capital		$380,701,375
Distributions in excess of net investment income		(167,902)
Accumulated undistributed net realized gain (loss) on investments		4,439,449
Net unrealized appreciation (depreciation) on investments		295,418,828
Net Assets, for 8,425,448 shares outstanding		$680,391,750
Net Asset Value, offering price and redemption price per share ($680,391,750 ÷ 8,425,448 shares)		$80.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$5,885,848
Income from Fidelity Central Funds (including $505,742 from security lending)		528,935
Total income		6,414,783
Expenses
Management fee	$3,145,853
Transfer agent fees	1,228,514
Accounting and security lending fees	221,693
Custodian fees and expenses	13,881
Independent trustees' fees and expenses	12,494
Registration fees	26,272
Audit	41,961
Legal	9,127
Interest	302
Miscellaneous	8,699
Total expenses before reductions	4,708,796
Expense reductions	(15,321)	4,693,475
Net investment income (loss)		1,721,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,245,169
Fidelity Central Funds	3,267
Total net realized gain (loss)		33,248,436
Change in net unrealized appreciation (depreciation) on investment securities		102,417,983
Net gain (loss)		135,666,419
Net increase (decrease) in net assets resulting from operations		$137,387,727

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,721,308	$2,549,854
Net realized gain (loss)	33,248,436	54,342,127
Change in net unrealized appreciation (depreciation)	102,417,983	(136,778,350)
Net increase (decrease) in net assets resulting from operations	137,387,727	(79,886,369)
Distributions to shareholders from net investment income	(2,410,179)	(1,958,887)
Distributions to shareholders from net realized gain	(39,255,107)	(45,417,906)
Total distributions	(41,665,286)	(47,376,793)
Share transactions
Proceeds from sales of shares	142,629,475	135,578,462
Reinvestment of distributions	40,020,773	45,576,045
Cost of shares redeemed	(174,102,382)	(280,779,334)
Net increase (decrease) in net assets resulting from share transactions	8,547,866	(99,624,827)
Redemption fees	3,008	18,383
Total increase (decrease) in net assets	104,273,315	(226,869,606)
Net Assets
Beginning of period	576,118,435	802,988,041
End of period	$680,391,750	$576,118,435
Other Information
Undistributed net investment income end of period	$–	$520,969
Distributions in excess of net investment income end of period	$(167,902)	$–
Shares
Sold	1,849,202	1,657,134
Issued in reinvestment of distributions	546,111	601,289
Redeemed	(2,369,431)	(3,594,976)
Net increase (decrease)	25,882	(1,336,553)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Multimedia Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$68.59	$82.48	$81.74	$61.55	$48.48
Income from Investment Operations
Net investment income (loss)B	.22	.27	.22	.20	.53C
Net realized and unrealized gain (loss)	17.53	(8.82)	7.62	22.46	12.96
Total from investment operations	17.75	(8.55)	7.84	22.66	13.49
Distributions from net investment income	(.33)	(.23)	(.20)	(.19)	(.43)
Distributions from net realized gain	(5.26)	(5.12)	(6.89)	(2.30)	–
Total distributions	(5.59)	(5.34)D	(7.10)E	(2.48)F	(.43)
Redemption fees added to paid in capitalB	–G	–G	–G	.01	.01
Net asset value, end of period	$80.75	$68.59	$82.48	$81.74	$61.55
Total ReturnH	26.85%	(10.88)%	10.16%	37.01%	27.91%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.81%	.81%	.81%	.88%
Expenses net of fee waivers, if any	.82%	.81%	.81%	.81%	.88%
Expenses net of all reductions	.82%	.80%	.81%	.80%	.88%
Net investment income (loss)	.30%	.34%	.27%	.27%	.97%C
Supplemental Data
Net assets, end of period (000 omitted)	$680,392	$576,118	$802,988	$1,008,988	$657,366
Portfolio turnover rateK	33%	42%	55%	111%	30%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

 D Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

 E Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

 F Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	17.20%	18.48%	12.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,913	Retailing Portfolio
$20,834	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Nicola Stafford:  For the year, the fund gained 17.20%, just lagging the 17.71% result of the MSCI U.S. IMI Retailing 25/50 Index, but trailing the 24.98% return of the broader S&P 500® index. The sector tends to underperform the broad market in the later stages of the business cycle, as was the case this period. However, stocks here were supported by a number of positives, including wage growth and an improving job market, as well as the U.S. Federal Reserve's continued accommodative monetary policy. Versus the MSCI industry index, an out-of-benchmark position in G-III Apparel Group, maker of licensed goods for brands such as Calvin Klein and Tommy Hilfiger hampered performance most. Versus the MSCI industry index, a significant underweighting in the general merchandise stores group aided the fund's result. Here, avoiding discount store giant Target proved the largest relative contributor for the 12 months. We chose not to hold the stock because Target has struggled to adapt to rapidly changing consumer behavior, with online shopping and off-price retailers continuing to take market share. Also adding value was an overweighting in Ulta Beauty. Ulta beat financial expectations and raised its guidance fiscal 2017 guidance upward. Shares fell in July, after the stock was downgraded and investors viewed G-III's proposed acquisition of Donna Karan International as too expensive. The stock tumbled again in late August, after the firm announced disappointing quarterly financial results and lowered its fiscal 2017 earnings guidance. We pared the position size down considerably. Also hampering results was an overweighting in apparel maker and retailer L Brands, whose brands include Bath & Body Works. The firm faced estimate cuts and its stock suffered amid its Victoria’s Secret brand repositioning. Also hampering performance was our overweighting, on average, of the automotive retail group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2016, Nicola Stafford became sole Portfolio Manager of the fund, after having served as Co-Lead Manager with Deena Friedman since October 12, 2016.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	24.4	24.8
Home Depot, Inc.	19.2	18.8
Priceline Group, Inc.	5.9	5.0
TJX Companies, Inc.	4.9	5.5
Netflix, Inc.	4.9	4.6
AutoZone, Inc.	4.5	4.5
O'Reilly Automotive, Inc.	4.3	4.9
Ross Stores, Inc.	3.2	3.5
Dollar General Corp.	3.2	0.4
Ulta Beauty, Inc.	2.1	2.8
	76.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Specialty Retail	46.7%
Internet & Direct Marketing Retail	36.7%
Multiline Retail	6.3%
Textiles, Apparel & Luxury Goods	2.2%
Food & Staples Retailing	0.9%
All Others*	7.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Specialty Retail	47.7%
Internet & Catalog Retail	34.4%
Textiles, Apparel & Luxury Goods	7.1%
Hotels, Restaurants & Leisure	2.3%
Internet Software & Services	2.1%
All Others*	6.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Retailing Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Food & Staples Retailing - 0.9%
Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp.	102,543	18,168,569
Hotels, Restaurants & Leisure - 0.6%
Restaurants - 0.6%
Dave & Buster's Entertainment, Inc. (a)	213,600	12,215,784
Household Durables - 0.4%
Household Appliances - 0.4%
Techtronic Industries Co. Ltd.	2,257,000	8,082,624
Internet & Direct Marketing Retail - 36.7%
Internet & Direct Marketing Retail - 36.7%
Amazon.com, Inc. (a)	555,930	469,783,086
Liberty Interactive Corp. QVC Group Series A (a)	1,500,000	28,320,000
Netflix, Inc. (a)	657,400	93,436,262
Priceline Group, Inc. (a)	66,020	113,827,063
		705,366,411
Leisure Products - 0.4%
Leisure Products - 0.4%
Mattel, Inc.	291,000	7,487,430
Multiline Retail - 6.3%
Department Stores - 1.4%
Macy's, Inc.	816,500	27,124,130
General Merchandise Stores - 4.9%
B&M European Value Retail S.A.	2,233,396	8,264,045
Dollar General Corp.	831,900	60,745,338
Dollar Tree, Inc. (a)	331,300	25,404,084
		94,413,467

TOTAL MULTILINE RETAIL		121,537,597

Personal Products - 0.5%
Personal Products - 0.5%
Coty, Inc. Class A	527,600	9,908,328
Specialty Retail - 46.7%
Apparel Retail - 11.1%
DSW, Inc. Class A	408,500	8,590,755
Inditex SA	498,570	15,977,121
L Brands, Inc.	650,683	34,238,939
Ross Stores, Inc.	885,900	60,755,022
TJX Companies, Inc.	1,195,800	93,810,510
		213,372,347
Automotive Retail - 8.8%
AutoZone, Inc. (a)	116,763	86,001,788
O'Reilly Automotive, Inc. (a)	305,086	82,894,917
		168,896,705
Home Improvement Retail - 19.7%
Home Depot, Inc.	2,548,800	369,346,608
Lowe's Companies, Inc.	129,200	9,608,604
		378,955,212
Homefurnishing Retail - 0.2%
RH(a)(b)	102,100	3,107,924
Specialty Stores - 6.9%
Sally Beauty Holdings, Inc. (a)	836,400	18,292,068
Signet Jewelers Ltd.	278,100	17,684,379
Tiffany & Co., Inc. (b)	367,200	33,734,664
Tractor Supply Co.	338,600	24,010,126
Ulta Beauty, Inc. (a)	146,400	40,030,152
		133,751,389

TOTAL SPECIALTY RETAIL		898,083,577

Technology Hardware, Storage & Peripherals - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	95,900	13,137,341
Textiles, Apparel & Luxury Goods - 2.2%
Apparel, Accessories & Luxury Goods - 1.5%
G-III Apparel Group Ltd. (a)	205,126	5,277,892
lululemon athletica, Inc. (a)	119,957	7,828,394
Luxottica Group SpA	149,700	7,896,308
Prada SpA (b)	2,152,400	8,207,118
		29,209,712
Footwear - 0.7%
NIKE, Inc. Class B	217,840	12,451,734

TOTAL TEXTILES, APPAREL & LUXURY GOODS		41,661,446

TOTAL COMMON STOCKS
(Cost $1,149,421,306)		1,835,649,107

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.60% (c)	73,254,105	73,268,756
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	37,657,502	37,665,033
TOTAL MONEY MARKET FUNDS
(Cost $110,932,990)		110,933,789
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $1,260,354,296)		1,946,582,896
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,180,222)
NET ASSETS - 100%		$1,924,402,674

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$146,662
Fidelity Securities Lending Cash Central Fund	98,599
Total	$245,261

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,835,649,107	$1,811,775,678	$23,873,429	$--
Money Market Funds	110,933,789	110,933,789	--	--
Total Investments in Securities:	$1,946,582,896	$1,922,709,467	$23,873,429	$--

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $36,619,021) — See accompanying schedule: Unaffiliated issuers (cost $1,149,421,306)	$1,835,649,107
Fidelity Central Funds (cost $110,932,990)	110,933,789
Total Investments (cost $1,260,354,296)		$1,946,582,896
Foreign currency held at value (cost $2,943,168)		2,943,168
Receivable for investments sold		17,378,760
Receivable for fund shares sold		2,708,156
Dividends receivable		1,033,443
Distributions receivable from Fidelity Central Funds		16,134
Prepaid expenses		7,564
Other receivables		10,542
Total assets		1,970,680,663
Liabilities
Payable for investments purchased	$2,943,168
Payable for fund shares redeemed	4,405,067
Accrued management fee	870,971
Other affiliated payables	357,909
Other payables and accrued expenses	38,474
Collateral on securities loaned	37,662,400
Total liabilities		46,277,989
Net Assets		$1,924,402,674
Net Assets consist of:
Paid in capital		$1,259,391,325
Distributions in excess of net investment income		(1,279,549)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,931,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		686,222,238
Net Assets, for 16,643,330 shares outstanding		$1,924,402,674
Net Asset Value, offering price and redemption price per share ($1,924,402,674 ÷ 16,643,330 shares)		$115.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$16,754,017
Interest		12,056
Income from Fidelity Central Funds (including $98,599 from security lending)		245,261
Total income		17,011,334
Expenses
Management fee	$10,978,314
Transfer agent fees	3,821,523
Accounting and security lending fees	612,899
Custodian fees and expenses	29,448
Independent trustees' fees and expenses	43,909
Registration fees	86,889
Audit	41,748
Legal	29,412
Interest	2,011
Miscellaneous	21,618
Total expenses before reductions	15,667,771
Expense reductions	(54,252)	15,613,519
Net investment income (loss)		1,397,815
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,267,536
Fidelity Central Funds	5,295
Foreign currency transactions	(74,974)
Total net realized gain (loss)		18,197,857
Change in net unrealized appreciation (depreciation) on: Investment securities	289,170,973
Assets and liabilities in foreign currencies	3,048
Total change in net unrealized appreciation (depreciation)		289,174,021
Net gain (loss)		307,371,878
Net increase (decrease) in net assets resulting from operations		$308,769,693

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,397,815	$1,799,487
Net realized gain (loss)	18,197,857	(37,105,898)
Change in net unrealized appreciation (depreciation)	289,174,021	29,383,473
Net increase (decrease) in net assets resulting from operations	308,769,693	(5,922,938)
Distributions to shareholders from net investment income	(2,743,328)	(2,519,114)
Distributions to shareholders from net realized gain	–	(11,161,013)
Total distributions	(2,743,328)	(13,680,127)
Share transactions
Proceeds from sales of shares	851,900,058	1,567,283,062
Reinvestment of distributions	2,631,909	13,184,083
Cost of shares redeemed	(1,086,215,468)	(626,245,827)
Net increase (decrease) in net assets resulting from share transactions	(231,683,501)	954,221,318
Redemption fees	64,279	200,057
Total increase (decrease) in net assets	74,407,143	934,818,310
Net Assets
Beginning of period	1,849,995,531	915,177,221
End of period	$1,924,402,674	$1,849,995,531
Other Information
Undistributed net investment income end of period	$–	$120,718
Distributions in excess of net investment income end of period	$(1,279,549)	$–
Shares
Sold	7,963,159	15,421,390
Issued in reinvestment of distributions	23,719	136,859
Redeemed	(10,069,012)	(6,439,576)
Net increase (decrease)	(2,082,134)	9,118,673

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Retailing Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$98.80	$95.26	$88.40	$66.59	$57.54
Income from Investment Operations
Net investment income (loss)B	.08	.13C	.31D	.15E	.52F
Net realized and unrealized gain (loss)	16.90	4.69G	13.72	23.64	10.27
Total from investment operations	16.98	4.82	14.03	23.79	10.79
Distributions from net investment income	(.15)	(.18)	(.17)	(.12)	(.38)
Distributions from net realized gain	–	(1.10)	(7.01)	(1.86)	(1.36)
Total distributions	(.15)	(1.29)H	(7.17)I	(1.99)J	(1.75)K
Redemption fees added to paid in capitalB	–L	.01	–L	.01	.01
Net asset value, end of period	$115.63	$98.80	$95.26	$88.40	$66.59
Total ReturnM	17.20%	5.11%	17.29%	35.82%	18.98%
Ratios to Average Net AssetsN,O
Expenses before reductions	.78%	.81%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.78%	.80%	.81%	.83%	.86%
Expenses net of all reductions	.78%	.80%	.81%	.82%	.84%
Net investment income (loss)	.07%	.14%C	.36%D	.18%E	.83%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,924,403	$1,849,996	$915,177	$1,063,920	$643,082
Portfolio turnover rateP	17%	11%	31%	72%	119%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 F Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 H Total distributions of $1.29 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.103 per share.

 I Total distributions of $7.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $7.006 per share.

 J Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

 K Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

 L Amount represents less than $.005 per share.

 M Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 N Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 O Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 P Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. During the period, dividend income has been reduced $228,110 with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of Automotive Portfolio. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, capital loss carryforwards, security level mergers and exchanges and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Automotive Portfolio	$45,688,403	$15,798,102	$(1,358,613)	$14,439,489
Construction and Housing Portfolio	287,967,903	121,657,124	(4,932,534)	116,724,590
Consumer Discretionary Portfolio	738,517,823	171,631,125	(33,526,485)	138,104,640
Leisure Portfolio	242,425,872	171,555,508	(4,481,141)	167,074,367
Multimedia Portfolio	397,603,513	294,383,324	(3,116,191)	291,267,133
Retailing Portfolio	1,261,029,649	730,625,651	(45,072,404)	685,553,247

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$–	$3,307,423	$–	$14,437,632
Construction and Housing Portfolio	–	12,631,881	–	116,724,590
Consumer Discretionary Portfolio	–	–	(1,700,132)	138,098,466
Leisure Portfolio	399,431	–	(1,470,861)	166,730,029
Multimedia Portfolio	–	8,591,144	–	291,267,133
Retailing Portfolio	–	–	(19,255,988)	685,546,885

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Consumer Discretionary Portfolio	$(1,700,132)	$–	$(1,700,132)	$(1,700,132)
Leisure Portfolio	(1,470,861)	–	(1,470,861)	(1,470,861)
Retailing Portfolio	(19,255,988)	–	(19,255,988)	(19,255,988)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2017 to February 28, 2017. Loss deferrals were as follows:

Ordinary losses
Automotive Portfolio	$(82,061)
Construction and Housing Portfolio	(84,156)
Consumer Discretionary Portfolio	(329,108)
Multimedia Portfolio	(167,899)
Retailing Portfolio	(1,279,212)

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$804,065	$3,128,021	$3,932,086
Construction and Housing Portfolio	2,958,507	10,930,766	13,889,273
Consumer Discretionary Portfolio	7,587,944	–	7,587,944
Leisure Portfolio	3,947,620	–	3,947,620
Multimedia Portfolio	12,985,625	28,679,661	41,665,286
Retailing Portfolio	2,743,328	–	2,743,328

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$1,044,092	$14,444,816	$15,488,908
Construction and Housing Portfolio	2,235,224	14,717,246	16,952,470
Consumer Discretionary Portfolio	6,151,529	36,964,370	43,115,899
Leisure Portfolio	4,952,234	18,793,290	23,745,524
Multimedia Portfolio	1,958,887	45,417,906	47,376,793
Retailing Portfolio	2,519,114	11,161,013	13,680,127

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees for Consumer Discretionary Portfolio and Retailing Portfolio effective December 12, 2016.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	48,771,288	67,398,745
Construction and Housing Portfolio	396,901,410	513,758,227
Consumer Discretionary Portfolio	381,603,245	515,393,829
Leisure Portfolio	90,221,639	136,524,727
Multimedia Portfolio	186,438,858	235,117,345
Retailing Portfolio	335,480,219	607,591,976

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.25%	.55%
Construction and Housing Portfolio	.30%	.25%	.55%
Consumer Discretionary Portfolio	.30%	.25%	.55%
Leisure Portfolio	.30%	.25%	.55%
Multimedia Portfolio	.30%	.25%	.55%
Retailing Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.24%
Construction and Housing Portfolio	.18%
Consumer Discretionary Portfolio	.17%
Leisure Portfolio	.18%
Multimedia Portfolio	.21%
Retailing Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$1,305
Construction and Housing Portfolio	16,443
Consumer Discretionary Portfolio	7,092
Leisure Portfolio	2,762
Multimedia Portfolio	3,916
Retailing Portfolio	11,878

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Construction and Housing Portfolio	Borrower	$2,784,818.60%		$508
Consumer Discretionary Portfolio	Borrower	5,276,000.58%		85
Leisure Portfolio	Borrower	5,269,667.59%		259
Multimedia Portfolio	Borrower	9,247,000.59%		302
Retailing Portfolio	Borrower	14,413,500.84%		2,011

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 7,597,094 shares of Consumer Discretionary Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $255,946,088. The net realized gain of $63,305,455 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$192
Construction and Housing Portfolio	1,449
Consumer Discretionary Portfolio	3,196
Leisure Portfolio	1,223
Multimedia Portfolio	1,707
Retailing Portfolio	6,073

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Construction and Housing Portfolio	$1,664,300.90%		$414

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain invested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Automotive Portfolio	$5,624	$–
Construction and Housing Portfolio	24,165	–
Consumer Discretionary Portfolio	42,857	–
Leisure Portfolio	14,504	–
Multimedia Portfolio	10,122	–
Retailing Portfolio	37,043	278

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$618
Construction and Housing Portfolio	4,118
Consumer Discretionary Portfolio	8,570
Leisure Portfolio	3,688
Multimedia Portfolio	5,199
Retailing Portfolio	16,931

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Fund.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Consumer Discretionary Portfolio	22%	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Fund.

% of shares held
Consumer Discretionary Portfolio	62%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio,Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (each a fund of Fidelity Select Portfolio) (the"Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Automotive Portfolio	.97%
Actual		$1,000.00	$1,056.20	$4.95
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Construction and Housing Portfolio	.80%
Actual		$1,000.00	$1,045.70	$4.06
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Consumer Discretionary Portfolio	.76%
Actual		$1,000.00	$1,044.60	$3.85
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Leisure Portfolio	.79%
Actual		$1,000.00	$1,068.50	$4.05
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Multimedia Portfolio	.81%
Actual		$1,000.00	$1,171.40	$4.36
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Retailing Portfolio	.78%
Actual		$1,000.00	$1,057.30	$3.98
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/10/17	04/07/17	$0.000	$2.355
Construction and Housing Portfolio	04/10/17	04/07/17	$0.000	$1.926
Consumer Discretionary Portfolio	04/10/17	04/07/17	$0.000	$0.000
Leisure Portfolio	04/10/17	04/07/17	$0.144	$0.000
Multimedia Portfolio	04/10/17	04/07/17	$0.000	$1.039
Retailing Portfolio	04/10/17	04/07/17	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$6,640,598
Construction and Housing Portfolio	$27,735,509
Multimedia Portfolio	$22,024,158

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Automotive Portfolio	100%	98%
Construction and Housing Portfolio	–	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	–	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Automotive Portfolio	100%	100%
Construction and Housing Portfolio	–	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	–	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Multimedia Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, and Multimedia Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELCON-ANN-0417
1.813633.112

Fidelity® Select Portfolios® Utilities Sector Utilities Portfolio Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	18.21%	11.92%	5.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,795	Utilities Portfolio
$20,834	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year, the fund gained 18.21%, outpacing the 17.26% return of the MSCI U.S. IMI Utilities 25/50 Index, but lagging the broad-based S&P 500®. Historically low interest rates and investor interest in high dividend yields bolstered demand for the utilities sector for much of the period. Against this backdrop, I maintained my focus on fundamentals, choosing companies that increase dividends at an above-average rate. Versus the MSCI index, the fund was helped by stock selection in the electric utilities segment, where avoiding regulated utility Southern Company proved advantageous. This index component faced a federal investigation, an investor lawsuit and rising operational costs. Also helping was timely ownership of independent power producer NRG Energy, which I sold in May to take profits. Still having confidence in NRG, I re-established a position in November at what I thought was an attractive valuation. Elsewhere, an out-of-index stake in Charter Communications was a notable contributor. Conversely, an out-of-index position in solar systems solutions provider First Solar notably detracted from the fund’s relative result. The stock fell sharply in May after the company reported lower-than-expected quarterly revenue. I sold the fund’s position that same month.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	16.9	14.3
Sempra Energy	12.7	11.8
PG&E Corp.	8.7	8.6
Dominion Resources, Inc.	6.3	8.0
Avangrid, Inc.	4.9	5.8
Exelon Corp.	4.9	4.8
DTE Energy Co.	4.8	4.9
Great Plains Energy, Inc.	4.4	0.0
CenterPoint Energy, Inc.	4.2	2.3
FirstEnergy Corp.	4.2	4.1
	72.0

Top Industries (% of fund's net assets)

As of February 28, 2017
Electric Utilities	46.6%
Multi-Utilities	38.6%
Independent Power and Renewable Electricity Producers	9.9%
Media	1.2%
Oil, Gas & Consumable Fuels	1.1%
All Others*	2.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Electric Utilities	51.1%
Multi-Utilities	38.3%
Independent Power and Renewable Electricity Producers	7.8%
Gas Utilities	1.0%
Oil, Gas & Consumable Fuels	0.7%
All Others*	1.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Electric Utilities - 46.6%
Electric Utilities - 46.6%
Edison International	270,412	$21,562,653
Exelon Corp.	923,092	33,886,707
FirstEnergy Corp.	897,300	29,099,439
Great Plains Energy, Inc.	1,047,468	30,439,420
NextEra Energy, Inc.	900,385	117,950,434
OGE Energy Corp.	401,285	14,779,327
PG&E Corp.	909,204	60,689,367
PNM Resources, Inc.	438,766	15,927,206
		324,334,553
Gas Utilities - 1.1%
Gas Utilities - 1.1%
South Jersey Industries, Inc.	212,495	7,441,575
Independent Power and Renewable Electricity Producers - 9.9%
Independent Power Producers & Energy Traders - 5.3%
Calpine Corp. (a)	279,140	3,268,729
Dynegy, Inc. (a)	562,628	4,523,529
NRG Energy, Inc.	897,402	14,860,977
NRG Yield, Inc. Class C (b)	805,470	14,015,178
		36,668,413
Renewable Electricity - 4.6%
NextEra Energy Partners LP	680,581	20,948,283
Pattern Energy Group, Inc.	551,622	11,468,221
		32,416,504

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		69,084,917

Media - 1.2%
Cable & Satellite - 1.2%
Charter Communications, Inc. Class A (a)	26,100	8,431,866
Multi-Utilities - 38.6%
Multi-Utilities - 38.6%
Avangrid, Inc.	784,842	34,313,292
Black Hills Corp.	283,228	18,375,833
CenterPoint Energy, Inc.	1,075,126	29,372,442
Dominion Resources, Inc.	566,168	43,957,284
DTE Energy Co.	329,470	33,401,669
SCANA Corp.	298,300	20,687,105
Sempra Energy	799,227	88,146,746
		268,254,371
Oil, Gas & Consumable Fuels - 1.1%
Oil & Gas Storage & Transport - 1.1%
Cheniere Energy Partners LP Holdings LLC	323,342	7,866,911
TOTAL COMMON STOCKS
(Cost $547,382,664)		685,414,193

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 0.60% (c)	8,542,668	8,544,377
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	68,386	68,400
TOTAL MONEY MARKET FUNDS
(Cost $8,612,777)		8,612,777
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $555,995,441)		694,026,970
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,111,065
NET ASSETS - 100%		$696,138,035

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$77,665
Fidelity Securities Lending Cash Central Fund	47,631
Total	$125,296

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $66,120) — See accompanying schedule: Unaffiliated issuers (cost $547,382,664)	$685,414,193
Fidelity Central Funds (cost $8,612,777)	8,612,777
Total Investments (cost $555,995,441)		$694,026,970
Receivable for investments sold		465,765
Receivable for fund shares sold		1,291,277
Dividends receivable		2,430,313
Distributions receivable from Fidelity Central Funds		1,954
Prepaid expenses		3,908
Other receivables		15,004
Total assets		698,235,191
Liabilities
Payable for fund shares redeemed	$1,550,302
Accrued management fee	308,479
Transfer agent fee payable	110,542
Other affiliated payables	20,954
Other payables and accrued expenses	38,479
Collateral on securities loaned	68,400
Total liabilities		2,097,156
Net Assets		$696,138,035
Net Assets consist of:
Paid in capital		$565,828,703
Distributions in excess of net investment income		(684)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,721,513)
Net unrealized appreciation (depreciation) on investments		138,031,529
Net Assets, for 9,035,197 shares outstanding		$696,138,035
Net Asset Value, offering price and redemption price per share ($696,138,035 ÷ 9,035,197 shares)		$77.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$25,098,493
Income from Fidelity Central Funds		125,296
Total income		25,223,789
Expenses
Management fee	$4,808,205
Transfer agent fees	1,662,612
Accounting and security lending fees	300,966
Custodian fees and expenses	24,019
Independent trustees' fees and expenses	19,378
Registration fees	71,546
Audit	43,706
Legal	12,187
Interest	3,896
Miscellaneous	11,919
Total expenses before reductions	6,958,434
Expense reductions	(107,774)	6,850,660
Net investment income (loss)		18,373,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,536,293
Redemptions in-kind with affiliated entities	14,595,449
Fidelity Central Funds	566
Foreign currency transactions	(4,874)
Total net realized gain (loss)		31,127,434
Change in net unrealized appreciation (depreciation) on investment securities		75,669,341
Net gain (loss)		106,796,775
Net increase (decrease) in net assets resulting from operations		$125,169,904

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,373,129	$15,490,825
Net realized gain (loss)	31,127,434	(17,231,978)
Change in net unrealized appreciation (depreciation)	75,669,341	(35,538,823)
Net increase (decrease) in net assets resulting from operations	125,169,904	(37,279,976)
Distributions to shareholders from net investment income	(17,560,259)	(16,976,039)
Distributions to shareholders from net realized gain	(256,435)	(15,323,860)
Total distributions	(17,816,694)	(32,299,899)
Share transactions
Proceeds from sales of shares	384,948,279	267,435,100
Reinvestment of distributions	17,007,314	30,970,351
Cost of shares redeemed	(621,442,544)	(409,036,642)
Net increase (decrease) in net assets resulting from share transactions	(219,486,951)	(110,631,191)
Redemption fees	36,967	19,963
Total increase (decrease) in net assets	(112,096,774)	(180,191,103)
Net Assets
Beginning of period	808,234,809	988,425,912
End of period	$696,138,035	$808,234,809
Other Information
Undistributed net investment income end of period	$–	$465,990
Distributions in excess of net investment income end of period	$(684)	$–
Shares
Sold	5,289,786	4,003,368
Issued in reinvestment of distributions	247,779	462,133
Redeemed	(8,587,083)	(5,948,943)
Net increase (decrease)	(3,049,518)	(1,483,442)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Utilities Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$66.88	$72.85	$70.64	$61.04	$52.56
Income from Investment Operations
Net investment income (loss)B	1.52	1.39	1.41	1.49	1.41
Net realized and unrealized gain (loss)	10.44	(4.49)	6.40	9.80	7.70
Total from investment operations	11.96	(3.10)	7.81	11.29	9.11
Distributions from net investment income	(1.77)	(1.60)	(1.20)	(1.07)	(.63)
Distributions from net realized gain	(.02)	(1.27)	(4.42)	(.62)	–
Total distributions	(1.79)	(2.87)	(5.61)C	(1.69)	(.63)
Redemption fees added to paid in capitalB	–D	–D	.01	–D	–D
Net asset value, end of period	$77.05	$66.88	$72.85	$70.64	$61.04
Total ReturnE	18.21%	(4.19)%	11.22%	18.71%	17.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.80%	.80%	.82%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.82%	.83%
Expenses net of all reductions	.78%	.78%	.80%	.80%	.79%
Net investment income (loss)	2.09%	2.05%	1.89%	2.28%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$696,138	$808,235	$988,426	$695,932	$532,382
Portfolio turnover rateH	70%I	74%	129%I	160%	158%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$145,513,261
Gross unrealized depreciation	(8,875,313)
Net unrealized appreciation (depreciation) on securities	$136,637,948
Tax Cost	$557,389,022

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(6,327,931)
Net unrealized appreciation (depreciation) on securities and other investments	$136,637,948

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,327,931)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$17,816,694	$ 20,537,132
Long-term Capital Gains	–	11,762,767
Total	$17,816,694	$ 32,299,899

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $599,999,867 and $732,350,596, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $21,167 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,317,300.59%		$3,128

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 950,668 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $68,267,475. The net realized gain of $14,595,449 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,681 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47,631.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,382,714. The weighted average interest rate was .90%. The interest expense amounted to $768 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $102,012 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $5,762.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Utilities Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.79%	$1,000.00	$1,085.50	$4.09
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELUTL-ANN-0417
1.813626.112

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio (formerly Electronics Portfolio)

Software and IT Services Portfolio

Technology Portfolio

Annual Report

February 28, 2017

Contents

Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	29.24%	9.50%	6.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,842	Communications Equipment Portfolio
$20,834	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Colin Anderson:  For the year, the fund returned 29.24% return, considerably better than the 21.60% gain of the S&P® Custom Communications Equipment Index and also topping the S&P 500®. Versus the S&P® industry index, stock selection in the fund’s core group of communications equipment was responsible for the vast majority of our excess gain, with picks in the semiconductors and technology hardware, storage & peripherals groups also contributing. The fund’s top relative contributor was CommScope Holding, our largest overweighting and third-largest holding at period end. This company provides cables, antennas and other network-infrastructure equipment to a variety of markets. The stock returned 51% for the 12-month reporting period. An underweighting in weak-performing index name Nokia – a Finland-based provider of mobile-network infrastructure – and an overweighting in F5 Networks – an application-delivery services provider – also aided our relative result. Conversely, a small cash position weighed a bit on relative performance. The fund’s eight biggest relative detractors were strong-performing index stocks we either underweighted or didn’t own at all. For example, our largest relative detractor was an underweighted stake in Arista Networks, which supplies cloud-networking solutions. Canada-based Sierra Wireless, a manufacturer of wireless infrastructure equipment, also hurt relative results. We briefly had a small position here, but I Iiquidated it in November, mainly for valuation reasons.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P Custom Communications Equipment Index to the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Index. Due to new international benchmark guidelines, S&P Dow Jones Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new MSCI index will continue to provide shareholders with meaningful performance comparisons.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	24.4	20.1
Qualcomm, Inc.	15.8	17.2
CommScope Holding Co., Inc.	6.1	5.2
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.9	4.9
Harris Corp.	4.9	5.0
F5 Networks, Inc.	4.6	5.2
Nokia Corp. sponsored ADR	4.4	4.6
Juniper Networks, Inc.	4.3	4.3
Finisar Corp.	2.4	1.8
Brocade Communications Systems, Inc.	2.2	3.9
	74.0

Top Industries (% of fund's net assets)

As of February 28, 2017
Communications Equipment	74.4%
Semiconductors & Semiconductor Equipment	18.0%
Technology Hardware, Storage & Peripherals	2.0%
Electronic Equipment & Components	1.7%
Internet Software & Services	1.7%
All Others*	2.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Communications Equipment	72.4%
Semiconductors & Semiconductor Equipment	17.9%
Technology Hardware, Storage & Peripherals	3.6%
Internet Software & Services	1.9%
Electronic Equipment & Components	1.8%
All Others*	2.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Communications Equipment Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Communications Equipment - 74.4%
Communications Equipment - 74.4%
ADTRAN, Inc.	89,900	$1,901,385
Arista Networks, Inc. (a)	10,000	1,189,900
Arris International PLC (a)	105,085	2,711,193
Brocade Communications Systems, Inc.	360,550	4,438,371
Calix Networks, Inc. (a)	100,421	692,905
Cisco Systems, Inc.	1,459,299	49,878,838
CommScope Holding Co., Inc. (a)	329,171	12,524,957
Comtech Telecommunications Corp.	37,400	426,734
EchoStar Holding Corp. Class A (a)	16,500	878,955
F5 Networks, Inc. (a)	65,335	9,360,545
Finisar Corp. (a)	143,500	4,804,380
Harris Corp.	91,800	10,088,820
Infinera Corp. (a)	69,214	750,972
InterDigital, Inc.	33,800	2,840,890
Ixia (a)	99,300	1,946,280
Juniper Networks, Inc.	316,412	8,859,536
Lumentum Holdings, Inc. (a)	23,320	1,070,388
Mitel Networks Corp. (a)	77,900	515,698
Motorola Solutions, Inc.	42,359	3,345,090
NETGEAR, Inc. (a)	23,250	1,274,100
NetScout Systems, Inc. (a)	67,700	2,501,515
Nokia Corp. sponsored ADR (b)	1,767,303	9,083,937
Oclaro, Inc. (a)	19,304	164,084
Palo Alto Networks, Inc. (a)	28,800	4,374,720
Plantronics, Inc.	18,234	976,613
Radware Ltd. (a)	67,291	1,039,646
Sandvine Corp. (U.K.) (b)	317,600	683,885
ShoreTel, Inc. (a)	49,500	321,750
Sonus Networks, Inc. (a)	96,560	569,704
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,565,980	10,100,571
ViaSat, Inc. (a)	4,200	289,128
Viavi Solutions, Inc. (a)	264,400	2,649,288
		152,254,778
Construction & Engineering - 0.0%
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	565	46,432
Electronic Equipment & Components - 1.7%
Electronic Components - 0.1%
II-VI, Inc. (a)	8,400	299,040
Electronic Manufacturing Services - 0.6%
Fabrinet (a)	8,600	357,330
Jabil Circuit, Inc.	35,000	892,850
		1,250,180
Technology Distributors - 1.0%
CDW Corp.	19,100	1,124,990
Dell Technologies, Inc. (a)	14,659	930,700
		2,055,690

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		3,604,910

Internet Software & Services - 1.7%
Internet Software & Services - 1.7%
Alphabet, Inc.:
Class A (a)	1,920	1,622,266
Class C (a)	1,505	1,238,931
Web.com Group, Inc. (a)	30,100	579,425
		3,440,622
IT Services - 0.3%
IT Consulting & Other Services - 0.3%
Cognizant Technology Solutions Corp. Class A (a)	9,550	566,029
Semiconductors & Semiconductor Equipment - 18.0%
Semiconductors - 18.0%
Acacia Communications, Inc. (b)	7,800	405,210
Broadcom Ltd.	6,773	1,428,629
Maxim Integrated Products, Inc.	15,800	699,940
NXP Semiconductors NV (a)	13,000	1,336,530
ON Semiconductor Corp. (a)	39,200	593,096
Qualcomm, Inc.	572,419	32,330,225
		36,793,630
Software - 0.8%
Systems Software - 0.8%
Check Point Software Technologies Ltd. (a)	16,600	1,641,906
Technology Hardware, Storage & Peripherals - 2.0%
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	1,800	246,582
BlackBerry Ltd. (a)	279,890	1,945,027
HP, Inc.	66,311	1,151,822
Samsung Electronics Co. Ltd.	399	676,021
		4,019,452
TOTAL COMMON STOCKS
(Cost $168,503,233)		202,367,759

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.60% (c)	2,416,025	2,416,508
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	8,745,257	8,747,006
TOTAL MONEY MARKET FUNDS
(Cost $11,162,410)		11,163,514
TOTAL INVESTMENT PORTFOLIO - 104.3%
(Cost $179,665,643)		213,531,273
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(8,880,499)
NET ASSETS - 100%		$204,650,774

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,097
Fidelity Securities Lending Cash Central Fund	79,425
Total	$87,522

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Sweden	4.9%
Finland	4.4%
Canada	1.6%
United Kingdom	1.3%
Israel	1.3%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $8,171,421) — See accompanying schedule: Unaffiliated issuers (cost $168,503,233)	$202,367,759
Fidelity Central Funds (cost $11,162,410)	11,163,514
Total Investments (cost $179,665,643)		$213,531,273
Receivable for investments sold		607,100
Receivable for fund shares sold		137,375
Dividends receivable		357,129
Distributions receivable from Fidelity Central Funds		3,094
Prepaid expenses		651
Other receivables		1,446
Total assets		214,638,068
Liabilities
Payable for investments purchased	$432,365
Payable for fund shares redeemed	633,435
Accrued management fee	91,691
Other affiliated payables	45,685
Other payables and accrued expenses	38,568
Collateral on securities loaned	8,745,550
Total liabilities		9,987,294
Net Assets		$204,650,774
Net Assets consist of:
Paid in capital		$171,689,024
Undistributed net investment income		455,888
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,360,213)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,866,075
Net Assets, for 5,997,784 shares outstanding		$204,650,774
Net Asset Value, offering price and redemption price per share ($204,650,774 ÷ 5,997,784 shares)		$34.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$3,952,772
Income from Fidelity Central Funds (including $79,425 from security lending)		87,522
Total income		4,040,294
Expenses
Management fee	$1,033,110
Transfer agent fees	462,004
Accounting and security lending fees	74,929
Custodian fees and expenses	18,679
Independent trustees' fees and expenses	4,144
Registration fees	22,065
Audit	41,530
Legal	5,695
Miscellaneous	2,475
Total expenses before reductions	1,664,631
Expense reductions	(7,689)	1,656,942
Net investment income (loss)		2,383,352
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,027,038
Fidelity Central Funds	886
Foreign currency transactions	229
Total net realized gain (loss)		2,028,153
Change in net unrealized appreciation (depreciation) on: Investment securities	43,259,851
Assets and liabilities in foreign currencies	1,098
Total change in net unrealized appreciation (depreciation)		43,260,949
Net gain (loss)		45,289,102
Net increase (decrease) in net assets resulting from operations		$47,672,454

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,383,352	$2,221,388
Net realized gain (loss)	2,028,153	3,587,956
Change in net unrealized appreciation (depreciation)	43,260,949	(44,367,927)
Net increase (decrease) in net assets resulting from operations	47,672,454	(38,558,583)
Distributions to shareholders from net investment income	(2,293,875)	(1,909,084)
Distributions to shareholders from net realized gain	–	(4,239,791)
Total distributions	(2,293,875)	(6,148,875)
Share transactions
Proceeds from sales of shares	35,416,799	11,320,528
Reinvestment of distributions	2,137,643	5,866,394
Cost of shares redeemed	(47,739,292)	(66,657,375)
Net increase (decrease) in net assets resulting from share transactions	(10,184,850)	(49,470,453)
Redemption fees	2,519	1,390
Total increase (decrease) in net assets	35,196,248	(94,176,521)
Net Assets
Beginning of period	169,454,526	263,631,047
End of period	$204,650,774	$169,454,526
Other Information
Undistributed net investment income end of period	$455,888	$366,182
Shares
Sold	1,146,264	380,053
Issued in reinvestment of distributions	68,971	202,174
Redeemed	(1,562,158)	(2,229,389)
Net increase (decrease)	(346,923)	(1,647,162)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Communications Equipment Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.71	$32.99	$31.24	$24.31	$24.50
Income from Investment Operations
Net investment income (loss)B	.38	.31	.28	.18	.14C
Net realized and unrealized gain (loss)	7.39	(5.64)	3.52	6.95	(.14)D
Total from investment operations	7.77	(5.33)	3.80	7.13	–
Distributions from net investment income	(.36)	(.30)	(.30)	(.20)	(.17)
Distributions from net realized gain	–	(.65)	(1.75)	–	–
Tax return of capital	–	–	–	–	(.02)
Total distributions	(.36)	(.95)	(2.05)	(.20)	(.19)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$34.12	$26.71	$32.99	$31.24	$24.31
Total ReturnF	29.24%	(16.38)%	12.49%	29.41%	.07%D
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%	.90%	.89%	.92%	.93%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.92%	.93%
Expenses net of all reductions	.88%	.89%	.89%	.90%	.89%
Net investment income (loss)	1.27%	1.04%	.89%	.69%	.61%C
Supplemental Data
Net assets, end of period (000 omitted)	$204,651	$169,455	$263,631	$347,345	$316,012
Portfolio turnover rateI	38%	30%	42%J	65%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19)%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	41.57%	9.78%	10.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,331	Computers Portfolio
$20,834	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Christopher Lin:   For the year, the fund returned 41.57%, topping the 38.97% gain of the S&P® Custom Computers & Peripherals Index and also besting the S&P 500®. Versus the S&P® industry index, stock selection in the fund’s core segment of technology hardware, storage & peripherals was the primary driver of its excess return. What we avoided or underweighted also was important. Pure Storage, which focuses on manufacturing storage devices for the fast-growing flash memory market, was the fund’s top relative contributor. We carried a zero weighting in this index name, and it returned -21% for the period. Supercomputer maker Cray, also a contributor, is another stock I underweighted to good effect, though I meaningfully increased this position for valuation reasons. Similar comments apply to Blackberry, which was in the process of shuttering its wireless handset business. I built a small stake here, beginning in April – again, mainly due to valuation. Also helpful was a sizable overweighting in Apple, by far the fund’s largest holding this period. Conversely, non-index exposure to internet software & services weighed on relative performance, as did a modest cash position. Two of the fund’s largest relative detractors were underweighted positions in the strong-performing shares of Seagate Technology and Western Digital, both makers of conventional hard-disk drives. I significantly increased our stake in Western Digital. That said, the fund’s largest relative detractor was a non-index position in internet-search giant Alphabet, among our largest holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Due to new international benchmark guidelines, S&P® Dow Jones® indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. As a temporary solution, on April 1, 2017, the fund’s industry benchmark name will change from S&P® Custom Computers & Peripherals Index to the Fidelity Computers and Peripherals Index. S&P® has agreed to continue calculating this index through June 30, after which the benchmark will change to the FactSet Computers Index. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	23.1	21.9
HP, Inc.	10.3	7.5
Western Digital Corp.	8.6	3.9
Hewlett Packard Enterprise Co.	7.4	4.8
NCR Corp.	4.8	3.1
Facebook, Inc. Class A	4.7	5.0
Alphabet, Inc. Class A	4.3	4.6
Samsung Electronics Co. Ltd.	4.0	0.0
Cray, Inc.	3.3	1.7
Seagate Technology LLC	3.3	4.9
	73.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Technology Hardware, Storage & Peripherals	77.9%
Internet Software & Services	9.3%
IT Services	4.7%
Electronic Equipment & Components	3.2%
Semiconductors & Semiconductor Equipment	1.7%
All Others*	3.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Technology Hardware, Storage & Peripherals	72.0%
Internet Software & Services	12.5%
IT Services	8.0%
Semiconductors & Semiconductor Equipment	2.1%
Internet & Catalog Retail	0.4%
All Others*	5.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Computers Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Electronic Equipment & Components - 3.2%
Technology Distributors - 3.2%
Dell Technologies, Inc. (a)	236,910	$15,041,416
Internet Software & Services - 9.3%
Internet Software & Services - 9.3%
Alphabet, Inc.:
Class A (a)	23,900	20,193,827
Class C (a)	1,957	1,611,022
Facebook, Inc. Class A (a)	162,056	21,965,070
		43,769,919
IT Services - 4.7%
Data Processing& Outsourced Services - 2.3%
MasterCard, Inc. Class A	39,200	4,330,032
Visa, Inc. Class A	73,700	6,481,178
		10,811,210
IT Consulting & Other Services - 2.4%
IBM Corp.	44,704	8,038,673
Teradata Corp. (a)	112,157	3,488,083
		11,526,756

TOTAL IT SERVICES		22,337,966

Semiconductors & Semiconductor Equipment - 1.7%
Semiconductors - 1.7%
Qualcomm, Inc.	145,304	8,206,770
Technology Hardware, Storage & Peripherals - 77.9%
Technology Hardware, Storage & Peripherals - 77.9%
3D Systems Corp. (a)(b)	86,300	1,311,760
Apple, Inc.	797,958	109,312,267
BlackBerry Ltd. (a)	228,193	1,588,223
Canon, Inc. sponsored ADR (b)	498,619	14,579,620
Cray, Inc. (a)	749,164	15,620,069
Diebold Nixdorf, Inc.	258,321	7,801,294
Eastman Kodak Co. (a)	805,153	11,553,946
Electronics for Imaging, Inc. (a)	38,259	1,762,592
Hewlett Packard Enterprise Co.	1,527,056	34,847,418
HP, Inc.	2,808,139	48,777,374
NCR Corp. (a)	474,373	22,803,110
NetApp, Inc.	288,816	12,081,173
Nimble Storage, Inc. (a)	1,037,093	9,406,434
Samsung Electronics Co. Ltd.	11,168	18,921,805
Seagate Technology LLC	319,680	15,405,379
Super Micro Computer, Inc. (a)	67,654	1,759,004
Western Digital Corp.	530,542	40,788,069
		368,319,537
TOTAL COMMON STOCKS
(Cost $290,494,402)		457,675,608

Money Market Funds - 6.8%
Fidelity Cash Central Fund, 0.60% (c)	19,601,654	19,605,575
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	12,323,549	12,326,013
TOTAL MONEY MARKET FUNDS
(Cost $31,930,906)		31,931,588
TOTAL INVESTMENT PORTFOLIO - 103.6%
(Cost $322,425,308)		489,607,196
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(16,861,932)
NET ASSETS - 100%		$472,745,264

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$47,724
Fidelity Securities Lending Cash Central Fund	85,162
Total	$132,886

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Korea (South)	4.0%
Ireland	3.3%
Japan	3.1%
Others (Individually Less Than 1%)	0.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $11,892,884) — See accompanying schedule: Unaffiliated issuers (cost $290,494,402)	$457,675,608
Fidelity Central Funds (cost $31,930,906)	31,931,588
Total Investments (cost $322,425,308)		$489,607,196
Receivable for fund shares sold		3,670,056
Dividends receivable		542,233
Distributions receivable from Fidelity Central Funds		15,423
Prepaid expenses		1,418
Other receivables		163,210
Total assets		493,999,536
Liabilities
Payable for investments purchased	$8,363,003
Payable for fund shares redeemed	216,912
Accrued management fee	207,053
Other affiliated payables	83,535
Other payables and accrued expenses	58,519
Collateral on securities loaned	12,325,250
Total liabilities		21,254,272
Net Assets		$472,745,264
Net Assets consist of:
Paid in capital		$296,758,801
Undistributed net investment income		95,841
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,801,975
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		167,088,647
Net Assets, for 5,695,059 shares outstanding		$472,745,264
Net Asset Value, offering price and redemption price per share ($472,745,264 ÷ 5,695,059 shares)		$83.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$7,353,324
Income from Fidelity Central Funds (including $85,162 from security lending)		132,886
Total income		7,486,210
Expenses
Management fee	$2,255,529
Transfer agent fees	827,631
Accounting and security lending fees	162,022
Custodian fees and expenses	10,835
Independent trustees' fees and expenses	9,044
Registration fees	24,645
Audit	43,110
Legal	6,216
Miscellaneous	6,401
Total expenses before reductions	3,345,433
Expense reductions	(25,256)	3,320,177
Net investment income (loss)		4,166,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,327,314
Fidelity Central Funds	2,174
Foreign currency transactions	10,008
Total net realized gain (loss)		38,339,496
Change in net unrealized appreciation (depreciation) on: Investment securities	99,931,909
Assets and liabilities in foreign currencies	(12,358)
Total change in net unrealized appreciation (depreciation)		99,919,551
Net gain (loss)		138,259,047
Net increase (decrease) in net assets resulting from operations		$142,425,080

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,166,033	$5,381,423
Net realized gain (loss)	38,339,496	9,954,351
Change in net unrealized appreciation (depreciation)	99,919,551	(148,535,635)
Net increase (decrease) in net assets resulting from operations	142,425,080	(133,199,861)
Distributions to shareholders from net investment income	(4,760,421)	(5,463,090)
Distributions to shareholders from net realized gain	(21,241,452)	(14,901,951)
Total distributions	(26,001,873)	(20,365,041)
Share transactions
Proceeds from sales of shares	69,348,882	22,498,928
Reinvestment of distributions	24,823,963	19,596,807
Cost of shares redeemed	(126,405,898)	(308,829,724)
Net increase (decrease) in net assets resulting from share transactions	(32,233,053)	(266,733,989)
Redemption fees	1,604	805
Total increase (decrease) in net assets	84,191,758	(420,298,086)
Net Assets
Beginning of period	388,553,506	808,851,592
End of period	$472,745,264	$388,553,506
Other Information
Undistributed net investment income end of period	$95,841	$680,917
Shares
Sold	914,204	298,264
Issued in reinvestment of distributions	331,793	290,433
Redeemed	(1,771,351)	(4,081,263)
Net increase (decrease)	(525,354)	(3,492,566)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Computers Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$62.46	$83.28	$75.46	$64.51	$64.89
Income from Investment Operations
Net investment income (loss)B	.73	.69	.45	.59	.18
Net realized and unrealized gain (loss)	24.69	(18.42)	9.61	15.76	(.43)
Total from investment operations	25.42	(17.73)	10.06	16.35	(.25)
Distributions from net investment income	(.88)	(.80)	(.47)	(.53)	(.13)
Distributions from net realized gain	(4.00)	(2.29)	(1.77)	(4.87)	–
Total distributions	(4.87)C	(3.09)	(2.24)	(5.40)	(.13)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$83.01	$62.46	$83.28	$75.46	$64.51
Total ReturnE	41.57%	(21.56)%	13.36%	27.13%	(.38)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.80%	.82%	.85%
Expenses net of fee waivers, if any	.81%	.80%	.80%	.82%	.85%
Expenses net of all reductions	.81%	.79%	.80%	.82%	.82%
Net investment income (loss)	1.01%	.91%	.57%	.86%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$472,745	$388,554	$808,852	$679,323	$687,105
Portfolio turnover rateH	49%	31%	46%	35%	184%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of 4.87 per share is comprised of distributions from net investment income of $.879 and distributions from net realized gain of $3.995 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	21.05%	17.31%	13.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,229	IT Services Portfolio
$20,834	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Daniel Sherwood:   For the year, the fund returned 21.05%, trailing the 26.08% gain of the MSCI U.S. IMI Information Technology Services 25/50 Index, and also lagging the S&P 500®. Versus the MSCI industry index, unfavorable stock selection in the IT consulting & other services space – including a large underweighting in index heavyweight IBM, by far the fund’s largest relative detractor – was responsible for the vast majority of its lagging performance. Despite continued earnings degradation at the company, investors’ thirst for low-volatility, high-dividend stocks contributed to IBM’s relatively strong performance this period. Several overweighted or out-of-index positions in IT consulting & other services also weighed on relative results, including Cognizant Technology Solutions, Epam Systems and Luxoft Holding. Meanwhile, Computer Sciences detracted because we underweighted it, and the stock notched a robust 141% return. I lessened the fund’s underweighting here. A non-index position in web-hosting provider Endurance International Group Holdings also worked against us. Conversely, modest exposure to several out-of-index groups added a little value. Research & consulting services was home to the fund’s top relative contributor: ICF International, which offers a variety of professional services and technology-based solutions to government and commercial clients. Also lifting the fund’s relative result was non-index exposure to web-hosting provider Wix.com and TriNet Group, a supplier of cloud-based human resources software and services for small and medium-sized businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On December 31, 2016, Daniel Sherwood became sole Portfolio Manager of the fund, after having served as Co-Portfolio Manager with Kyle Weaver since October 1, 2016.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	17.5	15.8
MasterCard, Inc. Class A	10.9	9.2
Cognizant Technology Solutions Corp. Class A	7.2	7.7
Accenture PLC Class A	5.5	5.9
IBM Corp.	5.2	3.8
Alliance Data Systems Corp.	4.6	6.1
PayPal Holdings, Inc.	4.3	3.8
EPAM Systems, Inc.	3.9	4.3
Fidelity National Information Services, Inc.	3.8	3.9
Global Payments, Inc.	2.9	2.2
	65.8

Top Industries (% of fund's net assets)

As of February 28, 2017
IT Services	95.9%
Internet Software & Services	2.5%
Electronic Equipment & Components	0.5%
Software	0.3%
All Others*	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
IT Services	92.5%
Internet Software & Services	4.9%
Professional Services	1.8%
Electronic Equipment & Components	0.5%
Software	0.4%
All Others*,**	(0.1)%

 * Not included in the pie chart

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

IT Services Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Electronic Equipment & Components - 0.5%
Electronic Manufacturing Services - 0.5%
Cardtronics PLC	207,400	$9,142,192
Internet Software & Services - 2.5%
Internet Software & Services - 2.5%
Endurance International Group Holdings, Inc. (a)	1,831,169	15,564,937
GoDaddy, Inc. (a)(b)	595,827	21,956,225
Rightside Group Ltd. (a)	9,454	79,319
Web.com Group, Inc. (a)	8	154
Wix.com Ltd. (a)	62,317	3,882,349
		41,482,984
IT Services - 95.9%
Data Processing & Outsourced Services - 63.0%
Alliance Data Systems Corp.	312,248	75,870,019
Amadeus IT Holding SA Class A	800	37,210
Automatic Data Processing, Inc.	390,118	40,033,909
Black Knight Financial Services, Inc. Class A (a)	30,800	1,185,800
Broadridge Financial Solutions, Inc.	7,800	540,774
Cass Information Systems, Inc.	1,852	120,695
Convergys Corp.	85,000	1,859,800
CoreLogic, Inc. (a)	169,700	6,650,543
CSG Systems International, Inc.	97,770	3,853,116
DST Systems, Inc.	40,600	4,855,760
Euronet Worldwide, Inc. (a)	187,000	15,479,860
Everi Holdings, Inc. (a)	837,500	2,721,875
EVERTEC, Inc.	403,700	6,802,345
ExlService Holdings, Inc. (a)	346,070	15,455,486
Fidelity National Information Services, Inc.	762,300	62,714,421
First Data Corp. Class A (a)	687,700	11,071,970
Fiserv, Inc. (a)	249,300	28,769,220
FleetCor Technologies, Inc. (a)	191,000	32,470,000
Genpact Ltd.	173,000	4,193,520
Global Payments, Inc.	594,981	47,414,036
Jack Henry & Associates, Inc.	1,600	150,032
MasterCard, Inc. Class A	1,643,600	181,552,056
Maximus, Inc.	167,400	9,988,758
MoneyGram International, Inc. (a)	36,449	465,089
Paychex, Inc.	1,800	110,556
PayPal Holdings, Inc. (a)	1,715,800	72,063,600
Sabre Corp.	913,200	20,008,212
Sykes Enterprises, Inc. (a)	37,200	1,012,584
Syntel, Inc.	82,500	1,459,425
Teletech Holdings, Inc.	2,000	60,600
The Western Union Co.	5,100	100,164
Total System Services, Inc.	462,200	25,180,656
Travelport Worldwide Ltd.	956,924	12,152,935
Vantiv, Inc. (a)	328,900	21,503,482
Visa, Inc. Class A	3,318,348	291,815,521
WEX, Inc. (a)	139,400	15,505,462
WNS Holdings Ltd. sponsored ADR (a)	1,144,192	32,323,424
		1,047,552,915
IT Consulting & Other Services - 32.9%
Accenture PLC Class A	738,100	90,417,250
Acxiom Corp. (a)	6,100	173,972
Booz Allen Hamilton Holding Corp. Class A	992,300	35,494,571
CACI International, Inc. Class A (a)	11,800	1,479,720
Capgemini SA	265,500	22,740,632
Cognizant Technology Solutions Corp. Class A (a)	2,027,732	120,183,676
Computer Sciences Corp.	226,600	15,535,696
CSRA, Inc.	52,900	1,577,478
EPAM Systems, Inc. (a)	887,400	65,339,262
Forrester Research, Inc.	94,041	3,432,497
Gartner, Inc. (a)	150,176	15,499,665
IBM Corp.	479,150	86,160,753
Leidos Holdings, Inc.	27,525	1,467,083
Luxoft Holding, Inc. (a)	657,850	38,582,903
Perficient, Inc. (a)	28,300	514,211
Science Applications International Corp.	68,000	5,913,960
Teradata Corp. (a)	3,500	108,850
Unisys Corp. (a)	273,390	3,800,121
Virtusa Corp. (a)	1,278,870	39,657,759
		548,080,059

TOTAL IT SERVICES		1,595,632,974

Professional Services - 0.0%
Research & Consulting Services - 0.0%
ICF International, Inc. (a)	11	472
Software - 0.3%
Application Software - 0.3%
Globant SA (a)(b)	136,171	4,943,007
TOTAL COMMON STOCKS
(Cost $1,136,716,587)		1,651,201,629

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.60% (c)	6,115,908	6,117,131
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	25,185,665	25,190,702
TOTAL MONEY MARKET FUNDS
(Cost $31,305,153)		31,307,833
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $1,168,021,740)		1,682,509,462
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(18,707,870)
NET ASSETS - 100%		$1,663,801,592

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,162
Fidelity Securities Lending Cash Central Fund	203,003
Total	$231,165

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,651,201,629	$1,628,460,997	$22,740,632	$--
Money Market Funds	31,307,833	31,307,833	--	--
Total Investments in Securities:	$1,682,509,462	$1,659,768,830	$22,740,632	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$19,466,108
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.4%
Ireland	5.5%
British Virgin Islands	2.3%
Bailiwick of Jersey	2.0%
France	1.4%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $24,398,605) — See accompanying schedule: Unaffiliated issuers (cost $1,136,716,587)	$1,651,201,629
Fidelity Central Funds (cost $31,305,153)	31,307,833
Total Investments (cost $1,168,021,740)		$1,682,509,462
Cash		715
Receivable for investments sold		15,668,367
Receivable for fund shares sold		1,426,620
Dividends receivable		1,273,203
Distributions receivable from Fidelity Central Funds		6,847
Prepaid expenses		6,993
Other receivables		23,294
Total assets		1,700,915,501
Liabilities
Payable for investments purchased	$7,718,295
Payable for fund shares redeemed	3,111,728
Accrued management fee	747,224
Other affiliated payables	312,349
Other payables and accrued expenses	38,913
Collateral on securities loaned	25,185,400
Total liabilities		37,113,909
Net Assets		$1,663,801,592
Net Assets consist of:
Paid in capital		$1,138,273,456
Accumulated net investment loss		(93,249)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,141,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		514,479,939
Net Assets, for 37,108,114 shares outstanding		$1,663,801,592
Net Asset Value, offering price and redemption price per share ($1,663,801,592 ÷ 37,108,114 shares)		$44.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$14,559,464
Special dividends		5,625,665
Income from Fidelity Central Funds (including $203,003 from security lending)		231,165
Total income		20,416,294
Expenses
Management fee	$10,029,528
Transfer agent fees	3,612,562
Accounting and security lending fees	570,845
Custodian fees and expenses	34,468
Independent trustees' fees and expenses	40,621
Registration fees	55,168
Audit	50,723
Legal	32,558
Interest	10,240
Miscellaneous	22,036
Total expenses before reductions	14,458,749
Expense reductions	(49,743)	14,409,006
Net investment income (loss)		6,007,288
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,118,879
Fidelity Central Funds	2,683
Foreign currency transactions	(4,897)
Total net realized gain (loss)		44,116,665
Change in net unrealized appreciation (depreciation) on: Investment securities	293,487,375
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation (depreciation)		293,487,758
Net gain (loss)		337,604,423
Net increase (decrease) in net assets resulting from operations		$343,611,711

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,007,288	$(901,041)
Net realized gain (loss)	44,116,665	(25,348)
Change in net unrealized appreciation (depreciation)	293,487,758	(87,800,669)
Net increase (decrease) in net assets resulting from operations	343,611,711	(88,727,058)
Distributions to shareholders from net investment income	(5,197,978)	–
Distributions to shareholders from net realized gain	–	(49,044,175)
Total distributions	(5,197,978)	(49,044,175)
Share transactions
Proceeds from sales of shares	375,114,434	1,630,756,010
Reinvestment of distributions	4,954,736	47,070,205
Cost of shares redeemed	(948,883,745)	(588,015,383)
Net increase (decrease) in net assets resulting from share transactions	(568,814,575)	1,089,810,832
Redemption fees	27,362	137,784
Total increase (decrease) in net assets	(230,373,480)	952,177,383
Net Assets
Beginning of period	1,894,175,072	941,997,689
End of period	$1,663,801,592	$1,894,175,072
Other Information
Accumulated net investment loss end of period	$(93,249)	$(930,621)
Shares
Sold	9,254,539	40,832,843
Issued in reinvestment of distributions	117,858	1,210,538
Redeemed	(23,235,605)	(15,298,511)
Net increase (decrease)	(13,863,208)	26,744,870

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — IT Services Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.16	$38.88	$37.86	$27.53	$23.77
Income from Investment Operations
Net investment income (loss)B	.13C	(.02)	(.03)	(.03)	(.02)D
Net realized and unrealized gain (loss)	7.68	(.15)	4.06	11.42	4.08
Total from investment operations	7.81	(.17)	4.03	11.39	4.06
Distributions from net investment income	(.13)	–	(.01)	–	–
Distributions from net realized gain	–	(1.55)	(3.01)	(1.06)	(.30)
Total distributions	(.13)	(1.55)	(3.01)E	(1.06)	(.30)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$44.84	$37.16	$38.88	$37.86	$27.53
Total ReturnG	21.05%	(.59)%	11.16%	41.66%	17.22%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.81%	.81%	.84%	.86%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.84%	.86%
Expenses net of all reductions	.79%	.80%	.81%	.83%	.85%
Net investment income (loss)	.33%C	(.06)%	(.07)%	(.09)%	(.09)%D
Supplemental Data
Net assets, end of period (000 omitted)	$1,663,802	$1,894,175	$941,998	$1,653,572	$470,962
Portfolio turnover rateJ	27%	24%	56%	74%	107%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 E Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	51.79%	18.88%	10.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,213	Semiconductors Portfolio
$20,834	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund returned 51.79%, topping the 49.09% gain of the surging MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index and also outpacing the S&P 500®. Versus the MSCI industry index, stock selection in the fund’s core category of semiconductors added the most value this period. Picks in semiconductor equipment also contributed and nearly offset the negative impact of underweighting this strong-performing group. At the stock level, two out-of-index positions figured among our top relative contributors: Netherlands-based NXP Semiconductors and TTM Technologies. NXP was the top relative contributor, aided by our timely exposure to this leading supplier of chips for the automotive market. Our position in TTM, one of the world’s largest makers of printed-circuit boards, more than doubled this period. I reduced the position as the stock rallied, eliminating it in September. Overweightings in ON Semiconductor and Semtech also worked well, as did sidestepping First Solar, an index name and maker of solar modules using thin-film semiconductor technology that lost roughly half of its value this period. Conversely, our largest individual relative detractor was a sizable underweighting in graphics-processor designer Nvidia, which posted a 226% return. Another stock exposed to some of the same markets as Nvidia was Advanced Micro Devices, which also detracted because I underweighted it and ultimately sold the stock from the fund. Wireless infrastructure maker Qualcomm, the fund’s second-largest holding at period end, was a large overweighting that worked against us. A cash position averaging roughly 4% of the fund’s net assets also was a meaningful drag on performance this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	22.4	17.5
Qualcomm, Inc.	14.3	12.4
Broadcom Ltd.	8.0	8.4
Analog Devices, Inc.	4.9	5.5
Micron Technology, Inc.	4.5	3.1
Applied Materials, Inc.	4.2	4.5
Marvell Technology Group Ltd.	3.4	1.2
ON Semiconductor Corp.	3.0	4.2
NXP Semiconductors NV	2.9	3.9
Maxim Integrated Products, Inc.	2.7	3.4
	70.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Semiconductors & Semiconductor Equipment	88.0%
Electronic Equipment & Components	3.8%
Internet Software & Services	2.1%
Technology Hardware, Storage & Peripherals	1.4%
Commercial Services & Supplies	0.6%
All Others*	4.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Semiconductors & Semiconductor Equipment	76.6%
Diversified Financial Services	8.4%
Electronic Equipment & Components	5.9%
Technology Hardware, Storage & Peripherals	2.0%
Commercial Services & Supplies	0.7%
All Others*	6.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Semiconductors Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Biotechnology - 0.0%
Biotechnology - 0.0%
Arrowhead Pharmaceuticals, Inc. warrants 5/21/17 (a)	285,468	$3
Commercial Services & Supplies - 0.6%
Office Services & Supplies - 0.6%
West Corp.	773,400	18,491,994
Communications Equipment - 0.2%
Communications Equipment - 0.2%
Parrot SA (a)(b)	502,200	4,479,698
Electronic Equipment & Components - 3.8%
Electronic Manufacturing Services - 2.4%
Jabil Circuit, Inc.	2,867,855	73,158,981
Technology Distributors - 1.4%
Arrow Electronics, Inc. (a)	81,300	5,869,860
Avnet, Inc.	592,100	27,283,968
Tech Data Corp. (a)	105,800	9,204,600
		42,358,428

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		115,517,409

Industrial Conglomerates - 0.4%
Industrial Conglomerates - 0.4%
Toshiba Corp. (a)	7,076,000	13,113,385
Internet Software & Services - 2.1%
Internet Software & Services - 2.1%
Alphabet, Inc. Class A (a)	74,050	62,567,067
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
EVERTEC, Inc.	101,212	1,705,422
Sabre Corp.	213,200	4,671,212
Travelport Worldwide Ltd.	231,200	2,936,240
		9,312,874
Semiconductors & Semiconductor Equipment - 88.0%
Semiconductor Equipment - 6.1%
Applied Materials, Inc.	3,494,700	126,578,034
Lam Research Corp.	456,473	54,110,309
Xcerra Corp. (a)	350,900	3,066,866
		183,755,209
Semiconductors - 81.9%
Acacia Communications, Inc. (b)	207,700	10,790,015
Ambarella, Inc. (a)(b)	91,200	5,376,240
ams AG	99,100	4,578,324
Analog Devices, Inc.	1,815,589	148,751,207
Broadcom Ltd.	1,144,500	241,409,385
Cavium, Inc. (a)	495,600	32,466,756
Cirrus Logic, Inc. (a)	189,900	10,269,792
Cree, Inc. (a)(b)	894,700	24,282,158
Cypress Semiconductor Corp.	620,700	8,236,689
Diodes, Inc. (a)	558,994	13,343,187
Himax Technologies, Inc. sponsored ADR (b)	1,414,941	9,593,300
Integrated Device Technology, Inc. (a)	1,250,255	29,893,597
Intel Corp.	18,659,671	675,480,090
Linear Technology Corp.	997,300	64,405,634
Marvell Technology Group Ltd.	6,491,296	101,264,218
Maxim Integrated Products, Inc.	1,864,625	82,602,888
Mellanox Technologies Ltd. (a)	665,000	32,186,000
Microchip Technology, Inc.	547,700	39,719,204
Micron Technology, Inc. (a)	5,735,540	134,441,058
NVIDIA Corp.	506,492	51,398,808
NXP Semiconductors NV (a)	835,504	85,898,166
ON Semiconductor Corp. (a)	5,939,846	89,869,870
Qorvo, Inc. (a)	808,328	53,430,481
Qualcomm, Inc.	7,645,084	431,794,344
Semtech Corp. (a)	1,585,175	53,024,104
Skyworks Solutions, Inc.	220,220	20,879,058
Synaptics, Inc. (a)	196,800	10,459,920
		2,465,844,493

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,649,599,702

Technology Hardware, Storage & Peripherals - 1.4%
Technology Hardware, Storage & Peripherals - 1.4%
Cray, Inc. (a)	182,500	3,805,125
Lenovo Group Ltd.	29,322,000	17,601,736
Nimble Storage, Inc. (a)	605,300	5,490,071
Samsung Electronics Co. Ltd.	8,881	15,046,969
		41,943,901
TOTAL COMMON STOCKS
(Cost $2,404,591,496)		2,915,026,033

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.60% (c)	81,256,561	81,272,813
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	38,007,385	38,014,986
TOTAL MONEY MARKET FUNDS
(Cost $119,273,047)		119,287,799
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $2,523,864,543)		3,034,313,832
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(21,942,314)
NET ASSETS - 100%		$3,012,371,518

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$410,090
Fidelity Securities Lending Cash Central Fund	262,996
Total	$673,086

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,915,026,033	$2,915,026,030	$3	$--
Money Market Funds	119,287,799	119,287,799	--	--
Total Investments in Securities:	$3,034,313,832	$3,034,313,829	$3	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.0%
Singapore	8.0%
Bermuda	3.5%
Netherlands	2.9%
Israel	1.1%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $36,237,861) — See accompanying schedule: Unaffiliated issuers (cost $2,404,591,496)	$2,915,026,033
Fidelity Central Funds (cost $119,273,047)	119,287,799
Total Investments (cost $2,523,864,543)		$3,034,313,832
Cash		2,253,636
Receivable for investments sold		37,632,474
Receivable for fund shares sold		8,093,944
Dividends receivable		11,173,884
Distributions receivable from Fidelity Central Funds		104,742
Prepaid expenses		5,897
Other receivables		159,864
Total assets		3,093,738,273
Liabilities
Payable for investments purchased	$35,847,330
Payable for fund shares redeemed	5,564,098
Accrued management fee	1,341,660
Other affiliated payables	451,613
Other payables and accrued expenses	156,135
Collateral on securities loaned	38,005,919
Total liabilities		81,366,755
Net Assets		$3,012,371,518
Net Assets consist of:
Paid in capital		$2,423,973,234
Undistributed net investment income		7,126,004
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		70,827,385
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		510,444,895
Net Assets, for 29,755,099 shares outstanding		$3,012,371,518
Net Asset Value, offering price and redemption price per share ($3,012,371,518 ÷ 29,755,099 shares)		$101.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$37,485,680
Interest		207,129
Income from Fidelity Central Funds (including $262,996 from security lending)		673,086
Total income		38,365,895
Expenses
Management fee	$10,894,103
Transfer agent fees	3,329,848
Accounting and security lending fees	613,652
Custodian fees and expenses	76,195
Independent trustees' fees and expenses	41,195
Appreciation in deferred trustee compensation account	233
Registration fees	157,969
Audit	44,750
Legal	23,867
Miscellaneous	22,638
Total expenses before reductions	15,204,450
Expense reductions	(300,547)	14,903,903
Net investment income (loss)		23,461,992
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,357,500
Fidelity Central Funds	15,058
Foreign currency transactions	31,604
Total net realized gain (loss)		153,404,162
Change in net unrealized appreciation (depreciation) on: Investment securities	608,451,298
Assets and liabilities in foreign currencies	(1,155)
Total change in net unrealized appreciation (depreciation)		608,450,143
Net gain (loss)		761,854,305
Net increase (decrease) in net assets resulting from operations		$785,316,297

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,461,992	$15,551,549
Net realized gain (loss)	153,404,162	103,884,648
Change in net unrealized appreciation (depreciation)	608,450,143	(339,855,348)
Net increase (decrease) in net assets resulting from operations	785,316,297	(220,419,151)
Distributions to shareholders from net investment income	(16,885,913)	(15,827,117)
Distributions to shareholders from net realized gain	(60,751,043)	(235,831,061)
Total distributions	(77,636,956)	(251,658,178)
Share transactions
Proceeds from sales of shares	1,421,320,708	258,847,468
Reinvestment of distributions	74,398,178	240,283,384
Cost of shares redeemed	(529,318,580)	(1,083,972,350)
Net increase (decrease) in net assets resulting from share transactions	966,400,306	(584,841,498)
Redemption fees	116,895	54,935
Total increase (decrease) in net assets	1,674,196,542	(1,056,863,892)
Net Assets
Beginning of period	1,338,174,976	2,395,038,868
End of period	$3,012,371,518	$1,338,174,976
Other Information
Undistributed net investment income end of period	$7,126,004	$902,519
Shares
Sold	15,698,643	3,158,007
Issued in reinvestment of distributions	948,917	2,946,726
Redeemed	(6,043,951)	(13,726,287)
Net increase (decrease)	10,603,609	(7,621,554)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Semiconductors Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$69.87	$89.46	$68.32	$49.82	$53.29
Income from Investment Operations
Net investment income (loss)B	1.03	.70	.47	.36	.17
Net realized and unrealized gain (loss)	33.98	(8.79)	23.21	18.53	(3.49)
Total from investment operations	35.01	(8.09)	23.68	18.89	(3.32)
Distributions from net investment income	(.68)	(.83)	(.45)	(.32)	(.15)
Distributions from net realized gain	(2.98)	(10.68)	(2.10)	(.06)	–
Total distributions	(3.65)C	(11.50)D	(2.55)	(.39)E	(.15)
Redemption fees added to paid in capitalB	.01	–F	.01	–F	–F
Net asset value, end of period	$101.24	$69.87	$89.46	$68.32	$49.82
Total ReturnG	51.79%	(10.44)%	34.91%	38.01%	(6.20)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.77%	.78%	.82%	.84%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.82%	.84%
Expenses net of all reductions	.75%	.74%	.77%	.79%	.82%
Net investment income (loss)	1.19%	.88%	.61%	.63%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$3,012,372	$1,338,175	$2,395,039	$1,253,853	$953,784
Portfolio turnover rateJ	110%	179%	132%K	186%	118%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.3.65 per share is comprised of distributions from net investment income of $.676 and distributions from net realized gain of $2.975 per share.

 D Total distributions of $11.50 per share is comprised of distributions from net investment income of $.825 and distributions from net realized gain of $10.678 per share.

 E Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	31.83%	17.29%	13.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,257	Software and IT Services Portfolio
$20,834	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Ali Khan:  For the year, the fund rose 31.83%, strongly outpacing the 27.17% result of the MSCI U.S. IMI Software & Services 25/50 Index, and surpassing the S&P 500®. Versus the MSCI index, stock selection drove outperformance, especially within the internet software & services segment. Acquisitions helped lift the industry’s performance, and the fund’s top three individual contributors on a relative basis – Demandware, LinkedIn and NetSuite – were acquired during the reporting period. Elsewhere, our underweighting in database, middleware and applications provider Oracle buoyed the fund’s relative result because it lagged the MSCI index. Conversely, an out-of-index position in travel-review and booking site TripAdvisor dragged on the fund’s return. After showing some weakness in its core review business in recent quarterly reports, among other challenges to its new business model, the stock dipped. Underweighting technology and consulting company IBM also hurt, but to a slightly lesser extent. IBM's shares held up better than expected as investors sought stability around the time of the U.S. presidential election.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	12.7	9.7
Facebook, Inc. Class A	11.6	10.6
Alphabet, Inc. Class C	10.4	10.0
Alphabet, Inc. Class A	9.1	8.5
Visa, Inc. Class A	5.8	6.0
MasterCard, Inc. Class A	3.9	4.2
Adobe Systems, Inc.	3.7	2.6
Salesforce.com, Inc.	3.0	2.4
Cognizant Technology Solutions Corp. Class A	2.5	2.1
PayPal Holdings, Inc.	2.1	0.9
	64.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Internet Software & Services	37.1%
Software	31.2%
IT Services	22.3%
Internet & Direct Marketing Retail	2.4%
Electronic Equipment & Components	1.2%
All Others*	5.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Internet Software & Services	38.8%
Software	27.8%
IT Services	22.3%
Internet & Catalog Retail	3.0%
Technology Hardware, Storage & Peripherals	1.4%
All Others*	6.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Software and IT Services Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Electronic Equipment & Components - 1.2%
Technology Distributors - 1.2%
Dell Technologies, Inc. (a)	781,000	$49,585,690
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Inovalon Holdings, Inc. Class A (a)(b)	910,900	10,930,800
Internet & Direct Marketing Retail - 2.4%
Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (a)	58,500	49,434,840
TripAdvisor, Inc. (a)	1,194,400	49,531,768
		98,966,608
Internet Software & Services - 37.1%
Internet Software & Services - 37.1%
Actua Corp. (a)	416,889	5,711,379
Akamai Technologies, Inc. (a)	1,346,100	84,265,860
Alphabet, Inc.:
Class A (a)	447,200	377,852,696
Class C (a)	523,360	430,835,186
Bazaarvoice, Inc. (a)	1,417,100	6,306,095
Endurance International Group Holdings, Inc. (a)	1,033,700	8,786,450
Facebook, Inc. Class A (a)	3,565,900	483,322,086
Mix Telematics Ltd.	29,598,044	8,393,728
New Relic, Inc. (a)	261,400	9,196,052
Pandora Media, Inc. (a)(b)	1,303,200	16,133,616
Twilio, Inc. Class A (b)	287,800	9,129,016
Twitter, Inc. (a)(b)	951,500	15,005,155
Web.com Group, Inc. (a)	252,234	4,855,505
Yahoo!, Inc. (a)	1,822,059	83,195,214
		1,542,988,038
IT Services - 22.3%
Data Processing & Outsourced Services - 19.1%
Alliance Data Systems Corp.	283,500	68,884,830
EVERTEC, Inc.	668,000	11,255,800
Fidelity National Information Services, Inc.	700,100	57,597,227
FleetCor Technologies, Inc. (a)	331,200	56,304,000
Global Payments, Inc.	516,500	41,159,885
MasterCard, Inc. Class A	1,455,200	160,741,392
PayPal Holdings, Inc. (a)	2,133,700	89,615,400
Sabre Corp.	492,700	10,795,057
The Western Union Co.	830,400	16,309,056
Total System Services, Inc.	791,500	43,120,920
Visa, Inc. Class A	2,723,420	239,497,555
		795,281,122
IT Consulting & Other Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	1,732,400	102,679,348
IBM Corp.	168,200	30,245,724
		132,925,072

TOTAL IT SERVICES		928,206,194

Media - 0.2%
Advertising - 0.2%
Aimia, Inc.	1,186,100	8,081,769
Semiconductors & Semiconductor Equipment - 1.2%
Semiconductors - 1.2%
Qualcomm, Inc.	844,700	47,708,656
Software - 31.2%
Application Software - 13.2%
Adobe Systems, Inc. (a)	1,294,100	153,143,794
Autodesk, Inc. (a)	626,200	54,041,060
Citrix Systems, Inc. (a)	240,500	18,987,475
Deem, Inc. (c)	124,895	62,448
Monotype Imaging Holdings, Inc.	1,546,800	31,168,020
Paylocity Holding Corp. (a)	616,400	21,734,264
RealPage, Inc. (a)	18,144	612,360
RingCentral, Inc. (a)	400,000	10,680,000
Salesforce.com, Inc. (a)	1,545,526	125,728,540
Ultimate Software Group, Inc. (a)	193,700	37,459,643
Workday, Inc. Class A (a)(b)	918,700	76,187,791
Zendesk, Inc. (a)	680,200	18,521,846
		548,327,241
Home Entertainment Software - 2.2%
Activision Blizzard, Inc.	705,700	31,848,241
Electronic Arts, Inc. (a)	671,000	58,041,500
		89,889,741
Systems Software - 15.8%
Microsoft Corp.	8,244,400	527,476,710
Oracle Corp.	426,900	18,181,671
Red Hat, Inc. (a)	674,300	55,838,783
Tableau Software, Inc. (a)	1,088,100	57,386,394
		658,883,558

TOTAL SOFTWARE		1,297,100,540

TOTAL COMMON STOCKS
(Cost $2,541,546,366)		3,983,568,295

Money Market Funds - 5.0%
Fidelity Cash Central Fund, 0.60% (d)	158,740,399	158,772,147
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	48,993,218	49,003,017
TOTAL MONEY MARKET FUNDS
(Cost $207,753,687)		207,775,164
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $2,749,300,053)		4,191,343,459
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(35,908,684)
NET ASSETS - 100%		$4,155,434,775

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $62,448 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Deem, Inc.	10/3/16	$8,064,516

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$594,608
Fidelity Securities Lending Cash Central Fund	545,112
Total	$1,139,720

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ICF International, Inc.	$38,900,339	$--	$46,852,163	$--	$--
Lionbridge Technologies, Inc.	22,485,157	--	23,694,894	--	--
Mix Telematics Ltd.	3,457,177	1,381,023	824,356	148,740	--
Total	$64,842,673	$1,381,023	$71,371,413	$148,740	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,983,568,295	$3,983,505,847	$--	$62,448
Money Market Funds	207,775,164	207,775,164	--	--
Total Investments in Securities:	$4,191,343,459	$4,191,281,011	$--	$62,448

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $46,392,207) — See accompanying schedule: Unaffiliated issuers (cost $2,541,546,366)	$3,983,568,295
Fidelity Central Funds (cost $207,753,687)	207,775,164
Total Investments (cost $2,749,300,053)		$4,191,343,459
Cash		38,929
Receivable for investments sold		20,782,902
Receivable for fund shares sold		4,318,293
Dividends receivable		4,642,342
Distributions receivable from Fidelity Central Funds		87,108
Prepaid expenses		12,811
Other receivables		276,798
Total assets		4,221,502,642
Liabilities
Payable for investments purchased	$2,119,004
Payable for fund shares redeemed	12,216,009
Accrued management fee	1,899,124
Other affiliated payables	655,269
Other payables and accrued expenses	183,361
Collateral on securities loaned	48,995,100
Total liabilities		66,067,867
Net Assets		$4,155,434,775
Net Assets consist of:
Paid in capital		$2,612,634,481
Accumulated net investment loss		(142,311)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		100,977,173
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,441,965,432
Net Assets, for 29,501,251 shares outstanding		$4,155,434,775
Net Asset Value, offering price and redemption price per share ($4,155,434,775 ÷ 29,501,251 shares)		$140.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends (including $148,740 earned from other affiliated issuers)		$22,428,107
Income from Fidelity Central Funds (including $545,112 from security lending)		1,139,720
Total income		23,567,827
Expenses
Management fee	$20,125,227
Transfer agent fees	6,252,674
Accounting and security lending fees	1,020,251
Custodian fees and expenses	55,617
Independent trustees' fees and expenses	78,889
Registration fees	102,831
Audit	50,574
Legal	48,807
Miscellaneous	42,580
Total expenses before reductions	27,777,450
Expense reductions	(149,240)	27,628,210
Net investment income (loss)		(4,060,383)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	232,414,026
Fidelity Central Funds	15,498
Other affiliated issuers	21,856,092
Foreign currency transactions	431
Total net realized gain (loss)		254,286,047
Change in net unrealized appreciation (depreciation) on: Investment securities	730,056,024
Assets and liabilities in foreign currencies	1,943
Total change in net unrealized appreciation (depreciation)		730,057,967
Net gain (loss)		984,344,014
Net increase (decrease) in net assets resulting from operations		$980,283,631

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,060,383)	$3,012,831
Net realized gain (loss)	254,286,047	117,018,295
Change in net unrealized appreciation (depreciation)	730,057,967	(197,993,675)
Net increase (decrease) in net assets resulting from operations	980,283,631	(77,962,549)
Distributions to shareholders from net investment income	(1,211,235)	(1,330,049)
Distributions to shareholders from net realized gain	(146,887,357)	(160,508,932)
Total distributions	(148,098,592)	(161,838,981)
Share transactions
Proceeds from sales of shares	1,075,769,868	680,171,334
Reinvestment of distributions	141,773,881	155,152,051
Cost of shares redeemed	(865,722,579)	(636,997,573)
Net increase (decrease) in net assets resulting from share transactions	351,821,170	198,325,812
Redemption fees	59,005	53,547
Total increase (decrease) in net assets	1,184,065,214	(41,422,171)
Net Assets
Beginning of period	2,971,369,561	3,012,791,732
End of period	$4,155,434,775	$2,971,369,561
Other Information
Undistributed net investment income end of period	$–	$1,093,261
Accumulated net investment loss end of period	$(142,311)	$–
Shares
Sold	8,292,367	5,708,334
Issued in reinvestment of distributions	1,094,880	1,319,769
Redeemed	(6,629,721)	(5,522,076)
Net increase (decrease)	2,757,526	1,506,027

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Software and IT Services Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$111.11	$119.38	$124.38	$87.97	$89.96
Income from Investment Operations
Net investment income (loss)B	(.14)	.12	(.17)	.06	.04
Net realized and unrealized gain (loss)	35.02	(2.05)	7.26	41.95	7.25
Total from investment operations	34.88	(1.93)	7.09	42.01	7.29
Distributions from net investment income	(.05)	(.05)	–	–	(.78)C
Distributions from net realized gain	(5.08)	(6.29)	(12.09)	(5.60)	(8.50)C
Total distributions	(5.13)	(6.34)	(12.09)	(5.60)	(9.28)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$140.86	$111.11	$119.38	$124.38	$87.97
Total ReturnE	31.83%	(1.84)%	6.33%	48.18%	8.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.79%	.82%
Expenses net of all reductions	.75%	.76%	.77%	.78%	.80%
Net investment income (loss)	(.11)%	.10%	(.15)%	.06%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$4,155,435	$2,971,370	$3,012,792	$3,844,505	$2,027,731
Portfolio turnover rateH	44%	36%	53%	87%	96%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	38.52%	14.57%	11.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,796	Technology Portfolio
$20,834	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Charlie Chai:   For the year, the fund returned 38.52%, well ahead of the 33.64% gain of the MSCI U.S. IMI Information Technology 25/50 Index and also topping the S&P 500®. Versus the MSCI sector index, stock selection was an important positive for the fund, especially in the semiconductors, systems software and application software groups. The largest relative contributor was out-of-index semiconductor stock GlobalWafers, which I began buying in August. This Taiwan-based firm specializes in silicon-wafer manufacturing, and our position in this stock soared 155%, partly due to an improving supply/demand backdrop. Other relative contributors included out-of-index, Japan-based silicon-wafer manufacturer Sumco, as well as overweightings in digital-memory maker Micron Technology and Autodesk, which supplies design software for engineering and architectural firms. Conversely, underweighting the technology hardware, storage & peripherals group detracted, as did an overweighting in internet software & services and a modest cash position. The fund’s largest individual detractor by far was China-based online advertising provider 58.com. This out-of-index stock was hurt by selling pressure related to the company’s purchase of a privately held rival, among other factors. Underweighting smartphone maker Apple also weighed on our relative result, as did untimely ownership of an out-of-index position in DeNA, a Japan-based provider of online gaming and e-commerce services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.1	9.7
Alphabet, Inc. Class C	5.3	5.4
Facebook, Inc. Class A	5.2	6.0
Alphabet, Inc. Class A	5.1	5.6
Microsoft Corp.	4.4	4.1
Autodesk, Inc.	3.4	2.1
Tesla, Inc.	3.4	1.4
JD.com, Inc. sponsored ADR	2.2	0.1
Trimble, Inc.	2.2	1.9
Sumco Corp.	2.0	0.4
	44.3

Top Industries (% of fund's net assets)

As of February 28, 2017
Internet Software & Services	21.7%
Semiconductors & Semiconductor Equipment	18.0%
Software	15.7%
Technology Hardware, Storage & Peripherals	11.3%
Electronic Equipment & Components	10.4%
All Others*	22.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Internet Software & Services	24.9%
Semiconductors & Semiconductor Equipment	18.2%
Software	16.7%
Technology Hardware, Storage & Peripherals	10.2%
Electronic Equipment & Components	5.7%
All Others*	24.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Technology Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
Weifu High-Technology Co. Ltd. (B Shares)	98,200	$234,023
Automobiles - 3.4%
Automobile Manufacturers - 3.4%
Tesla, Inc. (a)(b)	554,166	138,535,958
Biotechnology - 0.1%
Biotechnology - 0.1%
BeiGene Ltd. ADR (b)	107,300	4,181,481
Genscript Biotech Corp. (a)	2,390,000	1,249,971
		5,431,452
Chemicals - 1.4%
Industrial Gases - 0.5%
SK Materials Co., Ltd.	115,148	17,296,561
Wonik Materials Co. Ltd. (a)	57,366	2,988,655
		20,285,216
Specialty Chemicals - 0.9%
Duk San Neolux Co. Ltd. (a)	364,204	7,897,936
Hansol Chemical Co. Ltd.	64,479	4,359,608
Nitto Denko Corp.	50,000	4,210,245
Shin-Etsu Chemical Co. Ltd.	121,000	10,235,106
Soulbrain Co. Ltd.	221,037	9,352,764
		36,055,659

TOTAL CHEMICALS		56,340,875

Commercial Services & Supplies - 0.5%
Commercial Printing - 0.5%
Nissha Printing Co. Ltd. (b)	703,800	20,015,497
Communications Equipment - 1.1%
Communications Equipment - 1.1%
Arista Networks, Inc. (a)	205,400	24,440,546
Ciena Corp. (a)	1,500	39,510
Cisco Systems, Inc.	299,800	10,247,164
F5 Networks, Inc. (a)	200	28,654
Palo Alto Networks, Inc. (a)	300	45,570
Radware Ltd. (a)	1,163	17,968
Viavi Solutions, Inc. (a)	1,030,200	10,322,604
Wistron NeWeb Corp.	605,070	1,768,081
		46,910,097
Consumer Finance - 0.0%
Consumer Finance - 0.0%
LendingClub Corp. (a)	1,100	5,874
Diversified Consumer Services - 1.2%
Education Services - 1.2%
China Online Education Group sponsored ADR (a)	18,563	247,259
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	594,022	28,756,605
TAL Education Group ADR (a)	235,914	20,399,484
		49,403,348
Specialized Consumer Services - 0.0%
ZTO Express (Cayman), Inc. sponsored ADR (b)	27,600	355,764

TOTAL DIVERSIFIED CONSUMER SERVICES		49,759,112

Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
GDS Holdings Ltd. ADR	787,800	6,121,206
Diversified Telecommunication Services - 0.1%
Integrated Telecommunication Services - 0.1%
Bharti Infratel Ltd.	951,441	4,053,160
Electrical Equipment - 0.7%
Electrical Components & Equipment - 0.7%
Acuity Brands, Inc.	88,700	18,742,310
Lumenpulse, Inc. (a)	40,300	533,106
Nidec Corp.	400	37,349
Rockwell Automation, Inc.	65,000	9,821,500
		29,134,265
Electronic Equipment & Components - 10.4%
Electronic Components - 3.8%
Alps Electric Co. Ltd.	1,736,200	51,694,237
Chilisin Electronics Corp.	2,306,000	6,092,341
Chunghwa Precision Test Tech Co. Ltd.	92,000	4,180,865
Iriso Electronics Co. Ltd.	88,300	5,258,151
Japan Aviation Electronics Industry Ltd.	1,000	13,806
Knowles Corp. (a)	209,084	3,957,960
Largan Precision Co. Ltd.	239,000	35,503,144
Ledlink Optics, Inc.	1,646,309	2,332,946
Lens Technology Co. Ltd. Class A	2,828,300	11,522,818
Murata Manufacturing Co. Ltd.	300	43,126
Sunny Optical Technology Group Co. Ltd.	899,000	5,784,571
TDK Corp.	74,300	5,052,757
Tong Hsing Electronics Industries Ltd.	902,000	4,054,989
Universal Display Corp. (b)	144,544	12,264,558
Walsin Technology Corp.	1,506,825	2,115,652
Yageo Corp.	3,056,670	7,527,910
Yaskawa Electric Corp.	1,900	35,617
		157,435,448
Electronic Equipment & Instruments - 2.8%
Anritsu Corp.	179,400	1,381,290
Chroma ATE, Inc.	9,837,644	30,060,625
Cognex Corp.	232,700	17,873,687
Hexagon AB (B Shares)	596,300	24,085,589
National Instruments Corp.	294,700	9,501,128
Topcon Corp.	1,809,200	31,692,604
		114,594,923
Electronic Manufacturing Services - 2.9%
AAC Technology Holdings, Inc.	1,789,500	18,844,971
Merry Electronics Co. Ltd.	2,463,000	11,553,963
Trimble, Inc. (a)	2,915,621	90,471,720
		120,870,654
Technology Distributors - 0.9%
Dell Technologies, Inc. (a)	592,552	37,621,126
Digital China Holdings Ltd. (H Shares)	42,000	37,494
		37,658,620

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		430,559,645

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Intai Technology Corp.	426,513	2,118,879
Olympus Corp.	8,000	283,057
		2,401,936
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	800	34,960
Health Care Technology - 0.8%
Health Care Technology - 0.8%
athenahealth, Inc. (a)	138,126	16,289,199
Inovalon Holdings, Inc. Class A (a)(b)	771,200	9,254,400
M3, Inc.	56,600	1,435,845
Veeva Systems, Inc. Class A (a)	93,200	4,071,908
		31,051,352
Hotels, Restaurants & Leisure - 0.1%
Casinos & Gaming - 0.1%
500.com Ltd. sponsored ADR Class A (a)(b)	114,461	1,477,692
Hotels, Resorts & Cruise Lines - 0.0%
Tuniu Corp. Class A sponsored ADR (a)(b)	132,471	1,103,483

TOTAL HOTELS, RESTAURANTS & LEISURE		2,581,175

Household Durables - 1.1%
Consumer Electronics - 1.1%
Sony Corp.	710,500	21,954,242
Sony Corp. sponsored ADR	767,300	23,755,608
		45,709,850
Industrial Conglomerates - 0.0%
Industrial Conglomerates - 0.0%
Toshiba Corp. (a)	9,000	16,679
Internet & Direct Marketing Retail - 4.1%
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. (a)	68,600	57,969,744
China Internet Plus Holdings Ltd. (c)	759,582	3,344,212
Ctrip.com International Ltd. ADR (a)	8,100	384,264
Groupon, Inc. (a)	308,400	1,304,532
JD.com, Inc. sponsored ADR (a)	2,998,800	91,673,316
Jumei International Holding Ltd. sponsored ADR (a)	753,478	3,059,121
Liberty Interactive Corp. QVC Group Series A (a)	588	11,101
MySale Group PLC (a)	42,200	62,902
Netflix, Inc. (a)	300	42,639
Priceline Group, Inc. (a)	100	172,413
Vipshop Holdings Ltd. ADR (a)	844,400	10,985,644
		169,009,888
Internet Software & Services - 21.1%
Internet Software & Services - 21.1%
58.com, Inc. ADR (a)(b)	837,936	30,668,458
Akamai Technologies, Inc. (a)	500	31,300
Alarm.com Holdings, Inc. (a)	12,000	342,480
Alphabet, Inc.:
Class A (a)	246,303	208,108,794
Class C (a)	263,568	216,971,813
Apptio, Inc. Class A	5,300	68,847
Benefitfocus, Inc. (a)	93,600	2,485,080
Bitauto Holdings Ltd. ADR (a)	2,000	38,120
BlackLine, Inc.	100	2,853
Box, Inc. Class A (a)	54,600	962,052
Cornerstone OnDemand, Inc. (a)	8,286	346,106
CoStar Group, Inc. (a)	201,100	40,859,498
DeNA Co. Ltd.	1,040,000	23,392,941
eBay, Inc. (a)	25,200	854,280
Endurance International Group Holdings, Inc. (a)	1,193,620	10,145,770
Envestnet, Inc. (a)	434	16,774
Facebook, Inc. Class A (a)	1,581,374	214,339,432
Fang Holdings Ltd. ADR (b)	5,700	16,986
Hortonworks, Inc. (a)(b)	409,500	4,070,430
LogMeIn, Inc.	175,969	16,145,156
MINDBODY, Inc. (a)	136,300	3,618,765
NetEase, Inc. ADR	141,200	43,074,472
New Relic, Inc. (a)	251,000	8,830,180
Nutanix, Inc. Class B	72,872	2,076,160
Pandora Media, Inc. (a)	312,300	3,866,274
Q2 Holdings, Inc. (a)	1,425	51,229
Renren, Inc. ADR (a)	106,460	868,714
Shopify, Inc. (a)	6,256	370,418
Shopify, Inc. Class A (a)	64,300	3,807,203
SINA Corp.	5,200	361,556
SMS Co., Ltd.	1,011,600	22,393,958
Tencent Holdings Ltd.	222,100	5,893,860
The Trade Desk, Inc. (b)	4,200	177,282
Twilio, Inc. Class A	11,700	371,124
Twitter, Inc. (a)	51,000	804,270
Weibo Corp. sponsored ADR (a)	750	37,890
Xunlei Ltd. sponsored ADR (a)	1,303,205	4,730,634
Zillow Group, Inc.:
Class A (a)(b)	1,298	43,652
Class C (a)(b)	1,496	50,774
		871,295,585
IT Services - 2.9%
Data Processing & Outsourced Services - 1.9%
Alliance Data Systems Corp.	200	48,596
Fidelity National Information Services, Inc.	251,468	20,688,272
Fiserv, Inc. (a)	153,900	17,760,060
FleetCor Technologies, Inc. (a)	2,000	340,000
Global Payments, Inc.	223,300	17,794,777
PayPal Holdings, Inc. (a)	8,100	340,200
Paysafe Group PLC (a)	2,576,735	13,524,755
Total System Services, Inc.	124,799	6,799,050
Vantiv, Inc. (a)	600	39,228
Visa, Inc. Class A	4,500	395,730
		77,730,668
IT Consulting & Other Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	342,612	20,306,613
Computer Sciences Corp.	286,100	19,615,016
CSRA, Inc.	125,400	3,739,428
Virtusa Corp. (a)	600	18,606
		43,679,663

TOTAL IT SERVICES		121,410,331

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc. (a)	1,015,442	2,348,646
Machinery - 1.2%
Industrial Machinery - 1.2%
Han's Laser Technology Industry Group Co. Ltd.	2,744,500	9,610,895
Harmonic Drive Systems, Inc. (b)	96,700	3,008,291
HIWIN Technologies Corp.	1,647,000	10,516,076
King Slide Works Co. Ltd.	57,000	787,308
Minebea Mitsumi, Inc.	982,919	12,108,771
Nabtesco Corp.	145,600	4,050,024
SMC Corp.	36,900	10,461,213
		50,542,578
Media - 0.1%
Advertising - 0.0%
iCar Asia Ltd. (a)	3,611,616	692,257
Cable & Satellite - 0.0%
Naspers Ltd. Class N	202	32,293
Publishing - 0.1%
NEXT Co. Ltd.	39,300	257,814
Schibsted ASA:
(A Shares)	20,866	550,553
(B Shares)	54,082	1,312,780
		2,121,147

TOTAL MEDIA		2,845,697

Professional Services - 0.7%
Human Resource & Employment Services - 0.6%
51job, Inc. sponsored ADR (a)	800	28,760
Recruit Holdings Co. Ltd.	384,300	18,848,129
WageWorks, Inc. (a)	87,200	6,714,400
		25,591,289
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	61,500	2,641,425
Verisk Analytics, Inc. (a)	400	33,168
		2,674,593

TOTAL PROFESSIONAL SERVICES		28,265,882

Semiconductors & Semiconductor Equipment - 18.0%
Semiconductor Equipment - 4.1%
Amkor Technology, Inc. (a)	306,320	3,008,062
Applied Materials, Inc.	1,700	61,574
ASM Pacific Technology Ltd.	2,519,900	31,340,909
Experi Corp.	153,800	5,513,730
Lam Research Corp.	172,800	20,483,712
Nanometrics, Inc. (a)	21,591	587,491
Rubicon Technology, Inc. (a)(b)	1,141,191	639,067
Siltronic AG (a)	409,100	25,215,243
SolarEdge Technologies, Inc. (a)	112,700	1,651,055
Sumco Corp.	5,571,000	81,919,907
SunEdison, Inc. (a)	1,300	108
		170,420,858
Semiconductors - 13.9%
Advanced Micro Devices, Inc. (a)	1,065,300	15,404,238
Advanced Semiconductor Engineering, Inc.	28,121,330	35,115,638
Advanced Semiconductor Engineering, Inc. rights 3/21/17 (a)	878,323	110,159
Ambarella, Inc. (a)(b)	134,889	7,951,707
ams AG	628,239	29,024,035
ASPEED Tech, Inc.	399,000	6,343,030
Broadcom Ltd.	236,400	49,863,852
Cavium, Inc. (a)	129,700	8,496,647
Chipbond Technology Corp.	500,000	774,506
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	401,467	6,266,900
Cirrus Logic, Inc. (a)	41,000	2,217,280
Dialog Semiconductor PLC (a)	444,000	23,398,735
eMemory Technology, Inc.	322,000	4,615,435
GlobalWafers Co. Ltd.	7,623,000	47,555,282
Himax Technologies, Inc. sponsored ADR (b)	1,874,991	12,712,439
Hua Hong Semiconductor Ltd.	6,971,000	8,333,339
Infineon Technologies AG	122,300	2,173,978
Inphi Corp. (a)	21,600	1,013,904
Integrated Device Technology, Inc. (a)	416,400	9,956,124
LandMark Optoelectronics Corp.	680,000	7,110,793
MagnaChip Semiconductor Corp. (a)(b)	295,035	2,168,507
Marvell Technology Group Ltd.	2,286,754	35,673,362
Maxim Integrated Products, Inc.	900	39,870
Melexis NV	567	47,135
Mellanox Technologies Ltd. (a)	603,800	29,223,920
Micron Technology, Inc. (a)	1,845,000	43,246,800
Monolithic Power Systems, Inc.	167,995	14,778,520
NVIDIA Corp.	346,850	35,198,338
NXP Semiconductors NV (a)	429,308	44,137,155
ON Semiconductor Corp. (a)	489,300	7,403,109
Power Integrations, Inc.	5,200	328,640
Qualcomm, Inc.	507,200	28,646,656
Semiconductor Manufacturing International Corp. (a)	29,700	38,621
Semtech Corp. (a)	744,776	24,912,757
Silergy Corp.	230,000	3,873,668
Silicon Laboratories, Inc. (a)	141,200	9,531,000
Silicon Motion Technology Corp. sponsored ADR	208,900	8,479,251
Siliconware Precision Industries Co. Ltd. sponsored ADR	141,857	1,112,159
Sitronix Technology Corp.	596,000	1,927,967
SK Hynix, Inc.	881	36,268
Skyworks Solutions, Inc.	4,600	436,126
STMicroelectronics NV (France)	2,860	43,618
Vanguard International Semiconductor Corp.	192,000	379,659
Xilinx, Inc.	600	35,292
		570,136,419

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		740,557,277

Software - 15.7%
Application Software - 6.3%
8x8, Inc. (a)	2,400	36,240
Adobe Systems, Inc. (a)	33,539	3,969,005
ANSYS, Inc. (a)	38,714	4,133,107
Aspen Technology, Inc. (a)	68,900	4,005,846
Autodesk, Inc. (a)	1,635,900	141,178,170
Blackbaud, Inc.	600	42,912
Callidus Software, Inc. (a)	586,428	11,054,168
Citrix Systems, Inc. (a)	507	40,028
Ellie Mae, Inc. (a)	110,600	10,568,936
Guidewire Software, Inc. (a)	411	22,457
HubSpot, Inc. (a)	20,100	1,195,950
iFlytek Co. Ltd.	833,018	3,731,009
Intuit, Inc.	180,300	22,616,832
Kingdee International Software Group Co. Ltd. (a)	707,600	273,455
LINE Corp. ADR (b)	8,442	288,716
Linx SA	4,200	22,102
Mobileye NV (a)	106,700	4,856,984
Parametric Technology Corp. (a)	900	48,501
Paylocity Holding Corp. (a)	107,528	3,791,437
RealPage, Inc. (a)	16,400	553,500
Salesforce.com, Inc. (a)	196,792	16,009,029
Splunk, Inc. (a)	6,800	419,764
SS&C Technologies Holdings, Inc.	140,400	4,916,808
Ultimate Software Group, Inc. (a)	19,217	3,716,376
Workday, Inc. Class A (a)	111,700	9,263,281
Workiva, Inc. (a)	1,900	28,405
Zendesk, Inc. (a)	548,175	14,926,805
		261,709,823
Home Entertainment Software - 4.4%
Activision Blizzard, Inc.	1,136,400	51,285,732
Electronic Arts, Inc. (a)	481,300	41,632,450
NCSOFT Corp.	150	36,231
Nintendo Co. Ltd.	177,600	37,096,333
Nintendo Co. Ltd. ADR (b)	412,200	10,760,481
Square Enix Holdings Co. Ltd.	674,400	20,500,031
Take-Two Interactive Software, Inc. (a)	319,100	18,182,318
		179,493,576
Systems Software - 5.0%
Allot Communications Ltd. (a)	528,072	2,576,991
CommVault Systems, Inc. (a)	600	29,430
Imperva, Inc. (a)	125,761	5,156,201
Microsoft Corp.	2,816,040	180,170,239
Oracle Corp.	7,200	306,648
Progress Software Corp.	95,300	2,733,204
Proofpoint, Inc. (a)	85,147	6,707,029
Rapid7, Inc. (a)	4,600	69,690
ServiceNow, Inc. (a)	4,650	404,178
Tableau Software, Inc. (a)	146,300	7,715,862
		205,869,472

TOTAL SOFTWARE		647,072,871

Technology Hardware, Storage & Peripherals - 11.3%
Technology Hardware, Storage & Peripherals - 11.3%
Apple, Inc.	3,339,597	457,491,395
BlackBerry Ltd. (a)	2,700	18,763
Getac Technology Corp.	2,065,000	2,892,628
HP, Inc.	12,300	213,651
HTC Corp. (a)	1,343,000	3,451,891
Nimble Storage, Inc. (a)	3,700	33,559
Samsung Electronics Co. Ltd.	24	40,663
Stratasys Ltd. (a)	300	5,931
		464,148,481
TOTAL COMMON STOCKS
(Cost $2,938,325,280)		3,966,394,352

Convertible Preferred Stocks - 1.3%
Internet & Direct Marketing Retail - 0.7%
Internet & Direct Marketing Retail - 0.7%
China Internet Plus Holdings Ltd.:
Series A-11 (a)(c)	2,802,162	12,337,079
Series B (a)(c)	3,918,573	18,153,965
		30,491,044
Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(c)	515,696	25,151,643
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $31,985,667)		55,642,687

Money Market Funds - 8.0%
Fidelity Cash Central Fund, 0.60% (d)	142,528,696	142,557,201
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	187,006,581	187,043,982
TOTAL MONEY MARKET FUNDS
(Cost $329,577,107)		329,601,183
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $3,299,888,054)		4,351,638,222
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(232,149,398)
NET ASSETS - 100%		$4,119,488,824

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $58,986,899 or 1.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	11/16/16	$2,140,730
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$8,857,214
China Internet Plus Holdings Ltd. Series B	12/11/15	$15,128,435
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$8,000,018

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$294,202
Fidelity Securities Lending Cash Central Fund	3,000,746
Total	$3,294,948

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,966,394,352	$3,858,493,136	$104,557,004	$3,344,212
Convertible Preferred Stocks	55,642,687	--	--	55,642,687
Money Market Funds	329,601,183	329,601,183	--	--
Total Investments in Securities:	$4,351,638,222	$4,188,094,319	$104,557,004	$58,986,899

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$51,907,993
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	4,710,924
Cost of Purchases	--
Proceeds of Sales	(976,230)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$55,642,687
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2017	$4,544,302
Other Investments in Securities
Beginning Balance	$--
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	1,203,482
Cost of Purchases	2,140,730
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,344,212
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2017	$1,203,482

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.2%
Japan	10.3%
Cayman Islands	8.9%
Taiwan	5.6%
Singapore	1.2%
Netherlands	1.2%
Korea (South)	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $184,912,736) — See accompanying schedule: Unaffiliated issuers (cost $2,970,310,947)	$4,022,037,039
Fidelity Central Funds (cost $329,577,107)	329,601,183
Total Investments (cost $3,299,888,054)		$4,351,638,222
Foreign currency held at value (cost $2,125,024)		2,122,074
Receivable for investments sold		26,653,521
Receivable for fund shares sold		14,514,739
Dividends receivable		2,748,342
Distributions receivable from Fidelity Central Funds		268,751
Prepaid expenses		11,278
Other receivables		205,810
Total assets		4,398,162,737
Liabilities
Payable for investments purchased	$85,089,573
Payable for fund shares redeemed	3,885,473
Accrued management fee	1,806,860
Other affiliated payables	596,299
Other payables and accrued expenses	276,226
Collateral on securities loaned	187,019,482
Total liabilities		278,673,913
Net Assets		$4,119,488,824
Net Assets consist of:
Paid in capital		$2,928,023,118
Distributions in excess of net investment income		(121,462)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		139,779,648
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,051,807,520
Net Assets, for 28,032,349 shares outstanding		$4,119,488,824
Net Asset Value, offering price and redemption price per share ($4,119,488,824 ÷ 28,032,349 shares)		$146.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$25,480,745
Income from Fidelity Central Funds (including $3,000,746 from security lending)		3,294,948
Total income		28,775,693
Expenses
Management fee	$18,198,444
Transfer agent fees	5,639,145
Accounting and security lending fees	990,095
Custodian fees and expenses	386,189
Independent trustees' fees and expenses	71,154
Registration fees	68,963
Audit	56,439
Legal	45,884
Interest	1,124
Miscellaneous	39,060
Total expenses before reductions	25,496,497
Expense reductions	(371,525)	25,124,972
Net investment income (loss)		3,650,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	260,908,395
Fidelity Central Funds	9,245
Foreign currency transactions	149,103
Total net realized gain (loss)		261,066,743
Change in net unrealized appreciation (depreciation) on: Investment securities	806,030,429
Assets and liabilities in foreign currencies	56,699
Total change in net unrealized appreciation (depreciation)		806,087,128
Net gain (loss)		1,067,153,871
Net increase (decrease) in net assets resulting from operations		$1,070,804,592

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,650,721	$3,072,125
Net realized gain (loss)	261,066,743	27,243,106
Change in net unrealized appreciation (depreciation)	806,087,128	(259,186,503)
Net increase (decrease) in net assets resulting from operations	1,070,804,592	(228,871,272)
Distributions to shareholders from net investment income	(1,878,708)	(2,586,864)
Distributions to shareholders from net realized gain	(51,148,484)	(119,537,749)
Total distributions	(53,027,192)	(122,124,613)
Share transactions
Proceeds from sales of shares	875,621,785	678,111,909
Reinvestment of distributions	50,893,756	117,321,605
Cost of shares redeemed	(602,177,811)	(491,970,948)
Net increase (decrease) in net assets resulting from share transactions	324,337,730	303,462,566
Redemption fees	28,097	31,329
Total increase (decrease) in net assets	1,342,143,227	(47,501,990)
Net Assets
Beginning of period	2,777,345,597	2,824,847,587
End of period	$4,119,488,824	$2,777,345,597
Other Information
Distributions in excess of net investment income end of period	$(121,462)	$(2,876,339)
Shares
Sold	6,614,908	5,668,453
Issued in reinvestment of distributions	402,895	965,142
Redeemed	(4,756,350)	(4,237,584)
Net increase (decrease)	2,261,453	2,396,011

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Technology Portfolio

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$107.77	$120.85	$130.70	$104.11	$101.57
Income from Investment Operations
Net investment income (loss)B	.14	.13	.16	.06	.01
Net realized and unrealized gain (loss)	41.04	(8.26)	10.26	36.34	2.53
Total from investment operations	41.18	(8.13)	10.42	36.40	2.54
Distributions from net investment income	(.07)	(.10)	(.17)	(.09)C	–
Distributions from net realized gain	(1.93)	(4.85)	(20.10)	(9.72)C	–
Total distributions	(2.00)	(4.95)	(20.27)	(9.81)	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$146.95	$107.77	$120.85	$130.70	$104.11
Total ReturnE	38.52%	(7.16)%	9.97%	36.20%	2.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.78%	.80%	.81%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.81%
Expenses net of all reductions	.76%	.76%	.78%	.77%	.79%
Net investment income (loss)	.11%	.11%	.13%	.05%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$4,119,489	$2,777,346	$2,824,848	$2,411,391	$2,028,324
Portfolio turnover rateH	82%	130%	144%	181%	140%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio (formerly Electronics Portfolio), Software and IT Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Technology Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$58,986,899	Market approach	Discount rate	2.3%	Decrease
			Transaction price	$3.86 - $48.77 / $29.95	Increase
			Enterprise value/Gross profit multiple (EV/GP)	11.4	Increase
			Discount for lack of marketability	15.0%	Decrease
		Recovery value	Liquidity preference	$120.00	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Communications Equipment Portfolio	$181,824,605	$42,591,233	$(10,884,565)	$31,706,668
Computers Portfolio	324,176,862	172,006,898	(6,576,564)	165,430,334
IT Services Portfolio	1,169,906,444	533,500,106	(20,897,088)	512,603,018
Semiconductors Portfolio	2,550,274,366	534,889,175	(50,849,709)	484,039,466
Software and IT Services Portfolio	2,751,988,874	1,494,178,343	(54,823,758)	1,439,354,585
Technology Portfolio	3,304,917,893	1,134,931,717	(88,211,388)	1,046,720,329

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$456,131	$798,748	$31,707,113
Computers Portfolio	121,093	10,553,529	165,337,093
IT Services Portfolio	–	13,026,150	512,595,235
Semiconductors Portfolio	104,231,069	238,750	484,035,072
Software and IT Services Portfolio	56,738,792	46,927,203	1,439,276,611
Technology Portfolio	60,205,148	84,604,339	1,046,778,111

In addition, certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period of January 1, 2017 to February 28, 2017 Loss deferrals were as follows:

Ordinary losses
IT Services Portfolio	$(93,249)

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$2,293,875	$–	$2,293,875
Computers Portfolio	4,778,571	21,223,303	26,001,874
IT Services Portfolio	5,197,978	–	5,197,978
Semiconductors Portfolio	20,336,461	57,300,495	77,636,956
Software and IT Services Portfolio	50,482,973	97,615,618	148,098,591
Technology Portfolio	11,616,237	41,410,956	53,027,193

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$4,760,923	$1,387,952	$6,148,875
Computers Portfolio	5,463,090	14,901,951	20,365,041
IT Services Portfolio	16,214,259	32,829,916	49,044,175
Semiconductors Portfolio	177,902,476	73,755,702	251,658,178
Software and IT Services Portfolio	19,876,770	141,962,211	161,838,981
Technology Portfolio	47,875,554	74,249,059	122,124,613

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees for IT Services Portfolio, Software and IT Services Portfolio and Technology Portfolio effective December 12, 2016.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	71,636,232	78,669,178
Computers Portfolio	196,335,114	253,636,310
IT Services Portfolio	484,385,033	1,038,662,924
Semiconductors Portfolio	2,956,191,049	2,115,402,610
Software and IT Services Portfolio	1,715,824,173	1,543,348,618
Technology Portfolio	2,855,217,369	2,675,120,768

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.25%	.55%
Computers Portfolio	.30%	.25%	.55%
IT Services Portfolio	.30%	.25%	.55%
Semiconductors Portfolio	.30%	.25%	.55%
Software and IT Services Portfolio	.30%	.25%	.55%
Technology Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.25%
Computers Portfolio	.20%
IT Services Portfolio	.20%
Semiconductors Portfolio	.17%
Software and IT Services Portfolio	.17%
Technology Portfolio	.17%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$4,439
Computers Portfolio	7,305
IT Services Portfolio	24,404
Semiconductors Portfolio	119,331
Software and IT Services Portfolio	41,375
Technology Portfolio	64,935

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	Borrower	$8,532,385.60%		$7,402
Technology Portfolio	Borrower	9,718,500.69%		1,124

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed Software and IT Services for certain losses in the amount of $12,406.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$554
Computers Portfolio	1,227
IT Services Portfolio	5,691
Semiconductors Portfolio	5,340
Software and IT Services Portfolio	10,702
Technology Portfolio	9,638

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	$11,353,000.90%		$2,838

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$5,951	$60
Computers Portfolio	21,475	–
IT Services Portfolio	34,039	–
Semiconductors Portfolio	282,207	239
Software and IT Services Portfolio	116,760	1,157
Technology Portfolio	342,571	369

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$1,678
Computers Portfolio	3,781
IT Services Portfolio	15,704
Semiconductors Portfolio	18,101
Software and IT Services Portfolio	31,323
Technology Portfolio	28,585

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

VIP FundsManager 60% Portfolio
Technology Portfolio	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Technology Portfolio	26%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio (formerly Electronics Portfolio), Software and IT Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Communications Equipment Portfolio	.87%
Actual		$1,000.00	$1,108.30	$4.55
Hypothetical-C		$1,000.00	$1,020.48	$4.36
Computers Portfolio	.80%
Actual		$1,000.00	$1,189.90	$4.34
Hypothetical-C		$1,000.00	$1,020.83	$4.01
IT Services Portfolio	.79%
Actual		$1,000.00	$1,093.10	$4.10
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Semiconductors Portfolio	.77%
Actual		$1,000.00	$1,163.70	$4.13
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Software and IT Services Portfolio	.75%
Actual		$1,000.00	$1,092.60	$3.89
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Technology Portfolio	.76%
Actual		$1,000.00	$1,140.60	$4.03
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/13/17	04/12/17	$0.078	$0.136
Computers Portfolio	04/13/17	04/12/17	$0.020	$1.688
Semiconductors Portfolio	04/13/17	04/12/17	$0.240	$3.216
IT Services Portfolio	04/13/17	04/12/17	$0.000	$0.358
Software and IT Services Portfolio	04/13/17	04/12/17	$0.000	$3.666
Technology Portfolio	04/13/17	04/12/17	$0.000	$4.883

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$798,748
Computers Portfolio	$31,776,833
Semiconductors Portfolio	$244,717
IT Services Portfolio	$13,847,183
Software and IT Services Portfolio	$125,543,524
Technology Portfolio	$126,015,294

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Communications Equipment Portfolio	100%	100%
Computers Portfolio	100%	100%
Semiconductors Portfolio	100%	100%
IT Services Portfolio	–	100%
Software and IT Services Portfolio	98%	34%
Technology Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Communications Equipment Portfolio	100%	100%
Computers Portfolio	100%	100%
Semiconductors Portfolio	100%	100%
IT Services Portfolio	–	100%
Software and IT Services Portfolio	98%	36%
Technology Portfolio	–	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio (formerly known as Electronics Portfolio)
Software and IT Services Portfolio
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Technology Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTEC-ANN-0417
1.813669.112

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2017

Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Medical Equipment and Systems Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	29.67%	22.19%	15.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,751	Biotechnology Portfolio
$20,834	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Rajiv Kaul:   For the year, the fund gained 29.67%, considerably ahead of the 22.55% return of the MSCI U.S. IMI Biotechnology 25/50 Index. The fund also topped the S&P 500®. Versus the MSCI industry index, stock selection in the fund’s core biotechnology group drove its solid performance. By far, the fund’s largest relative contributor was Gilead Sciences, a major index component I significantly underweighted. The stock declined amid continued erosion in the sales of Harvoni®, one of Gilead’s drugs to treat hepatitis C. Other contributors included overweighted positions in Ariad Pharmaceuticals, Seattle Genetics and Tesaro, all of which posted triple-digit gains this period. Conversely, a small cash position modestly detracted. At the stock level, the most significant relative detractor was pharmaceuticals holding Cempra. The share price of this drug maker tumbled early in November after the U.S. Food & Drug Administration expressed concern about potential liver toxicity from its antibiotic solithromycin. Also weighing on the fund was the December collapse of Ophthotech. The stock lost the vast majority of its value in a single day following negative results from two late-stage clinical trials of the firm’s eye drug for macular degeneration, Fovista®, and I sold it from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	9.9	1.1
Alexion Pharmaceuticals, Inc.	5.9	5.7
Celgene Corp.	5.5	4.5
Regeneron Pharmaceuticals, Inc.	4.7	7.2
Biogen, Inc.	4.1	4.4
Vertex Pharmaceuticals, Inc.	2.7	4.9
Incyte Corp.	2.5	2.4
TESARO, Inc.	2.3	1.2
Seattle Genetics, Inc.	2.1	2.3
BioMarin Pharmaceutical, Inc.	1.9	2.6
	41.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Biotechnology	89.1%
Pharmaceuticals	9.4%
Health Care Equipment & Supplies	0.3%
Health Care Technology	0.1%
Health Care Providers & Services	0.1%
All Others*	1.0%

As of August 31, 2016
Biotechnology	86.8%
Pharmaceuticals	11.0%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.2%
Health Care Providers & Services	0.1%
All Others*	1.7%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Biotechnology - 87.4%
Biotechnology - 87.4%
AbbVie, Inc. (a)	272,340	$16,841,506
AC Immune SA	539,464	6,710,932
AC Immune SA	409,751	4,842,437
ACADIA Pharmaceuticals, Inc. (b)(c)	4,780,980	182,203,148
Acceleron Pharma, Inc. (b)(d)	3,669,602	98,051,765
Achillion Pharmaceuticals, Inc. (b)	933,020	3,741,410
Acorda Therapeutics, Inc. (b)(d)	2,364,111	62,530,736
Adamas Pharmaceuticals, Inc. (b)(c)(d)	1,782,612	32,978,322
Adaptimmune Therapeutics PLC sponsored ADR (b)(c)	3,318,171	13,372,229
ADMA Biologics, Inc. (b)	351,700	1,642,439
Aduro Biotech, Inc. (b)(c)	2,276,165	25,606,856
Advanced Accelerator Applications SA sponsored ADR (b)	301,947	11,455,869
Advaxis, Inc. (b)	602,152	5,292,916
Adverum Biotechnologies, Inc. (b)	657,857	1,743,321
Agenus, Inc. (b)(c)	1,241,618	5,264,460
Agenus, Inc. warrants 1/9/18 (b)	1,548,000	279
Agios Pharmaceuticals, Inc. (b)	308,390	14,938,412
Aimmune Therapeutics, Inc. (b)(c)	2,032,185	41,192,390
Akebia Therapeutics, Inc. (b)	779,378	7,809,368
Alder Biopharmaceuticals, Inc. (b)(c)(d)	2,945,843	67,312,513
Aldeyra Therapeutics, Inc. (b)(d)	1,144,052	5,663,057
Alexion Pharmaceuticals, Inc. (b)	4,321,255	567,164,719
Alkermes PLC (b)	2,521,111	142,442,772
Alnylam Pharmaceuticals, Inc. (b)(c)	1,811,378	93,539,560
AMAG Pharmaceuticals, Inc. (b)(c)	1,161,777	26,081,894
Amarin Corp. PLC ADR (b)(c)	1,661,031	5,647,505
Amgen, Inc.	5,350,127	944,457,909
Amicus Therapeutics, Inc. (b)(c)	3,953,862	25,660,564
Applied Genetic Technologies Corp. (b)	722,894	5,602,429
Aptevo Therapeutics, Inc. (b)	101,833	203,666
AquaBounty Technologies, Inc. (b)(c)	7,555	107,432
Ardelyx, Inc. (b)	2,028,569	27,588,538
Array BioPharma, Inc. (b)(c)	7,018,403	80,711,635
Ascendis Pharma A/S sponsored ADR (b)	142,632	4,217,628
Asterias Biotherapeutics, Inc. (c)	596,713	2,267,509
Asterias Biotherapeutics, Inc. warrants 9/29/17 (b)(c)	119,342	44,157
Atara Biotherapeutics, Inc. (b)(c)(d)	1,849,183	28,569,877
aTyr Pharma, Inc. (b)(c)	201,820	807,280
aTyr Pharma, Inc. (a)(b)	675,659	2,702,636
Audentes Therapeutics, Inc.	261,700	4,058,967
Axovant Sciences Ltd. (b)	548,009	6,965,194
Bellicum Pharmaceuticals, Inc. (b)(c)	991,273	12,222,396
BioCryst Pharmaceuticals, Inc. (b)(c)	1,126,133	7,027,070
Biogen, Inc. (b)	1,362,604	393,247,514
BioMarin Pharmaceutical, Inc. (b)	1,963,034	184,387,784
BioTime, Inc. warrants 10/1/18 (b)	30,113	17,767
bluebird bio, Inc. (b)	300,319	26,322,960
Blueprint Medicines Corp. (b)	1,581,444	55,635,200
Calithera Biosciences, Inc. (b)(c)	307,440	2,766,960
Cara Therapeutics, Inc. (b)(c)	357,403	5,729,170
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (b)	141,443	5,184
warrants 5/30/17 (b)	282,100	45,201
Celgene Corp. (b)	4,248,968	524,790,038
Celldex Therapeutics, Inc. (b)(c)	4,534,966	16,053,780
Chiasma, Inc. (b)(c)(d)	1,650,799	2,641,278
Chiasma, Inc. warrants (b)(d)	382,683	105,173
Chimerix, Inc. (b)	1,843,567	10,471,461
Cidara Therapeutics, Inc. (b)(d)	146,000	1,051,200
Cidara Therapeutics, Inc. (a)(b)(d)	1,066,786	7,680,859
Clovis Oncology, Inc. (b)(c)	814,473	47,084,684
Corbus Pharmaceuticals Holdings, Inc. (b)(c)	746,000	6,378,300
Corvus Pharmaceuticals, Inc.	845,248	12,154,666
Cytokinetics, Inc. (b)(d)	2,246,578	23,813,727
Cytokinetics, Inc. warrants 6/25/17 (b)(d)	3,828,480	3,409,874
CytomX Therapeutics, Inc. (a)	287,485	3,593,563
DBV Technologies SA sponsored ADR (b)(c)	773,521	28,179,370
Dicerna Pharmaceuticals, Inc. (b)(c)	683,098	1,967,322
Dynavax Technologies Corp. (b)(c)	961,216	4,325,472
Eagle Pharmaceuticals, Inc. (b)(c)	253,208	19,418,522
Edge Therapeutics, Inc. (b)	158,943	1,552,873
Editas Medicine, Inc. (c)	851,718	21,233,330
Emergent BioSolutions, Inc. (b)	123,967	3,890,084
Enanta Pharmaceuticals, Inc. (b)	233,028	6,715,867
Epizyme, Inc. (b)(d)	5,722,274	81,256,291
Esperion Therapeutics, Inc. (b)(c)	614,906	16,092,090
Exact Sciences Corp. (b)(c)	1,389,046	29,892,270
Exelixis, Inc. (b)	5,750,140	123,800,514
Fate Therapeutics, Inc. (b)	1,760,366	7,551,970
Fibrocell Science, Inc. (b)(d)	2,432,240	1,702,568
FibroGen, Inc. (b)	855,311	21,382,775
Five Prime Therapeutics, Inc. (b)	451,379	20,704,755
Foundation Medicine, Inc. (b)(c)	75,200	1,864,960
Galapagos Genomics NV sponsored ADR (b)	1,138,988	80,355,603
Genmab A/S (b)	375,893	74,462,368
Genocea Biosciences, Inc. (b)	9,063	42,324
Genomic Health, Inc. (b)	220,428	6,654,721
GenSight Biologics SA	446,321	3,494,232
Geron Corp. (b)(c)(d)	15,808,751	33,988,815
Gilead Sciences, Inc.	1,094,564	77,144,871
Global Blood Therapeutics, Inc. (b)(c)(d)	2,465,355	68,660,137
Halozyme Therapeutics, Inc. (b)(c)	5,208,950	66,778,739
Heron Therapeutics, Inc. (b)	929,179	13,287,260
Histogenics Corp. (b)(d)	1,132,386	1,891,085
Idera Pharmaceuticals, Inc. (b)(c)	1,986,900	3,715,503
Ignyta, Inc. (b)	334,559	2,944,119
Immune Design Corp. (b)	343,041	1,749,509
ImmunoGen, Inc. (b)(c)	640,678	2,178,305
Immunomedics, Inc. (b)(c)	908,464	4,542,320
Incyte Corp. (b)	1,767,759	235,288,723
Insys Therapeutics, Inc. (b)(c)	183,890	2,346,436
Intellia Therapeutics, Inc. (b)(c)	874,903	12,493,615
Intercept Pharmaceuticals, Inc. (b)(c)	1,112,768	141,978,069
Intrexon Corp. (b)(c)	484,353	10,781,698
Ionis Pharmaceuticals, Inc. (b)(c)	2,570,377	127,927,663
Ironwood Pharmaceuticals, Inc. Class A (b)(c)	4,112,010	69,451,849
Juno Therapeutics, Inc. (b)(c)	1,454,327	34,962,021
Karyopharm Therapeutics, Inc. (b)(d)	3,165,815	32,829,502
Keryx Biopharmaceuticals, Inc. (b)(c)	1,918,225	9,648,672
Kite Pharma, Inc. (b)(c)	651,121	46,079,833
Kura Oncology, Inc. (b)(c)(d)	1,894,217	15,816,712
La Jolla Pharmaceutical Co. (b)(c)(d)	1,143,904	38,332,223
Lexicon Pharmaceuticals, Inc. (b)(c)	3,510,504	60,311,512
Ligand Pharmaceuticals, Inc. Class B (b)(c)	369,101	38,619,038
Lion Biotechnologies, Inc. (b)	1,204,382	9,213,522
Loxo Oncology, Inc. (b)(d)	1,951,145	86,708,884
Macrogenics, Inc. (b)(d)	2,940,497	62,162,107
MediciNova, Inc. (b)(c)	950,520	6,121,349
Merrimack Pharmaceuticals, Inc. (b)(c)	2,833,462	8,698,728
MiMedx Group, Inc. (b)(c)	45,164	387,055
Minerva Neurosciences, Inc. (b)(d)	3,320,214	29,051,873
Miragen Therapeutics, Inc. (b)(c)(d)	2,466,347	32,333,809
Mirna Therapeutics, Inc. (b)(c)	105,000	243,600
Momenta Pharmaceuticals, Inc. (b)	1,135,145	17,537,990
NantKwest, Inc. (b)(c)	286,943	1,357,240
Neurocrine Biosciences, Inc. (b)	3,281,456	144,909,097
NewLink Genetics Corp. (b)	747,664	11,745,801
Novavax, Inc. (b)(c)	9,661,621	14,589,048
Novelion Therapeutics, Inc. (b)	386,407	4,010,905
OncoMed Pharmaceuticals, Inc. (b)(c)	800,468	8,132,755
Opko Health, Inc. (b)(c)	1,066,667	8,949,336
Oragenics, Inc. (b)	1,558,058	965,996
Osiris Therapeutics, Inc. (b)(c)	66,095	380,046
OvaScience, Inc. (b)	677,491	1,002,687
Portola Pharmaceuticals, Inc. (b)	2,704,725	93,799,863
Progenics Pharmaceuticals, Inc. (b)(c)	2,751,348	30,925,152
Protagonist Therapeutics, Inc.	572,163	7,930,179
Proteostasis Therapeutics, Inc.	393,440	5,724,552
Prothena Corp. PLC (b)	726,935	42,634,738
PTC Therapeutics, Inc. (b)	936,928	12,770,329
Puma Biotechnology, Inc. (b)(c)	1,151,925	42,275,648
Radius Health, Inc. (b)(c)(d)	3,173,358	133,725,306
Regeneron Pharmaceuticals, Inc. (b)	1,207,163	450,875,381
REGENXBIO, Inc. (b)(c)	1,321,108	24,308,387
Regulus Therapeutics, Inc. (b)	1,944,641	2,041,873
Repligen Corp. (b)	878,615	27,685,159
Retrophin, Inc. (b)	1,546,103	32,885,611
Sage Therapeutics, Inc. (b)(c)	1,506,493	101,537,628
Sangamo Therapeutics, Inc. (b)(c)	1,373,531	6,249,566
Sarepta Therapeutics, Inc. (b)(c)	884,686	27,522,581
Seattle Genetics, Inc. (b)(c)	3,011,490	197,704,319
Selecta Biosciences, Inc.	226,900	2,967,852
Seres Therapeutics, Inc. (b)(d)	1,028,440	9,955,299
Seres Therapeutics, Inc. (a)(b)(d)	1,292,035	12,506,899
Spark Therapeutics, Inc. (b)(c)	1,446,320	92,246,290
Spectrum Pharmaceuticals, Inc. (b)	1,201,500	7,689,600
Stemline Therapeutics, Inc. (b)(d)	2,032,699	14,228,893
Syndax Pharmaceuticals, Inc. (d)	997,617	11,352,881
Syros Pharmaceuticals, Inc. (c)	230,100	2,542,605
Syros Pharmaceuticals, Inc. (a)	303,621	3,355,012
TESARO, Inc. (b)(c)	1,162,907	219,056,792
TG Therapeutics, Inc. (b)(c)	2,932,968	16,717,918
Threshold Pharmaceuticals, Inc. (b)(c)	366,950	222,812
Trevena, Inc. (b)	1,105,549	4,488,529
Ultragenyx Pharmaceutical, Inc. (b)(c)	1,913,978	162,841,248
United Therapeutics Corp. (b)	449,725	66,433,377
Vanda Pharmaceuticals, Inc. (b)	788,492	11,236,011
Versartis, Inc. (b)(d)	2,687,670	58,725,590
Vertex Pharmaceuticals, Inc. (b)	2,844,688	257,785,627
Vical, Inc. (b)	509,984	1,086,266
Vital Therapies, Inc. (b)	1,191,791	5,541,828
Voyager Therapeutics, Inc. (b)(c)(d)	2,674,974	34,640,913
Xencor, Inc. (b)	1,462,342	36,339,199
Zafgen, Inc. (b)(d)	2,712,346	10,768,014
		8,366,788,110
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (e)	54,958	7,225,603
Diversified Financial Services - 0.0%
Other Diversified Financial Services - 0.0%
Bioverativ, Inc. (b)	28,631	1,491,102
Health Care Equipment & Supplies - 0.3%
Health Care Equipment - 0.3%
Bellerophon Therapeutics, Inc. (b)(c)	925,170	1,285,986
Novocure Ltd. (b)(c)	697,189	5,298,636
Novocure Ltd. (a)	701,713	5,333,019
Vermillion, Inc. (b)(c)(d)	4,260,663	9,842,132
Zosano Pharma Corp. (b)(c)(d)	1,177,516	3,155,743
		24,915,516
Health Care Technology - 0.0%
Health Care Technology - 0.0%
NantHealth, Inc. (c)	456,500	3,455,705
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Transgenomic, Inc. (b)	236,500	95,783
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (b)	33,334	92,335
Pharmaceuticals - 9.4%
Pharmaceuticals - 9.4%
Achaogen, Inc. (b)(c)	1,553,725	36,434,851
Adimab LLC unit (b)(e)(f)	1,954,526	48,315,883
Afferent Pharmaceuticals, Inc. rights 12/31/24	8,274,568	8,026,331
Aradigm Corp. (b)	159,954	311,911
Avexis, Inc. (c)(d)	1,451,481	89,004,815
Axsome Therapeutics, Inc. (b)(c)(d)	1,339,325	6,093,929
Cempra, Inc. (b)(c)(d)	4,149,374	14,107,872
Dermira, Inc. (b)	1,885,091	63,508,716
Egalet Corp. (b)(c)(d)	2,161,072	10,675,696
GW Pharmaceuticals PLC ADR (b)(c)	925,725	115,511,966
Horizon Pharma PLC (b)	2,873,840	46,125,132
Intra-Cellular Therapies, Inc. (b)	529,782	6,913,655
Jazz Pharmaceuticals PLC (b)	547,413	72,597,912
Jounce Therapeutics, Inc. (d)	1,966,877	35,864,035
Kolltan Pharmaceuticals, Inc. rights(b)	10,639,609	1,915,130
MyoKardia, Inc. (b)(d)	2,644,390	32,129,339
Nektar Therapeutics (b)	796,771	10,421,765
NeurogesX, Inc. (b)(d)	2,550,000	26
Ocular Therapeutix, Inc. (b)(c)	1,113,528	9,286,824
Pacira Pharmaceuticals, Inc. (b)(c)	1,063,035	46,454,630
Paratek Pharmaceuticals, Inc. (b)(d)	1,315,832	19,671,688
Reata Pharmaceuticals, Inc. (c)	128,637	3,260,948
Repros Therapeutics, Inc. (b)(c)	964,190	1,147,386
Stemcentrx, Inc. rights 12/31/21	876,163	2,479,541
Tetraphase Pharmaceuticals, Inc. (b)	1,458,030	7,538,015
The Medicines Company (b)(c)	1,707,508	89,507,569
TherapeuticsMD, Inc. (b)	6,502,342	40,834,708
Theravance Biopharma, Inc. (b)(c)	1,038,400	31,795,808
WAVE Life Sciences (b)(c)(d)	1,421,761	42,795,006
Zogenix, Inc. (b)(c)	957,199	9,907,010
Zogenix, Inc. warrants 7/27/17 (b)	498,465	952
		902,639,049
TOTAL COMMON STOCKS
(Cost $6,945,414,977)		9,306,703,203

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.8%
Biotechnology - 1.6%
Biotechnology - 1.6%
23andMe, Inc. Series E (b)(e)	1,505,457	14,994,352
Axcella Health, Inc. Series C (b)(e)	1,642,272	28,230,656
Immunocore Ltd. Series A (b)(e)	73,318	19,551,790
Moderna Therapeutics, Inc.:
Series D (e)	2,074,940	18,217,973
Series E (e)	2,698,970	23,696,957
Ovid Therapeutics, Inc. Series B (b)(e)	1,039,201	7,014,607
RaNA Therapeutics LLC Series B (b)(e)	5,634,091	11,155,500
Scholar Rock LLC Series B (b)(e)	4,276,340	11,032,957
Twist Bioscience Corp.:
Series C (b)(e)	8,133,875	11,143,409
Series D (b)(e)	1,976,343	2,707,590
		147,745,791
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Allena Pharmaceuticals, Inc. Series C (b)(e)	6,041,631	13,049,923
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (b)(e)	856,366	2,260,806
Series B (b)(e)	2,783,187	7,347,614
		9,608,420
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (b)(e)	8,274,568	3,889,047

TOTAL CONVERTIBLE PREFERRED STOCKS		174,293,181

Nonconvertible Preferred Stocks - 0.1%
Biotechnology - 0.1%
Biotechnology - 0.1%
Yumanity Holdings LLC Class A (e)	588,700	4,544,764
TOTAL PREFERRED STOCKS
(Cost $142,468,759)		178,837,945

Money Market Funds - 13.5%
Fidelity Cash Central Fund, 0.60% (g)	52,051,232	52,061,642
Fidelity Securities Lending Cash Central Fund 0.62% (g)(h)	1,244,345,269	1,244,594,138
TOTAL MONEY MARKET FUNDS
(Cost $1,296,450,995)		1,296,655,780
TOTAL INVESTMENT PORTFOLIO - 112.6%
(Cost $8,384,334,731)		10,782,196,928
NET OTHER ASSETS (LIABILITIES) - (12.6)%		(1,208,516,180)
NET ASSETS - 100%		$9,573,680,748

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,013,494 or 0.5% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $234,379,429 or 2.4% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements [[, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm,]] are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$16,299,991
Adimab LLC unit	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$3,723,556
Allena Pharmaceuticals, Inc. Series C	11/25/15	$16,010,322
Axcella Health, Inc. Series C	1/30/15	$16,554,102
Codiak Biosciences, Inc. Series A	11/12/15	$856,366
Codiak Biosciences, Inc. Series B	11/12/15	$8,349,561
Immunocore Ltd. Series A	7/27/15	$13,796,921
Moderna Therapeutics, Inc. Series D	11/6/13	$9,158,071
Moderna Therapeutics, Inc. Series E	12/18/14	$11,912,324
Ovid Therapeutics, Inc. Series B	8/10/15	$6,474,222
RaNA Therapeutics LLC Series B	7/17/15	$6,084,818
RPI International Holdings LP	5/21/15	$6,479,548
Scholar Rock LLC Series B	12/17/15	$12,829,020
Twist Bioscience Corp. Series C	5/29/15	$12,199,999
Twist Bioscience Corp. Series D	1/8/16	$4,240,639
Yumanity Holdings LLC Class A	2/8/16	$3,978,847

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$312,647
Fidelity Securities Lending Cash Central Fund	15,322,899
Total	$15,635,546

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acceleron Pharma, Inc.	$86,934,749	$7,035,765	$--	$--	$98,051,765
Achillion Pharmaceuticals, Inc.	53,428,222	--	48,765,811	--	--
Acorda Therapeutics, Inc.	122,669,402	--	36,168,163	--	62,530,736
Adamas Pharmaceuticals, Inc.	25,329,062	--	3,141,515	--	32,978,322
Aegerion Pharmaceuticals, Inc.	16,037,442	239,590	8,987,915	--	--
Aimmune Therapeutics, Inc.	34,782,272	--	--	--	--
Aimmune Therapeutics, Inc.	30,194,416	1,168,711	35,276,913	--	--
Akebia Therapeutics, Inc.	15,126,410	--	10,735,338	--	--
Albireo Pharma, Inc. (formerly Biodel, Inc.)	1,108,019	--	1,147,921	--	--
Alder Biopharmaceuticals, Inc.	61,021,384	--	5,446,913	--	67,312,513
Aldeyra Therapeutics, Inc.	4,698,688	1,261,680	362,664	--	5,663,057
Anacor Pharmaceuticals, Inc.	166,052,633	--	258,446,415	--	--
Applied Genetic Technologies Corp.	19,086,161	--	10,091,157	--	--
Ardelyx, Inc.	32,015,636	--	15,382,652	--	--
ARIAD Pharmaceuticals, Inc.	18,528,788	83,012,663	251,585,372	--	--
Atara Biotherapeutics, Inc.	34,013,045	13,980,802	13,959,949	--	28,569,877
Avexis, Inc.	2,791,158	55,953,241	9,420,411	--	89,004,815
Axsome Therapeutics, Inc.	14,869,527	--	3,880,232	--	6,093,929
Bellerophon Therapeutics, Inc.	2,363,614	--	229,864	--	--
Calithera Biosciences, Inc.	10,659,924	82,309	5,803,541	--	--
Cempra, Inc.	73,996,023	--	752,659	--	14,107,872
Cerulean Pharma, Inc.	5,109,587	--	5,482,438	--	--
Chiasma, Inc.	15,108,345	--	--	--	--
Chiasma, Inc.	1,257,093	--	14,180	--	2,641,278
Chiasma, Inc. warrants	2,225,547	--	--	--	105,173
Cidara Therapeutics, Inc.	869,736	597,920	--	--	1,051,200
Cidara Therapeutics, Inc.	10,689,196	--	--	--	7,680,859
CTI BioPharma Corp.	11,419,512	--	8,652,966	--	--
Cytokinetics, Inc.	9,785,651	10,715,661	2,730,611	--	23,813,727
Cytokinetics, Inc. warrants 6/25/17	1,216,385	--	--	--	3,409,874
Dermira, Inc.	45,213,419	1,534,400	23,371,361	--	--
Dermira, Inc.	20,193,757	--	--	--	--
Dynavax Technologies Corp.	32,117,262	3,307,054	15,756,155	--	--
Egalet Corp.	16,940,202	--	1,667,426	--	10,675,696
Epirus Biopharmaceuticals, Inc.	3,259,269	--	1,081,092	--	--
Epizyme, Inc.	48,400,904	2,309,147	--	--	81,256,291
Esperion Therapeutics, Inc.	19,886,474	--	10,724,699	--	--
Fate Therapeutics, Inc.	3,098,244	--	--	--	--
Fibrocell Science, Inc.	7,518,206	--	2,260,702	--	1,702,568
Geron Corp.	38,099,090	--	--	--	33,988,815
Global Blood Therapeutics, Inc.	42,720,642	2,083,125	10,546,251	--	68,660,137
Histogenics Corp.	3,226,564	--	218,992	--	1,891,085
Horizon Pharma PLC	161,679,838	430,984	114,415,872	--	--
Immune Design Corp.	13,130,527	--	11,625,157	--	--
ImmunoGen, Inc.	35,142,584	--	18,470,993	--	--
Immunomedics, Inc.	21,388,559	--	18,764,526	--	--
Jounce Therapeutics, Inc.	--	--	--	--	35,864,035
Kalvista Pharmaceuticals, Inc. (formerly Carbylan Therapeutics, Inc.)	1,623,902	--	1,691,270	--	--
Karyopharm Therapeutics, Inc.	21,069,579	--	4,241,639	--	32,829,502
Kura Oncology, Inc.	8,510,850	--	628,687	--	15,816,712
La Jolla Pharmaceutical Co.	23,359,004	5,180,451	10,604,552	--	38,332,223
Loxo Oncology, Inc.	30,277,492	9,885,992	--	--	86,708,884
Macrogenics, Inc.	48,118,225	5,205,197	4,329,743	--	62,162,107
MediciNova, Inc.	14,935,920	--	10,646,676	--	--
Minerva Neurosciences, Inc.	8,980,027	16,212,545	--	--	29,051,873
Miragen Therapeutics, Inc.	--	15,785,186	--	--	32,333,809
Mirna Therapeutics, Inc.	4,977,112	--	2,115,141	--	--
MyoKardia, Inc.	2,690,900	1,554,000	1,049,943	--	32,129,339
MyoKardia, Inc.	15,118,850	--	--	--	--
NeurogesX, Inc.	22,950	--	--	--	26
Novavax, Inc.	71,812,780	--	26,439,228	--	--
Ocular Therapeutix, Inc.	13,205,293	--	4,536,726	--	--
Ophthotech Corp.	151,145,142	--	80,049,756	--	--
Oragenics, Inc.	2,697,973	--	730,371	--	--
Orexigen Therapeutics, Inc.	6,796,515	--	4,606,358	--	--
Osiris Therapeutics, Inc.	13,330,344	--	9,812,134	--	--
Paratek Pharmaceuticals, Inc.	26,894,817	4,035	6,685,763	--	19,671,688
Parnell Pharmaceuticals Holdings Ltd.	2,042,822	--	507,318	--	--
Portola Pharmaceuticals, Inc.	82,839,265	6,141,175	13,143,681	--	--
Progenics Pharmaceuticals, Inc.	18,619,620	2,669,748	9,997,180	--	--
ProNai Therapeutics, Inc.	9,544,132	--	3,474,807	--	--
ProQR Therapeutics BV	6,555,071	--	5,490,020	--	--
Radius Health, Inc.	121,212,899	--	41,891,637	--	133,725,306
REGENXBIO, Inc.	21,085,809	10,770,178	8,718,202	--	--
Repligen Corp.	45,843,527	--	24,745,805	--	--
Repros Therapeutics, Inc.	1,438,077	--	724,422	--	--
Retrophin, Inc.	15,496,086	22,667,684	17,045,383	--	--
Seres Therapeutics, Inc.	23,767,248	--	--	--	9,955,299
Seres Therapeutics, Inc.	29,858,929	--	--	--	12,506,899
Sophiris Bio, Inc.	2,292,687	--	1,723,488	--	--
Spark Therapeutics, Inc.	46,079,755	--	--	--	--
Spectrum Pharmaceuticals, Inc.	17,645,628	--	11,050,481	--	--
Stemline Therapeutics, Inc.	7,278,968	8,860,000	4,265,024	--	14,228,893
Sunesis Pharmaceuticals, Inc.	3,189,821	--	2,354,909	--	--
Syndax Pharmaceuticals, Inc.	--	6,346,800	5,871,692	--	11,352,881
TESARO, Inc.	86,982,891	48,014,340	109,777,349	--	--
TG Therapeutics, Inc.	41,935,144	--	14,275,181	--	--
Tobira Therapeutics, Inc.	8,784,843	--	10,550,026	--	--
Ultragenyx Pharmaceutical, Inc.	120,575,888	--	4,348,470	--	--
Vermillion, Inc.	7,038,842	--	133,239	--	9,842,132
Versartis, Inc.	14,217,283	6,312,345	--	--	58,725,590
Vical, Inc.	2,152,591	--	271,340	--	--
Vitae Pharmaceuticals, Inc.	19,712,228	--	37,817,621	--	--
Vital Therapies, Inc.	22,394,637	--	11,558,638	--	--
Voyager Therapeutics, Inc.	12,605,575	910,725	--	--	34,640,913
Voyager Therapeutics, Inc.	11,694,160	--	--	--	--
WAVE Life Sciences	14,044,906	--	--	--	--
WAVE Life Sciences	10,380,406	616,129	5,243,832	--	42,795,006
Xencor, Inc.	25,227,675	--	16,764,391	--	--
Xenon Pharmaceuticals, Inc.	5,871,198	--	5,437,113	--	--
XOMA Corp.	5,748,718	--	6,201,870	--	--
Zafgen, Inc.	16,979,286	--	--	--	10,768,014
Zogenix, Inc.	25,410,172	--	13,932,400	--	--
Zogenix, Inc. warrants 7/27/17	17,676	--	--	--	--
Zosano Pharma Corp.	2,871,696	--	37,570	--	3,155,743
Total	$2,770,407,002	$350,849,582	$1,520,889,902	$--	$1,367,786,463

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$9,306,703,203	$9,134,156,042	$104,584,647	$67,962,514
Preferred Stocks	178,837,945	--	--	178,837,945
Money Market Funds	1,296,655,780	1,296,655,780	--	--
Total Investments in Securities:	$10,782,196,928	$10,430,811,822	$104,584,647	$246,800,459

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$44,969,441
Total Realized Gain (Loss)	(446,345)
Total Unrealized Gain (Loss)	11,149,076
Cost of Purchases	12,267,392
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	22,950
Transfers out of Level 3	--
Ending Balance	$67,962,514
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2017	$10,702,761
Preferred Stocks
Beginning Balance	$181,689,140
Total Realized Gain (Loss)	32,922,764
Total Unrealized Gain (Loss)	73,723,520
Cost of Purchases	24,793,951
Proceeds of Sales	(134,291,430)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$178,837,945
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2017	$54,806,359

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $1,204,591,134) — See accompanying schedule: Unaffiliated issuers (cost $5,584,445,533)	$8,117,754,685
Fidelity Central Funds (cost $1,296,450,995)	1,296,655,780
Other affiliated issuers (cost $1,503,438,203)	1,367,786,463
Total Investments (cost $8,384,334,731)		$10,782,196,928
Restricted cash		148,127
Receivable for investments sold		111,923,319
Receivable for fund shares sold		13,136,129
Dividends receivable		6,260,196
Distributions receivable from Fidelity Central Funds		770,292
Prepaid expenses		37,573
Other receivables		495,993
Total assets		10,914,968,557
Liabilities
Payable for investments purchased	$71,197,063
Payable for fund shares redeemed	19,507,206
Accrued management fee	4,210,158
Other affiliated payables	1,433,073
Other payables and accrued expenses	584,766
Collateral on securities loaned	1,244,355,543
Total liabilities		1,341,287,809
Net Assets		$9,573,680,748
Net Assets consist of:
Paid in capital		$7,368,460,568
Accumulated net investment loss		(3,400,876)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(189,254,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,397,875,903
Net Assets, for 47,112,297 shares outstanding		$9,573,680,748
Net Asset Value, offering price and redemption price per share ($9,573,680,748 ÷ 47,112,297 shares)		$203.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$15,470,211
Income from Fidelity Central Funds (including $15,322,899 from security lending)		15,635,546
Total income		31,105,757
Expenses
Management fee	$54,304,779
Transfer agent fees	17,349,761
Accounting and security lending fees	1,538,558
Custodian fees and expenses	303,994
Independent trustees' fees and expenses	219,593
Registration fees	129,239
Audit	62,759
Legal	161,024
Miscellaneous	161,325
Total expenses before reductions	74,231,032
Expense reductions	(437,152)	73,793,880
Net investment income (loss)		(42,688,123)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	288,458,011
Fidelity Central Funds	47,142
Other affiliated issuers	(430,033,255)
Foreign currency transactions	(873,845)
Total net realized gain (loss)		(142,401,947)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $53,009)	2,691,747,938
Assets and liabilities in foreign currencies	8,634
Total change in net unrealized appreciation (depreciation)		2,691,756,572
Net gain (loss)		2,549,354,625
Net increase (decrease) in net assets resulting from operations		$2,506,666,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(42,688,123)	$(57,219,757)
Net realized gain (loss)	(142,401,947)	1,113,277,737
Change in net unrealized appreciation (depreciation)	2,691,756,572	(5,765,260,488)
Net increase (decrease) in net assets resulting from operations	2,506,666,502	(4,709,202,508)
Distributions to shareholders from net realized gain	(351,244,588)	(935,222,849)
Share transactions
Proceeds from sales of shares	1,517,002,797	6,221,332,903
Reinvestment of distributions	335,307,225	894,323,787
Cost of shares redeemed	(4,158,007,769)	(5,026,035,970)
Net increase (decrease) in net assets resulting from share transactions	(2,305,697,747)	2,089,620,720
Redemption fees	358,003	1,350,923
Total increase (decrease) in net assets	(149,917,830)	(3,553,453,714)
Net Assets
Beginning of period	9,723,598,578	13,277,052,292
End of period	$9,573,680,748	$9,723,598,578
Other Information
Accumulated net investment loss end of period	$(3,400,876)	$(263,824)
Shares
Sold	8,341,359	24,881,387
Issued in reinvestment of distributions	1,903,424	3,692,321
Redeemed	(23,151,337)	(22,091,457)
Net increase (decrease)	(12,906,554)	6,482,251

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Biotechnology Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$162.01	$248.00	$221.45	$120.51	$97.78
Income from Investment Operations
Net investment income (loss)B	(.78)	(.95)	(.87)	(.54)	(.16)
Net realized and unrealized gain (loss)	47.93	(69.22)	51.24	101.91	29.36
Total from investment operations	47.15	(70.17)	50.37	101.37	29.20
Distributions from net realized gain	(5.96)	(15.84)	(23.84)	(.46)	(6.48)
Total distributions	(5.96)	(15.84)	(23.84)	(.46)	(6.48)
Redemption fees added to paid in capitalB	.01	.02	.02	.03	.01
Net asset value, end of period	$203.21	$162.01	$248.00	$221.45	$120.51
Total ReturnC	29.67%	(30.35)%	24.21%	84.25%	31.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.73%	.74%	.76%	.81%
Expenses net of fee waivers, if any	.75%	.73%	.74%	.76%	.80%
Expenses net of all reductions	.74%	.73%	.74%	.75%	.79%
Net investment income (loss)	(.43)%	(.39)%	(.41)%	(.32)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,573,681	$9,723,599	$13,277,052	$11,033,313	$3,450,725
Portfolio turnover rateF	28%	35%	61%	35%	42%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	16.43%	20.06%	12.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,867	Health Care Portfolio
$20,834	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund advanced 16.43%, modestly lagging the 17.33% result of the MSCI U.S. IMI Health Care 25/50 Index and trailing the broader S&P 500® index. The sector posted strong gains, as equipment names benefited from solid fundamentals, including strong employment and health care utilization trends. A focus on innovation boosted these firms, while merger-and-acquisition (M&A) activity benefited those in life sciences tools & services. Security selection in pharmaceuticals was by far the largest detractor from the fund’s performance versus the MSCI sector index, largely due to a sizable non-index position in Israel-based Teva Pharmaceutical Industries. Our stake returned -41%, as Teva’s stock price was pressured by significant concern over the pricing environment for generic drugs and the durability of the firm’s key multiple sclerosis drug, Copaxone®. We sold our position in Teva by period end. Not owning Merck, a sizeable index component whose stock benefited in part by investor optimism when the firm sought surprisingly early approval of its immunotherapy drug Keytruda® to treat lung cancer, also hurt the fund’s relative results. An overweighting in Allergan also hampered relative performance. Conversely, picks in biotechnology helped, including a non-index stake in oncology-focused firm Tesaro, the fund’s largest relative contributor. Among other successes, the company announced that the U.S. Food and Drug Administration advanced the review for the company’s potential treatment for ovarian cancer. Elsewhere, security selection and a sizable overweighting in health care equipment segment was a big plus. Medical device maker Boston Scientific was a notable contributor from this industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	9.1	7.0
Allergan PLC	7.5	7.7
Medtronic PLC	7.1	10.1
UnitedHealth Group, Inc.	5.2	3.2
Boston Scientific Corp.	5.2	5.3
Alexion Pharmaceuticals, Inc.	4.3	3.0
Bristol-Myers Squibb Co.	4.2	1.4
Vertex Pharmaceuticals, Inc.	3.5	3.7
Anthem, Inc.	3.5	1.6
Humana, Inc.	2.5	0.4
	52.1

Top Industries (% of fund's net assets)

As of February 28, 2017
Biotechnology	30.2%
Health Care Equipment & Supplies	23.2%
Health Care Providers & Services	20.5%
Pharmaceuticals	18.6%
Health Care Technology	3.0%
All Others*	4.5%

As of August 31, 2016
Biotechnology	28.4%
Health Care Equipment & Supplies	28.4%
Pharmaceuticals	20.7%
Health Care Providers & Services	14.8%
Health Care Technology	3.6%
All Others*	4.1%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Health Care Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Biotechnology - 30.1%
Biotechnology - 30.1%
Ablynx NV (a)(b)	2,040,000	$25,404,624
AC Immune SA (b)	600,000	7,464,000
ACADIA Pharmaceuticals, Inc. (a)	81,012	3,087,367
Acorda Therapeutics, Inc. (a)	1,517,376	40,134,595
Advanced Accelerator Applications SA sponsored ADR (a)	506,500	19,216,610
Advaxis, Inc. (a)(b)	1,700,000	14,943,000
Alexion Pharmaceuticals, Inc. (a)	2,180,000	286,125,000
Alnylam Pharmaceuticals, Inc. (a)	531,977	27,471,292
Amgen, Inc.	3,420,000	603,732,601
Amicus Therapeutics, Inc. (a)(b)	3,800,000	24,662,000
Array BioPharma, Inc. (a)	2,214,500	25,466,750
Ascendis Pharma A/S sponsored ADR (a)	597,796	17,676,828
BeiGene Ltd. ADR (b)	261,157	10,177,288
BioMarin Pharmaceutical, Inc. (a)	690,000	64,811,700
bluebird bio, Inc. (a)	174,000	15,251,100
Blueprint Medicines Corp. (a)	650,000	22,867,000
Celgene Corp. (a)	170,000	20,996,700
Cellectis SA sponsored ADR (a)(b)	669,000	14,925,390
China Biologic Products, Inc. (a)	220,000	21,604,000
Curis, Inc. (a)	3,800,000	8,778,000
Cytokinetics, Inc. (a)	1,128,800	11,965,280
CytomX Therapeutics, Inc. (a)	423,577	5,294,713
Five Prime Therapeutics, Inc. (a)	360,000	16,513,200
Galapagos Genomics NV sponsored ADR (a)	412,156	29,077,606
Heron Therapeutics, Inc. (a)(b)	690,143	9,869,045
Incyte Corp. (a)	140,000	18,634,000
Insmed, Inc. (a)	2,800,000	44,604,000
Intercept Pharmaceuticals, Inc. (a)	255,946	32,656,150
La Jolla Pharmaceutical Co. (a)	108,400	3,632,484
Loxo Oncology, Inc. (a)	165,752	7,366,019
Neurocrine Biosciences, Inc. (a)	770,000	34,003,200
Proteostasis Therapeutics, Inc.	573,400	8,342,970
Prothena Corp. PLC (a)	380,271	22,302,894
Puma Biotechnology, Inc. (a)	791,947	29,064,455
Regeneron Pharmaceuticals, Inc. (a)	68,000	25,398,000
Spark Therapeutics, Inc. (a)	493,238	31,458,720
TESARO, Inc. (a)	430,000	80,999,100
Ultragenyx Pharmaceutical, Inc. (a)	628,000	53,430,240
Vertex Pharmaceuticals, Inc. (a)	2,550,000	231,081,000
Xencor, Inc. (a)	900,000	22,365,000
		1,992,853,921
Capital Markets - 0.4%
Asset Management & Custody Banks - 0.4%
RPI International Holdings LP (c)	199,753	26,262,526
Diversified Consumer Services - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	736,600	18,982,182
Health Care Equipment & Supplies - 23.2%
Health Care Equipment - 21.5%
Atricure, Inc. (a)	1,550,000	28,287,500
Boston Scientific Corp. (a)	14,000,000	343,700,000
DexCom, Inc. (a)	1,040,000	81,286,400
Genmark Diagnostics, Inc. (a)(d)	2,500,000	28,300,000
Insulet Corp. (a)	1,500,000	65,340,000
Integra LifeSciences Holdings Corp. (a)	880,000	37,611,200
Intuitive Surgical, Inc. (a)	220,000	162,140,000
Medtronic PLC	5,800,000	469,278,000
NxStage Medical, Inc. (a)	780,000	22,276,800
Penumbra, Inc. (a)(b)	900,000	69,120,000
Wright Medical Group NV (a)	3,100,000	86,428,000
Zimmer Biomet Holdings, Inc.	260,000	30,440,800
		1,424,208,700
Health Care Supplies - 1.7%
The Cooper Companies, Inc.	339,100	67,528,374
The Spectranetics Corp. (a)	1,600,000	44,520,000
		112,048,374

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,536,257,074

Health Care Providers & Services - 20.3%
Health Care Distributors & Services - 1.1%
Amplifon SpA	1,600,000	17,136,854
EBOS Group Ltd.	3,060,000	40,776,183
McKesson Corp.	55,000	8,257,150
Oriola-KD Oyj	2,000,000	8,348,072
		74,518,259
Health Care Facilities - 2.9%
HCA Holdings, Inc. (a)	1,180,000	102,943,200
Universal Health Services, Inc. Class B	700,000	87,920,000
		190,863,200
Health Care Services - 3.1%
American Renal Associates Holdings, Inc.	1,060,000	23,956,000
Envision Healthcare Corp. (a)	1,219,100	85,337,000
Premier, Inc. (a)	983,400	30,908,262
Teladoc, Inc. (a)	2,000,000	44,100,000
United Drug PLC (United Kingdom)	2,700,000	23,100,284
		207,401,546
Managed Health Care - 13.2%
Anthem, Inc.	1,400,000	230,748,000
Cigna Corp.	900,000	134,010,000
Humana, Inc.	770,000	162,662,500
UnitedHealth Group, Inc.	2,100,000	347,298,000
		874,718,500

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,347,501,505

Health Care Technology - 3.0%
Health Care Technology - 3.0%
athenahealth, Inc. (a)(b)	680,000	80,192,400
Castlight Health, Inc. (a)(d)	1,875,650	6,658,558
Castlight Health, Inc. Class B (a)(b)(d)	1,846,600	6,555,430
Evolent Health, Inc. (a)(b)	900,000	17,730,000
HealthStream, Inc. (a)	1,315,300	32,185,391
Medidata Solutions, Inc. (a)	1,000,000	55,920,000
		199,241,779
Internet Software & Services - 0.4%
Internet Software & Services - 0.4%
Benefitfocus, Inc. (a)(b)	1,000,000	26,550,000
Life Sciences Tools & Services - 1.4%
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	1,800,000	92,340,000
Pharmaceuticals - 18.6%
Pharmaceuticals - 18.6%
Aclaris Therapeutics, Inc. (a)	500,000	15,615,000
Akorn, Inc. (a)	500,000	10,405,000
Allergan PLC	2,028,000	496,494,960
Bristol-Myers Squibb Co.	4,920,000	279,013,200
Catalent, Inc. (a)	2,400,000	68,880,000
Dechra Pharmaceuticals PLC	2,000,000	39,955,370
Eisai Co. Ltd.	700,000	39,260,314
GlaxoSmithKline PLC	4,000,000	81,851,685
Jazz Pharmaceuticals PLC (a)	400,000	53,048,000
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	4,036,700	29,618,043
The Medicines Company (a)	880,000	46,129,600
TherapeuticsMD, Inc. (a)(b)	5,880,400	36,928,912
Theravance Biopharma, Inc. (a)(b)	1,220,336	37,366,688
		1,234,566,772
Professional Services - 0.9%
Human Resource & Employment Services - 0.9%
WageWorks, Inc. (a)	800,000	61,600,000
TOTAL COMMON STOCKS
(Cost $5,165,149,167)		6,536,155,759

Convertible Preferred Stocks - 0.6%
Biotechnology - 0.1%
Biotechnology - 0.1%
10X Genomics, Inc. Series C (c)	2,233,040	8,775,847
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(c)	1,639,892	10,839,686
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc. Series B (a)(c)	8,159,125	21,144,372
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $39,300,001)		40,759,905

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.60% (e)	49,432,022	49,441,908
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	140,325,163	140,353,228
TOTAL MONEY MARKET FUNDS
(Cost $189,772,012)		189,795,136
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $5,394,221,180)		6,766,710,800
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(137,829,142)
NET ASSETS - 100%		$6,628,881,658

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $67,022,431 or 1.0% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16	$10,000,000
1Life Healthcare, Inc. Series G	4/10/14	$10,800,001
Outset Medical, Inc. Series B	5/5/15	$18,500,000
RPI International Holdings LP	5/21/15 - 3/23/16	$26,504,031

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$191,921
Fidelity Securities Lending Cash Central Fund	2,404,262
Total	$2,596,183

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Atricure, Inc.	$--	$31,881,321	$6,410,194	$--	$--
Carriage Services, Inc.	17,518,500	--	2,688,618	134,694	--
Castlight Health, Inc.	6,227,158	--	--	--	6,658,558
Castlight Health, Inc. Class B	998,284	6,096,658	853,117	--	6,555,430
Connecture, Inc.	5,980,000	--	3,320,001	--	--
Curis, Inc.	10,726,504	3,246,245	8,923,074	--	--
Genmark Diagnostics, Inc.	11,413,314	3,824,949	3,859,575	--	28,300,000
HealthStream, Inc.	41,340,000	--	17,475,473	--	--
Insmed, Inc.	35,104,625	2,606,707	3,791,532	--	--
Neovasc, Inc.	16,758,000	--	1,823,069	--	--
The Spectranetics Corp.	28,360,000	5,081,755	16,109,758	--	--
Total	$174,426,385	$52,737,635	$65,254,411	$134,694	$41,513,988

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,536,155,759	$6,428,041,548	$81,851,685	$26,262,526
Convertible Preferred Stocks	40,759,905	--	--	40,759,905
Money Market Funds	189,795,136	189,795,136	--	--
Total Investments in Securities:	$6,766,710,800	$6,617,836,684	$81,851,685	$67,022,431

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $134,727,992) — See accompanying schedule: Unaffiliated issuers (cost $5,168,880,577)	$6,535,401,676
Fidelity Central Funds (cost $189,772,012)	189,795,136
Other affiliated issuers (cost $35,568,591)	41,513,988
Total Investments (cost $5,394,221,180)		$6,766,710,800
Receivable for investments sold		14,080,592
Receivable for fund shares sold		8,449,373
Dividends receivable		6,986,371
Distributions receivable from Fidelity Central Funds		166,745
Prepaid expenses		28,230
Other receivables		365,078
Total assets		6,796,787,189
Liabilities
Payable for investments purchased	$15,444,267
Payable for fund shares redeemed	7,801,612
Accrued management fee	2,939,046
Other affiliated payables	961,547
Other payables and accrued expenses	436,556
Collateral on securities loaned	140,322,503
Total liabilities		167,905,531
Net Assets		$6,628,881,658
Net Assets consist of:
Paid in capital		$5,396,212,788
Accumulated net investment loss		(353,910)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,453,458)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,372,476,238
Net Assets, for 31,730,296 shares outstanding		$6,628,881,658
Net Asset Value, offering price and redemption price per share ($6,628,881,658 ÷ 31,730,296 shares)		$208.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends (including $134,694 earned from other affiliated issuers)		$58,560,531
Income from Fidelity Central Funds (including $2,404,262 from security lending)		2,596,183
Total income		61,156,714
Expenses
Management fee	$39,201,543
Transfer agent fees	11,623,899
Accounting and security lending fees	1,204,535
Custodian fees and expenses	183,794
Independent trustees' fees and expenses	159,106
Appreciation in deferred trustee compensation account	193
Registration fees	77,645
Audit	48,481
Legal	118,709
Interest	7,723
Miscellaneous	111,743
Total expenses before reductions	52,737,371
Expense reductions	(226,315)	52,511,056
Net investment income (loss)		8,645,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(38,458,770)
Redemptions in-kind with affiliated entities (including gain from Other affiliated issuers of $3,271,366)	90,840,956
Fidelity Central Funds	4,207
Other affiliated issuers	(47,685,312)
Foreign currency transactions	(203,298)
Total net realized gain (loss)		4,497,783
Change in net unrealized appreciation (depreciation) on: Investment securities	1,003,543,417
Assets and liabilities in foreign currencies	14,287
Total change in net unrealized appreciation (depreciation)		1,003,557,704
Net gain (loss)		1,008,055,487
Net increase (decrease) in net assets resulting from operations		$1,016,701,145

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,645,658	$(3,224,002)
Net realized gain (loss)	4,497,783	731,883,746
Change in net unrealized appreciation (depreciation)	1,003,557,704	(2,182,058,591)
Net increase (decrease) in net assets resulting from operations	1,016,701,145	(1,453,398,847)
Distributions to shareholders from net investment income	(7,826,452)	–
Distributions to shareholders from net realized gain	(36,346,185)	(1,001,012,967)
Total distributions	(44,172,637)	(1,001,012,967)
Share transactions
Proceeds from sales of shares	982,508,524	2,350,566,255
Reinvestment of distributions	41,828,930	951,495,392
Cost of shares redeemed	(2,807,128,925)	(3,240,646,680)
Net increase (decrease) in net assets resulting from share transactions	(1,782,791,471)	61,414,967
Redemption fees	59,517	273,990
Total increase (decrease) in net assets	(810,203,446)	(2,392,722,857)
Net Assets
Beginning of period	7,439,085,104	9,831,807,961
End of period	$6,628,881,658	$7,439,085,104
Other Information
Accumulated net investment loss end of period	$(353,910)	$(209,016)
Shares
Sold	5,048,731	10,253,270
Issued in reinvestment of distributions	224,110	4,381,950
Redeemed	(14,749,861)	(15,011,754)
Net increase (decrease)	(9,477,020)	(376,534)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Health Care Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$180.53	$236.43	$216.88	$144.20	$133.07
Income from Investment Operations
Net investment income (loss)B	.23	(.07)	(.38)	(.20)	.50
Net realized and unrealized gain (loss)	29.29	(31.64)	50.00	92.44	24.74
Total from investment operations	29.52	(31.71)	49.62	92.24	25.24
Distributions from net investment income	(.23)	–	–	(.03)	(.44)
Distributions from net realized gain	(.90)	(24.20)	(30.08)	(19.53)	(13.67)
Total distributions	(1.14)C	(24.20)	(30.08)	(19.57)D	(14.11)
Redemption fees added to paid in capitalB	–E	.01	.01	.01	–E
Net asset value, end of period	$208.91	$180.53	$236.43	$216.88	$144.20
Total ReturnF	16.43%	(14.90)%	25.44%	67.13%	20.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.73%	.74%	.77%	.79%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.77%	.79%
Expenses net of all reductions	.73%	.72%	.74%	.76%	.78%
Net investment income (loss)	.12%	(.03)%	(.18)%	(.11)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$6,628,882	$7,439,085	$9,831,808	$6,180,280	$2,724,341
Portfolio turnover rateI	49%J	76%	98%J	99%	95%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.14 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.904 per share.

 D Total distributions of $19.57 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $19.532 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	19.71%	14.53%	9.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,852	Health Care Services Portfolio
$20,834	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Co-Portfolio Manager Justin Segalini:  For the year, the fund gained 19.71%, outperforming the 18.88% result of the MSCI U.S. IMI Health Care Providers & Services 25/50 Index, but lagging the S&P 500®. Uncertainty stemming from the U.S. presidential election cycle in 2016 led to above-average volatility for health care services stocks the past 12 months. As a result, the industry underperformed the broader market. Versus the MSCI industry index, choices among health care facilities proved beneficial, as did an overweight and stock selection in managed care. An underweight in health care distributors was another plus. An underweighting in Express Scripts, a large pharmacy benefits manager (PBM), was the fund’s biggest relative contributor, as the stock returned -88% for year. Questions over the company’s drug-pricing practices continued to weigh on its stock. Early in the period, Express Scripts was sued by health insurance giant Anthem over higher drug prices. Then, in August, shares dropped as investors feared backlash over a surge in Mylan’s EpiPen prices would influence PBMs. Elsewhere, an overweighting in UnitedHealth Group, the largest benchmark constituent, also contributed. United shares rose 22% the past year, as the firm expanded market leadership across all business lines, driving above average growth for the company. Our stake in Surgical Care Affiliates, one of the largest providers of outpatient surgeries in the country, was another plus. We sold our stake in Surgical Care before period end to lock in profits. Conversely, the fund’s largest relative detractor was Adeptus Health. Adeptus operates free-standing emergency rooms throughout Texas and Colorado. Adeptus shares sold off after the company released disappointing second-quarter results, then dropped again following news that its longtime CEO would leave the firm. In November, the company delayed its third-quarter earnings release, concerning investors, and the stock plunged. We sold our stake in Adeptus by period end. Not owning index component Tivity (formerly known as HealthWays) also hurt. The firm offers employers, health plans and health systems a variety of wellness programs and prevention solutions. The stock soared in late July when the firm unexpectedly sold its healthy-living business – a money-losing unit – to Sharecare, an online health and wellness platform.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	25.0	22.9
Anthem, Inc.	8.6	5.4
Humana, Inc.	6.9	5.0
Cigna Corp.	6.6	6.2
HCA Holdings, Inc.	5.0	4.9
Aetna, Inc.	4.9	4.9
McKesson Corp.	4.6	8.2
Universal Health Services, Inc. Class B	4.3	3.6
Envision Healthcare Corp.	4.0	1.2
Express Scripts Holding Co.	3.8	5.0
	73.7

Top Industries (% of fund's net assets)

As of February 28, 2017
Health Care Providers & Services	97.4%
Professional Services	0.9%
Pharmaceuticals	0.5%
Equity Real Estate Investment Trusts (Reits)	0.3%
All Others*	0.9%

As of August 31, 2016
Health Care Providers & Services	97.9%
Pharmaceuticals	1.0%
Professional Services	1.0%
All Others*	0.1%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Health Care Services Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 0.3%
Health Care REITs - 0.3%
Medical Properties Trust, Inc.	164,500	$2,207,590
Health Care Providers & Services - 97.4%
Health Care Distributors & Services - 8.2%
AmerisourceBergen Corp.	58,500	5,353,335
Cardinal Health, Inc.	235,600	19,170,772
Henry Schein, Inc. (a)	16,500	2,830,740
McKesson Corp.	234,600	35,220,498
		62,575,345
Health Care Facilities - 14.4%
Acadia Healthcare Co., Inc. (a)(b)	342,700	15,325,544
Brookdale Senior Living, Inc. (a)	436,400	6,284,160
HCA Holdings, Inc. (a)	436,400	38,071,536
HealthSouth Corp.	228,000	9,648,960
U.S. Physical Therapy, Inc.	100,000	7,565,000
Universal Health Services, Inc. Class B	256,700	32,241,520
		109,136,720
Health Care Services - 21.9%
Almost Family, Inc. (a)	109,800	5,451,570
American Renal Associates Holdings, Inc. (b)	387,221	8,751,195
Chemed Corp.	20,000	3,571,000
DaVita HealthCare Partners, Inc. (a)	197,300	13,694,593
Envision Healthcare Corp. (a)	437,500	30,625,000
Express Scripts Holding Co. (a)	407,900	28,818,135
Laboratory Corp. of America Holdings (a)	201,500	28,665,390
MEDNAX, Inc. (a)	212,300	15,113,637
Premier, Inc. (a)	319,200	10,032,456
Providence Service Corp. (a)	105,000	4,265,100
Quest Diagnostics, Inc.	103,800	10,114,272
Teladoc, Inc. (a)(b)	329,000	7,254,450
		166,356,798
Managed Health Care - 52.9%
Aetna, Inc.	287,700	37,044,252
Anthem, Inc.	396,202	65,302,014
Centene Corp. (a)	101,000	7,120,500
Cigna Corp.	337,100	50,194,190
Humana, Inc.	249,900	52,791,375
UnitedHealth Group, Inc.	1,148,100	189,872,777
		402,325,108

TOTAL HEALTH CARE PROVIDERS & SERVICES		740,393,971

Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Catalent, Inc. (a)	127,300	3,653,510
Professional Services - 0.9%
Human Resource & Employment Services - 0.9%
WageWorks, Inc. (a)	92,100	7,091,700
TOTAL COMMON STOCKS
(Cost $417,730,213)		753,346,771

Money Market Funds - 3.6%
Fidelity Cash Central Fund, 0.60% (c)	4,863,230	4,864,203
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	22,553,167	22,557,678
TOTAL MONEY MARKET FUNDS
(Cost $27,419,711)		27,421,881
TOTAL INVESTMENT PORTFOLIO - 102.7%
(Cost $445,149,924)		780,768,652
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(20,660,977)
NET ASSETS - 100%		$760,107,675

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,630
Fidelity Securities Lending Cash Central Fund	460,092
Total	$477,722

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $21,975,503) — See accompanying schedule: Unaffiliated issuers (cost $417,730,213)	$753,346,771
Fidelity Central Funds (cost $27,419,711)	27,421,881
Total Investments (cost $445,149,924)		$780,768,652
Receivable for investments sold		3,815,799
Receivable for fund shares sold		896,372
Dividends receivable		122,206
Distributions receivable from Fidelity Central Funds		20,754
Prepaid expenses		3,311
Other receivables		39,360
Total assets		785,666,454
Liabilities
Payable for investments purchased	$1,570,363
Payable for fund shares redeemed	894,271
Accrued management fee	338,159
Other affiliated payables	131,250
Other payables and accrued expenses	69,561
Collateral on securities loaned	22,555,175
Total liabilities		25,558,779
Net Assets		$760,107,675
Net Assets consist of:
Paid in capital		$391,219,273
Accumulated net investment loss		(437,618)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		33,708,947
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,617,073
Net Assets, for 8,452,113 shares outstanding		$760,107,675
Net Asset Value, offering price and redemption price per share ($760,107,675 ÷ 8,452,113 shares)		$89.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$7,017,310
Income from Fidelity Central Funds (including $460,092 from security lending)		477,722
Total income		7,495,032
Expenses
Management fee	$4,437,093
Transfer agent fees	1,447,800
Accounting and security lending fees	282,436
Custodian fees and expenses	15,802
Independent trustees' fees and expenses	18,016
Registration fees	38,307
Audit	41,261
Legal	14,842
Interest	1,889
Miscellaneous	12,079
Total expenses before reductions	6,309,525
Expense reductions	(14,890)	6,294,635
Net investment income (loss)		1,200,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,672,972
Fidelity Central Funds	(267)
Foreign currency transactions	1,903
Total net realized gain (loss)		67,674,608
Change in net unrealized appreciation (depreciation) on: Investment securities	71,121,687
Assets and liabilities in foreign currencies	(230)
Total change in net unrealized appreciation (depreciation)		71,121,457
Net gain (loss)		138,796,065
Net increase (decrease) in net assets resulting from operations		$139,996,462

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,200,397	$(325,516)
Net realized gain (loss)	67,674,608	32,972,196
Change in net unrealized appreciation (depreciation)	71,121,457	(99,109,996)
Net increase (decrease) in net assets resulting from operations	139,996,462	(66,463,316)
Distributions to shareholders from net investment income	(1,101,426)	(196,725)
Distributions to shareholders from net realized gain	(32,459,112)	(36,264,193)
Total distributions	(33,560,538)	(36,460,918)
Share transactions
Proceeds from sales of shares	98,741,730	418,304,133
Reinvestment of distributions	31,971,028	35,019,570
Cost of shares redeemed	(314,570,674)	(391,343,866)
Net increase (decrease) in net assets resulting from share transactions	(183,857,916)	61,979,837
Redemption fees	11,242	46,721
Total increase (decrease) in net assets	(77,410,750)	(40,897,676)
Net Assets
Beginning of period	837,518,425	878,416,101
End of period	$760,107,675	$837,518,425
Other Information
Accumulated net investment loss end of period	$(437,618)	$(538,491)
Shares
Sold	1,169,971	4,736,725
Issued in reinvestment of distributions	384,552	408,409
Redeemed	(3,759,703)	(4,554,229)
Net increase (decrease)	(2,205,180)	590,905

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Health Care Services Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$78.59	$87.26	$75.55	$59.90	$61.26
Income from Investment Operations
Net investment income (loss)B	.12	(.03)	(.09)	(.07)	.06
Net realized and unrealized gain (loss)	15.03	(5.21)	19.25	20.08	1.77
Total from investment operations	15.15	(5.24)	19.16	20.01	1.83
Distributions from net investment income	(.13)	(.02)	–	–	(.03)
Distributions from net realized gain	(3.68)	(3.41)	(7.45)	(4.36)	(3.16)
Total distributions	(3.81)	(3.43)	(7.45)	(4.36)	(3.19)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$89.93	$78.59	$87.26	$75.55	$59.90
Total ReturnD	19.71%	(6.30)%	26.88%	34.22%	3.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.77%	.79%	.82%	.84%
Expenses net of fee waivers, if any	.78%	.77%	.79%	.82%	.84%
Expenses net of all reductions	.78%	.77%	.79%	.82%	.83%
Net investment income (loss)	.15%	(.03)%	(.12)%	(.10)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$760,108	$837,518	$878,416	$692,486	$562,949
Portfolio turnover rateG	26%	39%	44%	65%	96%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	30.13%	19.54%	13.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,436	Medical Equipment and Systems Portfolio
$20,834	S&P 500® Index

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund gained 30.13%, outpacing the 25.20% result of the MSCI U.S. IMI Health Care Equipment & Supplies 25/50 Index and the broader S&P 500® index. Medical equipment stocks benefited from solid fundamentals, largely driven by strong employment and health care utilization trends. Versus the MSCI index, stock selection in health care equipment, the funds primary area of investment, aided performance most. The fund’s top relative contributor was medical device maker Boston Scientific, whose shares rose roughly 45% on better-than-expected earnings and higher annual revenue targets. Timely positioning in Zeltiq Aesthetics was another significant contributor. Zeltiq shares surged higher in February in advance of the announcement that Botox maker Allergan, another fund holding and detractor this period, intends to buy the company at a premium. The deal was not completed by February 28, and we sold our stake in Zeltiq after the news broke. Picks among health care supplies stocks also helped, including an overweighting in Spectranetics, which makes drug-coated balloons used to treat femoral artery disease. Conversely, not owning Idexx Laboratories, a leading provider of veterinary testing, was the fund’s largest relative detractor as the company’s growth exceeded expectations this period. An out-of-index position in Israel-based Teva Pharmaceutical Industries also hurt. Our position in Teva returned -27%, as significant concern over the generic-drug pricing environment and the durability of its key multiple sclerosis drug, Copaxone®,, pressured the stock price. We sold the fund’s position in Teva by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Equipment and Systems Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	21.2	20.8
Boston Scientific Corp.	11.2	9.6
Intuitive Surgical, Inc.	6.8	7.0
Stryker Corp.	4.1	3.0
Danaher Corp.	3.8	3.5
Abbott Laboratories	2.9	2.0
DexCom, Inc.	2.7	2.7
The Cooper Companies, Inc.	2.7	2.5
Zimmer Biomet Holdings, Inc.	2.6	5.5
Wright Medical Group NV	2.6	2.0
	60.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Health Care Equipment & Supplies	80.2%
Biotechnology	5.9%
Pharmaceuticals	3.0%
Health Care Providers & Services	2.9%
Health Care Technology	2.4%
All Others*	5.6%

As of August 31, 2016
Health Care Equipment & Supplies	87.1%
Pharmaceuticals	5.3%
Biotechnology	2.0%
Life Sciences Tools & Services	1.6%
Health Care Technology	1.6%
All Others*	2.4%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Medical Equipment and Systems Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Biotechnology - 5.9%
Biotechnology - 5.9%
Alexion Pharmaceuticals, Inc. (a)	400,000	$52,500,000
Amgen, Inc.	440,000	77,673,200
Puma Biotechnology, Inc. (a)	250,200	9,182,340
Vertex Pharmaceuticals, Inc. (a)	501,619	45,456,714
		184,812,254
Health Care Equipment & Supplies - 79.2%
Health Care Equipment - 74.2%
Abbott Laboratories	2,000,000	90,160,000
Angiodynamics, Inc. (a)	880,000	14,388,000
Atricure, Inc. (a)	1,500,000	27,375,000
Avinger, Inc. (a)(b)(c)	1,400,000	3,570,000
Becton, Dickinson & Co.	55,000	10,067,750
Boston Scientific Corp. (a)	14,300,000	351,065,000
C.R. Bard, Inc.	228,000	55,914,720
Danaher Corp.	1,400,000	119,770,000
DexCom, Inc. (a)	1,090,000	85,194,400
Edwards Lifesciences Corp. (a)	360,000	33,854,400
Genmark Diagnostics, Inc. (a)	1,800,000	20,376,000
Inogen, Inc. (a)	164,000	11,253,680
Insulet Corp. (a)	1,188,000	51,749,280
Integra LifeSciences Holdings Corp. (a)(b)	1,200,000	51,288,000
Intuitive Surgical, Inc. (a)	288,000	212,256,000
iRhythm Technologies, Inc. (b)	280,000	10,785,600
LivaNova PLC (a)	111,251	5,607,050
Masimo Corp. (a)	380,000	34,336,800
Medtronic PLC	8,220,000	665,080,200
Nakanishi, Inc.	330,000	13,144,777
Nevro Corp. (a)(b)	185,000	17,758,150
NxStage Medical, Inc. (a)	1,280,000	36,556,800
Penumbra, Inc. (a)(b)	400,000	30,720,000
ResMed, Inc.	400,000	28,812,000
Steris PLC	500,000	35,065,000
Stryker Corp.	1,000,000	128,560,000
Teleflex, Inc.	100,000	19,118,000
Wright Medical Group NV (a)	2,880,000	80,294,400
Zimmer Biomet Holdings, Inc.	700,000	81,956,000
		2,326,077,007
Health Care Supplies - 5.0%
Alere, Inc. (a)	200,000	7,660,000
Sartorius Stedim Biotech	114,181	7,278,365
The Cooper Companies, Inc.	418,800	83,399,832
The Spectranetics Corp. (a)	2,040,000	56,763,000
		155,101,197

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		2,481,178,204

Health Care Providers & Services - 2.8%
Health Care Services - 1.7%
Miraca Holdings, Inc.	280,000	13,408,696
Premier, Inc. (a)	500,000	15,715,000
Teladoc, Inc. (a)(b)	1,100,000	24,255,000
		53,378,696
Managed Health Care - 1.1%
Humana, Inc.	160,000	33,800,000

TOTAL HEALTH CARE PROVIDERS & SERVICES		87,178,696

Health Care Technology - 2.4%
Health Care Technology - 2.4%
athenahealth, Inc. (a)	157,634	18,589,778
Castlight Health, Inc. (a)	999,300	3,547,515
Castlight Health, Inc. Class B (a)(b)	750,000	2,662,500
Cerner Corp. (a)	51,955	2,859,603
Evolent Health, Inc. (a)(b)	500,000	9,850,000
HealthStream, Inc. (a)	522,882	12,794,923
HTG Molecular Diagnostics (a)(b)(c)	673,461	1,838,549
Medidata Solutions, Inc. (a)	400,000	22,368,000
		74,510,868
Internet Software & Services - 0.4%
Internet Software & Services - 0.4%
Benefitfocus, Inc. (a)(b)	510,000	13,540,500
Life Sciences Tools & Services - 2.1%
Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	840,000	43,092,000
Bruker Corp.	1,000,000	24,150,000
		67,242,000
Pharmaceuticals - 3.0%
Pharmaceuticals - 3.0%
Allergan PLC	260,000	63,653,200
Catalent, Inc. (a)	1,000,000	28,700,000
		92,353,200
Professional Services - 0.6%
Human Resource & Employment Services - 0.6%
WageWorks, Inc. (a)	260,000	20,020,000
TOTAL COMMON STOCKS
(Cost $2,306,307,003)		3,020,835,722

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 0.4%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(d)	455,526	3,011,027
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc. Series B (a)(d)	3,307,754	8,572,044

TOTAL CONVERTIBLE PREFERRED STOCKS		11,583,071

Nonconvertible Preferred Stocks - 1.0%
Health Care Equipment & Supplies - 1.0%
Health Care Equipment - 1.0%
Sartorius AG (non-vtg.)	440,000	33,021,074
TOTAL PREFERRED STOCKS
(Cost $29,116,255)		44,604,145

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 0.60% (e)	83,866,143	83,882,917
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	75,662,029	75,677,162
TOTAL MONEY MARKET FUNDS
(Cost $159,546,449)		159,560,079
TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $2,494,969,707)		3,224,999,946
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(90,623,836)
NET ASSETS - 100%		$3,134,376,110

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,583,071 or 0.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$3,000,003
Outset Medical, Inc. Series B	5/5/15 - 6/5/15	$7,500,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$84,820
Fidelity Securities Lending Cash Central Fund	1,313,614
Total	$1,398,434

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Atricure, Inc.	$19,055,500	$8,199,827	$3,467,371	$--	$--
Avinger, Inc.	--	6,643,350	--	--	3,570,000
HTG Molecular Diagnostics	1,939,568	--	--	--	1,838,549
Neovasc, Inc.	9,663,573	1,343,442	6,397,220	--	--
Total	$30,658,641	$16,186,619	$9,864,591	$--	$5,408,549

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,020,835,722	$3,020,835,722	$--	$--
Preferred Stocks	44,604,145	33,021,074	--	11,583,071
Money Market Funds	159,560,079	159,560,079	--	--
Total Investments in Securities:	$3,224,999,946	$3,213,416,875	$--	$11,583,071

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.8%
Ireland	23.3%
Netherlands	2.6%
United Kingdom	1.3%
Germany	1.0%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $72,889,605) — See accompanying schedule: Unaffiliated issuers (cost $2,319,351,454)	$3,060,031,318
Fidelity Central Funds (cost $159,546,449)	159,560,079
Other affiliated issuers (cost $16,071,804)	5,408,549
Total Investments (cost $2,494,969,707)		$3,224,999,946
Receivable for investments sold		10,229,339
Receivable for fund shares sold		15,867,083
Dividends receivable		998,908
Distributions receivable from Fidelity Central Funds		78,969
Prepaid expenses		9,628
Other receivables		94,052
Total assets		3,252,277,925
Liabilities
Payable for investments purchased	$34,211,816
Payable for fund shares redeemed	6,052,740
Accrued management fee	1,366,733
Other affiliated payables	480,510
Other payables and accrued expenses	131,741
Collateral on securities loaned	75,658,275
Total liabilities		117,901,815
Net Assets		$3,134,376,110
Net Assets consist of:
Paid in capital		$2,395,345,241
Distributions in excess of net investment income		(89,174)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,087,334
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		730,032,709
Net Assets, for 75,560,238 shares outstanding		$3,134,376,110
Net Asset Value, offering price and redemption price per share ($3,134,376,110 ÷ 75,560,238 shares)		$41.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$18,840,729
Income from Fidelity Central Funds (including $1,313,614 from security lending)		1,398,434
Total income		20,239,163
Expenses
Management fee	$14,375,940
Transfer agent fees	4,433,681
Accounting and security lending fees	795,927
Custodian fees and expenses	49,620
Independent trustees' fees and expenses	55,621
Registration fees	158,570
Audit	43,651
Legal	33,995
Interest	1,231
Miscellaneous	31,314
Total expenses before reductions	19,979,550
Expense reductions	(98,021)	19,881,529
Net investment income (loss)		357,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	178,541,039
Fidelity Central Funds	11,576
Other affiliated issuers	(9,949,732)
Foreign currency transactions	46,386
Total net realized gain (loss)		168,649,269
Change in net unrealized appreciation (depreciation) on: Investment securities	424,006,632
Assets and liabilities in foreign currencies	3,272
Total change in net unrealized appreciation (depreciation)		424,009,904
Net gain (loss)		592,659,173
Net increase (decrease) in net assets resulting from operations		$593,016,807

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$357,634	$(1,814,462)
Net realized gain (loss)	168,649,269	107,377,173
Change in net unrealized appreciation (depreciation)	424,009,904	(244,045,411)
Net increase (decrease) in net assets resulting from operations	593,016,807	(138,482,700)
Distributions to shareholders from net investment income	–	(323,937)
Distributions to shareholders from net realized gain	(146,067,746)	(304,740,732)
Total distributions	(146,067,746)	(305,064,669)
Share transactions
Proceeds from sales of shares	1,466,793,197	386,283,948
Reinvestment of distributions	140,204,873	288,871,521
Cost of shares redeemed	(835,443,267)	(423,373,975)
Net increase (decrease) in net assets resulting from share transactions	771,554,803	251,781,494
Redemption fees	100,741	22,443
Total increase (decrease) in net assets	1,218,604,605	(191,743,432)
Net Assets
Beginning of period	1,915,771,505	2,107,514,937
End of period	$3,134,376,110	$1,915,771,505
Other Information
Distributions in excess of net investment income end of period	$(89,174)	$(2,859,853)
Shares
Sold	36,297,550	10,257,167
Issued in reinvestment of distributions	3,801,155	7,601,549
Redeemed	(21,308,013)	(11,391,991)
Net increase (decrease)	18,790,692	6,466,725

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Medical Equipment and Systems Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.75	$41.90	$38.03	$30.60	$28.02
Income from Investment Operations
Net investment income (loss)B	.01	(.03)	.04	.01	.04
Net realized and unrealized gain (loss)	9.87	(2.25)	9.86	10.94	3.77
Total from investment operations	9.88	(2.28)	9.90	10.95	3.81
Distributions from net investment income	–	(.01)	(.05)	–	(.05)
Distributions from net realized gain	(2.15)	(5.86)	(5.98)	(3.52)	(1.18)
Total distributions	(2.15)	(5.87)	(6.03)	(3.52)	(1.23)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$41.48	$33.75	$41.90	$38.03	$30.60
Total ReturnD	30.13%	(6.63)%	28.52%	37.03%	14.09%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.76%	.77%	.80%	.83%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.80%	.83%
Expenses net of all reductions	.76%	.75%	.77%	.79%	.82%
Net investment income (loss)	.01%	(.09)%	.11%	.04%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$3,134,376	$1,915,772	$2,107,515	$1,720,317	$1,404,437
Portfolio turnover rateG	55%	46%	106%	75%	69%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	0.57%	13.13%	10.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,769	Pharmaceuticals Portfolio
$20,834	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Asher Anolic:  For the year, the fund gained 0.57%, lagging the 4.53% result of the S&P® Custom Pharmaceuticals Index and the broader S&P 500® index. Pharmaceuticals stocks lagged this period as concerns about drug pricing reached a fever pitch. Versus the industry, a sizable out-of-index stake in Teva Pharmaceutical Industries was the fund’s biggest individual detractor. Our stake returned roughly -36%, as Teva’s stock price and the firm’s financial results were hampered by significant concern about the pricing environment for generic drugs and the durability of the firm’s key multiple sclerosis drug, Copaxone®. In addition, investors thought that Teva had overpaid to acquire the Actavis Generics business from Allergan. An underweighting in pharma giant Merck was another sizable detractor. The stock rose about 35% the past year, as one of the firm's cancer drugs showed a particularly strong benefit in patients with metastatic non-small-cell lung cancer. Conversely, underweighting diabetes drug maker Novo-Nordisk bolstered relative performance most. The company cut its full-year profit estimate, and the stock fell further in October due to falling insulin prices. Not owning Canada-based index component Concordia International also lifted relative results, as the stock returned about -40% for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2017, the fund’s industry benchmark will change from the S&P® Custom Pharmaceuticals Index to the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new MSCI index will continue to provide shareholders with meaningful performance comparisons.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
GlaxoSmithKline PLC sponsored ADR	8.0	8.3
Sanofi SA sponsored ADR	7.9	6.3
Allergan PLC	5.7	6.8
Bristol-Myers Squibb Co.	5.6	4.0
Johnson & Johnson	5.4	7.1
Shire PLC sponsored ADR	5.1	5.2
AstraZeneca PLC sponsored ADR	4.9	4.4
Novartis AG sponsored ADR	4.2	3.2
Pfizer, Inc.	4.1	4.1
Merck & Co., Inc.	3.9	3.4
	54.8

Top Industries (% of fund's net assets)

As of February 28, 2017
Pharmaceuticals	76.8%
Biotechnology	15.1%
Health Care Providers & Services	2.8%
Health Care Equipment & Supplies	2.5%
Life Sciences Tools & Services	1.0%
All Others*	1.8%

As of August 31, 2016
Pharmaceuticals	81.6%
Biotechnology	13.5%
Health Care Providers & Services	1.7%
Household Products	1.3%
Life Sciences Tools & Services	1.0%
All Others*	0.9%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Pharmaceuticals Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Biotechnology - 15.1%
Biotechnology - 15.1%
AbbVie, Inc.	263,990	$16,325,142
Ablynx NV (a)(b)	276,600	3,444,568
AC Immune SA (b)	130,900	1,628,396
Advanced Accelerator Applications SA sponsored ADR (a)	80,600	3,057,964
Advaxis, Inc. (a)	135,900	1,194,561
Alexion Pharmaceuticals, Inc. (a)	76,686	10,065,038
Alnylam Pharmaceuticals, Inc. (a)	38,500	1,988,140
Amgen, Inc.	124,100	21,907,373
BeiGene Ltd. ADR (b)	46,233	1,801,700
Bellicum Pharmaceuticals, Inc. (a)(b)	128,000	1,578,240
Corvus Pharmaceuticals, Inc.	119,400	1,716,972
Curis, Inc. (a)	422,700	976,437
Cytokinetics, Inc. (a)	167,700	1,777,620
Emergent BioSolutions, Inc. (a)	80,400	2,522,952
Five Prime Therapeutics, Inc. (a)	46,200	2,119,194
Incyte Corp. (a)	28,900	3,846,590
Olivo Labs (a)(c)	6,851	8,290
PeptiDream, Inc. (a)(b)	45,800	2,172,896
Pfenex, Inc. (a)	190,700	1,378,761
Repligen Corp. (a)	148,800	4,688,688
Shire PLC sponsored ADR	283,500	51,228,450
Spark Therapeutics, Inc. (a)	8,250	526,185
Ultragenyx Pharmaceutical, Inc. (a)	32,000	2,722,560
uniQure B.V. (a)(b)	280,618	1,784,730
Vertex Pharmaceuticals, Inc. (a)	73,600	6,669,632
Xencor, Inc. (a)	146,268	3,634,760
		150,765,839
Chemicals - 0.5%
Specialty Chemicals - 0.5%
Codexis, Inc. (a)	1,271,559	5,213,392
Health Care Equipment & Supplies - 2.0%
Health Care Equipment - 1.8%
Becton, Dickinson & Co.	19,400	3,551,170
Cantel Medical Corp.	21,200	1,740,732
Danaher Corp.	73,700	6,305,035
Inogen, Inc. (a)	31,000	2,127,220
Insulet Corp. (a)	105,100	4,578,156
		18,302,313
Health Care Supplies - 0.2%
Anika Therapeutics, Inc. (a)	46,500	2,175,735

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		20,478,048

Health Care Providers & Services - 2.8%
Health Care Distributors & Services - 0.3%
AmerisourceBergen Corp.	33,200	3,038,132
Managed Health Care - 2.5%
Anthem, Inc.	39,900	6,576,318
Cigna Corp.	27,200	4,050,080
Humana, Inc.	43,200	9,126,000
UnitedHealth Group, Inc.	30,900	5,110,242
		24,862,640

TOTAL HEALTH CARE PROVIDERS & SERVICES		27,900,772

Household Products - 0.3%
Household Products - 0.3%
Reckitt Benckiser Group PLC	27,280	2,477,015
Life Sciences Tools & Services - 1.0%
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	195,500	10,029,150
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	110,800
Pharmaceuticals - 76.8%
Pharmaceuticals - 76.8%
Aclaris Therapeutics, Inc. (a)(b)	150,000	4,684,500
Aerie Pharmaceuticals, Inc. (a)	120,500	5,705,675
Ajanta Pharma Ltd.	84,989	2,187,551
Akorn, Inc. (a)	560,300	11,659,843
Allergan PLC	233,838	57,248,219
Amphastar Pharmaceuticals, Inc. (a)	147,100	2,275,637
Astellas Pharma, Inc.	73,600	991,417
AstraZeneca PLC sponsored ADR (b)	1,686,300	49,341,138
Avexis, Inc.	1,400	85,848
Bayer AG	32,000	3,522,175
Bristol-Myers Squibb Co.	991,710	56,239,874
Catalent, Inc. (a)	274,600	7,881,020
Clearside Biomedical, Inc.	155,600	1,221,460
DepoMed, Inc. (a)	237,700	3,895,903
Dermira, Inc. (a)	256,400	8,638,116
Eli Lilly & Co.	217,900	18,044,299
Endo International PLC (a)	503,100	6,867,315
GlaxoSmithKline PLC sponsored ADR (b)	1,922,800	79,757,741
Horizon Pharma PLC (a)	180,400	2,895,420
Impax Laboratories, Inc. (a)	376,400	5,363,700
Intra-Cellular Therapies, Inc. (a)(b)	92,400	1,205,820
Jazz Pharmaceuticals PLC (a)	225,800	29,945,596
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,286,966	9,442,717
Johnson & Johnson	440,600	53,845,726
Lannett Co., Inc. (a)(b)	364,600	8,021,200
Mallinckrodt PLC (a)	372,500	19,526,450
Merck & Co., Inc.	596,136	39,267,478
Mylan N.V. (a)	490,900	20,544,165
Nektar Therapeutics (a)	156,500	2,047,020
Novartis AG sponsored ADR	544,198	42,539,958
Novo Nordisk A/S Series B sponsored ADR	323,000	11,411,590
Pacira Pharmaceuticals, Inc. (a)	22,500	983,250
Perrigo Co. PLC	166,552	12,453,093
Pfizer, Inc.	1,213,088	41,390,563
Prestige Brands Holdings, Inc. (a)	243,900	13,809,618
Revance Therapeutics, Inc. (a)(b)	211,900	4,449,900
Richter Gedeon PLC	207,900	4,611,098
Sanofi SA sponsored ADR	1,832,022	79,015,109
Supernus Pharmaceuticals, Inc. (a)	112,600	2,893,820
Teva Pharmaceutical Industries Ltd. sponsored ADR	186,789	6,541,351
The Medicines Company (a)	177,255	9,291,707
TherapeuticsMD, Inc. (a)(b)	1,335,300	8,385,684
Theravance Biopharma, Inc. (a)(b)	328,392	10,055,363
Valeant Pharmaceuticals International, Inc. (Canada) (a)	341,727	4,914,035
Zoetis, Inc. Class A	68,400	3,646,404
		768,745,566
TOTAL COMMON STOCKS
(Cost $813,634,284)		985,720,582

Nonconvertible Preferred Stocks - 0.5%
Health Care Equipment & Supplies - 0.5%
Health Care Equipment - 0.5%
Sartorius AG (non-vtg.)
(Cost $5,675,798)	77,200	5,793,698

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 0.60% (d)	2,044,645	2,045,054
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	52,859,144	52,869,716
TOTAL MONEY MARKET FUNDS
(Cost $54,908,391)		54,914,770
TOTAL INVESTMENT PORTFOLIO - 104.5%
(Cost $874,218,473)		1,046,429,050
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(45,491,860)
NET ASSETS - 100%		$1,000,937,190

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,290 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,544
Fidelity Securities Lending Cash Central Fund	707,057
Total	$718,601

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$985,720,582	$978,721,685	$6,990,607	$8,290
Nonconvertible Preferred Stocks	5,793,698	5,793,698	--	--
Money Market Funds	54,914,770	54,914,770	--	--
Total Investments in Securities:	$1,046,429,050	$1,039,430,153	$6,990,607	$8,290

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	47.3%
United Kingdom	13.2%
Ireland	12.9%
France	8.2%
Bailiwick of Jersey	5.1%
Switzerland	4.4%
Netherlands	2.3%
Cayman Islands	1.2%
Denmark	1.1%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $50,709,524) — See accompanying schedule: Unaffiliated issuers (cost $819,310,082)	$991,514,280
Fidelity Central Funds (cost $54,908,391)	54,914,770
Total Investments (cost $874,218,473)		$1,046,429,050
Receivable for investments sold		15,036,411
Receivable for fund shares sold		1,252,659
Dividends receivable		4,609,389
Distributions receivable from Fidelity Central Funds		83,755
Prepaid expenses		5,719
Other receivables		78,424
Total assets		1,067,495,407
Liabilities
Payable for investments purchased	$9,571,772
Payable for fund shares redeemed	3,347,919
Accrued management fee	452,353
Other affiliated payables	210,508
Other payables and accrued expenses	121,681
Collateral on securities loaned	52,853,984
Total liabilities		66,558,217
Net Assets		$1,000,937,190
Net Assets consist of:
Paid in capital		$927,300,859
Undistributed net investment income		1,106,382
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(99,640,910)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		172,170,859
Net Assets, for 55,283,865 shares outstanding		$1,000,937,190
Net Asset Value, offering price and redemption price per share ($1,000,937,190 ÷ 55,283,865 shares)		$18.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$26,223,183
Income from Fidelity Central Funds (including $707,057 from security lending)		718,601
Total income		26,941,784
Expenses
Management fee	$7,513,733
Transfer agent fees	2,767,234
Accounting and security lending fees	451,226
Custodian fees and expenses	80,011
Independent trustees' fees and expenses	31,436
Registration fees	38,800
Audit	41,017
Legal	27,812
Interest	4,381
Miscellaneous	23,405
Total expenses before reductions	10,979,055
Expense reductions	(71,988)	10,907,067
Net investment income (loss)		16,034,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,444,656)
Fidelity Central Funds	9,746
Foreign currency transactions	46,007
Total net realized gain (loss)		(64,388,903)
Change in net unrealized appreciation (depreciation) on: Investment securities	57,684,392
Assets and liabilities in foreign currencies	(10,229)
Total change in net unrealized appreciation (depreciation)		57,674,163
Net gain (loss)		(6,714,740)
Net increase (decrease) in net assets resulting from operations		$9,319,977

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,034,717	$22,839,344
Net realized gain (loss)	(64,388,903)	114,359,104
Change in net unrealized appreciation (depreciation)	57,674,163	(394,782,681)
Net increase (decrease) in net assets resulting from operations	9,319,977	(257,584,233)
Distributions to shareholders from net investment income	(11,379,757)	(15,478,004)
Distributions to shareholders from net realized gain	–	(216,777,060)
Total distributions	(11,379,757)	(232,255,064)
Share transactions
Proceeds from sales of shares	159,355,203	846,431,853
Reinvestment of distributions	10,875,085	222,801,615
Cost of shares redeemed	(860,669,026)	(778,963,083)
Net increase (decrease) in net assets resulting from share transactions	(690,438,738)	290,270,385
Redemption fees	25,672	114,340
Total increase (decrease) in net assets	(692,472,846)	(199,454,572)
Net Assets
Beginning of period	1,693,410,036	1,892,864,608
End of period	$1,000,937,190	$1,693,410,036
Other Information
Undistributed net investment income end of period	$1,106,382	$–
Distributions in excess of net investment income end of period	$–	$(39,142)
Shares
Sold	8,712,351	36,402,595
Issued in reinvestment of distributions	637,835	10,422,776
Redeemed	(47,134,152)	(35,766,896)
Net increase (decrease)	(37,783,966)	11,058,475

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Pharmaceuticals Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$23.08	$21.39	$16.13	$14.11
Income from Investment Operations
Net investment income (loss)B	.22	.24	.14	.26	.23
Net realized and unrealized gain (loss)	(.13)	(2.52)	3.76	6.96	2.26
Total from investment operations	.09	(2.28)	3.90	7.22	2.49
Distributions from net investment income	(.18)	(.17)	(.18)	(.18)	(.20)
Distributions from net realized gain	–	(2.43)	(2.03)	(1.77)	(.27)
Total distributions	(.18)	(2.60)	(2.21)	(1.96)C	(.47)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$18.11	$18.20	$23.08	$21.39	$16.13
Total ReturnE	.57%	(11.33)%	20.04%	46.77%	17.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.78%	.79%	.82%	.85%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.81%	.85%
Expenses net of all reductions	.79%	.77%	.79%	.81%	.84%
Net investment income (loss)	1.16%	1.09%	.66%	1.39%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,000,937	$1,693,410	$1,892,865	$1,634,743	$911,064
Portfolio turnover rateH	77%	77%	72%I	95%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.96 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.773 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Biotechnology Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 246,800,459	Discounted cash flow	Discount rate	8.0% - 14.4% / 11.4%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	6.3% - 68.9% / 8.7%	Increase
		Market approach	Discount rate	16.0% - 25.0% / 20.5%	Decrease
			Transaction price	$1.98 - $150.00/ $26.67	Increase
			Premium rate	4.0% - 15.0% / 10.4%	Increase
			Discount for lack of marketability	10.0%	Decrease
			Proxy discount	12.0% - 18.5% / 15.2%	Decrease
			Probability rate	77.0%	Increase
			Proxy premium	21.3% - 21.8% / 21.5%	Increase
			Projected royalty	3.5%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	2.4 - 3.1 / 2.7	Increase
		Recovery value	Recovery value	0.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017,including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Biotechnology Portfolio	$8,407,591,962	$3,398,375,809	$(1,023,770,843)	$2,374,604,966
Health Care Portfolio	5,420,500,053	1,562,595,387	(216,384,640)	1,346,210,747
Health Care Services Portfolio	448,185,159	338,901,165	(6,317,672)	332,583,493
Medical Equipment and Systems Portfolio	2,501,220,236	776,082,604	(52,302,894)	723,779,710
Pharmaceuticals Portfolio	881,127,150	197,376,576	(32,074,676)	165,301,900

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$–	$–	$(165,997,617)	$2,374,618,672
Health Care Portfolio	–	–	(113,174,584)	1,346,197,365
Health Care Services Portfolio	–	36,744,180	–	332,581,838
Medical Equipment and Systems Portfolio	–	15,337,862	–	723,782,180
Pharmaceuticals Portfolio	1,172,117	–	(92,732,233)	165,266,782

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Biotechnology Portfolio	$(165,997,617)	$-–	$(165,997,617)	$(165,997,617)
Health Care Portfolio	(113,174,584)	-–	(113,174,584)	(113,174,584)
Pharmaceuticals Portfolio	(90,254,422)	(2,477,811)	(92,732,233)	(92,732,233)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2017 to February 28, 2017. Loss deferrals were as follows:

Biotechnology Portfolio	$2,936,860
Health Care Services Portfolio	401,429

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$351,244,588	$351,244,588
Health Care Portfolio	7,826,452	36,346,185	44,172,637
Health Care Services Portfolio	1,101,426	32,459,112	33,560,538
Medical Equipment and Systems Portfolio	29,295,276	116,772,470	146,067,746
Pharmaceuticals Portfolio	11,379,757	–	11,379,757

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$935,222,849	$935,222,849
Health Care Portfolio	320,022,051	680,990,916	1,001,012,967
Health Care Services Portfolio	5,714,562	30,746,356	36,460,918
Medical Equipment and Systems Portfolio	70,275,728	234,788,941	305,064,669
Pharmaceuticals Portfolio	53,177,399	179,077,665	232,255,064

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees for Biotechnology Portfolio, Health Care Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio effective December 12, 2016.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. The Biotechnology Portfolio invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Biotechnology Portfolio held an investment of $48,464,010 in this Subsidiary, representing .51% of the Fund's net assets. The financial statements have been consolidated and include accounts of Biotechnology Portfolio and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	2,677,506,710	5,346,268,036
Health Care Portfolio	3,477,131,803	5,008,612,425
Health Care Services Portfolio	212,050,630	430,521,832
Medical Equipment and Systems Portfolio	2,014,187,256	1,434,117,905
Pharmaceuticals Portfolio	1,047,189,381	1,730,592,864

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.25%	.55%
Health Care Portfolio	.30%	.25%	.55%
Health Care Services Portfolio	.30%	.25%	.55%
Medical Equipment and Systems Portfolio	.30%	.25%	.55%
Pharmaceuticals Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.17%
Health Care Portfolio	.16%
Health Care Services Portfolio	.18%
Medical Equipment and Systems Portfolio	.17%
Pharmaceuticals Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$372,105
Health Care Portfolio	129,308
Health Care Services Portfolio	6,703
Medical Equipment and Systems Portfolio	46,131
Pharmaceuticals Portfolio	46,448

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$13,163,125.61%		$7,085
Health Care Services Portfolio	Borrower	$7,526,800.60%		$1,889
Medical Equipment and Systems Portfolio	Borrower	$15,092,600.59%		$1,231
Pharmaceuticals Portfolio	Borrower	$10,069,731.60%		$4,381

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 1,587,958 shares of Health Care Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $284,244,539. The net realized gain of $90,840,956 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Health Care Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed Biotechnology Portfolio for certain losses in the amount of $191,622.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$31,090
Health Care Portfolio	22,539
Health Care Services Portfolio	2,511
Medical Equipment and Systems Portfolio	7,608
Pharmaceuticals Portfolio	4,539

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	$12,627,000.91%		$638

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition,through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$336,797	$2,214
Health Care Portfolio	162,952	386
Health Care Services Portfolio	7,941	–
Medical Equipment and Systems Portfolio	77,305	123
Pharmaceuticals Portfolio	59,443	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Reimbursement
Biotechnology Portfolio	$ 98,141
Health Care Portfolio	62,977
Health Care Services Portfolio	6,949
Medical Equipment and Systems Portfolio	20,593
Pharmaceuticals Portfolio	12,545

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (the "Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Biotechnology Portfolio	.75%
Actual		$1,000.00	$1,112.70	$3.93
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Health Care Portfolio	.74%
Actual		$1,000.00	$1,039.70	$3.74
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Health Care Services Portfolio	.78%
Actual		$1,000.00	$1,117.70	$4.10
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Medical Equipment and Systems Portfolio	.76%
Actual		$1,000.00	$1,015.50	$3.80
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Pharmaceuticals Portfolio	.81%
Actual		$1,000.00	$955.80	$3.93
Hypothetical-C		$1,000.00	$1,020.78	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/10/17	04/07/17	$0.000	$0.000
Health Care Portfolio	04/10/17	04/07/17	$0.000	$0.000
Health Care Services Portfolio	04/10/17	04/07/17	$0.000	$4.373
Medical Equipment and Systems Portfolio	04/10/17	04/07/17	$0.000	$0.199
Pharmaceuticals Portfolio	04/10/17	04/07/17	$0.023	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Services Portfolio	$67,290,583
Medical Equipment and Systems Portfolio	$121,795,064

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

December 2016
Biotechnology Portfolio	–
Health Care Portfolio	100%
Health Care Services Portfolio	100%
Medical Equipment and Systems Portfolio	21%
Pharmaceuticals Portfolio	85%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2016
Biotechnology Portfolio	–
Health Care Portfolio	100%
Health Care Services Portfolio	100%
Medical Equipment and Systems Portfolio	67%
Pharmaceuticals Portfolio	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Pharmaceuticals Portfolio	04/13/2015	$0.1227	$0.0089
	12/21/2015	$0.1506	$0.0061

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Equipment and Systems Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Biotechnology Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELHC-ANN-0417
1.813640.112

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2017

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	56.16%	17.00%	3.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,541	Banking Portfolio
$20,834	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Lead Portfolio Manager Matthew Reed:  For the year, the fund gained a remarkable 56.16% but nevertheless trailed the 59.23% return of the MSCI U.S. IMI Banks 5% Capped Linked Index. However, the fund far outpaced the S&P 500®. Versus the MSCI industry index, stock selection in diversified banks hampered performance, as did exposure to a number of non-index segments, including consumer finance and property & casualty insurance. At the stock level, overweighting Wells Fargo, which was the fund’s largest holding, was by far its biggest relative detractor. Although the stock managed a 27% gain this period, it considerably lagged many other bank stocks due to ongoing fallout from a scandal surrounding the company’s aggressive sales tactics, which led to the opening of an estimated two million unauthorized deposit and credit-card accounts. Other detractors included overweightings in U.S. Bancorp and Arkansas-based regional lender Bank of the Ozarks, and an out-of-index stake in credit-card issuer Capital One Financial. Conversely, favorable stock picking in regional banks more than offset the negative impact of underweighting this strong-performing group. The top three relative contributors all were overweighted positions in southern regional banks that strongly outperformed the MSCI index: Regions Financial, Prosperity Bancshares and SunTrust Banks. Overweighting Bank of America also worked in our favor, as did avoiding the lagging shares of index stock New York Community Bancorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  Effective December 31, 2016, Matthew Reed became Lead Portfolio Manager of the fund, after having served as Co-Portfolio Manager with John Sheehy since September 1, 2016. Effective April 3, 2017, Matt became sole Portfolio Manager of the fund.

On September 1, 2016, the fund’s supplemental industry benchmark changed to the MSCI U.S. IMI Banks 5% Capped Linked Index. This capped index precludes any single issuer from representing more than 5% of the index at the time of quarterly rebalance, which aligns with certain regulatory limits.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.8	10.2
Bank of America Corp.	5.1	6.2
Huntington Bancshares, Inc.	5.1	4.8
PNC Financial Services Group, Inc.	5.0	2.5
JPMorgan Chase & Co.	5.0	5.3
Citigroup, Inc.	4.9	4.9
U.S. Bancorp	4.9	7.9
Bank of the Ozarks, Inc.	4.3	4.9
M&T Bank Corp.	3.9	4.7
Capital One Financial Corp.	3.5	3.6
	47.5

Top Industries (% of fund's net assets)

As of February 28, 2017
Banks	82.5%
Consumer Finance	6.7%
Capital Markets	3.5%
Thrifts & Mortgage Finance	3.2%
Insurance	1.2%
All Others*	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Banks	81.9%
Consumer Finance	6.2%
Capital Markets	4.0%
Thrifts & Mortgage Finance	1.6%
Insurance	0.9%
All Others*	5.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Banking Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Banks - 82.5%
Diversified Banks - 27.7%
Bank of America Corp.	2,608,200	$64,370,376
Citigroup, Inc.	1,042,800	62,369,868
Comerica, Inc.	181,300	12,923,064
JPMorgan Chase & Co.	689,200	62,455,304
The Bank of NT Butterfield & Son Ltd.	390,000	12,714,000
U.S. Bancorp	1,114,100	61,275,500
Wells Fargo & Co.	1,258,192	72,824,152
		348,932,264
Regional Banks - 54.8%
1st Source Corp.	272,160	12,712,594
Bank of the Ozarks, Inc.	996,500	54,538,445
Camden National Corp.	26,445	1,122,855
CIT Group, Inc.	812,300	34,847,670
Commerce Bancshares, Inc.	389,726	23,001,629
Community Trust Bancorp, Inc.	360,450	16,544,655
ConnectOne Bancorp, Inc.	109,000	2,735,900
Cullen/Frost Bankers, Inc.	193,000	17,846,710
CVB Financial Corp.	789,800	18,757,750
East West Bancorp, Inc.	455,000	24,624,600
First Citizen Bancshares, Inc.	71,700	25,545,993
First Republic Bank	198,700	18,644,021
Hilltop Holdings, Inc.	303,100	8,601,978
Hope Bancorp, Inc.	879,220	18,815,308
Huntington Bancshares, Inc.	4,529,700	64,049,958
Investors Bancorp, Inc.	1,599,100	23,394,833
Lakeland Financial Corp.	129,287	5,868,337
M&T Bank Corp.	297,200	49,623,484
PacWest Bancorp	408,236	22,493,804
PNC Financial Services Group, Inc.	496,791	63,206,719
Popular, Inc.	228,400	10,063,304
Prosperity Bancshares, Inc.	173,800	12,955,052
Regions Financial Corp.	1,923,300	29,368,791
Signature Bank (a)	179,500	28,273,045
SunTrust Banks, Inc.	674,600	40,131,954
SVB Financial Group (a)	117,400	22,410,486
Valley National Bancorp	1,213,500	15,010,995
WesBanco, Inc.	327,900	13,234,044
Zions Bancorporation	297,050	13,337,545
		691,762,459

TOTAL BANKS		1,040,694,723

Capital Markets - 3.5%
Asset Management & Custody Banks - 2.3%
Northern Trust Corp.	268,100	23,418,535
The Blackstone Group LP	182,800	5,399,912
		28,818,447
Investment Banking & Brokerage - 1.2%
Goldman Sachs Group, Inc.	63,500	15,751,810

TOTAL CAPITAL MARKETS		44,570,257

Consumer Finance - 6.7%
Consumer Finance - 6.7%
Capital One Financial Corp.	470,300	44,142,358
Discover Financial Services	264,100	18,788,074
Synchrony Financial	592,600	21,475,824
		84,406,256
Diversified Financial Services - 0.1%
Specialized Finance - 0.1%
ECN Capital Corp.	333,200	888,065
Insurance - 1.2%
Property & Casualty Insurance - 1.2%
First American Financial Corp.	185,200	7,235,764
FNF Group	203,400	7,796,322
		15,032,086
Thrifts & Mortgage Finance - 3.2%
Thrifts & Mortgage Finance - 3.2%
Beneficial Bancorp, Inc.	578,900	9,436,070
Essent Group Ltd. (a)	64,700	2,252,207
Meridian Bancorp, Inc. Maryland	828,365	15,780,353
TFS Financial Corp.	794,200	13,493,458
		40,962,088
Trading Companies & Distributors - 0.7%
Trading Companies & Distributors - 0.7%
AerCap Holdings NV (a)	194,800	8,824,440
TOTAL COMMON STOCKS
(Cost $935,038,492)		1,235,377,915

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.60% (b)
(Cost $27,199,897)	27,196,058	27,201,497
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $962,238,389)		1,262,579,412
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(720,224)
NET ASSETS - 100%		$1,261,859,188

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$100,934
Fidelity Securities Lending Cash Central Fund	17,959
Total	$118,893

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $935,038,492)	$1,235,377,915
Fidelity Central Funds (cost $27,199,897)	27,201,497
Total Investments (cost $962,238,389)		$1,262,579,412
Receivable for investments sold		5,849,557
Receivable for fund shares sold		3,152,598
Dividends receivable		799,003
Distributions receivable from Fidelity Central Funds		14,600
Prepaid expenses		2,157
Other receivables		17,157
Total assets		1,272,414,484
Liabilities
Payable for investments purchased	$5,666,758
Payable for fund shares redeemed	4,093,981
Accrued management fee	559,262
Other affiliated payables	198,768
Other payables and accrued expenses	36,527
Total liabilities		10,555,296
Net Assets		$1,261,859,188
Net Assets consist of:
Paid in capital		$979,963,625
Undistributed net investment income		151,758
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,615,739)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		300,359,544
Net Assets, for 37,527,404 shares outstanding		$1,261,859,188
Net Asset Value, offering price and redemption price per share ($1,261,859,188 ÷ 37,527,404 shares)		$33.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$14,616,122
Income from Fidelity Central Funds		118,893
Total income		14,735,015
Expenses
Management fee	$4,103,150
Transfer agent fees	1,339,143
Accounting and security lending fees	264,047
Custodian fees and expenses	19,266
Independent trustees' fees and expenses	15,636
Registration fees	91,360
Audit	43,876
Legal	10,123
Miscellaneous	8,474
Total expenses before reductions	5,895,075
Expense reductions	(59,916)	5,835,159
Net investment income (loss)		8,899,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	939,974
Fidelity Central Funds	5,731
Foreign currency transactions	5,013
Total net realized gain (loss)		950,718
Change in net unrealized appreciation (depreciation) on: Investment securities	316,483,290
Assets and liabilities in foreign currencies	19,270
Total change in net unrealized appreciation (depreciation)		316,502,560
Net gain (loss)		317,453,278
Net increase (decrease) in net assets resulting from operations		$326,353,134

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,899,856	$8,209,104
Net realized gain (loss)	950,718	(4,131,582)
Change in net unrealized appreciation (depreciation)	316,502,560	(99,278,407)
Net increase (decrease) in net assets resulting from operations	326,353,134	(95,200,885)
Distributions to shareholders from net investment income	(7,718,086)	(7,291,678)
Distributions to shareholders from net realized gain	–	(28,052,619)
Total distributions	(7,718,086)	(35,344,297)
Share transactions
Proceeds from sales of shares	644,775,316	275,436,278
Reinvestment of distributions	7,448,757	34,051,334
Cost of shares redeemed	(274,527,992)	(198,124,823)
Net increase (decrease) in net assets resulting from share transactions	377,696,081	111,362,789
Redemption fees	49,199	25,889
Total increase (decrease) in net assets	696,380,328	(19,156,504)
Net Assets
Beginning of period	565,478,860	584,635,364
End of period	$1,261,859,188	$565,478,860
Other Information
Undistributed net investment income end of period	$151,758	$556
Shares
Sold	21,208,450	10,264,504
Issued in reinvestment of distributions	232,556	1,335,122
Redeemed	(9,972,925)	(7,822,984)
Net increase (decrease)	11,468,081	3,776,642

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Banking Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.70	$26.24	$26.11	$20.58	$17.83
Income from Investment Operations
Net investment income (loss)B	.33	.33	.30	.29	.26
Net realized and unrealized gain (loss)	11.85	(3.43)	1.04	5.97	2.73
Total from investment operations	12.18	(3.10)	1.34	6.26	2.99
Distributions from net investment income	(.25)	(.28)	(.34)	(.20)	(.24)
Distributions from net realized gain	–	(1.16)	(.87)	(.53)	–
Total distributions	(.25)	(1.44)	(1.21)	(.73)	(.24)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$33.63	$21.70	$26.24	$26.11	$20.58
Total ReturnD	56.16%	(12.57)%	5.30%	30.48%	16.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.79%	.80%	.81%	.85%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.85%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.83%
Net investment income (loss)	1.20%	1.27%	1.14%	1.22%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$1,261,859	$565,479	$584,635	$809,980	$530,562
Portfolio turnover rateG	34%	63%	65%	91%	69%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	31.76%	11.50%	2.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,388	Brokerage and Investment Management Portfolio
$20,834	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Daniel Dittler:  For the year, the fund gained 31.76%, lagging the 38.22% return of the MSCI U.S. IMI Capital Markets 5% Capped Linked Index but beating the S&P 500®. Most of the underperformance came from stock picks in the top-performing investment banking & brokerage group. Our biggest individual detractors here were smaller-cap electronic trading companies Virtu Financial and Investment Technology Group (ITG). Both stocks were pressured by muted market volatility that kept trading activity in check. We significantly reduced our stake in Virtu and eliminated ITG before period end. Our average underweighting and the timing of our ownership in small online broker TD Ameritrade Holding also hurt, as the stock returned 40% in the industry index but much less in the fund. We began adding to TD Ameritrade in December, and it was one of our largest positions at period end. Stock picks in the financial exchanges & data category gave the biggest boost to relative performance, thanks partly to our underweighting in credit ratings agency Moody’s, which lagged in the post-election rally. In the asset management & custody banks group, our sizable underexposure to Baltimore-based mutual fund manager T. Rowe Price helped, as weaker-than-expected asset inflows and concern about pending regulations weighed on its performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On September 1, 2016, the fund’s supplemental industry benchmark was renamed the MSCI U.S. IMI Capital Markets 5% Capped Linked Index in order to reflect the fund’s benchmark-capping methodology. This methodology precludes any single issuer from representing more than 5% of the index at the time of quarterly rebalance, which aligns with certain regulatory limits. Also, in line with changes to the MSCI industry index effective September 1, 2016, the fund’s focus broadened to include the financial exchanges & data category, which includes companies involved in providing data and decision support tools to the capital market industry.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
BlackRock, Inc. Class A	6.0	8.2
Morgan Stanley	6.0	5.7
S&P Global, Inc.	5.2	4.5
CBOE Holdings, Inc.	4.8	0.0
CME Group, Inc.	4.7	2.0
Charles Schwab Corp.	4.6	5.1
Ameriprise Financial, Inc.	4.1	0.5
TD Ameritrade Holding Corp.	4.0	3.6
Bank of New York Mellon Corp.	3.5	5.1
Legg Mason, Inc.	3.3	6.0
	46.2

Top Industries (% of fund's net assets)

As of February 28, 2017
Capital Markets	95.8%
Diversified Financial Services	0.9%
Real Estate Management & Development	0.3%
All Others*	3.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Capital Markets	89.6%
Diversified Financial Services	9.7%
Consumer Finance	1.0%
All Others*,**	(0.3)%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

 ** Not included in the pie chart

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Brokerage and Investment Management Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Capital Markets - 95.8%
Asset Management & Custody Banks - 39.4%
Affiliated Managers Group, Inc.	70,500	$11,839,065
Ameriprise Financial, Inc.	126,400	16,621,600
Apollo Global Management LLC Class A	275,900	6,273,966
Bank of New York Mellon Corp.	298,047	14,049,936
BlackRock, Inc. Class A	62,700	24,293,742
Diamond Hill Investment Group, Inc.	12,591	2,524,747
Eaton Vance Corp. (non-vtg.)	214,100	9,983,483
Fifth Street Asset Management, Inc. Class A	255,518	1,315,918
Financial Engines, Inc. (a)	90,600	4,013,580
Franklin Resources, Inc.	128,500	5,530,640
Invesco Ltd.	395,000	12,715,050
Legg Mason, Inc.	356,642	13,452,536
Northern Trust Corp.	113,000	9,870,550
Pzena Investment Management, Inc.	423,400	4,250,936
SEI Investments Co.	77,100	3,881,985
State Street Corp.	111,300	8,871,723
T. Rowe Price Group, Inc.	54,900	3,909,429
Virtus Investment Partners, Inc. (a)	36,100	3,958,365
WisdomTree Investments, Inc. (a)	248,800	2,266,568
		159,623,819
Financial Exchanges & Data - 23.3%
CBOE Holdings, Inc.	250,200	19,528,110
CME Group, Inc.	155,800	18,923,468
IntercontinentalExchange, Inc.	137,700	7,866,801
MarketAxess Holdings, Inc.	32,200	6,286,406
Moody's Corp.	108,200	12,050,234
MSCI, Inc.	64,400	6,091,596
S&P Global, Inc.	163,100	21,116,557
The NASDAQ OMX Group, Inc.	35,300	2,510,183
		94,373,355
Investment Banking & Brokerage - 33.1%
BGC Partners, Inc. Class A	691,500	7,800,120
Charles Schwab Corp.	461,000	18,629,010
E*TRADE Financial Corp. (b)	238,400	8,227,184
Evercore Partners, Inc. Class A	110,200	8,766,410
Goldman Sachs Group, Inc.	53,800	13,345,628
Greenhill & Co., Inc.	139,500	4,122,225
Houlihan Lokey	36,700	1,155,683
Lazard Ltd. Class A	84,300	3,629,958
Moelis & Co. Class A	107,400	3,952,320
Morgan Stanley	530,900	24,246,203
Raymond James Financial, Inc.	162,000	12,726,720
Stifel Financial Corp. (b)	135,700	7,322,372
TD Ameritrade Holding Corp.	419,400	16,398,540
Virtu Financial, Inc. Class A	227,166	3,941,330
		134,263,703

TOTAL CAPITAL MARKETS		388,260,877

Diversified Financial Services - 0.9%
Specialized Finance - 0.9%
Bats Global Markets, Inc.	109,700	3,853,761
Real Estate Management & Development - 0.3%
Real Estate Services - 0.3%
Invitation Homes, Inc.	48,800	1,063,352
TOTAL COMMON STOCKS
(Cost $335,490,338)		393,177,990

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.60% (c)	10,130,633	10,132,659
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	7,898,377	7,899,957
TOTAL MONEY MARKET FUNDS
(Cost $18,031,881)		18,032,616
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $353,522,219)		411,210,606
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(5,927,748)
NET ASSETS - 100%		$405,282,858

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,979
Fidelity Securities Lending Cash Central Fund	54,281
Total	$90,260

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $7,584,310) — See accompanying schedule: Unaffiliated issuers (cost $335,490,338)	$393,177,990
Fidelity Central Funds (cost $18,031,881)	18,032,616
Total Investments (cost $353,522,219)		$411,210,606
Receivable for investments sold		3,246,018
Receivable for fund shares sold		805,839
Dividends receivable		630,421
Distributions receivable from Fidelity Central Funds		7,254
Prepaid expenses		1,122
Other receivables		35,391
Total assets		415,936,651
Liabilities
Payable for investments purchased	$2,043,810
Payable for fund shares redeemed	397,941
Accrued management fee	180,821
Other affiliated payables	72,579
Other payables and accrued expenses	58,492
Collateral on securities loaned	7,900,150
Total liabilities		10,653,793
Net Assets		$405,282,858
Net Assets consist of:
Paid in capital		$342,129,031
Undistributed net investment income		83,762
Accumulated undistributed net realized gain (loss) on investments		5,381,678
Net unrealized appreciation (depreciation) on investments		57,688,387
Net Assets, for 5,697,559 shares outstanding		$405,282,858
Net Asset Value, offering price and redemption price per share ($405,282,858 ÷ 5,697,559 shares)		$71.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$7,421,419
Income from Fidelity Central Funds		90,260
Total income		7,511,679
Expenses
Management fee	$1,842,821
Transfer agent fees	665,101
Accounting and security lending fees	132,154
Custodian fees and expenses	14,169
Independent trustees' fees and expenses	7,710
Registration fees	25,365
Audit	43,924
Legal	6,259
Miscellaneous	5,327
Total expenses before reductions	2,742,830
Expense reductions	(44,055)	2,698,775
Net investment income (loss)		4,812,904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,309,597
Fidelity Central Funds	2,428
Total net realized gain (loss)		13,312,025
Change in net unrealized appreciation (depreciation) on investment securities		74,061,176
Net gain (loss)		87,373,201
Net increase (decrease) in net assets resulting from operations		$92,186,105

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,812,904	$4,952,408
Net realized gain (loss)	13,312,025	12,759,630
Change in net unrealized appreciation (depreciation)	74,061,176	(125,830,585)
Net increase (decrease) in net assets resulting from operations	92,186,105	(108,118,547)
Distributions to shareholders from net investment income	(4,381,249)	(4,622,816)
Distributions to shareholders from net realized gain	(73,811)	(21,141,799)
Total distributions	(4,455,060)	(25,764,615)
Share transactions
Proceeds from sales of shares	79,591,297	46,082,867
Reinvestment of distributions	4,230,142	24,647,782
Cost of shares redeemed	(76,843,261)	(204,236,777)
Net increase (decrease) in net assets resulting from share transactions	6,978,178	(133,506,128)
Redemption fees	3,550	6,244
Total increase (decrease) in net assets	94,712,773	(267,383,046)
Net Assets
Beginning of period	310,570,085	577,953,131
End of period	$405,282,858	$310,570,085
Other Information
Undistributed net investment income end of period	$83,762	$–
Distributions in excess of net investment income end of period	$–	$(14,596)
Shares
Sold	1,190,777	640,049
Issued in reinvestment of distributions	61,844	382,319
Redeemed	(1,237,856)	(3,068,358)
Net increase (decrease)	14,765	(2,045,990)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Brokerage and Investment Management Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$54.65	$74.78	$71.99	$55.99	$47.28
Income from Investment Operations
Net investment income (loss)B	.89	.72	.96	.99	1.31
Net realized and unrealized gain (loss)	16.44	(16.77)	4.39	15.41	8.52
Total from investment operations	17.33	(16.05)	5.35	16.40	9.83
Distributions from net investment income	(.83)	(.74)	(.83)	(.39)	(1.12)
Distributions from net realized gain	(.01)	(3.34)	(1.73)	(.02)	–
Total distributions	(.85)C	(4.08)	(2.56)	(.40)D	(1.12)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$71.13	$54.65	$74.78	$71.99	$55.99
Total ReturnF	31.76%	(22.23)%	7.43%	29.29%	21.08%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.79%	.79%	.82%	.87%
Expenses net of fee waivers, if any	.82%	.79%	.79%	.82%	.87%
Expenses net of all reductions	.80%	.78%	.79%	.80%	.78%
Net investment income (loss)	1.43%	1.02%	1.32%	1.52%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$405,283	$310,570	$577,953	$834,222	$604,773
Portfolio turnover rateI	146%	67%	31%	182%	308%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.831 and distributions from net realized gain of $.014 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	33.57%	13.76%	(4.75)%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,149	Consumer Finance Portfolio
$20,834	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Shilpa Mehra:  For the year, the fund returned 33.57%, lagging the 36.05% gain of the S&P® Consumer Finance Index but beating the S&P 500®. Most of the fund’s underperformance versus the S&P industry index came from a sizable overweighting and unfavorable stock picks in the data processing & outsourced services segment. Individual detractors here included debit and prepaid gift-card company Blackhawk Network Holding, which was pressured by the prolonged transition to the new chip-and-pin card technology. Other disappointments included Total System Services (TSYS®) and Global Payments, card processors that stand to gain as more payments shift from cash to plastic. Both posted strong absolute returns, but lagged the industry index due to a post-election investor rotation into more-economically sensitive stocks. Blackhawk, TSYS® and Global Payment were not in the industry index. By contrast, security selection in the consumer finance segment gave a notable boost to relative performance, led by timely trading in online lender LendingClub, which we purchased after the stock had already seen a sizable decline. An investment in private student lender SLM (or Sallie Mae) also helped, buoyed by post-election expectations of deregulation, potential tax cuts and a reduction in government-funded loans that would expand the market for private lenders.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Synchrony Financial	7.1	5.0
Capital One Financial Corp.	6.6	4.9
Visa, Inc. Class A	6.3	8.1
MasterCard, Inc. Class A	5.5	7.1
Discover Financial Services	4.9	6.0
Ally Financial, Inc.	4.5	3.9
New York Community Bancorp, Inc.	4.1	1.4
SLM Corp.	3.6	2.8
Santander Consumer U.S.A. Holdings, Inc.	3.0	2.0
Global Payments, Inc.	2.8	5.4
	48.4

Top Industries (% of fund's net assets)

As of February 28, 2017
Consumer Finance	40.4%
Thrifts & Mortgage Finance	22.3%
IT Services	20.6%
Mortgage Real Estate Investment Trusts	11.5%
Banks	4.1%
All Others*	1.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Consumer Finance	38.1%
IT Services	28.9%
Real Estate Investment Trusts	16.9%
Thrifts & Mortgage Finance	15.2%
Professional Services	0.5%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Consumer Finance Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Banks - 4.1%
Diversified Banks - 3.3%
Bank of America Corp.	35,400	$873,672
Wells Fargo & Co.	44,100	2,552,508
		3,426,180
Regional Banks - 0.8%
SVB Financial Group (a)	4,200	801,738

TOTAL BANKS		4,227,918

Consumer Finance - 40.4%
Consumer Finance - 40.4%
Ally Financial, Inc.	205,400	4,619,446
American Express Co.	31,600	2,529,896
Capital One Financial Corp.	71,000	6,664,060
Credit Acceptance Corp. (a)(b)	12,175	2,440,601
Discover Financial Services	70,600	5,022,484
First Cash Financial Services, Inc.	13,211	585,908
LendingClub Corp. (a)	60,000	320,400
Navient Corp.	127,300	1,961,693
Nelnet, Inc. Class A	7,400	331,446
OneMain Holdings, Inc. (a)	96,500	2,703,930
Santander Consumer U.S.A. Holdings, Inc. (a)	206,600	3,053,548
SLM Corp.	305,800	3,666,542
Synchrony Financial	200,700	7,273,366
		41,173,320
IT Services - 20.6%
Data Processing & Outsourced Services - 20.6%
Blackhawk Network Holdings, Inc. (a)	18,800	685,260
FleetCor Technologies, Inc. (a)	7,200	1,224,000
Global Payments, Inc.	35,800	2,852,902
MasterCard, Inc. Class A	50,500	5,578,230
PayPal Holdings, Inc. (a)	49,000	2,058,000
Square, Inc. (a)	34,500	597,540
Total System Services, Inc.	19,200	1,046,016
Vantiv, Inc. (a)	8,100	529,578
Visa, Inc. Class A	72,936	6,413,992
		20,985,518
Mortgage Real Estate Investment Trusts - 11.5%
Mortgage REITs - 11.5%
Agnc Investment Corp.	116,300	2,282,969
Altisource Residential Corp. Class B	28,900	387,838
Annaly Capital Management, Inc.	231,215	2,566,487
Capstead Mortgage Corp.	35,000	370,300
Chimera Investment Corp.	95,580	1,838,959
Invesco Mortgage Capital, Inc.	14,057	218,586
MFA Financial, Inc.	168,900	1,354,578
New Residential Investment Corp.	90,850	1,532,640
PennyMac Mortgage Investment Trust	29,200	492,312
Redwood Trust, Inc.	41,700	682,629
		11,727,298
Professional Services - 0.7%
Research & Consulting Services - 0.7%
Equifax, Inc.	5,100	668,661
Thrifts & Mortgage Finance - 22.3%
Thrifts & Mortgage Finance - 22.3%
Astoria Financial Corp.	70,800	1,309,092
BofI Holding, Inc. (a)(b)	25,600	807,424
Capitol Federal Financial, Inc.	70,500	1,063,845
EverBank Financial Corp.	42,000	816,480
Flagstar Bancorp, Inc. (a)	13,900	394,760
HomeStreet, Inc. (a)	13,900	379,470
Kearny Financial Corp.	43,100	661,585
Meridian Bancorp, Inc. Maryland	64,000	1,219,200
MGIC Investment Corp. (a)	178,828	1,904,518
Nationstar Mortgage Holdings, Inc. (a)(b)	63,100	1,145,896
New York Community Bancorp, Inc. (b)	270,600	4,134,768
Northwest Bancshares, Inc.	38,600	700,204
PHH Corp. (a)	18,000	227,160
Provident Financial Services, Inc.	33,600	892,080
Radian Group, Inc.	98,865	1,839,878
TFS Financial Corp.	164,600	2,796,554
Washington Federal, Inc.	40,400	1,367,540
WSFS Financial Corp.	22,700	1,035,120
		22,695,574
TOTAL COMMON STOCKS
(Cost $75,334,671)		101,478,289

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 0.60% (c)	23,826	23,831
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	6,976,201	6,977,597
TOTAL MONEY MARKET FUNDS
(Cost $7,000,899)		7,001,428
TOTAL INVESTMENT PORTFOLIO - 106.5%
(Cost $82,335,570)		108,479,717
NET OTHER ASSETS (LIABILITIES) - (6.5)%		(6,656,752)
NET ASSETS - 100%		$101,822,965

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,100
Fidelity Securities Lending Cash Central Fund	95,620
Total	$97,720

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $6,705,550) — See accompanying schedule: Unaffiliated issuers (cost $75,334,671)	$101,478,289
Fidelity Central Funds (cost $7,000,899)	7,001,428
Total Investments (cost $82,335,570)		$108,479,717
Receivable for fund shares sold		498,686
Dividends receivable		55,401
Distributions receivable from Fidelity Central Funds		7,068
Prepaid expenses		327
Other receivables		931
Total assets		109,042,130
Liabilities
Payable for fund shares redeemed	$135,085
Accrued management fee	46,067
Other affiliated payables	24,143
Other payables and accrued expenses	36,977
Collateral on securities loaned	6,976,893
Total liabilities		7,219,165
Net Assets		$101,822,965
Net Assets consist of:
Paid in capital		$87,616,274
Undistributed net investment income		99,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,036,996)
Net unrealized appreciation (depreciation) on investments		26,144,147
Net Assets, for 7,264,414 shares outstanding		$101,822,965
Net Asset Value, offering price and redemption price per share ($101,822,965 ÷ 7,264,414 shares)		$14.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$2,357,932
Income from Fidelity Central Funds		97,720
Total income		2,455,652
Expenses
Management fee	$506,596
Transfer agent fees	240,952
Accounting and security lending fees	36,647
Custodian fees and expenses	13,558
Independent trustees' fees and expenses	2,052
Registration fees	19,388
Audit	43,848
Legal	2,629
Miscellaneous	1,363
Total expenses before reductions	867,033
Expense reductions	(4,729)	862,304
Net investment income (loss)		1,593,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	375,453
Fidelity Central Funds	208
Foreign currency transactions	624
Total net realized gain (loss)		376,285
Change in net unrealized appreciation (depreciation) on investment securities		24,444,332
Net gain (loss)		24,820,617
Net increase (decrease) in net assets resulting from operations		$26,413,965

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,593,348	$1,793,818
Net realized gain (loss)	376,285	9,920,299
Change in net unrealized appreciation (depreciation)	24,444,332	(26,199,612)
Net increase (decrease) in net assets resulting from operations	26,413,965	(14,485,495)
Distributions to shareholders from net investment income	(1,693,811)	(1,629,098)
Distributions to shareholders from net realized gain	(2,140,248)	(9,545,636)
Total distributions	(3,834,059)	(11,174,734)
Share transactions
Proceeds from sales of shares	24,529,703	18,405,416
Reinvestment of distributions	3,691,039	10,808,940
Cost of shares redeemed	(35,623,808)	(51,481,295)
Net increase (decrease) in net assets resulting from share transactions	(7,403,066)	(22,266,939)
Redemption fees	3,187	1,416
Total increase (decrease) in net assets	15,180,027	(47,925,752)
Net Assets
Beginning of period	86,642,938	134,568,690
End of period	$101,822,965	$86,642,938
Other Information
Undistributed net investment income end of period	$99,540	$206,127
Shares
Sold	1,911,163	1,360,055
Issued in reinvestment of distributions	300,993	831,451
Redeemed	(2,869,642)	(3,874,342)
Net increase (decrease)	(657,486)	(1,682,836)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Finance Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.94	$14.01	$16.16	$15.37	$12.62
Income from Investment Operations
Net investment income (loss)B	.21	.20	.22	.34	.28
Net realized and unrealized gain (loss)	3.38	(1.99)	.95	3.18	2.72
Total from investment operations	3.59	(1.79)	1.17	3.52	3.00
Distributions from net investment income	(.23)	(.20)	(.30)	(.40)	(.24)
Distributions from net realized gain	(.28)	(1.08)	(3.03)	(2.33)	(.01)
Total distributions	(.51)	(1.28)	(3.32)C	(2.73)	(.25)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$14.02	$10.94	$14.01	$16.16	$15.37
Total ReturnE	33.57%	(14.01)%	7.69%	24.31%	23.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.90%	.88%	.85%	.89%
Expenses net of fee waivers, if any	.94%	.89%	.88%	.85%	.89%
Expenses net of all reductions	.93%	.89%	.88%	.83%	.86%
Net investment income (loss)	1.72%	1.53%	1.45%	2.07%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$101,823	$86,643	$134,569	$250,222	$303,556
Portfolio turnover rateH	44%	48%	71%	89%	79%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	38.78%	13.85%	0.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,523	Financial Services Portfolio
$20,834	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Christopher Lee:  For the year, the fund returned 38.78%, which lagged the 46.39% return of the MSCI U.S. IMI Financials 5% Capped Linked Index but beat the S&P 500®. The fund’s bias toward higher-quality companies with more-stable earnings growth hindered performance versus the MSCI industry index, as lower-quality and more-economically sensitive stocks outperformed. Disappointing picks in the data processing & outsourced services group, which is not in the MSCI index, and positioning in the investment banking & brokerage segment detracted the most from relative performance. Individual disappointments included credit-card processor Visa, which was hindered by the shift toward more U.S.-focused, interest rate-sensitive financials. A tiny stake in tax preparer H&R Block also hurt, as aggressive pricing from competitors led to declining volumes and a worse-than-expected market share loss for the 2016 tax season. Neither Visa nor H&R Block was in the MSCI index, and H&R Block was not held at period end. By contrast, picks within the diversified banks group helped relative performance. However, the top individual contributor was Ohio-based regional bank Huntington Bancshares, which gained from prospects of looser U.S. regulations, the expectation of higher U.S. interest rates and a recent acquisition.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On September 1, 2016, real estate became recognized as a standalone sector under the S&P and MSCI Global Industry Classification Standard, the basis for many equity-market indices. With this change, the structure of the fund’s supplemental sector benchmark was modified to exclude real estate as an industry group, with the exception of mortgage-related REITs. Additionally on September 1, 2016, the fund’s sector benchmark changed to the MSCI U.S. IMI Financials 5% Capped Linked Index. This capped index precludes any single issuer from representing more than 5% of the index at the time of quarterly rebalance.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	6.0	6.4
Capital One Financial Corp.	5.3	3.0
Bank of America Corp.	5.1	4.8
Citigroup, Inc.	5.0	4.9
Wells Fargo & Co.	5.0	3.8
Goldman Sachs Group, Inc.	4.9	2.7
U.S. Bancorp	3.6	4.2
JPMorgan Chase & Co.	3.5	3.4
Huntington Bancshares, Inc.	3.4	2.2
American International Group, Inc.	3.2	2.4
	45.0

Top Industries (% of fund's net assets)

As of February 28, 2017
Banks	38.1%
Insurance	20.1%
Capital Markets	19.9%
Consumer Finance	10.1%
Diversified Financial Services	6.5%
All Others*	5.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Banks	31.4%
Insurance	24.0%
Diversified Financial Services	10.9%
Capital Markets	10.0%
Real Estate Investment Trusts	6.8%
All Others*	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Financial Services Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Banks - 38.1%
Diversified Banks - 22.6%
Bank of America Corp.	2,136,700	$52,733,756
Citigroup, Inc.	850,000	50,838,500
Comerica, Inc.	55,000	3,920,400
JPMorgan Chase & Co.	394,200	35,722,404
U.S. Bancorp	667,100	36,690,500
Wells Fargo & Co.	877,300	50,778,124
		230,683,684
Regional Banks - 15.5%
Bank of the Ozarks, Inc.	250,000	13,682,500
CIT Group, Inc.	325,000	13,942,500
CoBiz, Inc.	350,000	5,967,500
First Republic Bank	177,700	16,673,591
Huntington Bancshares, Inc.	2,463,100	34,828,234
M&T Bank Corp.	90,000	15,027,300
PNC Financial Services Group, Inc.	250,000	31,807,500
Popular, Inc.	250,000	11,015,000
Preferred Bank, Los Angeles	40,000	2,245,600
SVB Financial Group (a)	65,000	12,407,850
		157,597,575

TOTAL BANKS		388,281,259

Capital Markets - 19.9%
Asset Management & Custody Banks - 7.8%
Affiliated Managers Group, Inc.	77,800	13,064,954
Ameriprise Financial, Inc.	90,000	11,835,000
BlackRock, Inc. Class A	64,000	24,797,440
Northern Trust Corp.	242,700	21,199,845
Oaktree Capital Group LLC Class A	200,000	8,940,000
		79,837,239
Financial Exchanges & Data - 3.9%
CBOE Holdings, Inc.	185,000	14,439,250
IntercontinentalExchange, Inc.	450,000	25,708,500
		40,147,750
Investment Banking & Brokerage - 8.2%
E*TRADE Financial Corp. (a)	400,000	13,804,000
Goldman Sachs Group, Inc.	202,100	50,132,926
Investment Technology Group, Inc.	250,000	5,005,000
TD Ameritrade Holding Corp.	370,000	14,467,000
		83,408,926

TOTAL CAPITAL MARKETS		203,393,915

Consumer Finance - 10.1%
Consumer Finance - 10.1%
Capital One Financial Corp.	580,000	54,438,800
Discover Financial Services	303,400	21,583,876
Synchrony Financial	755,700	27,386,568
		103,409,244
Diversified Financial Services - 6.5%
Multi-Sector Holdings - 6.0%
Berkshire Hathaway, Inc. Class B (a)	355,000	60,854,100
Specialized Finance - 0.5%
Bats Global Markets, Inc.	150,000	5,269,500

TOTAL DIVERSIFIED FINANCIAL SERVICES		66,123,600

Insurance - 20.1%
Insurance Brokers - 2.0%
Brown & Brown, Inc.	100,000	4,310,000
Willis Group Holdings PLC	125,000	16,053,750
		20,363,750
Life & Health Insurance - 2.0%
Torchmark Corp.	264,300	20,491,179
Multi-Line Insurance - 4.2%
American Financial Group, Inc.	115,000	10,816,900
American International Group, Inc.	507,400	32,433,008
		43,249,908
Property & Casualty Insurance - 10.7%
Allied World Assurance Co. Holdings AG	75,000	3,961,500
Allstate Corp.	278,100	22,848,696
AmTrust Financial Services, Inc.	225,000	5,175,000
Chubb Ltd.	215,600	29,789,452
FNF Group	500,000	19,165,000
The Travelers Companies, Inc.	229,300	28,029,632
		108,969,280
Reinsurance - 1.2%
Reinsurance Group of America, Inc.	90,000	11,705,400

TOTAL INSURANCE		204,779,517

IT Services - 2.1%
Data Processing & Outsourced Services - 2.1%
Visa, Inc. Class A	180,000	15,829,200
WEX, Inc. (a)	50,000	5,561,500
		21,390,700
Mortgage Real Estate Investment Trusts - 0.3%
Mortgage REITs - 0.3%
American Capital Mortgage Investment Corp.	175,000	2,896,250
Thrifts & Mortgage Finance - 0.7%
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)	369,800	3,938,370
Radian Group, Inc.	155,900	2,901,299
		6,839,669
TOTAL COMMON STOCKS
(Cost $794,889,246)		997,114,154

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.60% (b)
(Cost $25,120,818)	25,115,794	25,120,818
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $820,010,064)		1,022,234,972
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,579,268)
NET ASSETS - 100%		$1,019,655,704

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$149,707
Fidelity Securities Lending Cash Central Fund	7,652
Total	$157,359

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $794,889,246)	$997,114,154
Fidelity Central Funds (cost $25,120,818)	25,120,818
Total Investments (cost $820,010,064)		$1,022,234,972
Receivable for fund shares sold		2,714,138
Dividends receivable		667,055
Distributions receivable from Fidelity Central Funds		10,782
Prepaid expenses		3,872
Other receivables		8,814
Total assets		1,025,639,633
Liabilities
Payable for investments purchased	$4,145,887
Payable for fund shares redeemed	1,172,540
Accrued management fee	453,282
Other affiliated payables	173,016
Other payables and accrued expenses	39,204
Total liabilities		5,983,929
Net Assets		$1,019,655,704
Net Assets consist of:
Paid in capital		$805,888,430
Undistributed net investment income		425,415
Accumulated undistributed net realized gain (loss) on investments		11,117,799
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		202,224,060
Net Assets, for 9,894,402 shares outstanding		$1,019,655,704
Net Asset Value, offering price and redemption price per share ($1,019,655,704 ÷ 9,894,402 shares)		$103.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$18,819,507
Income from Fidelity Central Funds		157,359
Total income		18,976,866
Expenses
Management fee	$5,571,663
Transfer agent fees	1,739,157
Accounting and security lending fees	337,203
Custodian fees and expenses	28,807
Independent trustees' fees and expenses	22,561
Registration fees	56,547
Audit	42,660
Legal	17,091
Miscellaneous	15,280
Total expenses before reductions	7,830,969
Expense reductions	(63,154)	7,767,815
Net investment income (loss)		11,209,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,149,197
Redemptions in-kind with affiliated entities	46,242,607
Fidelity Central Funds	(903)
Total net realized gain (loss)		79,390,901
Change in net unrealized appreciation (depreciation) on: Investment securities	210,318,239
Assets and liabilities in foreign currencies	36
Total change in net unrealized appreciation (depreciation)		210,318,275
Net gain (loss)		289,709,176
Net increase (decrease) in net assets resulting from operations		$300,918,227

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,209,051	$13,225,895
Net realized gain (loss)	79,390,901	(8,799,239)
Change in net unrealized appreciation (depreciation)	210,318,275	(195,194,502)
Net increase (decrease) in net assets resulting from operations	300,918,227	(190,767,846)
Distributions to shareholders from net investment income	(9,666,149)	(11,432,858)
Distributions to shareholders from net realized gain	–	(8,681,321)
Total distributions	(9,666,149)	(20,114,179)
Share transactions
Proceeds from sales of shares	369,367,686	127,816,905
Reinvestment of distributions	9,404,400	19,783,396
Cost of shares redeemed	(693,953,459)	(278,642,814)
Net increase (decrease) in net assets resulting from share transactions	(315,181,373)	(131,042,513)
Redemption fees	11,423	8,557
Total increase (decrease) in net assets	(23,917,872)	(341,915,981)
Net Assets
Beginning of period	1,043,573,576	1,385,489,557
End of period	$1,019,655,704	$1,043,573,576
Other Information
Undistributed net investment income end of period	$425,415	$–
Distributions in excess of net investment income end of period	$–	$(1,045,722)
Shares
Sold	3,895,979	1,462,721
Issued in reinvestment of distributions	95,090	239,886
Redeemed	(8,010,907)	(3,384,258)
Net increase (decrease)	(4,019,838)	(1,681,651)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Financial Services Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$75.00	$88.84	$80.90	$65.56	$57.57
Income from Investment Operations
Net investment income (loss)B	.95	.87	.84	1.06	.99
Net realized and unrealized gain (loss)	28.09	(13.34)	8.75	15.03	7.75
Total from investment operations	29.04	(12.47)	9.59	16.09	8.74
Distributions from net investment income	(.99)	(.78)	(.89)	(.75)	(.75)
Distributions from net realized gain	–	(.59)	(.76)	–	–
Total distributions	(.99)	(1.37)	(1.65)	(.75)	(.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$103.05	$75.00	$88.84	$80.90	$65.56
Total ReturnD	38.78%	(14.18)%	11.87%	24.56%	15.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.76%	.78%	.83%	.87%
Expenses net of fee waivers, if any	.77%	.76%	.78%	.83%	.87%
Expenses net of all reductions	.76%	.75%	.78%	.81%	.78%
Net investment income (loss)	1.10%	1.01%	.99%	1.43%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,019,656	$1,043,574	$1,385,490	$779,524	$616,059
Portfolio turnover rateG	84%H	55%	42%H	197%	271%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	31.60%	17.52%	5.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,299	Insurance Portfolio
$20,834	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Peter Deutsch:  For the year, the fund returned 31.60%, trailing the 32.84% advance of the MSCI U.S. IMI Insurance 25/50 Index but beating the broad-based S&P 500®. The strategic use of cash hindered relative performance, as post-election expectations of higher interest rates, looser regulation and lower corporate tax rates fueled the industry index’s strong advance. Security selection and segment allocations helped performance versus the industry index, with the biggest boost coming from the property & casualty (P&C) insurance group. Top individual contributors included life insurer Principal Financial Group, which benefited from strong asset inflows, positive investment performance and the delayed implementation of new fiduciary regulations. An investment in small-cap alternative asset manager Ares Management, which is not in the MSCI industry index, rose as credit risk subsided. Shares of Switzerland-based P&C insurer Allied World Assurance Company Holdings gained from improved market conditions and a generous buyout offer. By contrast, picks in multi-line insurance and the multi-sector holdings group nicked relative performance. In terms of individual disappointments, having sizable underweightings in life insurers Lincoln National and Prudential Financial hurt, as both stocks rose sharply.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Chubb Ltd.	10.0	10.3
American International Group, Inc.	10.0	11.3
MetLife, Inc.	6.5	6.1
The Travelers Companies, Inc.	5.9	5.0
Prudential Financial, Inc.	5.9	4.7
Marsh & McLennan Companies, Inc.	5.3	5.5
AFLAC, Inc.	4.5	5.2
Allstate Corp.	4.2	4.0
Principal Financial Group, Inc.	3.9	3.6
Aon PLC	3.4	3.6
	59.6

Top Industries (% of fund's net assets)

As of February 28, 2017
Insurance	92.5%
Diversified Financial Services	3.0%
Capital Markets	1.2%
Banks	0.3%
Consumer Finance	0.1%
All Others*	2.9%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of August 31, 2016
Insurance	90.6%
Diversified Financial Services	2.9%
Capital Markets	1.2%
Banks	0.2%
Consumer Finance	0.2%
All Others*	4.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Insurance Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Banks - 0.3%
Regional Banks - 0.3%
Hilltop Holdings, Inc.	500	$14,190
Huntington Bancshares, Inc.	122,700	1,734,978
		1,749,168
Capital Markets - 1.2%
Asset Management & Custody Banks - 1.2%
Apollo Global Management LLC Class A	148,444	3,375,617
Ares Management LP	208,614	4,506,062
		7,881,679
Consumer Finance - 0.1%
Consumer Finance - 0.1%
J.G. Wentworth Co. (a)(b)	179,100	69,849
OneMain Holdings, Inc. (a)	29,000	812,580
		882,429
Diversified Financial Services - 3.0%
Multi-Sector Holdings - 2.6%
Berkshire Hathaway, Inc. Class B (a)	98,100	16,816,302
Other Diversified Financial Services - 0.4%
Voya Financial, Inc.	60,900	2,510,907

TOTAL DIVERSIFIED FINANCIAL SERVICES		19,327,209

Insurance - 92.5%
Insurance Brokers - 14.1%
Aon PLC	188,500	21,800,025
Arthur J. Gallagher & Co.	211,400	12,039,230
Brown & Brown, Inc.	269,900	11,632,690
Marsh & McLennan Companies, Inc.	469,900	34,528,252
Willis Group Holdings PLC	90,728	11,652,197
		91,652,394
Life & Health Insurance - 27.2%
AFLAC, Inc.	405,700	29,352,395
CNO Financial Group, Inc.	235,300	4,920,123
FBL Financial Group, Inc. Class A	300	20,505
Genworth Financial, Inc. Class A (a)	444,100	1,816,369
Lincoln National Corp.	10,900	764,744
MetLife, Inc.	808,675	42,406,917
Primerica, Inc.	49,100	3,964,825
Principal Financial Group, Inc.	406,200	25,403,748
Prudential Financial, Inc.	344,689	38,101,922
Sony Financial Holdings, Inc.	286,000	5,025,270
Torchmark Corp.	121,400	9,412,142
Unum Group	307,061	14,993,789
		176,182,749
Multi-Line Insurance - 13.7%
American International Group, Inc.	1,011,000	64,623,120
Assurant, Inc.	38,100	3,771,900
Hartford Financial Services Group, Inc.	281,300	13,752,757
Loews Corp.	114,100	5,360,418
Zurich Insurance Group AG	3,616	997,919
		88,506,114
Property & Casualty Insurance - 33.1%
Allied World Assurance Co. Holdings AG	268,400	14,176,888
Allstate Corp.	333,200	27,375,712
AmTrust Financial Services, Inc.	72,400	1,665,200
Arch Capital Group Ltd. (a)	76,000	7,187,320
Argo Group International Holdings, Ltd.	16,681	1,116,793
Aspen Insurance Holdings Ltd.	78,500	4,399,925
Assured Guaranty Ltd.	115,200	4,735,872
Axis Capital Holdings Ltd.	14,800	1,025,640
Beazley PLC	20,596	110,915
Chubb Ltd.	468,605	64,747,153
Employers Holdings, Inc.	800	30,080
esure Group PLC	174,900	463,999
First American Financial Corp.	69,100	2,699,737
FNF Group	122,800	4,706,924
FNFV Group (a)	21,299	265,173
Hanover Insurance Group, Inc.	43,900	3,951,878
Hiscox Ltd.	139,220	1,876,077
Markel Corp. (a)	9,800	9,601,354
MBIA, Inc. (a)	92,900	958,728
Mercury General Corp.	200	11,726
OneBeacon Insurance Group Ltd.	112,200	1,831,104
Progressive Corp.	212,000	8,306,160
Selective Insurance Group, Inc.	23,900	1,058,770
The Travelers Companies, Inc.	315,600	38,578,944
W.R. Berkley Corp.	24,200	1,718,684
White Mountains Insurance Group Ltd.	260	243,428
XL Group Ltd.	281,200	11,385,788
		214,229,972
Reinsurance - 4.4%
Alleghany Corp. (a)	4,025	2,599,345
Endurance Specialty Holdings Ltd.	85,300	7,926,929
Everest Re Group Ltd.	3,200	752,448
Maiden Holdings Ltd.	700	10,815
Muenchener Rueckversicherungs AG	8,100	1,530,875
Reinsurance Group of America, Inc.	93,733	12,190,914
Third Point Reinsurance Ltd. (a)	46,300	574,120
Validus Holdings Ltd.	48,900	2,819,574
		28,405,020

TOTAL INSURANCE		598,976,249

IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Gocompare.com Group PLC (a)	174,900	207,259
TOTAL COMMON STOCKS
(Cost $425,696,877)		629,023,993

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Torchmark Corp. 6.125%
(Cost $76,079)	3,059	78,463

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.60% (c)	19,700,754	19,704,694
Fidelity Securities Lending Cash Central Fund 0.62% (c)(d)	12,399	12,401
TOTAL MONEY MARKET FUNDS
(Cost $19,715,404)		19,717,095
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $445,488,360)		648,819,551
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,032,409)
NET ASSETS - 100%		$647,787,142

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$136,518
Fidelity Securities Lending Cash Central Fund	3,146
Total	$139,664

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$629,023,993	$628,026,074	$997,919	$--
Nonconvertible Preferred Stocks	78,463	78,463	--	--
Money Market Funds	19,717,095	19,717,095	--	--
Total Investments in Securities:	$648,819,551	$647,821,632	$997,919	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.9%
Switzerland	12.4%
Bermuda	7.1%
United Kingdom	3.5%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $4,836) — See accompanying schedule: Unaffiliated issuers (cost $425,772,956)	$629,102,456
Fidelity Central Funds (cost $19,715,404)	19,717,095
Total Investments (cost $445,488,360)		$648,819,551
Receivable for fund shares sold		767,073
Dividends receivable		994,550
Distributions receivable from Fidelity Central Funds		10,158
Prepaid expenses		1,972
Other receivables		656
Total assets		650,593,960
Liabilities
Payable for fund shares redeemed	$2,343,605
Accrued management fee	295,828
Other affiliated payables	120,337
Other payables and accrued expenses	34,648
Collateral on securities loaned	12,400
Total liabilities		2,806,818
Net Assets		$647,787,142
Net Assets consist of:
Paid in capital		$442,675,445
Undistributed net investment income		985,204
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		795,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		203,330,589
Net Assets, for 8,037,174 shares outstanding		$647,787,142
Net Asset Value, offering price and redemption price per share ($647,787,142 ÷ 8,037,174 shares)		$80.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$12,306,091
Income from Fidelity Central Funds		139,664
Total income		12,445,755
Expenses
Management fee	$3,152,165
Transfer agent fees	1,073,979
Accounting and security lending fees	215,354
Custodian fees and expenses	9,242
Independent trustees' fees and expenses	12,365
Registration fees	45,420
Audit	42,148
Legal	8,034
Miscellaneous	6,207
Total expenses before reductions	4,564,914
Expense reductions	(8,233)	4,556,681
Net investment income (loss)		7,889,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,121,061
Fidelity Central Funds	4,014
Foreign currency transactions	4,425
Total net realized gain (loss)		4,129,500
Change in net unrealized appreciation (depreciation) on: Investment securities	143,125,351
Assets and liabilities in foreign currencies	(578)
Total change in net unrealized appreciation (depreciation)		143,124,773
Net gain (loss)		147,254,273
Net increase (decrease) in net assets resulting from operations		$155,143,347

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,889,074	$5,848,487
Net realized gain (loss)	4,129,500	16,002,493
Change in net unrealized appreciation (depreciation)	143,124,773	(40,489,080)
Net increase (decrease) in net assets resulting from operations	155,143,347	(18,638,100)
Distributions to shareholders from net investment income	(7,613,475)	(5,125,338)
Distributions to shareholders from net realized gain	(9,708,827)	(9,186,244)
Total distributions	(17,322,302)	(14,311,582)
Share transactions
Proceeds from sales of shares	240,670,672	203,320,374
Reinvestment of distributions	16,799,725	13,796,466
Cost of shares redeemed	(207,368,304)	(126,141,777)
Net increase (decrease) in net assets resulting from share transactions	50,102,093	90,975,063
Redemption fees	9,719	10,703
Total increase (decrease) in net assets	187,932,857	58,036,084
Net Assets
Beginning of period	459,854,285	401,818,201
End of period	$647,787,142	$459,854,285
Other Information
Undistributed net investment income end of period	$985,204	$1,074,249
Shares
Sold	3,320,634	2,959,417
Issued in reinvestment of distributions	236,373	208,292
Redeemed	(2,802,254)	(1,894,230)
Net increase (decrease)	754,753	1,273,479

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Insurance Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$63.15	$66.87	$66.08	$56.81	$47.56
Income from Investment Operations
Net investment income (loss)B	.99	.89	.96	.75	.68
Net realized and unrealized gain (loss)	18.64	(2.50)	7.13	13.75	10.06
Total from investment operations	19.63	(1.61)	8.09	14.50	10.74
Distributions from net investment income	(.89)	(.74)	(.96)	(.61)	(.52)
Distributions from net realized gain	(1.29)	(1.37)	(6.34)	(4.62)	(.97)
Total distributions	(2.18)	(2.11)	(7.30)	(5.23)	(1.49)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$80.60	$63.15	$66.87	$66.08	$56.81
Total ReturnD	31.60%	(2.54)%	13.01%	25.82%	22.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.81%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.83%	.87%
Expenses net of all reductions	.79%	.80%	.81%	.82%	.85%
Net investment income (loss)	1.37%	1.32%	1.44%	1.17%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$647,787	$459,854	$401,818	$430,482	$307,071
Portfolio turnover rateG	16%	25%	26%	126%	157%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Financial Services Portfolio and Banking Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Brokerage and Investment Management Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, redemptions in kind, partnerships, deferred trustees' compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Banking Portfolio	$964,750,488	$301,782,125	$(3,953,201)	$297,828,924
Brokerage and Investment Management Portfolio	355,011,100	62,743,704	(6,544,198)	56,199,506
Consumer Finance Portfolio	82,703,103	26,988,057	(1,211,443)	25,776,614
Financial Services Portfolio	822,606,605	203,573,972	(3,945,605)	199,628,367
Insurance Portfolio	447,062,760	203,260,465	(1,503,674)	201,756,791

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$152,031	$–	$(16,103,640)	$297,847,445
Brokerage and Investment Management Portfolio	106,818	6,870,558	–	56,199,506
Consumer Finance Portfolio	99,677	–	(11,669,464)	25,776,614
Financial Services Portfolio	425,614	13,714,340	–	199,627,519
Insurance Portfolio	1,154,036	2,201,487	–	201,756,189

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Consumer Finance Portfolio	$(10,657,800)	$(1,011,664)	$(11,669,464)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Banking Portfolio	$(11,016,532)	$(5,087,108)	$(16,103,640)	$(16,103,640)
Consumer Finance Portfolio	–	–	–	(11,669,464)

Due to large subscriptions in a prior period, $11,669,464 of capital losses that will be available to offset future capital gains of the Consumer Finance Portfolio will be limited to approximately $5,418,625 per year.

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$7,718,086	$–	$7,718,086
Brokerage and Investment Management Portfolio	4,455,060	–	4,455,060
Consumer Finance Portfolio	1,693,811	2,140,248	3,834,059
Financial Services Portfolio	9,666,149	–	9,666,149
Insurance Portfolio	7,613,475	9,708,827	17,322,302

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,401,634	$25,942,663	$35,344,297
Brokerage and Investment Management Portfolio	4,622,816	21,141,799	25,764,615
Consumer Finance Portfolio	1,629,098	9,545,636	11,174,734
Financial Services Portfolio	11,432,858	8,681,321	20,114,179
Insurance Portfolio	5,262,347	9,049,235	14,311,582

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees for Financial Services Portfolio effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	610,562,759	249,185,645
Brokerage and Investment Management Portfolio	493,195,606	479,199,675
Consumer Finance Portfolio	40,426,596	50,026,226
Financial Services Portfolio	826,884,052	825,798,294
Insurance Portfolio	137,393,331	88,459,989

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.25%	.55%
Brokerage and Investment Management Portfolio	.30%	.25%	.55%
Consumer Finance Portfolio	.30%	.25%	.55%
Financial Services Portfolio	.30%	.25%	.55%
Insurance Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.18%
Brokerage and Investment Management Portfolio	.20%
Consumer Finance Portfolio	.26%
Financial Services Portfolio	.17%
Insurance Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$14,665
Brokerage and Investment Management Portfolio	25,066
Consumer Finance Portfolio	2,059
Financial Services Portfolio	23,786
Insurance Portfolio	2,568

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 3,248,246 shares of Financial Services Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $276,003,424. The net realized gain of $46,242,607 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$1,989
Brokerage and Investment Management Portfolio	991
Consumer Finance Portfolio	275
Financial Services Portfolio	3,142
Insurance Portfolio	1,663

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Banking Portfolio	$17,959
Brokerage and Investment Management Portfolio	54,281
Consumer Finance Portfolio	95,620
Financial Services Portfolio	7,652
Insurance Portfolio	3,146

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$52,376	$–
Brokerage and Investment Management Portfolio	40,562	191
Consumer Finance Portfolio	3,870	–
Financial Services Portfolio	53,701	133
Insurance Portfolio	3,010	48

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$7,540
Brokerage and Investment Management Portfolio	3,302
Consumer Finance Portfolio	859
Financial Services Portfolio	9,320
Insurance Portfolio	5,175

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Banking Portfolio	–%	14%
Financial Services Portfolio	16%	21%
Insurance Portfolio	12%	13%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Banking Portfolio	27%
Financial Services Portfolio	45%
Insurance Portfolio	31%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (each a fund of Fidelity Select Portfolios) (the"Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Banking Portfolio	.79%
Actual		$1,000.00	$1,299.40	$4.50
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Brokerage and Investment Management Portfolio	.81%
Actual		$1,000.00	$1,167.10	$4.35
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Consumer Finance Portfolio	.93%
Actual		$1,000.00	$1,154.60	$4.97
Hypothetical-C		$1,000.00	$1,020.18	$4.66
Financial Services Portfolio	.78%
Actual		$1,000.00	$1,205.40	$4.27
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Insurance Portfolio	.79%
Actual		$1,000.00	$1,140.40	$4.19
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/10/17	04/07/17	$0.006	$0.000
Brokerage and Investment Management Portfolio	04/10/17	04/07/17	$0.020	$1.225
Consumer Finance Portfolio	04/10/17	04/07/17	$0.016	$0.000
Financial Services Portfolio	04/10/17	04/07/17	$0.044	$1.417
Insurance Portfolio	04/10/17	04/07/17	$0.131	$0.317

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Brokerage and Investment Management Portfolio	$7,014,607
Financial Services Portfolio	$14,280,621
Insurance Portfolio	$2,867,774

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Banking Portfolio	–	100%
Brokerage and Investment Management Portfolio	–	100%
Consumer Finance Portfolio	94%	50%
Financial Services Portfolio	–	100%
Insurance Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Banking Portfolio	–	100%
Brokerage and Investment Management Portfolio	–	100%
Consumer Finance Portfolio	54%	50%
Financial Services Portfolio	–	100%
Insurance Portfolio	100%	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Banking Portfolio and Financial Services Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELFIN-ANN-0417
1.813663.112

Fidelity® Select Portfolios® Energy Sector Energy Portfolio Energy Service Portfolio Natural Gas Portfolio Natural Resources Portfolio Annual Report February 28, 2017

Contents

Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	36.05%	0.38%	2.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,694	Energy Portfolio
$20,834	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund gained 36.05%, well ahead of the 29.68% advance of the MSCI U.S. IMI Energy 25/50 Index, as well as the broad-based S&P 500®. Energy stocks returned to favor after a difficult two years, helped by gains in oil prices amid a November production-cut agreement among major oil-exporting countries. Brent crude, the global benchmark, rose 49% the past 12 months, closing at $53 a barrel and easing profit pressure at many cash-strapped firms. Versus the MSCI sector index, fund’s result was fueled primarily by my long-held stance of underweighting integrated oil & gas firms – the benchmark’s largest component – and strong conviction in U.S. based exploration & production (E&P) firms, which accounted for 51% of the fund’s assets at period end. The fund's two biggest relative contributors were lower-than-index exposure to Exxon Mobil and largely avoiding index stock Occidental Petroleum. Exxon returned 5% for the year, and Occidental gained about 11% before I eliminated our stake in October. Conversely, stock picks in E&Ps, services firms and storage & transportation detracted from relative results. On an individual basis, the fund’s biggest relative detractor was oil & gas refiner Valero Energy, previously a large holding sold from the fund in January.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	7.0	6.6
Chevron Corp.	6.3	3.9
EOG Resources, Inc.	5.8	5.9
Baker Hughes, Inc.	5.4	4.9
Anadarko Petroleum Corp.	4.6	3.3
Pioneer Natural Resources Co.	4.4	3.3
Halliburton Co.	3.6	1.5
Diamondback Energy, Inc.	3.4	3.1
Schlumberger Ltd.	3.2	6.1
Rice Energy, Inc.	2.0	2.9
	45.7

Top Industries (% of fund's net assets)

As of February 28, 2017
Oil, Gas & Consumable Fuels	78.7%
Energy Equipment & Services	18.3%
Chemicals	0.7%
Metals & Mining	0.5%
Independent Power and Renewable Electricity Producers	0.5%
All Others*	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Oil, Gas & Consumable Fuels	79.8%
Energy Equipment & Services	17.0%
Independent Power and Renewable Electricity Producers	0.7%
Chemicals	0.7%
Metals & Mining	0.5%
All Others*	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Energy Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Chemicals - 0.7%
Commodity Chemicals - 0.7%
LyondellBasell Industries NV Class A	167,700	$15,300,948
Energy Equipment & Services - 18.3%
Oil & Gas Drilling - 0.7%
Nabors Industries Ltd.	266,500	3,901,560
Odfjell Drilling A/S (a)	1,434,080	2,411,943
Trinidad Drilling Ltd. (a)	2,361,600	4,765,162
Xtreme Drilling & Coil Services Corp. (a)	2,111,600	3,847,366
		14,926,031
Oil & Gas Equipment & Services - 17.6%
Baker Hughes, Inc.	2,053,400	123,778,952
C&J Energy Services, Inc. (a)	124,100	4,964,000
Dril-Quip, Inc. (a)	340,053	20,862,252
Exterran Corp. (a)	132,000	4,018,080
Frank's International NV (b)	989,400	12,070,680
Halliburton Co.	1,528,900	81,734,994
National Oilwell Varco, Inc.	213,400	8,625,628
Newpark Resources, Inc. (a)	2,132,202	16,417,955
Oceaneering International, Inc.	530,827	15,033,021
RigNet, Inc. (a)	359,600	6,346,940
Schlumberger Ltd.	914,258	73,469,773
Smart Sand, Inc.	358,200	6,150,294
Superior Energy Services, Inc.	312,400	5,154,600
Tesco Corp. (a)	543,300	4,536,555
TETRA Technologies, Inc. (a)	1,340,100	6,017,049
Total Energy Services, Inc.	94,100	1,009,581
Weatherford International PLC (a)	2,311,300	13,081,958
		403,272,312

TOTAL ENERGY EQUIPMENT & SERVICES		418,198,343

Gas Utilities - 0.3%
Gas Utilities - 0.3%
Indraprastha Gas Ltd.	445,664	6,967,320
Independent Power and Renewable Electricity Producers - 0.5%
Renewable Electricity - 0.5%
NextEra Energy Partners LP	355,776	10,950,785
Metals & Mining - 0.5%
Diversified Metals & Mining - 0.5%
Hi-Crush Partners LP (a)	727,249	12,508,683
Oil, Gas & Consumable Fuels - 78.7%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	440,085	6,852,123
Integrated Oil & Gas - 13.5%
Chevron Corp.	1,282,623	144,295,088
Exxon Mobil Corp.	1,965,148	159,805,834
Suncor Energy, Inc.	154,900	4,822,403
		308,923,325
Oil & Gas Exploration & Production - 50.9%
Anadarko Petroleum Corp.	1,641,015	106,091,620
ARC Resources Ltd. (b)	140,300	2,091,507
California Resources Corp. (a)	1	18
Callon Petroleum Co. (a)	2,687,000	33,909,940
Carrizo Oil & Gas, Inc. (a)	671,400	21,854,070
Centennial Resource Development, Inc. Class A (c)	115,200	2,166,912
Chesapeake Energy Corp. (a)(b)	360,900	1,966,905
Cimarex Energy Co.	317,845	39,959,473
Concho Resources, Inc. (a)	156,500	20,728,425
ConocoPhillips Co.	535,000	25,449,950
Continental Resources, Inc. (a)	574,100	25,949,320
Devon Energy Corp.	647,100	28,058,256
Diamondback Energy, Inc. (a)	773,000	77,964,780
Encana Corp.	2,836,200	31,432,664
EOG Resources, Inc.	1,362,964	132,193,878
Extraction Oil & Gas, Inc.	1,280,583	22,666,319
Hess Corp.	543,500	27,957,640
Jones Energy, Inc. (a)(b)	438,603	1,403,530
Marathon Oil Corp.	1,992,600	31,881,600
Newfield Exploration Co. (a)	1,176,000	42,876,960
Noble Energy, Inc.	1,166,988	42,490,033
Oasis Petroleum, Inc. (a)	1,002,100	14,189,736
Parsley Energy, Inc. Class A (a)	1,380,100	41,941,239
PDC Energy, Inc. (a)	648,851	43,855,839
Pioneer Natural Resources Co.	536,899	99,847,107
QEP Resources, Inc. (a)	1,187,900	16,345,504
Range Resources Corp.	147,700	4,079,474
Resolute Energy Corp. (a)(b)	307,260	14,302,953
Rice Energy, Inc. (a)	2,462,329	45,922,436
Ring Energy, Inc. (a)	836,122	10,334,468
RSP Permian, Inc. (a)	1,073,900	42,408,311
Sanchez Energy Corp. (a)(b)	934,900	10,751,350
Seven Generations Energy Ltd. (a)	1,278,700	23,692,823
SM Energy Co.	1,102,000	27,164,300
Southwestern Energy Co. (a)	167,000	1,254,170
Viper Energy Partners LP	459,900	8,186,220
Whiting Petroleum Corp. (a)	1,935,500	21,000,175
WPX Energy, Inc. (a)	1,671,000	21,555,900
		1,165,925,805
Oil & Gas Refining & Marketing - 6.6%
Alon U.S.A. Energy, Inc.	588,800	7,159,808
Delek U.S. Holdings, Inc.	695,008	16,728,843
HollyFrontier Corp.	199,100	5,829,648
Keyera Corp.	589,600	17,361,283
Marathon Petroleum Corp.	757,500	37,572,000
Phillips 66 Co.	552,991	43,238,366
Western Refining, Inc.	348,800	12,738,176
World Fuel Services Corp.	315,941	11,427,586
		152,055,710
Oil & Gas Storage & Transport - 7.4%
Cheniere Energy Partners LP Holdings LLC	347,070	8,444,213
Enable Midstream Partners LP	227,600	3,714,432
Enterprise Products Partners LP	83,823	2,349,559
GasLog Partners LP	284,200	6,763,960
Gener8 Maritime, Inc. (a)	716,108	3,494,607
Golar LNG Ltd. (b)	424,400	11,590,364
Kinder Morgan, Inc.	965,100	20,566,281
Noble Midstream Partners LP	289,500	14,069,700
Plains All American Pipeline LP	806,600	25,875,728
Rice Midstream Partners LP	686,800	16,902,148
Targa Resources Corp.	412,600	23,311,900
Teekay LNG Partners LP	163,000	3,048,100
The Williams Companies, Inc.	1,019,500	28,892,629
		169,023,621

TOTAL OIL, GAS & CONSUMABLE FUELS		1,802,780,584

TOTAL COMMON STOCKS
(Cost $1,898,278,700)		2,266,706,663

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.60% (d)	3,695,656	3,696,395
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	45,494,081	45,503,181
TOTAL MONEY MARKET FUNDS
(Cost $49,192,253)		49,199,576
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $1,947,470,953)		2,315,906,239
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(26,556,463)
NET ASSETS - 100%		$2,289,349,776

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,166,912 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Centennial Resource Development, Inc. Class A	10/11/16	$1,152,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$95,374
Fidelity Securities Lending Cash Central Fund	711,058
Total	$806,432

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,266,706,664	$2,265,697,083	$1,009,581	$--
Money Market Funds	49,199,575	49,199,575	--	--
Total Investments in Securities:	$2,315,906,239	$2,314,896,658	$1,009,581	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Canada	4.1%
Curacao	3.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $43,868,955) — See accompanying schedule: Unaffiliated issuers (cost $1,898,278,700)	$2,266,706,663
Fidelity Central Funds (cost $49,192,253)	49,199,576
Total Investments (cost $1,947,470,953)		$2,315,906,239
Cash		230,369
Receivable for investments sold		37,045,117
Receivable for fund shares sold		2,156,115
Dividends receivable		4,065,527
Distributions receivable from Fidelity Central Funds		53,327
Prepaid expenses		8,807
Other receivables		133,012
Total assets		2,359,598,513
Liabilities
Payable for investments purchased	$15,795,968
Payable for fund shares redeemed	7,058,596
Accrued management fee	1,097,036
Other affiliated payables	470,350
Other payables and accrued expenses	332,687
Collateral on securities loaned	45,494,100
Total liabilities		70,248,737
Net Assets		$2,289,349,776
Net Assets consist of:
Paid in capital		$2,271,856,265
Distributions in excess of net investment income		(5,487,131)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(345,261,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		368,241,703
Net Assets, for 51,910,640 shares outstanding		$2,289,349,776
Net Asset Value, offering price and redemption price per share ($2,289,349,776 ÷ 51,910,640 shares)		$44.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$28,462,260
Income from Fidelity Central Funds (including $711,058 from security lending)		806,432
Total income		29,268,692
Expenses
Management fee	$13,149,081
Transfer agent fees	4,820,860
Accounting and security lending fees	729,931
Custodian fees and expenses	55,556
Independent trustees' fees and expenses	51,829
Registration fees	134,017
Audit	52,536
Legal	30,567
Interest	4,314
Miscellaneous	29,223
Total expenses before reductions	19,057,914
Expense reductions	(254,840)	18,803,074
Net investment income (loss)		10,465,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	74,458,586
Redemptions in-kind with affiliated entities	45,915,372
Fidelity Central Funds	5,374
Foreign currency transactions	144
Total net realized gain (loss)		120,379,476
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $190,893)	542,957,134
Assets and liabilities in foreign currencies	(2,940)
Total change in net unrealized appreciation (depreciation)		542,954,194
Net gain (loss)		663,333,670
Net increase (decrease) in net assets resulting from operations		$673,799,288

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,465,618	$20,797,098
Net realized gain (loss)	120,379,476	(357,170,983)
Change in net unrealized appreciation (depreciation)	542,954,194	(283,521,917)
Net increase (decrease) in net assets resulting from operations	673,799,288	(619,895,802)
Distributions to shareholders from net investment income	(13,079,637)	(19,169,416)
Distributions to shareholders from net realized gain	(3,147,768)	(3,157,395)
Total distributions	(16,227,405)	(22,326,811)
Share transactions
Proceeds from sales of shares	898,918,597	938,319,380
Reinvestment of distributions	15,617,735	21,542,390
Cost of shares redeemed	(1,211,768,502)	(568,659,411)
Net increase (decrease) in net assets resulting from share transactions	(297,232,170)	391,202,359
Redemption fees	112,786	89,143
Total increase (decrease) in net assets	360,452,499	(250,931,111)
Net Assets
Beginning of period	1,928,897,277	2,179,828,388
End of period	$2,289,349,776	$1,928,897,277
Other Information
Undistributed net investment income end of period	$–	$1,074,244
Distributions in excess of net investment income end of period	$(5,487,131)	$–
Shares
Sold	21,107,325	24,842,688
Issued in reinvestment of distributions	360,628	595,063
Redeemed	(28,669,318)	(14,091,258)
Net increase (decrease)	(7,201,365)	11,346,493

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Energy Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.63	$45.64	$56.25	$54.81	$55.14
Income from Investment Operations
Net investment income (loss)B	.18	.42	.46	.44	.53
Net realized and unrealized gain (loss)	11.58	(12.98)	(6.37)	7.86	(.04)
Total from investment operations	11.76	(12.56)	(5.91)	8.30	.49
Distributions from net investment income	(.24)	(.39)	(.46)	(.46)	(.47)
Distributions from net realized gain	(.05)	(.07)	(4.23)	(6.40)	(.35)
Total distributions	(.29)	(.45)C	(4.70)D	(6.86)	(.82)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$44.10	$32.63	$45.64	$56.25	$54.81
Total ReturnF	36.05%	(27.61)%	(11.25)%	15.43%	1.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.80%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.80%	.82%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	.44%	1.03%	.85%	.76%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,289,350	$1,928,897	$2,179,828	$1,995,808	$2,126,992
Portfolio turnover rateI	93%J	79%	73%J	98%	80%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

 D Total distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	46.36%	(2.74)%	0.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,226	Energy Service Portfolio
$20,834	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Ben Shuleva:  For the fiscal year, the fund returned 46.36%, outperforming the 39.71% return of the MSCI U.S. IMI Energy Equipment & Services 25/50 Index and also topping the broad-based S&P 500®. A rebound in crude oil prices spurred a similar bounce in energy service stocks this period, with many once-languishing companies enjoying the biggest gains. Versus the MSCI sector benchmark, fund outperformance was driven by good stock picking, helped by my bullish outlook for oil prices and choices among higher-quality energy service companies whose valuations suffered during the energy downturn. Among individual stocks, an overweighting in compression equipment provider Exterran was among the fund's top relative contributors. After the November U.S. presidential election, the stock climbed steadily on economic optimism, doubling to about $30 a share in early January, when I began reducing our stake to take some profits. Timely ownership of drilling-fluids supplier Newpark Resources also lifted the fund's result. I bought Newpark early in the period after watching its share price reach a low in February 2016. As higher oil prices led to more drilling activity, Newpark's stock more than doubled in value, contributing to the fund's return. The fund's top relative contributor, though, was an out-of-benchmark stake in Norwegian international drilling contractor Borr Drilling, which I purchased at its initial public offering in December. Conversely, avoiding oil & gas driller Unit proved detrimental, as the stock returned 406% for the year. Also detracting was a negligible stake in industrial-sand provider Fairmount Santrol Holdings, which I sold from the fund by period end, and an underweighting in service giant and benchmark heavyweight Halliburton.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	17.0	17.2
Baker Hughes, Inc.	13.6	18.6
Halliburton Co.	8.7	4.0
TETRA Technologies, Inc.	4.6	3.5
TechnipFMC PLC	4.2	0.0
Dril-Quip, Inc.	4.0	5.9
Oceaneering International, Inc.	3.8	3.6
RigNet, Inc.	3.8	4.2
Weatherford International PLC	3.2	3.1
Borr Drilling Ltd.	3.2	0.0
	66.1

Top Industries (% of fund's net assets)

As of February 28, 2017
Energy Equipment & Services	97.1%
Oil, Gas & Consumable Fuels	2.8%
Construction & Engineering	0.2%
All Others*,**	(0.1)%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

 ** Not included in the pie chart

As of August 31, 2016
Energy Equipment & Services	96.9%
Oil, Gas & Consumable Fuels	2.4%
Construction & Engineering	0.2%
Machinery	0.1%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Energy Service Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Enterprise Group, Inc. (a)(b)	5,565,237	$1,340,819
Energy Equipment & Services - 97.1%
Oil & Gas Drilling - 12.9%
Borr Drilling Ltd. (a)(b)	6,250,000	23,110,873
Ensco PLC Class A	798,900	7,781,286
Independence Contract Drilling, Inc. (a)	117,800	700,910
Nabors Industries Ltd.	867,700	12,703,128
Odfjell Drilling A/S (a)	6,663,192	11,206,657
Parker Drilling Co. (a)	5,569,456	10,581,966
Trinidad Drilling Ltd. (a)	8,915,300	17,989,011
Xtreme Drilling & Coil Services Corp. (a)(b)	5,731,713	10,443,266
		94,517,097
Oil & Gas Equipment & Services - 84.2%
Baker Hughes, Inc.	1,656,947	99,880,765
BW Offshore Ltd. (a)	2,485,714	6,938,117
C&J Energy Services, Inc. (a)	419,100	16,764,000
Calfrac Well Services Ltd.	1,510,000	4,017,723
CSI Compressco LP	700,655	7,784,277
Dril-Quip, Inc. (a)(c)	477,200	29,276,220
Exterran Corp. (a)	133,771	4,071,989
Forbes Energy Services Ltd. (a)(b)(c)	1,634,545	62,930
Frank's International NV (c)	1,288,979	15,725,544
Halliburton Co.	1,192,534	63,752,868
Helix Energy Solutions Group, Inc. (a)	1,128,700	9,323,062
McCoy Global, Inc. (a)	1,050,250	1,462,854
National Oilwell Varco, Inc. (c)	475,862	19,234,342
Newpark Resources, Inc. (a)	2,818,152	21,699,770
Oceaneering International, Inc.	994,707	28,170,102
RigNet, Inc. (a)(b)(c)	1,572,114	27,747,812
Schlumberger Ltd.	1,551,311	124,663,352
Smart Sand, Inc.	502,600	8,629,642
Spectrum ASA (a)	2,311,408	10,752,658
Superior Drilling Products, Inc. (a)(b)(c)	2,409,569	2,481,856
Superior Energy Services, Inc.	245,000	4,042,500
TechnipFMC PLC (a)	955,162	30,870,836
Tesco Corp. (a)(b)	2,735,670	22,842,845
TETRA Technologies, Inc. (a)(b)	7,555,898	33,925,982
TETRA Technologies, Inc. warrants 12/14/21 (a)(b)	300,100	435,145
Weatherford International PLC (a)	4,127,366	23,360,892
		617,918,083

TOTAL ENERGY EQUIPMENT & SERVICES		712,435,180

Oil, Gas & Consumable Fuels - 2.8%
Oil & Gas Exploration & Production - 0.2%
Apache Corp.	22,700	1,193,793
Devon Energy Corp.	14,400	624,384
		1,818,177
Oil & Gas Refining & Marketing - 0.6%
Alon U.S.A. Partners LP	487,971	4,669,882
Oil & Gas Storage & Transport - 2.0%
Golar LNG Ltd. (c)	87,533	2,390,526
StealthGas, Inc. (a)(b)	2,424,657	10,668,491
Teekay LNG Partners LP	77,900	1,456,730
		14,515,747

TOTAL OIL, GAS & CONSUMABLE FUELS		21,003,806

TOTAL COMMON STOCKS
(Cost $707,814,842)		734,779,805

Money Market Funds - 5.0%
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)
(Cost $36,658,005)	36,653,001	36,660,332
TOTAL INVESTMENT PORTFOLIO - 105.1%
(Cost $744,472,847)		771,440,137
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(37,348,668)
NET ASSETS - 100%		$734,091,469

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,531
Fidelity Securities Lending Cash Central Fund	488,050
Total	$529,581

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Borr Drilling Ltd.	$--	$12,449,706	$--	$--	$23,110,873
Enterprise Group, Inc.	966,615	--	--	--	1,340,819
Forbes Energy Services Ltd.	644,120	--	57,207	--	62,930
Independence Contract Drilling, Inc.	3,431,324	7,924,907	15,276,282	--	--
RigNet, Inc.	3,792,360	21,049,543	4,995,464	--	27,747,812
StealthGas, Inc.	7,258,706	659,172	345,867	--	10,668,491
Superior Drilling Products, Inc.	2,449,544	1,315,980	--	--	2,481,856
Tesco Corp.	18,331,231	9,117,034	8,153,469	--	22,842,845
TETRA Technologies, Inc.	7,757,996	32,508,454	2,441,693	--	33,925,982
TETRA Technologies, Inc. warrants 12/14/21	--	--	--	--	435,145
Xtreme Drilling & Coil Services Corp.	6,357,158	311,260	--	--	10,443,266
Total	$50,989,054	$85,336,056	$31,269,982	$--	$133,060,019

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$734,779,805	$730,326,937	$4,452,868	$--
Money Market Funds	36,660,332	36,660,332	--	--
Total Investments in Securities:	$771,440,137	$766,987,269	$4,452,868	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	53.7%
Curacao	17.0%
Canada	7.9%
Bermuda	6.1%
United Kingdom	5.3%
Ireland	3.2%
Norway	3.0%
Netherlands	2.1%
Marshall Islands	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $34,731,434) — See accompanying schedule: Unaffiliated issuers (cost $557,838,706)	$601,719,786
Fidelity Central Funds (cost $36,658,005)	36,660,332
Other affiliated issuers (cost $149,976,136)	133,060,019
Total Investments (cost $744,472,847)		$771,440,137
Receivable for investments sold		16,346,449
Receivable for fund shares sold		393,560
Dividends receivable		1,138,977
Distributions receivable from Fidelity Central Funds		53,511
Prepaid expenses		1,765
Other receivables		43,720
Total assets		789,418,119
Liabilities
Payable to custodian bank	$3,930,192
Payable for investments purchased	8,064,504
Payable for fund shares redeemed	6,097,803
Accrued management fee	351,986
Other affiliated payables	150,979
Other payables and accrued expenses	74,664
Collateral on securities loaned	36,656,522
Total liabilities		55,326,650
Net Assets		$734,091,469
Net Assets consist of:
Paid in capital		$741,306,220
Distributions in excess of net investment income		(393,306)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(33,785,266)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,963,821
Net Assets, for 13,419,110 shares outstanding		$734,091,469
Net Asset Value, offering price and redemption price per share ($734,091,469 ÷ 13,419,110 shares)		$54.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$6,090,769
Income from Fidelity Central Funds (including $488,050 from security lending)		529,581
Total income		6,620,350
Expenses
Management fee	$3,046,151
Transfer agent fees	1,262,301
Accounting and security lending fees	212,683
Custodian fees and expenses	36,288
Independent trustees' fees and expenses	11,797
Registration fees	51,917
Audit	55,161
Legal	6,778
Interest	900
Miscellaneous	7,244
Total expenses before reductions	4,691,220
Expense reductions	(55,250)	4,635,970
Net investment income (loss)		1,984,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,889,693)
Fidelity Central Funds	3,256
Other affiliated issuers	(2,264,778)
Foreign currency transactions	(72,831)
Total net realized gain (loss)		(19,224,046)
Change in net unrealized appreciation (depreciation) on: Investment securities	205,013,743
Assets and liabilities in foreign currencies	(400)
Total change in net unrealized appreciation (depreciation)		205,013,343
Net gain (loss)		185,789,297
Net increase (decrease) in net assets resulting from operations		$187,773,677

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,984,380	$5,466,467
Net realized gain (loss)	(19,224,046)	11,618,381
Change in net unrealized appreciation (depreciation)	205,013,343	(215,579,560)
Net increase (decrease) in net assets resulting from operations	187,773,677	(198,494,712)
Distributions to shareholders from net investment income	(2,569,509)	(4,585,495)
Share transactions
Proceeds from sales of shares	347,580,414	192,822,217
Reinvestment of distributions	2,440,107	4,345,896
Cost of shares redeemed	(236,538,737)	(257,558,829)
Net increase (decrease) in net assets resulting from share transactions	113,481,784	(60,390,716)
Redemption fees	30,328	43,210
Total increase (decrease) in net assets	298,716,280	(263,427,713)
Net Assets
Beginning of period	435,375,189	698,802,902
End of period	$734,091,469	$435,375,189
Other Information
Undistributed net investment income end of period	$–	$66,706
Distributions in excess of net investment income end of period	$(393,306)	$–
Shares
Sold	6,670,683	3,908,817
Issued in reinvestment of distributions	46,274	97,628
Redeemed	(4,895,393)	(5,268,324)
Net increase (decrease)	1,821,564	(1,261,879)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Energy Service Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.54	$54.34	$86.13	$74.01	$73.01
Income from Investment Operations
Net investment income (loss)B	.17	.45	.45	.21	–C
Net realized and unrealized gain (loss)	17.22	(16.85)	(23.10)	12.09	1.00
Total from investment operations	17.39	(16.40)	(22.65)	12.30	1.00
Distributions from net investment income	(.23)	(.40)	(.39)	(.18)	–
Distributions from net realized gain	–	–	(8.75)	–	–
Total distributions	(.23)	(.40)	(9.14)	(.18)	–
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$54.70	$37.54	$54.34	$86.13	$74.01
Total ReturnD	46.36%	(30.30)%	(27.82)%	16.62%	1.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.85%	.84%	.79%	.80%	.82%
Expenses net of all reductions	.84%	.81%	.79%	.80%	.81%
Net investment income (loss)	.36%	.92%	.56%	.26%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$734,091	$435,375	$698,803	$1,047,980	$1,236,403
Portfolio turnover rateG	96%	58%	55%	34%	49%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	56.75%	(2.06)%	(1.37)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,707	Natural Gas Portfolio
$20,834	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Ted Davis:  For the fiscal year ending February 28, 2017, the fund advanced 56.75%, well ahead of the 41.24% return of the S&P® Custom Natural Gas Index and the 24.98% return of the S&P 500®. Our exploration & production (E&P) holdings helped most versus S&P® Custom index. Within this segment, I focused on companies I thought had material leverage to oil prices, challenged balance sheets that could be improved, and stories I thought were misunderstood by other investors. This led me to significantly overweight names such as Encana, Devon Energy, Whiting Petroleum and Marathon oil, the fund’s top four relative contributors. Conversely, an underweighting and unfavorable picks in the strong-performing oil & gas storage & transportation group hurt, including Oneok, Williams Companies and Targa Resources. As of period end, I have positioned the fund more cautiously, reducing E&P exposure in favor of equipment & services and storage & transportation names I thinks have potential upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:   On April 1, 2017, the fund’s industry benchmark will change from the S&P® Custom Natural Gas Index to the FactSet Natural Gas Linked Index. Due to the new international benchmark guidelines, S&P® Dow Jones® Indices has decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Baker Hughes, Inc.	9.9	10.5
Schlumberger Ltd.	7.8	5.1
Anadarko Petroleum Corp.	7.8	5.2
ConocoPhillips Co.	6.5	7.1
Halliburton Co.	4.5	3.7
Boardwalk Pipeline Partners, LP	4.2	4.2
Encana Corp.	3.8	6.0
Noble Energy, Inc.	2.7	1.4
Rice Energy, Inc.	2.5	1.2
Devon Energy Corp.	2.5	6.0
	52.2

Top Industries (% of fund's net assets)

As of February 28, 2017
Oil, Gas & Consumable Fuels	57.0%
Energy Equipment & Services	39.7%
Gas Utilities	2.8%
All Others*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Oil, Gas & Consumable Fuels	67.2%
Energy Equipment & Services	25.0%
Gas Utilities	4.6%
All Others*	3.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Natural Gas Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Energy Equipment & Services - 39.7%
Oil & Gas Drilling - 6.0%
Ensco PLC Class A	651,700	$6,347,558
Nabors Industries Ltd.	428,300	6,270,312
Patterson-UTI Energy, Inc.	388,200	10,722,084
Precision Drilling Corp. (a)	1,047,300	5,353,988
		28,693,942
Oil & Gas Equipment & Services - 33.7%
Baker Hughes, Inc.	785,200	47,331,855
Era Group, Inc. (a)	267,500	3,686,150
Exterran Corp. (a)	319,800	9,734,712
Forum Energy Technologies, Inc. (a)	239,400	5,194,980
Frank's International NV (b)	260,400	3,176,880
Halliburton Co.	400,700	21,421,422
National Oilwell Varco, Inc.	258,300	10,440,486
Pason Systems, Inc.	285,500	3,888,492
Schlumberger Ltd.	468,832	37,675,340
Superior Energy Services, Inc.	406,700	6,710,550
TETRA Technologies, Inc. (a)	660,100	2,963,849
Weatherford International PLC (a)	1,707,300	9,663,318
		161,888,034

TOTAL ENERGY EQUIPMENT & SERVICES		190,581,976

Gas Utilities - 2.8%
Gas Utilities - 2.8%
Spire, Inc.	74,800	4,929,320
UGI Corp.	69,200	3,337,516
Valener, Inc.	310,600	4,864,087
		13,130,923
Oil, Gas & Consumable Fuels - 57.0%
Integrated Oil & Gas - 1.7%
Suncor Energy, Inc.	269,400	8,387,058
Oil & Gas Exploration & Production - 45.4%
Advantage Oil & Gas Ltd. (a)	1,315,900	7,925,915
Anadarko Petroleum Corp.	576,400	37,264,260
Cimarex Energy Co.	10,400	1,307,488
ConocoPhillips Co.	660,000	31,396,200
Crescent Point Energy Corp. (b)	558,100	6,139,016
Crew Energy, Inc. (a)	2,227,300	9,156,044
Crown Point Energy, Inc. (a)(c)	181,658	6,155
Devon Energy Corp.	277,846	12,047,403
Encana Corp.	1,645,400	18,235,422
Enerplus Corp.	134,600	1,187,707
Gulfport Energy Corp. (a)	427,700	7,416,318
Hess Corp.	62,000	3,189,280
Lekoil Ltd. (a)	6,233,200	1,894,944
Marathon Oil Corp.	521,600	8,345,600
Noble Energy, Inc.	360,000	13,107,600
Northern Blizzard Resources, Inc. (b)	2,316,800	5,860,900
Oasis Petroleum, Inc. (a)	182,300	2,581,368
PDC Energy, Inc. (a)	106,400	7,191,576
Range Resources Corp.	129,100	3,565,742
Rice Energy, Inc. (a)	651,900	12,157,935
Savannah Petroleum PLC (a)	4,767,600	1,789,553
SM Energy Co.	238,200	5,871,630
Surge Energy, Inc. (b)	4,029,600	8,039,783
Whiting Petroleum Corp. (a)	1,105,500	11,994,675
		217,672,514
Oil & Gas Refining & Marketing - 0.7%
Keyera Corp.	117,800	3,468,723
Oil & Gas Storage & Transport - 9.2%
Boardwalk Pipeline Partners, LP	1,113,800	20,159,780
Enbridge, Inc.	70,946	2,969,090
Energy Transfer Partners LP	136,400	5,157,284
The Williams Companies, Inc.	151,800	4,302,012
TransCanada Corp.	249,700	11,479,206
		44,067,372

TOTAL OIL, GAS & CONSUMABLE FUELS		273,595,667

TOTAL COMMON STOCKS
(Cost $567,637,716)		477,308,566

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 0.60% (d)	786,626	786,783
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	17,123,121	17,126,546
TOTAL MONEY MARKET FUNDS
(Cost $17,913,329)		17,913,329
TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $585,551,045)		495,221,895
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(15,342,787)
NET ASSETS - 100%		$479,879,108

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,155 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$53,125
Fidelity Securities Lending Cash Central Fund	194,222
Total	$247,347

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.0%
Canada	20.2%
Curacao	7.8%
Ireland	2.0%
United Kingdom	1.7%
Bermuda	1.3%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $15,857,473) — See accompanying schedule: Unaffiliated issuers (cost $567,637,716)	$477,308,566
Fidelity Central Funds (cost $17,913,329)	17,913,329
Total Investments (cost $585,551,045)		$495,221,895
Receivable for investments sold		6,722,912
Receivable for fund shares sold		282,834
Dividends receivable		646,151
Distributions receivable from Fidelity Central Funds		13,760
Prepaid expenses		1,480
Other receivables		68,040
Total assets		502,957,072
Liabilities
Payable for investments purchased	$1,540,033
Payable for fund shares redeemed	3,990,012
Accrued management fee	241,480
Other affiliated payables	121,139
Other payables and accrued expenses	62,429
Collateral on securities loaned	17,122,871
Total liabilities		23,077,964
Net Assets		$479,879,108
Net Assets consist of:
Paid in capital		$1,017,479,611
Distributions in excess of net investment income		(3,915,326)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(443,353,983)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(90,331,194)
Net Assets, for 17,287,959 shares outstanding		$479,879,108
Net Asset Value, offering price and redemption price per share ($479,879,108 ÷ 17,287,959 shares)		$27.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$5,584,400
Income from Fidelity Central Funds (including $194,222 from security lending)		247,347
Total income		5,831,747
Expenses
Management fee	$2,348,005
Transfer agent fees	1,072,831
Accounting and security lending fees	171,492
Custodian fees and expenses	21,594
Independent trustees' fees and expenses	9,469
Registration fees	53,614
Audit	41,443
Legal	5,117
Interest	97
Miscellaneous	5,083
Total expenses before reductions	3,728,745
Expense reductions	(31,120)	3,697,625
Net investment income (loss)		2,134,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,586,321)
Fidelity Central Funds	6,726
Foreign currency transactions	(17,477)
Total net realized gain (loss)		(14,597,072)
Change in net unrealized appreciation (depreciation) on: Investment securities	159,313,685
Assets and liabilities in foreign currencies	(2,133)
Total change in net unrealized appreciation (depreciation)		159,311,552
Net gain (loss)		144,714,480
Net increase (decrease) in net assets resulting from operations		$146,848,602

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,134,122	$4,910,158
Net realized gain (loss)	(14,597,072)	(90,294,465)
Change in net unrealized appreciation (depreciation)	159,311,552	(114,969,972)
Net increase (decrease) in net assets resulting from operations	146,848,602	(200,354,279)
Distributions to shareholders from net investment income	(2,707,349)	(5,529,387)
Distributions to shareholders from net realized gain	(399,401)	–
Total distributions	(3,106,750)	(5,529,387)
Share transactions
Proceeds from sales of shares	363,264,746	114,790,165
Reinvestment of distributions	2,868,753	5,201,186
Cost of shares redeemed	(286,062,132)	(188,439,341)
Net increase (decrease) in net assets resulting from share transactions	80,071,367	(68,447,990)
Redemption fees	75,698	37,159
Total increase (decrease) in net assets	223,888,917	(274,294,497)
Net Assets
Beginning of period	255,990,191	530,284,688
End of period	$479,879,108	$255,990,191
Other Information
Distributions in excess of net investment income end of period	$(3,915,326)	$(2,307,905)
Shares
Sold	13,555,828	4,431,127
Issued in reinvestment of distributions	106,018	253,143
Redeemed	(10,729,732)	(6,872,469)
Net increase (decrease)	2,932,114	(2,188,199)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Natural Gas Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.83	$32.05	$39.16	$32.86	$32.91
Income from Investment Operations
Net investment income (loss)B	.13	.33	.34	.35	.30
Net realized and unrealized gain (loss)	9.98	(14.16)	(7.03)	6.61	(.03)C
Total from investment operations	10.11	(13.83)	(6.69)	6.96	.27
Distributions from net investment income	(.15)	(.39)	(.38)	(.33)	(.27)
Distributions from net realized gain	(.03)	–	(.04)	(.32)	(.05)
Total distributions	(.18)	(.39)	(.42)	(.66)D	(.32)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$27.76	$17.83	$32.05	$39.16	$32.86
Total ReturnF	56.75%	(43.29)%	(17.15)%	21.28%	.86%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.89%	.82%	.84%	.87%
Expenses net of fee waivers, if any	.87%	.88%	.82%	.84%	.87%
Expenses net of all reductions	.87%	.88%	.82%	.84%	.86%
Net investment income (loss)	.50%	1.24%	.84%	.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$479,879	$255,990	$530,285	$840,514	$650,073
Portfolio turnover rateI	76%	62%	147%J	135%	107%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

 D Total distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	34.54%	(1.73)%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,151	Natural Resources Portfolio
$20,834	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy, and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union – recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks, especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund rose 34.54%, outpacing the 32.04% advance of the S&P® North American Natural Resources Sector Index, and surpassing the broad-based S&P 500®. Natural resources stocks fared very well during the period, helped by energy's rebound from a two-year collapse in crude oil prices brought on by global oversupply. Shrinking inventories and a November agreement among major oil-exporting countries to cut production lifted global crude oil prices 49% for the year, closing at $53 a barrel and easing profit pressure at many cash-strapped firms. Versus the Natural Resources sector index, the fund’s results were fueled by a large overweighting in the outperforming oil & gas exploration & production (E&P) segment, which accounted for 48% of the fund’s assets at period end. Here, we’ve had a long-standing bias toward U.S.-based E&Ps that we believe have improved productivity and profitability through new technology and good management. A significant underweighting in the weaker integrated oil & gas segment – the benchmark’s second-largest component – also boosted relative results. Among individual stocks, largely avoiding Exxon Mobil, which I bought in August, and Occidental Petroleum, added the most value to the fund’s relative result. I sold from Occidental from the fund by period end. Conversely, the fund’s biggest relative detractor by far was oil & gas refining and marketing firm Valero Energy, previously a large holding that I sold from the fund in January. Elsewhere, positioning in gold and silver stocks detracted. Here, the fund was hurt by timing in gold producers Tahoe Resources and New Gold. I purchased both in the second half of the year, and the stocks struggled through period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
EOG Resources, Inc.	6.0	6.3
Baker Hughes, Inc.	5.7	5.1
Halliburton Co.	3.8	1.6
Schlumberger Ltd.	3.7	6.7
Anadarko Petroleum Corp.	3.6	2.7
Pioneer Natural Resources Co.	3.5	2.4
Diamondback Energy, Inc.	3.5	3.2
Chevron Corp.	3.4	1.7
Marathon Petroleum Corp.	2.1	0.0
Rice Energy, Inc.	2.1	2.9
	37.4

Top Industries (% of fund's net assets)

As of February 28, 2017
Oil, Gas & Consumable Fuels	69.0%
Energy Equipment & Services	18.3%
Metals & Mining	5.1%
Containers & Packaging	5.0%
Chemicals	1.2%
All Others*	1.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2016
Oil, Gas & Consumable Fuels	68.2%
Energy Equipment & Services	16.8%
Metals & Mining	6.6%
Containers & Packaging	5.1%
Chemicals	1.2%
All Others*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Natural Resources Portfolio

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Chemicals - 1.2%
Commodity Chemicals - 1.2%
LyondellBasell Industries NV Class A	115,600	$10,547,344
Containers & Packaging - 5.0%
Metal & Glass Containers - 1.8%
Ball Corp.	159,400	11,720,682
Berry Plastics Group, Inc. (a)	90,800	4,569,964
		16,290,646
Paper Packaging - 3.2%
Graphic Packaging Holding Co.	400,900	5,352,015
Packaging Corp. of America	116,200	10,740,366
WestRock Co.	246,700	13,252,724
		29,345,105

TOTAL CONTAINERS & PACKAGING		45,635,751

Energy Equipment & Services - 18.3%
Oil & Gas Drilling - 0.5%
Odfjell Drilling A/S (a)	696,800	1,171,931
Trinidad Drilling Ltd. (a)	856,400	1,728,017
Xtreme Drilling & Coil Services Corp. (a)	1,009,400	1,839,142
		4,739,090
Oil & Gas Equipment & Services - 17.8%
Baker Hughes, Inc.	861,200	51,913,136
C&J Energy Services, Inc. (a)	47,800	1,912,000
Dril-Quip, Inc. (a)	108,325	6,645,739
Exterran Corp. (a)	21,000	639,240
Frank's International NV (b)	311,500	3,800,300
Halliburton Co.	648,800	34,684,848
National Oilwell Varco, Inc.	54,200	2,190,764
Newpark Resources, Inc. (a)	803,000	6,183,100
Oceaneering International, Inc.	187,200	5,301,504
RigNet, Inc. (a)	111,400	1,966,210
Schlumberger Ltd.	420,765	33,812,675
Smart Sand, Inc.	145,500	2,498,235
Superior Energy Services, Inc.	48,000	792,000
Tesco Corp. (a)	197,700	1,650,795
TETRA Technologies, Inc. (a)	518,900	2,329,861
Total Energy Services, Inc.	100,600	1,079,318
Weatherford International PLC (a)	847,400	4,796,284
		162,196,009

TOTAL ENERGY EQUIPMENT & SERVICES		166,935,099

Gas Utilities - 0.3%
Gas Utilities - 0.3%
Indraprastha Gas Ltd.	178,348	2,788,216
Independent Power and Renewable Electricity Producers - 0.5%
Renewable Electricity - 0.5%
NextEra Energy Partners LP	142,200	4,376,916
Metals & Mining - 5.1%
Diversified Metals & Mining - 0.5%
Hi-Crush Partners LP (a)	261,100	4,490,920
Gold - 3.4%
B2Gold Corp. (a)	1,178,500	3,620,148
Franco-Nevada Corp.	28,500	1,836,986
New Gold, Inc. (a)	2,284,500	6,587,588
Randgold Resources Ltd. sponsored ADR (b)	133,973	12,286,664
Tahoe Resources, Inc.	829,600	7,033,049
		31,364,435
Silver - 1.2%
Silver Wheaton Corp.	565,200	11,008,676

TOTAL METALS & MINING		46,864,031

Oil, Gas & Consumable Fuels - 69.0%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	154,200	2,400,894
Integrated Oil & Gas - 5.3%
Chevron Corp.	277,600	31,230,000
Exxon Mobil Corp.	190,900	15,523,988
Suncor Energy, Inc.	54,600	1,699,827
		48,453,815
Oil & Gas Exploration & Production - 48.0%
Anadarko Petroleum Corp.	510,800	33,023,220
Callon Petroleum Co. (a)	979,400	12,360,028
Canadian Natural Resources Ltd.	375,600	10,771,423
Carrizo Oil & Gas, Inc. (a)	314,400	10,233,720
Centennial Resource Development, Inc. Class A (c)	38,300	720,423
Chesapeake Energy Corp. (a)(b)	138,300	753,735
Cimarex Energy Co.	140,200	17,625,944
Concho Resources, Inc. (a)	98,400	13,033,080
Continental Resources, Inc. (a)(b)	268,100	12,118,120
Devon Energy Corp.	261,400	11,334,304
Diamondback Energy, Inc. (a)	313,600	31,629,696
Encana Corp.	1,467,300	16,261,599
EOG Resources, Inc.	568,300	55,119,420
Extraction Oil & Gas, Inc.	520,347	9,210,142
Hess Corp.	66,000	3,395,040
Jones Energy, Inc. (a)(b)	180,370	577,184
Marathon Oil Corp.	825,900	13,214,400
Newfield Exploration Co. (a)	315,800	11,514,068
Noble Energy, Inc.	317,300	11,552,893
Oasis Petroleum, Inc. (a)	409,300	5,795,688
Parsley Energy, Inc. Class A (a)	544,600	16,550,394
PDC Energy, Inc. (a)	184,000	12,436,560
Pioneer Natural Resources Co.	173,900	32,340,183
PrairieSky Royalty Ltd.	8,038	187,969
QEP Resources, Inc. (a)	426,500	5,868,640
Range Resources Corp.	57,800	1,596,436
Resolute Energy Corp. (a)(b)	118,957	5,537,448
Rice Energy, Inc. (a)	1,018,099	18,987,546
Ring Energy, Inc. (a)	313,900	3,879,804
RSP Permian, Inc. (a)	411,500	16,250,135
Sanchez Energy Corp. (a)(b)	361,600	4,158,400
Seven Generations Energy Ltd. (a)	425,700	7,887,725
SM Energy Co.	478,900	11,804,885
Viper Energy Partners LP	177,100	3,152,380
Whiting Petroleum Corp. (a)	713,900	7,745,815
WPX Energy, Inc. (a)	725,600	9,360,240
		437,988,687
Oil & Gas Refining & Marketing - 7.5%
Alon U.S.A. Energy, Inc.	226,200	2,750,592
Delek U.S. Holdings, Inc.	267,230	6,432,226
HollyFrontier Corp.	148,700	4,353,936
Keyera Corp. (b)	269,000	7,920,938
Marathon Petroleum Corp.	395,200	19,601,920
Phillips 66 Co.	220,716	17,257,784
Western Refining, Inc.	169,700	6,197,444
World Fuel Services Corp.	110,920	4,011,976
		68,526,816
Oil & Gas Storage & Transport - 7.9%
Cheniere Energy Partners LP Holdings LLC	162,100	3,943,893
Enable Midstream Partners LP	88,600	1,445,952
GasLog Partners LP	110,000	2,618,000
Gener8 Maritime, Inc. (a)	267,932	1,307,508
Golar LNG Ltd. (b)	175,400	4,790,174
Kinder Morgan, Inc.	486,100	10,358,791
Noble Midstream Partners LP	112,100	5,448,060
Plains All American Pipeline LP	378,600	12,145,488
Rice Midstream Partners LP	274,000	6,743,140
Targa Resources Corp.	191,600	10,825,400
Teekay LNG Partners LP	50,500	944,350
The Williams Companies, Inc.	416,400	11,800,775
		72,371,531

TOTAL OIL, GAS & CONSUMABLE FUELS		629,741,743

TOTAL COMMON STOCKS
(Cost $796,771,390)		906,889,100

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 0.60% (d)	863,466	863,638
Fidelity Securities Lending Cash Central Fund 0.62% (d)(e)	26,340,956	26,346,225
TOTAL MONEY MARKET FUNDS
(Cost $27,204,702)		27,209,863
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $823,976,092)		934,098,963
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(22,009,367)
NET ASSETS - 100%		$912,089,596

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $720,423 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Centennial Resource Development, Inc. Class A	10/11/16	$383,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,381
Fidelity Securities Lending Cash Central Fund	294,978
Total	$337,359

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$906,889,101	$905,809,783	$1,079,318	$--
Money Market Funds	27,209,862	27,209,862	--	--
Total Investments in Securities:	$934,098,963	$933,019,645	$1,079,318	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
Canada	9.0%
Curacao	3.7%
Netherlands	1.6%
Bailiwick of Jersey	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $25,697,376) — See accompanying schedule: Unaffiliated issuers (cost $796,771,390)	$906,889,100
Fidelity Central Funds (cost $27,204,702)	27,209,863
Total Investments (cost $823,976,092)		$934,098,963
Cash		91,312
Receivable for investments sold		7,525,331
Receivable for fund shares sold		893,955
Dividends receivable		1,174,231
Distributions receivable from Fidelity Central Funds		25,406
Prepaid expenses		2,943
Other receivables		48,380
Total assets		943,860,521
Liabilities
Payable for investments purchased	$2,385,580
Payable for fund shares redeemed	2,272,594
Accrued management fee	432,172
Other affiliated payables	205,712
Other payables and accrued expenses	138,031
Collateral on securities loaned	26,336,836
Total liabilities		31,770,925
Net Assets		$912,089,596
Net Assets consist of:
Paid in capital		$983,195,001
Distributions in excess of net investment income		(772,686)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(180,391,521)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		110,058,802
Net Assets, for 31,315,942 shares outstanding		$912,089,596
Net Asset Value, offering price and redemption price per share ($912,089,596 ÷ 31,315,942 shares)		$29.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends		$9,497,592
Income from Fidelity Central Funds (including $294,978 from security lending)		337,359
Total income		9,834,951
Expenses
Management fee	$4,578,314
Transfer agent fees	1,951,808
Accounting and security lending fees	294,232
Custodian fees and expenses	35,045
Independent trustees' fees and expenses	17,512
Registration fees	66,665
Audit	51,656
Legal	10,189
Miscellaneous	9,767
Total expenses before reductions	7,015,188
Expense reductions	(73,932)	6,941,256
Net investment income (loss)		2,893,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,101,611
Fidelity Central Funds	7,229
Foreign currency transactions	6,533
Total net realized gain (loss)		18,115,373
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $62,986)	176,627,677
Assets and liabilities in foreign currencies	(1,261)
Total change in net unrealized appreciation (depreciation)		176,626,416
Net gain (loss)		194,741,789
Net increase (decrease) in net assets resulting from operations		$197,635,484

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,893,695	$4,105,693
Net realized gain (loss)	18,115,373	(160,381,666)
Change in net unrealized appreciation (depreciation)	176,626,416	(56,066,991)
Net increase (decrease) in net assets resulting from operations	197,635,484	(212,342,964)
Distributions to shareholders from net investment income	(3,359,511)	(3,939,288)
Distributions to shareholders from net realized gain	(2,074,553)	–
Total distributions	(5,434,064)	(3,939,288)
Share transactions
Proceeds from sales of shares	495,662,532	117,724,498
Reinvestment of distributions	5,196,216	3,714,770
Cost of shares redeemed	(243,885,913)	(203,387,401)
Net increase (decrease) in net assets resulting from share transactions	256,972,835	(81,948,133)
Redemption fees	46,019	21,844
Total increase (decrease) in net assets	449,220,274	(298,208,541)
Net Assets
Beginning of period	462,869,322	761,077,863
End of period	$912,089,596	$462,869,322
Other Information
Distributions in excess of net investment income end of period	$(772,686)	$(178,509)
Shares
Sold	18,462,591	4,300,582
Issued in reinvestment of distributions	185,868	161,442
Redeemed	(8,562,319)	(7,401,435)
Net increase (decrease)	10,086,140	(2,939,411)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Natural Resources Portfolio

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.80	$31.49	$37.85	$34.10	$35.36
Income from Investment Operations
Net investment income (loss)B	.10	.18	.21	.20	.28
Net realized and unrealized gain (loss)	7.42	(9.69)	(4.55)	4.52	(1.45)
Total from investment operations	7.52	(9.51)	(4.34)	4.72	(1.17)
Distributions from net investment income	(.11)	(.18)	(.15)	(.10)	(.09)
Distributions from net realized gain	(.08)	–	(1.87)	(.88)	–
Total distributions	(.19)	(.18)	(2.02)	(.97)C	(.09)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$29.13	$21.80	$31.49	$37.85	$34.10
Total ReturnE	34.54%	(30.22)%	(11.45)%	13.97%	(3.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.86%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.84%	.86%	.82%	.84%	.85%
Expenses net of all reductions	.83%	.85%	.82%	.83%	.84%
Net investment income (loss)	.35%	.66%	.55%	.54%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$912,090	$462,869	$761,078	$949,394	$1,054,528
Portfolio turnover rateH	84%	78%	87%	99%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Energy Portfolio	$1,967,872,125	$445,430,274	$(97,396,160)	$348,034,114
Energy Service Portfolio	749,445,000	127,865,482	(105,870,345)	21,995,137
Natural Gas Portfolio	584,501,022	24,645,803	(113,924,930)	(89,279,127)
Natural Resources Portfolio	831,061,051	158,060,573	(55,022,661)	103,037,912

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$4,952,693	$(329,812,583)	$342,640,615
Energy Service Portfolio	–	(28,813,113)	21,667,988
Natural Gas Portfolio	1,303,932	(445,707,938)	(93,171,016)
Natural Resources Portfolio	669,784	(173,976,347)	102,300,328

The Energy Services Portfolio intends to elect to defer to its next fiscal year $35,306 of ordinary losses recognized during the period January 1, 2017 to February 28, 2017.

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Natural Gas Portfolio	$(60,545,261)	$(215,752,708)	$(276,297,969)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Energy Portfolio	$(184,858,560)	$(144,954,023)	$(329,812,583)	$(329,812,583)
Energy Service Portfolio	–	(28,813,113)	(28,813,113)	(28,813,113)
Natural Gas Portfolio	(48,906,799)	(120,503,170)	(169,409,969)	(445,707,938)
Natural Resources Portfolio	(70,283,311)	(103,693,036)	(173,976,347)	(173,976,347)

The tax character of distributions paid was as follows:

February 28, 2017
Ordinary Income
Energy Portfolio	$16,227,405
Energy Service Portfolio	2,569,509
Natural Gas Portfolio	3,106,750
Natural Resources Portfolio	5,434,064

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$19,169,416	$3,157,395	$22,326,811
Energy Service Portfolio	4,585,495	–	4,585,495
Natural Gas Portfolio	5,529,387	–	5,529,387
Natural Resources Portfolio	3,939,288	–	3,939,288

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016 for Energy Portfolio.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,196,437,102	2,346,034,891
Energy Service Portfolio	643,972,378	528,036,092
Natural Gas Portfolio	389,782,620	309,476,395
Natural Resources Portfolio	936,582,873	682,035,515

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.25%	.55%
Energy Service Portfolio	.30%	.25%	.55%
Natural Gas Portfolio	.30%	.25%	.55%
Natural Resources Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.20%
Energy Service Portfolio	.23%
Natural Gas Portfolio	.25%
Natural Resources Portfolio	.23%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$80,792
Energy Service Portfolio	37,733
Natural Gas Portfolio	10,387
Natural Resources Portfolio	36,346

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$12,015,389.72%		$4,314
Energy Service Portfolio	Borrower	$2,647,778.62%		$824
Natural Gas Portfolio	Borrower	$5,797,000.60%		$97

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 3,526,343 shares of Energy Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $146,061,109. The net realized gain of $45,915,372 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Energy Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$6,959
Energy Service Portfolio	1,521
Natural Gas Portfolio	1,170
Natural Resources Portfolio	2,336

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Service Portfolio	$1,510,000.91%		$76

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$235,055	$346
Energy Service Portfolio	50,330	–
Natural Gas Portfolio	27,390	–
Natural Resources Portfolio	67,144	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$19,439
Energy Service Portfolio	4,920
Natural Gas Portfolio	3,730
Natural Resources Portfolio	6,788

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Mutual Funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Fund:

% of Shares held
Energy Portfolio	20%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Energy Portfolio	.79%
Actual		$1,000.00	$1,042.90	$4.00
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Energy Service Portfolio	.83%
Actual		$1,000.00	$1,217.70	$4.56
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Natural Gas Portfolio	.85%
Actual		$1,000.00	$1,091.00	$4.41
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Natural Resources Portfolio	.83%
Actual		$1,000.00	$1,030.10	$4.18
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Energy Portfolio	04/10/17	04/07/17	$0.101
Energy Service Portfolio	04/10/17	04/07/17	$0.000
Natural Gas Portfolio	04/10/17	04/07/17	$0.098
Natural Resources Portfolio	04/10/17	04/07/17	$0.023

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2016	December 2016
Energy Portfolio	100%	100%
Energy Service Portfolio	86%	96%
Natural Gas Portfolio	47%	100%
Natural Resources Portfolio	95%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2016	December 2016
Energy Portfolio	100%	100%
Energy Service Portfolio	100%	100%
Natural Gas Portfolio	100%	100%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vii) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; and (x) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2016, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2016.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vii) the competitive positioning of the Fidelity variable insurance product funds; (viii) the methodology with respect to competitive fund data and peer group classifications; (ix) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of an internal reorganization, the increased use of omnibus accounts and lower pricing in the retirement channel; (x) fluctuations in trading expenses; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELNR-ANN-0417
1.813649.112

Item 2.

Code of Ethics

As of the end of the period, February 28, 2017, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio,  Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio,  IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals  Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$36,000	$-	$2,800	$1,300
Automotive Portfolio	$36,000	$-	$2,800	$1,300
Banking Portfolio	$36,000	$-	$3,000	$1,300
Biotechnology Portfolio	$51,000	$-	$33,300	$1,800
Brokerage and Investment Management Portfolio	$36,000	$-	$5,000	$1,300
Chemicals Portfolio	$36,000	$-	$3,800	$1,200
Communications Equipment Portfolio	$36,000	$-	$2,800	$1,300
Computers Portfolio	$37,000	$-	$2,800	$1,300
Construction and Housing Portfolio	$36,000	$-	$2,800	$1,200
Consumer Discretionary Portfolio	$36,000	$-	$2,800	$1,200
Consumer Finance Portfolio	$38,000	$-	$3,900	$1,300
Consumer Staples Portfolio	$41,000	$-	$2,800	$1,400
Defense and Aerospace Portfolio	$36,000	$-	$2,800	$1,300
Energy Portfolio	$37,000	$-	$5,800	$1,300
Energy Service Portfolio	$37,000	$-	$9,700	$1,300
Environment and Alternative Energy Portfolio	$36,000	$-	$2,800	$1,200
Financial Services Portfolio	$37,000	$-	$3,200	$1,300
Gold Portfolio	$60,000	$-	$7,600	$2,200
Health Care Portfolio	$40,000	$-	$3,000	$1,400
Health Care Services Portfolio	$36,000	$-	$2,800	$1,300
Industrial Equipment Portfolio	$49,000	$-	$5,300	$1,400
Industrials Portfolio	$47,000	$-	$2,800	$1,200
Insurance Portfolio	$36,000	$-	$3,200	$1,300
IT Services Portfolio	$37,000	$-	$2,800	$1,300
Leisure Portfolio	$36,000	$-	$3,200	$1,300
Materials Portfolio	$42,000	$-	$3,500	$1,400
Medical Equipment and Systems Portfolio	$36,000	$-	$2,800	$1,300
Multimedia Portfolio	$36,000	$-	$3,500	$1,300
Natural Gas Portfolio	$36,000	$-	$3,200	$1,200
Natural Resources Portfolio	$35,000	$-	$6,800	$1,200
Pharmaceuticals Portfolio	$36,000	$-	$2,800	$1,200
Retailing Portfolio	$36,000	$-	$2,800	$1,300
Semiconductors Portfolio	$37,000	$-	$2,800	$1,300
Software and IT Services Portfolio	$36,000	$-	$2,800	$1,200
Technology Portfolio	$41,000	$-	$2,800	$1,400
Telecommunications Portfolio	$41,000	$-	$2,800	$1,400
Transportation Portfolio	$36,000	$-	$2,800	$1,300
Utilities Portfolio	$36,000	$-	$5,000	$1,300
Wireless Portfolio	$35,000	$-	$2,800	$1,200
February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$40,000	$-	$3,500	$1,900
Automotive Portfolio	$36,000	$-	$2,800	$1,800
Banking Portfolio	$37,000	$-	$2,800	$1,900
Biotechnology Portfolio	$60,000	$-	$14,500	$6,200
Brokerage and Investment Management Portfolio	$37,000	$-	$3,500	$1,900
Chemicals Portfolio	$39,000	$-	$2,800	$2,100
Communications Equipment Portfolio	$39,000	$-	$4,600	$1,800
Computers Portfolio	$38,000	$-	$3,500	$1,900
Construction and Housing Portfolio	$36,000	$-	$2,800	$1,900
Consumer Discretionary Portfolio	$42,000	$-	$2,800	$2,100
Consumer Finance Portfolio	$37,000	$-	$3,900	$1,800
Consumer Staples Portfolio	$45,000	$-	$2,800	$2,600
Defense and Aerospace Portfolio	$37,000	$-	$3,500	$2,000
Energy Portfolio	$41,000	$-	$3,100	$2,400
Energy Service Portfolio	$38,000	$-	$2,800	$1,900
Environment and Alternative Energy Portfolio	$36,000	$-	$2,800	$1,800
Financial Services Portfolio	$41,000	$-	$5,900	$2,100
Gold Portfolio	$59,000	$-	$6,800	$2,300
Health Care Portfolio	$47,000	$-	$2,800	$4,700
Health Care Services Portfolio	$37,000	$-	$2,800	$2,000
Industrial Equipment Portfolio	$41,000	$-	$2,800	$1,800
Industrials Portfolio	$42,000	$-	$2,800	$2,100
Insurance Portfolio	$37,000	$-	$2,800	$1,900
IT Services Portfolio	$38,000	$-	$2,800	$2,100
Leisure Portfolio	$39,000	$-	$2,800	$1,900
Materials Portfolio	$45,000	$-	$5,600	$2,300
Medical Equipment and Systems Portfolio	$38,000	$-	$2,800	$2,300
Multimedia Portfolio	$37,000	$-	$4,200	$2,000
Natural Gas Portfolio	$39,000	$-	$3,500	$1,900
Natural Resources Portfolio	$36,000	$-	$2,800	$1,900
Pharmaceuticals Portfolio	$40,000	$-	$2,800	$2,400
Retailing Portfolio	$37,000	$-	$2,800	$2,100
Semiconductors Portfolio	$40,000	$-	$2,800	$2,300
Software and IT Services Portfolio	$38,000	$-	$2,800	$2,600
Technology Portfolio	$42,000	$-	$2,800	$2,600
Telecommunications Portfolio	$43,000	$-	$2,800	$1,900
Transportation Portfolio	$39,000	$-	$2,800	$2,000
Utilities Portfolio	$40,000	$-	$2,800	$2,000
Wireless Portfolio	$36,000	$-	$2,800	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2017A	February 29, 2016A,B
Audit-Related Fees	$5,985,000	$5,470,000
Tax Fees	$105,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Reflects current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2017 A	February 29, 2016 A,B
PwC	$8,195,000	$6,320,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 27, 2017